Integrity AnnuiChoice II

As filed with the Securities and Exchange Commission on June 25, 2018
Registration Nos. 333-44876 and 811-04844

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment Number
Post-Effective Amendment Number: 28    [ x]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment Number: 132
(Check appropriate box or boxes)

Separate Account I of Integrity Life Insurance Company
(Exact Name of Registrant)

Integrity Life Insurance Company
(Name of Depositor)
400 Broadway, Cincinnati, Ohio 45202
(Address of Depositor's Principal Executive Offices) (Zip Code)
(513) 629-1854
(Depositor's Telephone Number, including Area Code)

The Western and Southern Life Insurance Company
(Name of Guarantor)
400 Broadway, Cincinnati, Ohio 45202
(Address of Guarantor's Principal Executive Offices) (Zip Code)
(513) 629-1854
(Guarantor's Telephone Number, including Area Code)

Mark J. Mahoney, Esq.
Counsel
Western & Southern Financial Group, Inc.
400 Broadway, Cincinnati, Ohio 45202
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

x	immediately upon filing pursuant to paragraph (b) of Rule 485 on May 1, 2018 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485
75 days after filing pursuant to paragraph (a)(2) of Rule 485 on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

This post-eff amendment designates a new effective date for a previously filed post-eff amendment.

Title of Securities Being Registered: AnnuiChoice Flexible Premium Variable Annuity

AnnuiChoice® II Variable Annuity
May 1, 2018

Integrity Life Insurance Company
Separate Account I of Integrity Life Insurance Company

This prospectus describes the AnnuiChoice II flexible premium variable annuity contract and the Investment Options available under the contract. This prospectus contains information about Separate Account I of Integrity Life Insurance Company (Separate Account I) and the contract that you should know before investing. You should read this prospectus and any supplements, and retain them for future reference.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined that this prospectus is adequate. Any representation to the contrary is a criminal offense.

A registration statement relating to this contract, which includes a Statement of Additional Information (SAI) dated May 1, 2018, material incorporated by reference and information about Separate Account I and Integrity Life Insurance Company, has been filed with the SEC (file numbers 811-04844 and 333-44876). The SAI is incorporated by reference into this prospectus. A free copy of the SAI is available by sending in the form on the last page of this prospectus, or by writing or calling our Administrative Office listed in the Glossary. The SEC maintains a website at www.sec.gov that contains the SAI and other information that is filed electronically with the SEC. The table of contents for the SAI is at the end of Part 9 of this prospectus.

This prospectus does not constitute an offering in any jurisdiction where such offering may not lawfully be made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus.

This annuity is not a deposit of a bank or other financial institution. It is not insured by the Federal Deposit Insurance Corporation, the National Credit Union Share Insurance Fund or other federal entity. It is subject to investment risks, including possible loss of the principal amount invested.

Although this prospectus was primarily designed for potential purchasers of the variable annuity contract, you may be receiving this prospectus as a current contract owner. As a current contract owner, you should note that the options, features, and charges may vary depending on when you purchased your contract. You can find information about the options, features, and charges that may have changed in Part 10 – Prior Contracts.

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You may invest your contributions in any of the Investment Options listed below.

American Funds Insurance Series	Franklin® Templeton® VIP Trust, Class 2
American Funds I.S. Bond Fund, Class 4	Franklin Growth and Income VIP Fund
American Funds I.S. Capital Income Builder Fund, Class 4	Franklin Income VIP Fund
American Funds I.S. Global Growth Fund, Class 4	Franklin Large Cap Growth VIP Fund
American Funds I.S. Growth Fund, Class 4	Franklin Mutual Shares VIP Fund
American Funds I.S. Growth-Income Fund, Class 4	Franklin Small Cap Value VIP Fund
American Funds I.S. Managed Risk Asset Allocation Fund, Class P2	Templeton Foreign VIP Fund
American Funds I.S. New World Fund, Class 4	Templeton Global Bond VIP Fund
Templeton Growth VIP Fund
BlackRock Variable Series Funds, Inc., Class III
BlackRock Capital Appreciation V.I. Fund	Invesco (AIM) Variable Insurance Funds, Series II
BlackRock Global Allocation V.I. Fund	Invesco V.I. American Franchise Fund
BlackRock High Yield V.I. Fund	Invesco V.I. American Value Fund
BlackRock Total Return V.I. Fund	Invesco V.I. Comstock Fund
Invesco V.I. International Growth Fund
Columbia Funds Variable Portfolios	Invesco V.I. Mid Cap Growth Fund
Columbia VP – Mid Cap Value Fund, Class 1
Columbia VP – Small Cap Value Fund, Class 2	Morgan Stanley Variable Insurance Funds, Inc., Class II
Morgan Stanley VIF Emerging Markets Debt Portfolio
Deutsche Investments VIT Funds, Class B	Morgan Stanley VIF Emerging Markets Equity Portfolio
Deutsche Small Cap Index VIP Fund	Morgan Stanley VIF U.S. Real Estate Portfolio

Fidelity® Variable Insurance Products	Northern Lights Variable Trust, Class 3
Fidelity VIP Asset Manager Portfolio, Service Class 2	TOPS® Managed Risk Moderate Growth ETF Portfolio
Fidelity VIP Balanced Portfolio, Service Class 2
Fidelity VIP Contrafund® Portfolio, Service Class 2	PIMCO Variable Insurance Trust, Advisor Class
Fidelity VIP Disciplined Small Cap Portfolio, Service Class 2	PIMCO VIT All Asset Portfolio
Fidelity VIP Equity-Income Portfolio, Service Class 2	PIMCO VIT CommodityRealReturn® Strategy Portfolio
Fidelity VIP Freedom 2015 Portfolio, Service Class 2	PIMCO VIT Foreign Bond Portfolio (US Dollar Hedged)
Fidelity VIP Freedom 2020 Portfolio, Service Class 2	PIMCO VIT Long-Term U.S. Government Portfolio
Fidelity VIP Freedom 2025 Portfolio, Service Class 2	PIMCO VIT Low Duration Portfolio
Fidelity VIP Freedom 2030 Portfolio, Service Class 2[1]	PIMCO VIT Real Return Portfolio
Fidelity VIP Government Money Market, Initial Class	PIMCO VIT Total Return Portfolio
Fidelity VIP Growth Portfolio, Service Class 2
Fidelity VIP High Income Portfolio, Service Class 2	Rydex Variable Trust (Guggenheim Variable Insurance Funds)
Fidelity VIP Index 500 Portfolio, Service Class 2	Guggenheim VT Global Managed Futures Strategy Fund [3]
Fidelity VIP Investment Grade Bond Portfolio, Service Class 2	Guggenheim VT Long Short Equity Fund [3]
Fidelity VIP Mid Cap Portfolio, Service Class 2	Guggenheim VT Multi-Hedge Strategies Fund [4]
Fidelity VIP Overseas Portfolio, Service Class 2
Fidelity VIP Target Volatility Portfolio, Service Class 2	Touchstone® Variable Series Trust
Touchstone VST Active Bond Fund
Fixed Accounts	Touchstone VST Focused Fund
Guaranteed Rate Options[1]	Touchstone VST Large Cap Core Equity Fund
Systematic Transfer Options[2]	Touchstone VST Aggressive ETF Fund
Touchstone VST Conservative ETF Fund
Touchstone VST Moderate ETF Fund
_______________________________________
[1] Not available with optional GLIA or GLIA Plus Rider.	[3] Fund available in contracts purchased before April 24, 2015.
[2] Not available with optional GLIA Rider	[4] Fund available in contracts purchased before May 1, 2012.
iShares® and Blackrock® are registered trademarks of BlackRock, Inc. and its affiliates (BlackRock). All other trademarks, service marks or registered trademarks are the property of their respective owners. BlackRock's only relationship to Integrity Life is the licensing of certain trademarks and trade names of BlackRock. Integrity Life's variable annuities and Touchstone ETF Funds are not sponsored, endorsed, sold or promoted by BlackRock. BlackRock makes no representations or warranties to the owners of Integrity Life's variable annuities or any member of the public regarding the advisability of investing in them or the iShares Funds. BlackRock has no obligation or liability in connection with the operation, marketing, sale or trading of Integrity Life's variable annuities.

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Timing of Payment	41
How You Make Requests and Give Instructions	42
Abandoned or Unclaimed Property	42
Part 6 – Optional Benefits	42
Guaranteed Lifetime Income Advantage Rider (GLIA)	42
Guaranteed Lifetime Income Advantage Plus (GLIA Plus) Rider	50
Highest Anniversary Death Benefit Rider	58
Enhanced Earnings Benefit Rider (EEB)	58
Part 7 – Voting Rights	59
How Portfolio Shares Are Voted	59
How We Determine Your Voting Shares	59
Part 8 – Tax Aspects of the Contract	60
Introduction	60
Your Contract is an Annuity	59
Taxation of Annuities Generally	59
Tax Treatment of Living Benefits	61
Tax-Favored Retirement Programs	61
Federal and State Income Tax Withholding	62
Tax Status of the Company	62
Transfers Among Investment Options	62
Part 9 – Additional Information	62
Systematic Withdrawal Program	62
Cyber Security	64
Anti-Money Laundering	63
Income Plus Withdrawal Program	63
Choices Plus Required Minimum Distribution (RMD) Program	65
Dollar Cost Averaging Program	63
Systematic Transfer Program	63
Customized Asset Rebalancing Program	64
Systematic Contributions Program	64
Legal Proceedings	67
Table of Contents of Statement of Additional Information	65
Part 10 – Prior Contracts	65
AnnuiChoice II and AnnuiChoice I (Contracts issued before April 24, 2015)	65
AnnuiChoice II and AnnuiChoice I (Contracts issued before May 1, 2013)	67
AnnuiChoice II and AnnuiChoice I (Contracts issued before May 1, 2012)	68
Guaranteed Lifetime Income Advantage Rider (Available from March 1, 2009 to Feb. 28, 2010)	72
Guaranteed Lifetime Income Advantage Rider (Available from Feb. 25, 2008 to Feb. 28, 2009)	70
Guaranteed Minimum Withdrawal Benefit (Available from May 21, 2007 to February 24, 2008)	71
Guaranteed Return Plus Rider (Available from June 26, 2006 to November 24, 2008)	81
Highest Anniversary Death Benefit Rider (Available before May 1, 2007)	80
AnnuiChoice I (Contracts issued from May 1, 2004 to July 30, 2006)	83
AnnuiChoice I (Contracts issued before May 1, 2004)	83
Touchstone Choice (Offered from May 3, 2004 to April 30, 2005)	86
Appendices	88
Appendix A – Financial Information for Separate Account I of Integrity Life (AnnuiChoice II)	88
Appendix B – Withdrawal Charge Examples	108
Appendix C – Illustration of a Market Value Adjustment	110
Appendix D – Parties to the Contract and Guide to Spousal Continuation	113
Appendix E-1 – Illustration of Guaranteed Lifetime Income Advantage	115
Appendix E-2 – Illustration of Guaranteed Lifetime Income Advantage Plus	121
Appendix F – Illustration of Enhanced Earnings Benefit (EEB)	128
Appendix G – Total Annual Portfolio Operating Expense Table	129

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GLOSSARY

Account Value - the value of your contract, which consists of the values of your Investment Options added together.

Adjusted Account Value - your Account Value increased or decreased by any Market Value Adjustment made to your Guaranteed Rate Options.

Administrative Office - the address you are required to use to make requests and give instructions about your annuity contract.

Regular Mail:	Overnight Mail:
Integrity Life Insurance Company PO Box 5720 Cincinnati, Ohio 45201-5720	Integrity Life Insurance Company 400 Broadway, MS 74 Cincinnati, Ohio 45202-3341

Phone:
1-800-325-8583

Annuitant - the person whose life is used to determine the Maximum Retirement Date and the amount of the Annuity Benefit and whose death triggers the payment of the Death Benefit. The Annuitant must be a human being, and cannot be changed after the Contract Date.

Annuity Benefit - periodic payments beginning on your Retirement Date that you may elect instead of a lump sum.

Benefit Base - value used to determine payments under GLIA Plus. It is the larger of your Roll-Up Base or your Step-Up Base.

Roll-Up Base - On the Contract Date, your Roll-Up Base is equal to your Account Value. Your Roll-Up Base will be adjusted if you make an additional contribution, take a Nonguaranteed Withdrawal, or receive a Roll-Up.

Step-Up Base - On the Contract Date, your Step-Up Base is equal to your Account Value. Your Step-Up Base will be adjusted if you make an additional contribution, take a Nonguaranteed Withdrawal, or receive a Step-Up.

Business Day - any day that the New York Stock Exchange is open.

Contract Anniversary - occurs once annually on the same day as the Contract Date.

Contract Date - the date we issue you the annuity contract. It is shown on the schedule page of your contract.

Contract Year - a year that starts on your Contract Date or any Contract Anniversary.

Death Benefit - benefit paid to the Annuitant's beneficiary after the death of the Annuitant.

Death Benefit Date - the Business Day we receive an original certified death certificate and our death claim forms in Good Order, including the beneficiary's election of form of payment.

Distribution on Death - a distribution paid to the owner's beneficiary after the death of the owner.

Enhanced Earnings Benefit (EEB) - an optional Death Benefit.

Fixed Accounts - Guaranteed Rate Options and Systematic Transfer Options.

Free Withdrawal Amount - the amount you may withdraw in any Contract Year without paying a withdrawal charge.

General Account - the account that contains all of our assets other than those held in separate accounts.

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Good Order - complete information we require to process your application, claim or any other request received at our Administrative Office, the address of which is noted above in this Glossary.

Guaranteed Lifetime Income Advantage and Guaranteed Lifetime Income Advantage Plus (GLIA and GLIA Plus) - optional benefits that guarantee lifetime payments will be available for withdrawal.

GLIA and GLIA Plus Investment Strategies - Investment strategies available when a GLIA or GLIA Plus Rider is purchased.

Guaranteed Rate Option (GRO) - a Fixed Account that offers Guarantee Periods with fixed annual effective interest rates.

Guarantee Period - the length of time from the date of your contribution into a GRO until the GRO matures.

Market Value Adjustment (MVA) - an upward or downward adjustment made to the value of your GRO if you make withdrawals or transfers from the GRO, or elect an Annuity Benefit, before the end of the Guarantee Period.

Highest Anniversary Death Benefit - an optional Death Benefit.

Investment Options - Variable Account Options and Fixed Accounts, collectively.

Maximum Retirement Date - the last Annuitant's 100th birthday, which is the latest date you can begin your Annuity Benefit or receive a lump sum payment.

Nonqualified Annuity - an annuity that is not a Qualified Annuity.

Payment Base - value used to determine payments under GLIA. It is the larger of your Bonus Base or your Step-Up Base.

Bonus Base - On the Contract Date, your Bonus Base is equal to your Account Value. Your Bonus Base will be adjusted if you make an additional contribution, take a Nonguaranteed Withdrawal, or receive a Bonus.

Step-Up Base - On the Contract Date, your Step-Up Base is equal to your Account Value. Your Step-Up Base will be adjusted if you make an additional contribution, take a Nonguaranteed Withdrawal, or receive a Step-Up.

Portfolio - a mutual fund in which a Variable Account Option invests.

Qualified Annuity - an annuity contract that qualifies under the Tax Code as an Individual Retirement Annuity that meets the requirements of Section 408 or 408A of the Tax Code or an annuity contract purchased under a retirement plan that receives favorable tax treatment under Section 401, 403, 457 or similar provisions of the Tax Code.

Retirement Date - any date before the Maximum Retirement Date that you choose to begin taking an Annuity Benefit.

Rider - a supplement to your contract or additional feature that provides an optional benefit at an additional cost.

Separate Account - Separate Account I of Integrity Life Insurance Company.

Surrender Value - your Adjusted Account Value reduced by any withdrawal charge, pro rata annual administrative charges and optional benefit charges.

Systematic Transfer Options (STOs) - Fixed Accounts that accept new contributions, which must be transferred from the STO into Variable Account Options within either a six-month or a one-year period. The STOs provide a guaranteed fixed interest rate that is effective for the STO period selected.

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Tax Code - the Internal Revenue Code of 1986, as amended, or any corresponding provisions of subsequent United States revenue laws, and applicable regulations of the Internal Revenue Service.

Unit - measure of your ownership interest in a Variable Account Option.

Unit Value - value of each Unit calculated on any Business Day.

Variable Account Options - Investment Options available to you under the contract other than the Fixed Accounts. Each Variable Account Option invests in a corresponding Portfolio with the same name.

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Part 1 – Fees and Expense Tables and Summary

The following tables describe the fees and expenses that you will pay when buying, owning, withdrawing from and surrendering the contract. 1

The first table describes the fees and expenses that you will pay at the time you buy the contract, withdraw from or surrender the contract, or transfer contract value among Investment Options. State premium tax may also be deducted. 2

Contract Owner Transaction Expenses

Maximum Deferred Sales Load (Withdrawal Charge) as a percentage of contributions [3]	8%
Transfer Charge (for each transfer after 12 transfers in one Contract Year) [4]	$20

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including total annual portfolio operating expenses.

Annual Administrative Charge

Annual Administrative Charge [5]	$30

Separate Account Annual Expenses as a percentage of value noted below.

	Maximum Charge	Current Charge
Mortality and Expense Risk Charge (assessed on value in Variable Account Options)	1.15%	1.15%
Optional Highest Anniversary Death Benefit Charge (assessed on value in Variable Account Options) [6]	0.20%	0.20%
Optional Enhanced Earnings Benefit (EEB) Charge (assessed on Account Value; charge shown is for Annuitants age 70-79) [6,7]	0.50%	0.50%
Optional Guaranteed Lifetime Income Advantage (GLIA) – Individual Rider Charge (assessed on Payment Base) [6]	1.20%	0.90%
Optional Guaranteed Lifetime Income Advantage (GLIA) – Spousal Rider Charge (assessed on Payment Base) [6]	1.60%	1.15%
Optional Guaranteed Lifetime Income Advantage Plus (GLIA Plus) – Individual or Spousal Rider Charge (assessed on the Benefit Base) [6]	2.00%	1.35%
Highest Possible Total Separate Account Annual Expenses [8]	3.35%	2.70%
_________________________________________________________
1 Expenses for prior versions of the contract, if different, are located in Part 10.
2 State premium taxes currently range from 0% to 3.5%.
3 Withdrawal charges decrease based on the age of each contribution. See Part 4.
4 This charge does not apply to transfers made in the Dollar Cost Averaging, Customized Asset Rebalancing, or Systematic Transfer programs.
5 This charge will be waived if the Account Value is at least $75,000 on the last day of the Contract Year.
6 See Part 6.
7 Assessed quarterly on the Account Value and is based on the Annuitant's age on the Contract Date:

Age	Charge at annual effective rate	Total Charge to Variable Account Options if Enhanced Earnings Benefit (and no other optional benefit) is elected
59 or less	0.20%	1.35%
60-69	0.40%	1.55%
70-79	0.50%	1.65%

8 You may elect only one of these optional benefits: EEB, Individual or Spousal GLIA, or the GLIA Plus. Therefore, the highest possible total separate account annual expenses reflect the election of the GLIA Plus.

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The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time you own the contract. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Total Annual Portfolio Operating Expenses
(expenses deducted from Portfolio assets, including management fees, distribution fees, and other expenses)

Minimum: 0.26% Maximum: 1.64%

See Appendix G for a detailed Total Annual Portfolio Operating Expense Table.

We have entered into agreements with the investment advisors and/or distributors of each of the Portfolios. Under the terms of these agreements, we will provide administrative, marketing and distribution services to the Portfolios as consideration for payments. The Portfolios or their investment advisors or distributors pay us fees equal to an annual rate ranging from 0.05% to 0.45% of the average daily net assets invested by the Variable Account Options in the Portfolios. These fees may be paid by the investment advisors from the investment advisors' assets or from the Portfolios under plans adopted by the Portfolios pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act). In addition, we may receive marketing allowances from investment advisors to support training and distribution efforts. These fees increase your costs.

The services we provide to the Portfolios are in addition to the services we provide and expenses we incur in marketing and administering the variable annuity contracts. Services to the Portfolios include, without limitation, delivery of current fund prospectuses, annual and semi-annual reports, notices, proxies and proxy statements and other informational materials; telephone and Internet service support in connection with the underlying Investment Options; maintenance of records reflecting fund shares purchased and redeemed; preparing and submitting omnibus trades; daily reconciliations of fund share balances; and receiving, tabulating and transmitting proxies executed by or on behalf of variable contract owners with investments in the Portfolios. We also provide marketing and distribution services for the Portfolios.

Examples

The examples that follow are intended to help you compare the cost of investing in this contract with the cost of investing in other variable annuity contracts. Each example assumes that you invest $10,000 in the contract for the time period indicated. Each example also assumes that your investment has a 5% return each year. Your actual costs may be higher or lower.

For Contracts purchased on or after April 24, 2015 9

Highest Cost Example using Maximum Charge for Highest Cost Rider
The following example includes the withdrawal charge, the annual administrative charge, the mortality and expense risk charge and the maximum Portfolio operating expenses ( 1.64% ) , plus the maximum cost of the GLIA Plus Rider. If the current cost of the GLIA Plus Rider was used, the total cost would be less than indicated in this example. Based on these assumptions, your costs would be:

If you surrender your contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$1,355	$2,403	$3,395	$6,048

If you keep your contract in force or select an Annuity Benefit with a life contingency at the end of the applicable period:

1 year	3 years	5 years	10 years
$555	$1,703	$2,895	$6,048
____________________________
9 If you purchased your contract before April 24, 2015, see Part 10 for expense examples.

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Highest Cost Example with No Riders
The following example includes the withdrawal charge, the annual administrative charge, the mortality and expense risk charge, and the maximum Portfolio operating expenses of ( 1.64% ). The cost of optional Riders is not included. Based on these assumptions, your costs would be:

If you surrender your contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$1,121	$1,679	$2,158	$3,458
If you keep your contract in force or select an Annuity Benefit with a life contingency at the end of the applicable period:

1 year	3 years	5 years	10 years
$321	$979	$1,658	$3,458

Accumulation Unit Values

See Appendix A.

Summary of Contract

“We,” “our,” “us,” "the Company" and "Integrity Life" mean Integrity Life Insurance Company. “You” and “your” mean the owner. This variable annuity contract is a contract between you and us. You, as the owner, have certain rights under the contract. If you purchase this annuity contract as a Nonqualified Annuity, the Annuitant named by you may be you or another person. It is important that you carefully select the owner, Annuitant, the owner's beneficiary and the Annuitant's beneficiary in order to achieve your objectives. See Part 5, sections titled "Death Benefit Paid on Death of Annuitant," "Distribution on Death of Owner" and "Spousal Continuation." Also, see Appendix D.

Investment Goals and Risks

This contract allows you to accumulate money for retirement or other long-term goals. An investment in any of the Variable Account Options, w hich are investment Options available to you under the contract, other than the Fixed Accounts. Each Variable Account Option carries with it certain risks, including the risk that the value of your investment will decline and you could lose money. The Variable Account Options invest in Portfolios, most of which invest in common stocks. You could lose money if one of the issuers of the stocks becomes financially impaired or if the stock market as a whole declines. There is also the inherent risk that holders of common stock generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer.

For a complete discussion of the risks associated with investing in any particular Variable Account Option, see the prospectus of the corresponding Portfolio with the same name.

Your Rights and Benefits

As the owner of the contract, you have the following rights:

•	To contribute, transfer and withdraw money. See Part 5.

•	To invest in the Investment Options, which are the Variable Account Options and Fixed Accounts available under the contract. See Part 3.

•	To elect an Annuity Benefit. See Part 5, section titled "Maximum Retirement Date and Annuity Benefit."

•	To elect optional benefits available at the time you purchase the annuity contract. See Part 6.

•	To name the Annuitant.

•
To name the Annuitant's beneficiary to receive the Death Benefit on the death of the Annuitant before the election of an Annuity Benefit and to receive any remaining payments after the election of an Annuity

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Benefit. See Part 5, sections titled "Death Benefit Paid on Death of Annuitant," and “Maximum Retirement Date and Annuity Benefit.”

•
To name the owner's beneficiary to receive a distribution upon your death, as owner, or the death of a joint owner, if any. If there are joint owners, the death of either one will be treated as the death of both under this contract. Upon the death of either owner, a distribution of the Surrender Value is required to be made to the owner’s beneficiary. The joint owner is not the owner’s beneficiary. See Part 5, section titled "Distribution on Death of Owner." If the owner is a trust, custodian or other entity, the owner must name itself as the Annuitant’s sole beneficiary and the owner’s sole beneficiary.

Your rights are subject to the rules of the Tax Code.

This contract is intended to offer only annuity and related benefits (including death benefits and optional living benefits) to human beings, and to assume the related risks. This contract is not intended for use by institutional investors. We may reject changes to the parties named in the contract if the risk originally assumed by us in issuing the contract is materially altered, multiple annuity contracts issued by us are being utilized to cover a single risk, or if the result of the change is to transfer rights or benefits to an institutional investor.

Account Value and Surrender Value

Your Account Value consists of the values of your Investment Options added together. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment performance of the corresponding Portfolio. The value of contributions allocated to the Variable Account Options is not guaranteed. The value of your contributions allocated to the Fixed Accounts is guaranteed, subject to any applicable MVAs. Your Account Value also is subject to various charges. See Part 4.

Your Adjusted Account Value is your Account Value, increased or decreased by any MVAs. See Part 3, section titled “Market Value Adjustments.”

Your Surrender Value is equal to your Adjusted Account Value, minus any withdrawal charge, minus the pro rata portion of the annual administrative charges and optional benefit charges, if applicable, and minus any applicable premium tax. See Part 4.

Your minimum Account Value is $1,000 ($2,000 in Texas and Washington). If the Account Value goes below the minimum Account Value and we have received no contributions from you for two Contract Years, we may terminate the contract and pay you the Account Value. We will notify you in advance and will give you at least 60 days to make additional contributions to bring the Account Value above the minimum if you wish to keep your contract in force. The minimum Account Value does not apply if you have a GLIA or GLIA Plus Rider.

Your Right to Revoke (Free Look Period)

You may cancel your contract within 10 days after you first receive it by returning it to our Administrative Office by mail, postmarked within the 10-day period. We will extend the 10-day period if required by state law. If you cancel your contract, we will return your Account Value, which may be more or less than your original contribution depending upon the investment performance of the Variable Account Options you selected. You bear the investment risk during the 10-day period, as well as any fees and charges incurred during the period your contract is in force. See Part 4 for more discussion of the fees and charges. Some states require that we return your contribution, or some amount other than your Account Value. In that case, we will return the greater of the amount required by state law and your Account Value.

How Your Contract is Taxed

This annuity contract and your benefits under the contract, including the deferral of taxes on your investment growth, are controlled by the Tax Code. If this contract is a Qualified Annuity, such as an IRA, the qualified plan status provides tax deferral and this contract provides no additional tax-deferral benefit.

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Generally, the withdrawals you make before you are 59½ years old are subject to a 10% federal tax penalty on the taxable portion of the amounts withdrawn. You should read Part 8, “Tax Aspects of the Contract” for more information, and consult a tax advisor. We do not provide tax advice.

Part 2 – Integrity Life and the Separate Account

Integrity Life Insurance Company

Integrity Life is a stock life insurance company organized under the laws of Arizona on May 3, 1966, and redomesticated to Ohio on January 3, 1995. Our principal executive office is located at 400 Broadway, Cincinnati, Ohio 45202. We are authorized to sell life insurance and annuities in 49 states and the District of Columbia. Integrity Life is a subsidiary of The Western and Southern Life Insurance Company, a life insurance company organized under the laws of the State of Ohio on February 23, 1888.

Integrity Life guarantees certain amounts under the contract. We refer to these guaranteed amounts as “insurance obligations.” Examples of insurance obligations are Death Benefits greater than the Account Value or income payments under a GLIA or GLIA Plus Rider after your Account Value is exhausted. If these insurance obligations are greater than your Account Value, we will pay you those amounts from our General Account. Benefit amounts paid from the General Account are subject to our financial strength and claims paying ability and our long-term ability to make such payments. There are risks to purchasing any insurance product.

The Western and Southern Life Insurance Company, Integrity’s parent company, has guaranteed the insurance obligations of Integrity Life to its contract owners, including the owners of this contract (the Guarantee). Amounts covered by the Guarantee are subject to the financial strength and claims paying ability of The Western and Southern Life Insurance Company. The Guarantee does not guarantee investment performance on the portion of your Account Value invested in the Variable Account Options. The Guarantee provides that contract owners can enforce the Guarantee directly.

Separate Account I and the Variable Account Options

Separate Account I was established in 1986, and is maintained under the insurance laws of the State of Ohio. The Separate Account is a unit investment trust, which is a type of investment company governed by the 1940 Act.

Under Ohio law, we own the assets of our Separate Account and use them to support the Variable Account Options of your contract and other variable annuity contracts. You participate in the Separate Account in proportion to the amounts in your Variable Account Options. Integrity Life Insurance Company is responsible for all obligations under the contract.

Income, gains and losses, whether realized or unrealized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses. The assets of the Separate Account may not be charged with the liabilities arising out of our other businesses. We may allow fees that are owed to us to stay in the Separate Account, and, in that way, we can participate proportionately in the Separate Account. We may also periodically withdraw amounts that are earned and owed to us from the Separate Account.

The Separate Account is divided into subaccounts called Variable Account Options. Each Variable Account Option invests in shares of a corresponding Portfolio (or fund) with the same name. The Variable Account Options currently available to you are listed in Part 3.

Distribution of Variable Annuity Contracts

Touchstone Securities, Inc., an affiliate of Integrity Life, serves as the principal underwriter for our variable annuity contracts. Touchstone Securities, Inc. and Integrity Life are under the common control of the same parent company: The Western and Southern Life Insurance Company. The principal business address of Touchstone Securities, Inc. is 400 Broadway, Cincinnati, Ohio, 45202. The contracts are sold by individuals who are insurance agents and also registered representatives of broker-dealers or financial institutions that have entered into distribution agreements with us.

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Changes in How We Operate

We can change how the Company or our Separate Account operates, subject to the approval of federal or state regulators when required by the 1940 Act or other applicable laws. We will notify you if any changes result in a material change in the underlying Portfolios or the Investment Options. We may:

•	combine the Separate Account with any other separate account we own;

•	transfer assets of the Separate Account to another separate account we own;

•	add, remove, substitute, close, combine or limit investment in an Investment Option or withdraw assets relating to your contract from one Variable Account Option and put them into another;

•	register or end the registration of the Separate Account under the 1940 Act;

•
operate our Separate Account under the direction of a committee or discharge a committee at any time (the committee may be composed of a majority of persons who are “interested persons” of Integrity Life);

•	restrict or eliminate any voting rights of owners or others that affect our Separate Account; this may only arise if there is a change in current SEC rules;

•	cause one or more Variable Account Options to invest in a fund other than or in addition to the Portfolios;

•	operate our Separate Account or one or more of the Investment Options in any other form the law allows, including a form that allows us to make direct investments;

•	make any changes required by the 1940 Act or other federal securities laws;

•	make any changes necessary to maintain the status of the contracts as annuities and/or Qualified Annuities under the Tax Code; or

•	make other changes required under federal or state law relating to annuities.

Part 3 – Your Investment Options

You may invest your contributions to this contract in the Variable Account Options, the Fixed Accounts or both. (If you purchase a GLIA or GLIA Plus Rider, your Investment Options are limited. See Part 6.)

Each Variable Account Option invests in shares of a mutual fund, referred to as a Portfolio (or fund). Each Variable Account Option and its corresponding Portfolio share the same name. The value of your Variable Account Option will vary with the performance of the corresponding Portfolio. For a full description of each Portfolio, see that Portfolio’s prospectus and SAI.

The Variable Account Options

A brief description of each Portfolio, including the name of the advisor, the investment objective and some additional information about investment strategies, is provided below. Management fees and other expenses deducted from each Portfolio, as well as risks of investing, and more information about the Portfolio’s investment strategies, are described in that Portfolio’s prospectus. For a prospectus containing complete information on any Portfolio, including the risks associated with investing, call our Administrative Office toll-free at 1-800-325-8583.

Following is a brief description of each fund. There is no guarantee that a fund will achieve its objectives. You should read each fund's prospectus carefully before investing.

American Funds Insurance Series®
Each fund is a series of the American Funds Insurance Series. Capital Research and Management Company is the investment advisor to each fund and is located at 333 South Hope Street, Los Angeles, California 90071.

American Funds Insurance Series Bond Fund
The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. Normally, the fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The fund invests at least 65% of its assets in investment-grade debt securities (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund’s investment adviser or unrated but determined to be of

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equivalent quality by the fund’s investment adviser), including cash and cash equivalents, securities issued and guaranteed by the U.S. and other governments, and securities backed by mortgages and other assets. The fund may invest up to 35% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs designated by the fund’s investment adviser or unrated but determined by the fund’s investment adviser to be of equivalent quality. Such securities are sometimes referred to as “junk bonds.” The fund may invest in debt securities of issuers domiciled outside the United States, including in emerging markets. The fund may also invest up to 20% of its assets in preferred stocks, including convertible and nonconvertible preferred stocks. In addition, the fund may invest, subject to the restrictions above, in contracts for future delivery of mortgage-backed securities, such as to-be-announced contracts and mortgage rolls. These contracts are normally of short duration and may be replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the fund’s portfolio, resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy. The fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long term.

American Funds Insurance Series Capital Income Builder® Fund
The fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on the U.S. stocks generally, and (2) to provide a growing stream in income over the years. The fund’s secondary objective is to provide growth of capital. The fund normally will invest at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks and other equity securities). The fund invests primarily in a broad range of income-producing securities, including common stocks and bonds. In seeking to provide a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500 Index. The fund may also invest significantly in common stocks, bonds and other securities of issuers domiciled outside the United States.

American Funds Insurance Series Global Growth Fund
The fund seeks long-term growth of capital. The fund invests primarily in common stocks of companies around the world that the investment advisor believes have the potential for growth. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers outside the United States.

American Funds Insurance Series Growth Fund
The fund seeks growth of capital. The fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States.

American Funds Insurance Series Growth-Income Fund
The fund seeks long-term growth of capital and income. The fund invests primarily in common stocks or other securities that the advisor believes demonstrate the potential for appreciation and/or dividends. The fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States.

American Funds Insurance Series Managed Risk Asset Allocation Fund
The fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection. The fund invests in shares of an underlying fund, the American Funds Insurance Series Asset Allocation Fund, while seeking to manage portfolio volatility and provide downside protection primarily through the use of exchange-traded futures contracts. The underlying fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). The fund employs a risk-management overlay referred to as the managed risk strategy, which consists of using hedge instruments—primarily short positions in exchange-traded futures contracts—to attempt to stabilize the volatility of the fund around a target volatility level (set from time to time by the fund's advisors) and reduce the downside exposure of the fund during periods of significant market declines.

American Funds Insurance Series New World Fund ®
The fund seeks long-term capital appreciation. The fund invests primarily in common stocks of companies with significant exposure to countries with developing economies and/or markets that the advisor believes have potential of providing capital appreciation. The fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by NRSROs designated by the fund’s investment adviser or

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unrated but determined to be of equivalent quality by the fund’s investment adviser), with exposure to these countries. Under normal market conditions, the fund invests at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

BlackRock Variable Series Funds, Inc.
Each fund is a series of the BlackRock Variable Series Funds, Inc. BlackRock Advisors, LLC is the investment advisor to each fund and is located at 100 Bellevue Parkway, Wilmington, Delaware 19809.

BlackRock Capital Appreciation V.I. Fund
The fund seeks long-term growth of capital by investing primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that fund management believes have shown above-average growth rates in earnings over the long term. The fund generally invests at least 65% of its total assets in common stock, convertible preferred stock, securities convertible into common stock, and rights to subscribe to common stock. The fund may invest in companies of any size, but emphasizes investments in companies with medium to large market capitalization (currently, approximately $2 billion or more).

BlackRock Global Allocation V.I. Fund
The fund seeks high total investment return by investing in equity, debt and money market securities. Generally, the fund’s portfolio will include both equity and debt securities, but at any given time the fund may emphasize either debt or equity securities. In selecting equity investments, the fund mainly seeks securities that fund management believes are undervalued. The fund may buy debt securities of varying maturities, debt securities paying a fixed or fluctuating rate of interest , and debt securities of any kind, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, by foreign governments or international agencies or supranational entities, or by domestic or foreign private issuers, debt securities convertible into equity securities, inflation-indexed bonds, structured notes, credit-linked notes, loan assignments and loan participations. In addition, the fund may invest up to 35% of its total assets in junk bonds, corporate loans and distressed securities. The fund may also invest in real estate investment trusts (“REITs”) and securities related to real assets, (like real estate- or precious metals-related securities) such as stock, bonds or convertible bonds issued by REITs or companies that mine precious metals . The fund generally seeks diversification across markets, industries and issuers, has no geographic limits on where it may invest, and may invest in the securities of companies of any market capitalization.

BlackRock High Yield V.I. Fund
The fund seeks to maximize total return, consistent with income generation and prudent investment management by investing primarily in non-investment grade bonds with maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds and may also invest in convertible and preferred securities. The fund may invest up to 30% of its assets in non-dollar denominated bonds of issuers located outside the United States. The fund may invest in securities of any rating and may invest up to 10% of its assets in distressed securities that are in default or the issuers of which are in bankruptcy. The fund may use derivative instruments to hedge it investments or to seek to enhance returns and may engage in active and frequent trading of portfolio securities.

BlackRock Total Return V.I. Fund
The fund seeks to maximize total return, consistent with income generation and prudent investment management by investing in securities that pay interest or dividends. Under normal circumstances, at least 80%, and typically 90% or more, of its assets in fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred stocks, government obligations and money market securities. Both U.S. and foreign companies and governments may issue these securities, including issuers in emerging markets. The fund invests primarily in fixed-income securities rated investment grade by a NRSRO, but the fund may also invest in fixed income securities that are rated below investment grade. The fund may invest in fixed-income securities of any maturity or duration. The fund may use derivative instruments to hedge its investments or to seek to enhance returns and may engage in active and frequent trading of portfolio securities.

Columbia Funds Variable Portfolios
Columbia Variable Portfolio – Mid Cap Value Fund is a series of the Columbia Funds Variable Series Trust II. Columbia Variable Portfolio – Small Cap Value Fund is a series of the Columbia Funds Variable Insurance Trust. Columbia Management Investment Advisers, LLC is the investment advisor to the both funds and is located at 225 Franklin Street, Boston, MA 02110.

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Columbia Variable Portfolio – Mid Cap Value Fund
The fund seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of medium-sized companies that have market capitalizations in the range of the Russell Midcap Value Index. The fund may invest up to 25% of net assets in foreign investments. The fund normally invests in common stocks and also may invest in real estate investment trusts. The fund may emphasize one or more economic sectors in selecting its investments, including the financial services sector.

Columbia Variable Portfolio – Small Cap Value Fund
The fund seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of the Russell 2000 Value Index at the time of purchase that the advisor believes are undervalued and have the potential for long-term growth. The fund may invest up to 20% of total assets in foreign securities. The fund may also invest in real estate investment trusts and may emphasize one or more economic sectors in selecting its investments, including the financial services sector.

Deutsche Investments VIT Funds
The fund is a series of the Deutsche Investments VIT Funds. Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund.

Deutsche Small Cap Index VIP Fund
The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index and in derivative instruments, such as stock index futures contracts and options that provide exposure to the stocks of companies in the index. The fund may also hold short-term debt securities and money market instruments for liquidity purposes.

Fidelity® Variable Insurance Products
Each Portfolio is a series of a Fidelity Variable Insurance Products trust. Fidelity Management & Research Company, located at 245 Summer Street, Boston, MA 02210, is the investment advisor to each Portfolio.

Fidelity VIP Asset Manager Portfolio
The Portfolio seeks high total return with reduced risk over the long term by allocating its assets among three main asset classes: the stock class (equity securities of all types), the bond class (fixed-income securities of all types, including lower-quality debt securities, maturing in more than one year), and the short-term/money market class (fixed-income securities of all types maturing in one year or less). The advisor adjusts the allocation among asset classes gradually within the following ranges: stock class (30%-70%), bond class (20%-60%), and short-term/money market class (0%-50%) maintaining a neutral mix over time of 50% of assets in stocks, 40% of assets in bonds, and 10% of assets in short-term and money market instruments. The advisor invests in domestic and foreign issuers and invests in Fidelity’s central funds (specialized investment vehicles used by Fidelity funds to invest in particular security types or investment disciplines.)

Fidelity VIP Balanced Portfolio
The Portfolio seeks income and capital growth consistent with reasonable risk by investing approximately 60% of assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities, when its outlook is neutral. The advisor invests at least 25% of the Portfolio's total assets in fixed-income senior securities, including debt securities and preferred stock. The Portfolio invests in domestic and foreign issuers. With respect to equity investments, the advisor allocates the assets across different market sectors, using different Fidelity managers. The advisor may invest in either growth or value stocks or both and invests in Fidelity's central funds.

Fidelity VIP Contrafund® Portfolio
The Portfolio seeks long-term capital appreciation. The advisor normally invests primarily in common stocks of domestic and foreign issuers, selecting securities of companies whose value it believes are not fully recognized by the public. The advisor allocates assets across different market sectors, using different Fidelity managers. The advisor may invest in growth stocks, value stocks or both.

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Fidelity VIP Disciplined Small Cap Portfolio
The Portfolio seeks capital appreciation by normally investing primarily in common stocks of domestic and foreign issuers. The advisor normally invests at least 80% of assets in securities of companies with small market capitalizations, which, for purposes of this Portfolio, are those companies with market capitalizations similar to companies in the Russell 2000® Index or the S&P SmallCap 600® Index. The advisor invests in either growth stocks, value stocks or both.

Fidelity VIP Equity-Income Portfolio
The Portfolio seeks reasonable income and will also consider the potential for capital appreciation. The goal is to achieve a yield that exceeds the composite yield on the securities comprising the S&P 500 ® Index. The advisor normally invests at least 80% of assets in equity securities, primarily in income-producing equity securities, which tends to lead to investments in large-cap value stocks, and potentially invests in other types of equity and debt securities, including lower-quality debt securities (those of less than investment grade quality, also referred to as high yield securities or junk bonds). The advisor invests in domestic and foreign issuers and potentially uses covered call options as tools in managing the assets.

Fidelity VIP Freedom 2015 Portfolio
The Portfolio seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. The advisor may continue to seek high total return for several years beyond the Portfolio's target retirement date in an effort to achieve the overall investment objective. The advisor invests in a combination of underlying Fidelity VIP domestic equity, international equity (developed and emerging markets), bond funds, and short-term funds (underlying Fidelity® funds). The advisor allocates assets among underlying Fidelity funds according to a neutral asset allocation strategy that becomes increasingly conservative until it reaches 17% in domestic equity funds, 7% in international equity, 46% in bond funds and 30% in short-term funds (approximately 10 to 19 years after the year 2015). The advisor may use an active asset allocation strategy to increase or decrease neutral asset class exposures by up to 10% for equity funds (including domestic equity and international equity funds), bond funds (including high yield debt funds) and short-term funds to reflect the advisor's market outlook, which is primarily focused on the intermediate term. The advisor may buy and sell futures contracts (both long and short positions) in an effort manage cash flows efficiently, remain fully invested, or facilitate asset allocation. The advisor may also make active asset allocations within other asset classes (including commodities, high yield debt, floating rate debt, real estate debt, inflation-protected debt, and emerging markets debt) from 0% to 10% individually but not more than 25% in aggregate within those other asset classes.

Fidelity VIP Freedom 2020 Portfolio
The Portfolio seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. The advisor may continue to seek high total return for several years beyond the Portfolio's target retirement date in an effort to achieve the overall investment objective. The advisor invests in a combination of underlying Fidelity VIP domestic equity, international equity (developed and emerging markets), bond funds, and short-term funds (underlying Fidelity® funds). The advisor allocates assets among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 17% in domestic equity funds, 7% in international equity, 46% in bond funds and 30% in short-term funds (approximately 10 to 19 years after the year 2020). The advisor may use an active asset allocation strategy to increase or decrease neutral asset class exposures by up to 10% for equity funds (including domestic equity and international equity funds), bond funds (including high yield debt funds) and short-term funds to reflect the advisor's market outlook, which is primarily focused on the intermediate term. The advisor may buy and sell futures contracts (both long and short positions) in an effort manage cash flows efficiently, remain fully invested, or facilitate asset allocation. The advisor may also make active asset allocations within other asset classes (including commodities, high yield debt, floating rate debt, real estate debt, inflation-protected debt, and emerging markets debt) from 0% to 10% individually but not more than 25% in aggregate within those other asset classes.

Fidelity VIP Freedom 2025 Portfolio
The Portfolio seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. The advisor may continue to seek high total return for several years beyond the Portfolio's target retirement date in an effort to achieve the overall investment objective. The advisor invests in a combination of underlying Fidelity VIP domestic equity, international equity (developed and emerging markets), bond funds, and short-term funds (underlying Fidelity® funds). The advisor allocates assets among underlying Fidelity funds according to a neutral asset allocation strategy that becomes increasingly conservative until it reaches 17% in

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domestic equity funds, 7% in international equity, 46% in bond funds and 30% in short-term funds (approximately 10 to 19 years after the year 2025). The advisor may use an active asset allocation strategy to increase or decrease neutral asset class exposures by up to 10% for equity funds (including domestic equity and international equity funds), bond funds (including high yield debt funds) and short-term funds to reflect the advisor's market outlook, which is primarily focused on the intermediate term. The advisor may buy and sell futures contracts (both long and short positions) in an effort manage cash flows efficiently, remain fully invested, or facilitate asset allocation. The advisor may also make active asset allocations within other asset classes (including commodities, high yield debt, floating rate debt, real estate debt, inflation-protected debt, and emerging markets debt) from 0% to 10% individually but not more than 25% in aggregate within those other asset classes.

Fidelity VIP Freedom 2030 Portfolio
The Portfolio seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. The advisor may continue to seek high total return for several years beyond the Portfolio's target retirement date in an effort to achieve the overall investment objective. The advisor invests in a combination of underlying Fidelity VIP domestic equity, international equity (developed and emerging markets), bond funds, and short-term funds (underlying Fidelity® funds). The advisor allocates assets among underlying Fidelity funds according to a neutral asset allocation strategy that becomes increasingly conservative until it reaches 17% in domestic equity funds, 7% in international equity, 46% in bond funds and 30% in short-term funds (approximately 10 to 19 years after the year 2030). The advisor may use an active asset allocation strategy to increase or decrease neutral asset class exposures by up to 10% for equity funds (including domestic equity and international equity funds), bond funds (including high yield debt funds) and short-term funds to reflect the advisor's market outlook, which is primarily focused on the intermediate term. The advisor may buy and sell futures contracts (both long and short positions) in an effort manage cash flows efficiently, remain fully invested, or facilitate asset allocation. The advisor may also make active asset allocations within other asset classes (including commodities, high yield debt, floating rate debt, real estate debt, inflation-protected debt, and emerging markets debt) from 0% to 10% individually but not more than 25% in aggregate within those other asset classes.

Fidelity VIP Government Money Market Portfolio
The Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity. The advisor normally invests at least 99.5% of total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). The advisor invests in U.S. Government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury. The fund invests in compliance with industry-standard regulatory requirements for money market funds for quality, maturity and diversification of investments.

Fidelity VIP Growth Portfolio
The Portfolio seeks capital appreciation by normally investing primarily in common stocks of domestic and foreign companies that the advisor believes have above-average growth potential.

Fidelity VIP High Income Portfolio
The Portfolio seeks a high level of current income, while also considering growth of capital. The advisor normally invests primarily in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities. The advisor may also invest in non-income producing securities, including defaulted securities and common stocks and may invest in companies in troubled or uncertain financial condition. The advisor invests in domestic and foreign issuers.

Fidelity VIP Index 500 Portfolio
The Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States as represented by the S&P 500® Index. The advisor normally invests at least 80% of assets in common stocks included in the S&P 500 Index and lends securities to earn income.

Fidelity VIP Investment Grade Bond Portfolio
The Portfolio seeks as high a level of current income as is consistent with the preservation of capital by normally investing at least 80% of assets in medium and high quality investment-grade debt securities of all types, including those issued by domestic and foreign issuers, and repurchase agreements for those securities. The advisor may invest in lower-quality debt securities (those of less than investment grade quality, also referred to as high yield debt securities or junk bonds). The advisor allocates assets across different market sectors and maturities and manages

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the Portfolio to have overall interest rate risk similar to the Bloomberg Barclays ® U.S. Aggregate Bond Index. The advisor invests in Fidelity's central funds and engages in transactions that have a leveraging effect on the Portfolio, including investments in derivatives, such as swaps, options, and futures contracts and forward-settling securities, to adjust the Portfolio’s risk exposure.

Fidelity VIP Mid Cap Portfolio
The Portfolio seeks long-term growth of capital by normally investing primarily in common stocks of domestic and foreign issuers. The advisor normally invests at least 80% of assets in securities of companies with medium market capitalizations, which for purposes of this Portfolio, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the S&P MidCap 400® Index. The advisor may buy growth stocks, value stocks, or both, and may potentially invest in companies with smaller or larger market capitalizations.

Fidelity VIP Overseas Portfolio
The Portfolio seeks long-term growth of capital by normally investing primarily in common stock. The advisor normally invests at least 80% of assets in non-U.S. securities. The advisor allocates investments across countries and regions.

Fidelity VIP Target Volatility Portfolio
The Portfolio seeks total return. The advisor seeks to maintain a target Portfolio volatility of 10% over a one-year period. While the advisor attempts to manage volatility, there is no guarantee that the Portfolio will maintain its target volatility. The advisor normally invests in a combination of underlying Fidelity funds, ETFs, and futures, and potentially invests up to 30% of total assets in index futures. The advisor manages underlying holdings to achieve portfolio characteristics similar to the Fidelity VIP Target Volatility Portfolio Composite Index SM over the long-term, which is a hypothetical representation of the performance of the asset classes in which the fund intends to invest, based on combinations of the following unmanaged indexes: Dow Jones U.S. Total Stock Market Index SM (equities); MSCI EAFE Index (international equities); Bloomberg Barclays ® U.S. Aggregate Bond Index (bonds); and Bloomberg Barclays ® U.S. 3 Month Treasury Bellwether Index (short-term investments).

Franklin Templeton Variable Insurance Products Trust
Each fund is a series of the Franklin Templeton Variable Insurance Products Trust. Affiliates of Franklin Resources, Inc. operating as Franklin Templeton Investments, serve as the investment advisors for the funds as indicated below.

Franklin Growth and Income VIP Fund
The fund seeks capital appreciation with current income as a secondary goal. Under normal market conditions, the fund invests predominantly in equity securities, including common stock, preferred stock and securities convertible into common stock. The investment advisor is Franklin Advisers, Inc., located at One Franklin Parkway, San Mateo, CA 94403.

Franklin Income VIP Fund
The fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of equity and debt securities. The investment advisor is Franklin Advisers, Inc., located at One Franklin Parkway, San Mateo, CA 94403.

Franklin Large Cap Growth VIP Fund
The fund seeks capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in investments of large-capitalization companies. The investment advisor is Franklin Advisers, Inc., located at One Franklin Parkway, San Mateo, CA 94403.

Franklin Mutual Shares VIP Fund
The fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities the advisor believes are undervalued. The investment advisor is Franklin Mutual Advisers, LLC, located at 101 John F. Kennedy Parkway, Short Hills, NJ 07078.

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Franklin Small Cap Value VIP Fund
The fund seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies. The investment advisor is Franklin Advisory Services, LLC, located at 55 Challenger Road, Suite 501, Ridgefield Park, NJ 07660.

Templeton Foreign VIP Fund
The fund seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets. The investment advisor is Templeton Investment Counsel, LLC, located at 300 S.E. 2nd Street, Fort Lauderdale, FL 33301.

Templeton Global Bond VIP Fund
The fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures. The investment advisor is Franklin Advisers, Inc., located at One Franklin Parkway, San Mateo, CA 94403.

Templeton Growth VIP Fund
The fund seeks long-term capital growth. Under normal market conditions, the fund invests predominantly in equity securities of companies located anywhere in the world, including developing markets. The investment advisor is Templeton Global Advisors Limited, located at Box N-7759, Lyford Cay, Nassau, Bahamas.

Guggenheim Variable Insurance Funds (Rydex Variable Trust)
Each fund is a series of the Rydex Variable Trust. Securities Investors, LLC, which operates under the name Guggenheim Investments, is the investment advisor to each fund and is located at 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.

Guggenheim VT Global Managed Futures Strategy Fund (available on contracts purchased before April 24, 2015)
The fund seeks to generate positive total returns over time. The fund’s investment strategy focuses on the use of a systematic, price-based statistical process to identify and profit from price trends in the global commodity, currency, equity, and fixed income markets. The advisor will implement targeted exposures principally through the use of futures, forwards, and swap agreements (“derivative instruments”). Investments in derivative instruments have the economic effect of creating financial leverage in the fund’s portfolio because such investments may give rise to losses that exceed the amount invested in those instruments. Financial leverage will magnify, sometimes significantly, the fund’s exposure to any increase or decrease in the prices associated with a particular reference asset resulting in increased volatility in the value of the portfolio. The fund’s investments are expected to be economically tied to multiple countries at any given time, some of which may be emerging market countries. The fund may invest up to 25% of its total assets in a wholly owned and controlled Cayman Islands subsidiary. Unlike the fund, however, the subsidiary may invest to a greater extent in commodity-linked derivative instruments.

Guggenheim VT Long Short Equity Fund (available on contracts purchased before April 24, 2015)
The fund seeks long-term capital appreciation. The fund will invest, under normal circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in long and short positions of domestic equity securities or equity-related instruments, including swaps and other derivatives that provide long or short exposure to domestic equity securities. The fund seeks to maintain long positions in instruments that provide exposure to risk factors the advisor considers to be undervalued by the equity markets and sell short instruments that provide exposure to risk factors the advisor considers to be overvalued by the equity markets. The fund will ordinarily hold simultaneous long and short positions in equity securities or securities markets that provide exposure up to a level equal to 300% of the fund’s net assets for both the long and short positions. That level of exposure is obtained through derivatives, including swap agreements. The fund’s overall net exposure will change as market opportunities change. The fund invests in equity securities, including small-, mid-, and large-capitalization securities, but also may invest in derivative instruments which primarily consist of swaps on baskets of selected equity securities, futures contracts, and options on securities, futures contracts, and stock indices.

Guggenheim VT Multi-Hedge Strategies Fund (available on contracts purchased before May 1, 2012)
The fund seeks long-term capital appreciation with less risk than traditional equity funds. The fund pursues multiple investment styles that correspond to investment strategies widely employed by hedge funds. The fund may be long or short in a broad mix of financial assets including small, mid, and large capitalization U.S. and foreign common

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stocks, currencies, commodities, futures, options, swap agreements, high yield securities, securities of other investment companies, American Depositary Receipts, exchange-traded funds and corporate and sovereign debt. Investments in derivative instruments have the economic effect of creating financial leverage in the fund’s portfolio because such investments may give rise to losses that exceed the amount invested in those instruments. Financial leverage will magnify, sometimes significantly, the fund’s exposure to any increase or decrease in the prices associated with a particular reference asset resulting in increased volatility in the value of the portfolio. The fund may invest up to 25% of its total assets in a wholly owned and controlled Cayman Islands subsidiary. Unlike the fund, however, the subsidiary may invest to a greater extent in commodity-linked derivative instruments.

Invesco (AIM) Variable Insurance Funds
Each fund is a series of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds). Invesco Advisers, Inc. is the investment adviser for each of the funds and is located at 1555 Peachtree Street, NE, Atlanta, Georgia 30309.

Invesco V.I. American Franchise Fund
The fund seeks capital growth by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers. The fund invests primarily in equity securities of mid- and large-capitalization issuers. The principal type of equity security in which the fund invests is common stock. The fund invests primarily in securities that are considered by the fund’s portfolio managers to have potential for earning or revenue growth. The fund may invest up to 20% of its net assets in securities of foreign issuers.

Invesco V.I. American Value Fund
The fund seeks to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers and in derivatives and other instruments that have economic characteristics similar to such securities. Under normal market conditions, the fund invests at least 65% of its net assets in equity securities of small- to mid-capitalization companies, but may also invest in larger companies. The principal type of equity security in which the fund invests is common stock. The fund may invest up to 20% of its net assets in securities of foreign issuers and depositary receipts and up to 20% of its net assets in real estate investment trusts. The fund can invest in derivative instruments, including forward foreign currency contracts, futures contracts and options.

Invesco V.I. Comstock Fund
The fund seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and in derivatives and other instruments that have economic characteristics similar to such securities. The fund may invest in securities of issuers of any market capitalization; however, a substantial number of issuers in which the fund invests are large-capitalization issuers. The fund may invest up to 10% of its net assets in real estate investment trusts and up to 25% of its net assets in securities of foreign issuers, which may include securities of issuers located in emerging markets countries, and depositary receipts. The fund can invest in derivative instruments, including forward foreign currency contracts and futures contracts.

Invesco V.I. International Growth Fund
The fund seeks long-term growth of capital, by investing primarily in equity securities and depositary receipts of foreign issuers. The principal types of equity securities in which the fund invests are common and preferred stock. Under normal circumstances, the fund will provide exposure to investments that are economically tied to at least three different countries outside the U.S. The fund may also invest up to 1.25 times the amount of the exposure to emerging markets countries, i.e., those in the early stages of their industrial cycles, in the MSCI All Country World ex-U.S. Growth Index. The fund invests primarily in securities that are considered by the fund’s portfolio managers to have potential for earnings or revenue growth. The fund invests primarily in the securities of large-capitalization issuers; however, the fund may invest a significant amount of its net assets in the securities of mid-capitalization issuers. The fund can invest in derivative instruments including forward foreign currency contracts and futures contracts.

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Invesco V.I. Mid Cap Growth
The fund seeks capital growth, by investing, under normal circumstances, at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of mid-capitalization companies. The principal type of equity security in which the fund invests is common stock. The fund may invest up to 25% of its net assets in securities of foreign issuers.The fund invests primarily in securities that are considered by the fund’s portfolio managers to have potential for earnings or revenue growth.

Morgan Stanley Variable Insurance Fund, Inc.
Each fund is a series of the Morgan Stanley Variable Insurance Fund, Inc. Morgan Stanley Investment Management Inc. is the investment advisor for each of the Morgan Stanley funds and is located at 522 Fifth Avenue, New York, NY 10036.

Morgan Stanley VIF Emerging Markets Debt Portfolio
The fund seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the fund’s assets will be invested in debt securities of issuers located in emerging market or developing countries. The fund’s securities will be denominated primarily in U.S. Dollars, but may, to a lesser extent, be denominated in currencies other than U.S. Dollars. The fund may invest in fixed income securities rated below investment grade or are not rated, but are of equivalent quality. These fixed income securities are often referred to as high yield securities or junk bonds.

Morgan Stanley VIF Emerging Markets Equity Portfolio
The fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. The global strategists of the fund’s advisor, and its sub-adviser, Morgan Stanley Investment Management Company, analyze the global economic environment, particularly its impact on emerging markets, and allocate the fund’s assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. Under normal circumstances, at least 80% of the fund’s assets will be invested in equity securities of issuers located in emerging market or developing countries.

Morgan Stanley VIF U.S. Real Estate Portfolio
The fund seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts. Under normal circumstances, at least 80% of the fund’s assets will be invested in equity securities of companies in the U.S. real estate industry. The fund focuses on real estate investment trusts as well as real estate operating companies that invest in a variety of property types and regions.

Northern Lights Variable Trust
The TOPS ® Managed Risk Moderate Growth ETF Portfolio is a series of the Northern Lights Variable Trust. ValMark Advisers, Inc., 130 Springside Drive, Akron, OH 44333, is the investment advisor and Milliman Financial Risk Management LLC, 71 S. Wacker Drive, 31st Floor, Chicago, IL 60606, is sub-advisor for the Portfolio.

TOPS® Managed Risk Moderate Growth ETF Portfolio
The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole. The Portfolio employs a fund-of-funds structure that normally invests at least 80% of its assets in exchange-traded funds (ETFs) and employs exchange-traded futures contracts to hedge market risk and reduce return volatility. The advisor seeks to achieve the investment objectives by allocating assets and selecting individual ETFs using the advisor’s TOPS® (The Optimized Portfolio System) methodology. This methodology utilizes multiple asset classes in an effort to enhance performance and/or reduce risk (as measured by return volatility). The Portfolio allocates approximately 35% of assets to fixed income ETFs and 65% of its assets to a combination of equity ETFs, real estate investment trust ETFs, and natural resource ETFs.

PIMCO Variable Insurance Trust
Each Portfolio is a series of the PIMCO Variable Insurance Trust. Pacific Investment Management Company LLC is the investment advisor to each Portfolio and is located at 650 Newport Center Drive, Newport Beach, California 92660.

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PIMCO All Asset Portfolio
The Portfolio seeks maximum real return, consistent with preservation of capital and prudent investment management. The Portfolio is a fund-of-funds, normally investing substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds. The Portfolio does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio’s asset allocation sub-advisor, determines how the Portfolio allocates and reallocates its assets among the underlying PIMCO funds. The Portfolio seeks concurrent exposure to a broad spectrum of asset classes.

PIMCO CommodityRealReturn® Strategy Portfolio
The Portfolio seeks maximum real return, consistent with prudent investment management. “Real Return” equals total return less the estimated cost of inflation. The Portfolio normally invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. The Portfolio invests in commodity index-linked notes, swap agreements, commodity options, future and options on futures that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities.

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)
The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio normally invests at least 80% of its assets in fixed income instruments economically tied to at least three foreign countries, and may invest without limitation in securities and instruments tied to emerging market countries. The Portfolio may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreement, or in mortgage- or asset-backed securities. The Portfolio may invest up to 10% of its total assets in high yield securities ("junk bonds") and up to 10% of its total assets in preferred stocks.

PIMCO Long-Term U.S. Government Portfolio
The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio normally invests at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, future contracts, or swap agreements. The Portfolio may invest up to 10% of its total assets in preferred stocks.

PIMCO Low Duration Portfolio
The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio normally invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. The average portfolio duration of this Portfolio normally varies from one to three years based on the advisor’s forecast for interest rates. The Portfolio may invest up to 10% of its total assets in high yield securities ("junk bonds"). The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in preferred stocks.

PIMCO Real Return Portfolio
The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Portfolio normally invests at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. “Real Return” equals total return less the estimated cost of inflation. The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”). The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments economically tied to emerging market countries, and up to 10% of its total assets in preferred stocks.

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PIMCO Total Return Portfolio
The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio normally invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. The Portfolio invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (“junk bonds”). The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments economically tied to emerging market countries, and up to 10% of its total assets in preferred stocks, convertible securities and other equity-related securities.

Touchstone® Variable Series Trust
Each fund is a series of the Touchstone Variable Series Trust. Touchstone Advisors, Inc., which is affiliated with us, advises each of the funds, along with a sub-advisor that is listed under each fund description below. The advisor is located at 400 Broadway, Cincinnati, Ohio 45202.

Touchstone VST Active Bond Fund
The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal. The fund normally invests at least 80% of its assets in bonds, including mortgage-related securities, asset-backed securities, government securities and corporate debt securities. The fund primarily invests in investment-grade debt securities, but may invest up to 30% of its assets in non-investment-grade debt securities, often referred to as junk bonds and considered speculative. The fund may invest up to 20% of its total assets in foreign-issued debt denominated in either the U.S. dollar or a foreign currency. Foreign-issued debt may include debt securities of emerging market countries. The fund may invest in dollar-roll transactions and reverse repurchase agreement, and in derivatives including forwards and futures contracts, interest rate and credit default swap agreements, and options. The fund may engage in frequent and active trading. Fort Washington Investment Advisors, Inc., which is affiliated with us, is the sub-advisor for the fund and is located at 400 Broadway, Cincinnati, OH 45202.

Touchstone VST Focused Fund
The Touchstone VST Focused Fund seeks capital appreciation. The fund invests, under normal market conditions, at least 80% of its assets in equity securities. The fund may invest in companies of any market capitalization in seeking to achieve its investment goal.  The sub-advisor seeks to invest in companies that are trading below its estimate of the companies’ intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place. The fund will generally hold 25 to 40 companies with residual cash and equivalents expected to represent less than 10% of the fund’s net assets.  The fund may invest up to 35% of its assets in securities of foreign issuers. The fund may also invest in securities of emerging market countries. The fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company. The fund may also engage in frequent and active trading. Fort Washington Investment Advisors, Inc., which is affiliated with us, is the sub-advisor for the fund and is located at 400 Broadway, Cincinnati, OH 45202.

Touchstone VST Large Cap Core Equity Fund
The fund seeks long-term capital growth. The fund invests at least 80% of its total assets in common stocks of large-capitalization U.S. listed companies. The sub-advisor seeks to purchase financially large-cap companies that it believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to the company’s respective private market values. The fund’s portfolio will generally consist of 30-40 securities. London Company of Virginia, LLC d/b/a The London Company, 1800 Bayberry Court, Suite 301, Richmond VA23226, is the sub-advisor for the fund.

Touchstone VST ETF Funds
The Touchstone VST ETF Funds (ETF Funds) are mutual funds that invest their respective assets in various exchange-traded funds (ETFs). Each ETF Fund is a fund-of-funds and bears a proportionate share of the expenses charged by the underlying ETFs in which it invests. You can invest directly in ETFs and do not have to invest through a variable annuity or mutual fund.

Each ETF Fund allocates its assets among a group of underlying ETFs in different percentages. Therefore, each ETF Fund has different indirect asset allocations of stocks, bonds, and cash, reflecting varying degrees of potential

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investment risk and reward for different investment styles and life stages. Because of market gains or losses by the underlying ETFs, the percentage of any of the ETF Fund's assets invested in stocks or bonds at any given time may be different than that ETF Fund’s planned asset allocation model. Wilshire Associates Incorporated, 1299 Ocean Ave, #700, Santa Monica, CA 90401, is the sub-advisor for the ETF Funds.

Touchstone VST Aggressive ETF Fund
The fund seeks capital appreciation. The fund invests primarily in a group of funds designed for capital appreciation using a system that prescribes allocations among asset classes intended to minimize expected risk and to optimize potential returns. Under normal market conditions, the sub-advisor typically invests about 20% of the fund's assets in bonds and 80% in stocks.

Touchstone VST Conservative ETF Fund
The fund seeks primarily income and secondarily capital appreciation. The fund invests primarily in a group of funds designed predominantly for income and secondarily for capital appreciation using a system that prescribes allocations among asset classes intended to minimize expected risk and to optimize potential returns. Under normal market conditions, the sub-advisor typically invests about 60% of the fund's assets in bonds and 40% in stocks.

Touchstone VST Moderate ETF Fund
The fund seeks primarily capital appreciation and secondarily income. The fund invests primarily in a group of funds designed predominantly for capital appreciation and secondarily for income using a system that prescribes allocations among asset classes intended to minimize expected risk and to optimize potential returns. Under normal market conditions, the sub-advisor typically invests about 40% of the fund's assets in bonds and 60% in stocks.

Static Asset Allocation Models

We may offer one or more asset allocation models in connection with your variable annuity at no extra charge. Asset allocation is the process of investing in different asset classes – such as equity funds, fixed income funds, and alternative funds – depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees.

We have no discretionary authority or control over your choice of Variable Account Options or your other investment decisions. We may make available educational information and materials, such as a risk tolerance questionnaire, that may help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice about whether an asset allocation model may be appropriate for you.

Our asset allocation models are "static."  Although we may change or terminate asset allocation models we are offering to new contract purchasers, we will not change your allocations unless you advise us to do so. You will not be notified if the models are terminated or changed. You will not be provided with information regarding any terminations or changes to the asset allocation models. If you elect to invest using an asset allocation model, and if you elect automatic rebalancing, we will continue to rebalance your percentage allocations among the Variable Account Options in your existing model.

You should consult your investment professional periodically to consider whether any model you have selected is still appropriate for you. You may choose to invest in an asset allocation model or change your Investment Options and asset allocation at any time.

Asset allocation does not ensure a profit, guarantee that your Account Value will increase or protect against a decline if market prices fall. An asset allocation model may not perform as intended. Any asset allocation models offered are based on then available Variable Account Options. We may discontinue, add, eliminate or change the models at any time.

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The Fixed Accounts

Our Fixed Accounts are offered through a non-unitized separate account, which supports the GROs and STOs for this annuity contract. Our General Account supports the portion of the Death Benefit, the Annuity Benefit, and any guarantees offered under a Rider that are in excess of Account Value. The non-unitized separate account and the General Account are not registered under the Securities Act of 1933 or the 1940 Act. Disclosures regarding the Fixed Accounts, the General Account and the non-unitized separate account are subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guaranteed Rate Options
We currently offer Guaranteed Rate Options (GROs) with Guarantee Periods of five, seven and ten years. Each GRO matures at the end of the Guarantee Period you have selected. We can change the Guarantee Periods available for renewal at any time. Each contribution or transfer to a GRO establishes a new GRO for the Guarantee Period you choose at the guaranteed interest rate that we declare as the current rate (Guaranteed Interest Rate). When you put a contribution or transfer into a GRO, a Guaranteed Interest Rate is locked in for the entire Guarantee Period you select. We credit interest daily at an annual effective rate equal to the Guaranteed Interest Rate. If your contract is issued in the state of Washington, the GROs are not available.

The value of a contribution or transfer to your GRO is called the GRO Value. Assuming you have not transferred or withdrawn any amounts from your GRO, the GRO Value will be the amount you contributed or transferred, plus interest at the Guaranteed Interest Rate, less any annual administrative charge and optional benefit charges that may apply.

We may declare an enhanced rate of interest in the first year for any contribution or transfer allocated to a GRO that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period. This enhanced rate will be declared at the time of your allocation and guaranteed for the first year of the Guarantee Period. We may also declare and credit a special interest rate or additional interest at any time on any nondiscriminatory basis.

If you have more than one GRO with the same Guarantee Period, the GROs are considered one GRO for Account Value reporting purposes. For example, when you receive a statement from us, all of your five-year GROs will be shown as one GRO while all of your seven-year GROs will appear as another GRO, even though they may have different maturity dates and different interest rates. However, you will receive separate notices concerning GRO renewals for each contribution or transfer you have made, since each contribution or transfer will have a different maturity date.

All contributions or transfers you make to a GRO are placed in a non-unitized separate account. The value of your GROs is supported by the reserves in our non-unitized separate account.

Renewals of GROs
We will notify you in writing before the end of your GRO Guarantee Period. You must tell us before the end of your Guarantee Period if you want to transfer your GRO Value to one or more Variable Account Options or other GROs. We will make your transfer to the new Investment Options, including any new Guarantee Period you elect, when we receive your election in Good Order at our Administrative Office, even if the previous Guarantee Period has not ended. You can get our current Guaranteed Interest Rates by calling our Administrative Office.

If we do not receive instructions in Good Order at our Administrative Office before the end of the Guarantee Period, when the Guarantee Period ends, we will set up a new GRO for the same Guarantee Period as your old one, if available, at the then-current Guaranteed Interest Rate. If the same Guarantee Period is not available:

•
For contracts issued in Florida, Illinois, Maryland, Massachusetts, Minnesota, Pennsylvania, South Carolina, Texas, Utah or Virginia, we will transfer the Account Value in your maturing GRO to a new available Guarantee Period with the next shorter duration. If no shorter duration is available, we will transfer the Account Value in your maturing GRO to the Fidelity VIP Government Money Market Portfolio.

If your Account Value is transferred to the Money Market Portfolio, it will be subject to risk of loss, including loss of principal. If you choose to allow any Account Value in a maturing GRO to go into the Fidelity VIP Government Money Market Portfolio, you should read the fund’s prospectus and understand the risks before

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investing. The Fidelity VIP Government Money Market Portfolio charges management fees and other expenses that are deducted from the fund. Also, the Mortality and Expense Risk charge for your variable annuity will be deducted from the Account Value invested in the Fidelity VIP Government Money Market Portfolio, as with all of the Variable Account Options.

•
For contracts issued in any state other than those states listed above, we will transfer the Account Value in your maturing GRO to a new available Guarantee Period with the next shorter duration. If no shorter duration is available, we will transfer the Account Value in your maturing GRO to a new available Guarantee Period with the next longer duration. For example, if your maturing GRO was a three-year GRO and when it matures, only the five-year, seven-year or ten-year GROs are available, your new GRO will be for five years.

You cannot renew into a GRO that would mature after your Maximum Retirement Date.

Market Value Adjustments
A Market Value Adjustment (MVA) is an adjustment, either up or down, that we make to your GRO Value if you surrender your contract, make a partial withdrawal or transfer from your GRO, or elect an Annuity Benefit, before the end of the Guarantee Period. An MVA also applies to a Distribution on Death of the owner before the end of the Guarantee Period, but not on the payment of Death Benefits (paid after the death of the Annuitant). No MVA applies to partial withdrawals of up to the Free Withdrawal Amount at any time. No MVA applies to partial withdrawals, transfers, election of Annuity Benefits, or calculations of Distributions on Death, within 30 days of the expiration of the GRO Guarantee Period. The MVA does not apply to partial withdrawals taken to meet required minimum distributions under the Tax Code as long as you do not take additional partial withdrawals during the Contract Year that exceed any remaining Free Withdrawal Amount. The GRO Value after the MVA is applied, the Adjusted Account Value, may be higher or lower than the GRO Value before the MVA is applied.

The MVA we apply to your GRO Value is based on the changes in our Guaranteed Interest Rates. Generally, if our Guaranteed Interest Rates have increased since the time of your contribution or transfer to the GRO, the MVA will reduce your GRO Value. On the other hand, if our Guaranteed Interest Rates have decreased since the time of your contribution or transfer, the MVA will generally increase your GRO Value.

The MVA for a GRO is determined by the following formula10:

MVA = GRO Value x [(1 + A)N/12 / (1 + B + .0025)N/12 - 1], where:

A is the Guaranteed Interest Rate being credited to the GRO subject to the MVA;

B is the current Guaranteed Interest Rate, as of the effective date of the application of the MVA, for current allocations to a GRO, the length of which is equal to the number of whole months remaining in your GRO. Subject to certain adjustments, if that remaining period is not equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by a formula that finds a value between the Guaranteed Interest Rates for GROs of the next highest and next lowest Guarantee Period; and

N is the number of whole months remaining in your GRO.

If the remaining term of your GRO is 30 days or less, the MVA will be zero. If for any reason we are no longer declaring current Guaranteed Interest Rates, then to determine B we will use the yield to maturity of United States Treasury Notes with the same remaining term as your GRO. If that remaining period is not equal to an exact term for which there is a United States Treasury Note, B will be determined by a formula that finds a value between the yield to maturity of the next highest and next lowest term, subject to certain adjustments. Any enhanced rate, special interest rate or additional interest credited to your GRO will be separate from the Guaranteed Interest Rate and will not be used in the MVA formula.

The MVA formula contains a factor of .0025. This represents a payment to us for the cost of processing the withdrawal and MVA. We receive this portion whether the MVA increases or decreases the GRO Value.
____________________
10 The formula for contracts issued in Pennsylvania is MVA = GRO Value x [(1 + A) N/12 / (1 + B) N/12 - 1].

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See Appendix C for illustrations of the MVA.

Systematic Transfer Options
We offer Systematic Transfer Options (STOs) that provide a fixed interest rate guaranteed for the STO period selected and paid on your contributions while they are in the STO. Available STO periods are six months and one year. All STO contributions will be transferred into the Variable Account Options within either six months or one year of your STO contribution, depending on which STO you select. We do not allow transfers from a STO to a GRO. We require a minimum contribution to the STO of $6,000 to fund the six-month STO or $12,000 to fund the one-year STO. We will automatically transfer equal amounts monthly for the six-month STO and either monthly or quarterly for the one-year STO.

The STOs are available for new contributions only. You cannot transfer from other Investment Options into the STOs. We do not accept Systematic Contributions into the STOs. See “Systematic Transfer Program” in Part 9 for more details.

Part 4 – Deductions and Charges

Mortality and Expense Risk Charge

We deduct a daily charge equal to an annual effective rate of 1.15% of your Account Value in the Variable Account Options to cover mortality and expense risk and certain administrative expenses. A portion of the 1.15% pays us for assuming the mortality risk and the expense risk under the contract. The mortality risk, as used here, refers to our risk that Death Benefits are greater than anticipated, or that annuitants, as a class of persons, will live longer than estimated and we will be required to pay out more Annuity Benefits than anticipated. The expense risk is our risk that the expenses of administering the contract will exceed the annual administrative charge discussed in the next section.

Expenses of administering the contracts include, without limitation, processing applications; issuing contracts; processing customer orders and other requests; making investments to support fixed accounts, death benefits, and living benefits; providing regular reports to customers; providing reports and updates to regulators; maintaining records for each contract owner; administering income payments; furnishing accounting and valuation services (including the calculation and monitoring of the daily Unit Values); reconciling and depositing cash receipts; drafting and filing forms; and research and development. The administration expense may also reimburse us for the costs of distribution of this variable annuity.

We expect to make a profit from this fee. The mortality and expense risk charge cannot be increased without your consent.

Annual Administrative Charge

We charge an annual administrative charge of $30, which is deducted on the last day of the Contract Year if your Account Value is less than $75,000 on that day. This charge is taken pro rata from your Account Value in each Investment Option. The part of the charge deducted from the Variable Account Options reduces the number of Units you own. The part of the charge deducted from the Fixed Accounts is withdrawn in dollars. The annual administrative charge is pro-rated if, during a Contract Year, you surrender the contract, select an Annuity Benefit or upon the calculation of a Death Benefit or Distribution on Death of owner. Confirmation of this regular fee transaction will appear on your quarterly statement.

The annual administrative charge helps offset the expenses of administering the contracts, discussed in the section just above this one, titled “Mortality and Expense Risk Charge.”

Reduction of the Mortality and Expense Risk Charge or Annual Administrative Charge

We can reduce or eliminate the mortality and expense risk charge or the annual administrative charge for individuals or groups of individuals if we anticipate expense savings. We may do this based on the size and type of the group or the amount of the contributions. We will not unlawfully discriminate against any person or group if we reduce or eliminate these charges.

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Portfolio Charges

The Variable Account Options buy shares of the corresponding Portfolios at each Portfolio's net asset value. The price of the shares reflects investment management fees and other expenses that have already been deducted from the assets of the Portfolios. Please refer to Appendix G and the individual Portfolio prospectuses for complete details on Portfolio expenses and related items.
We receive payments from the Portfolios or their investment advisors or distributors discussed in Part I, section titled “Fees and Expense Tables and Summary.” These fees may affect the total Portfolio expenses and may increase the expenses of the Portfolios.

Withdrawal Charge

If you withdraw your contributions, you may be charged a withdrawal charge of up to 8%. The amount of the withdrawal charge is a percentage of each contribution withdrawn and not of the Account Value. The charge varies, depending upon the "age" of the contributions included in the withdrawal—that is, the number of years that have passed since each contribution was made.

Contribution Year	Charge as a Percentage of the Contribution Withdrawn
1	8%
2	7.5%
3	7%
4	6%
5	5%
6	4%
7	3%
thereafter	0

When you take a withdrawal, the oldest contribution is treated as the first withdrawn, then next oldest and so on. Any gain or earnings in your contract come out only after an amount equal to all your contributions, and any applicable charges on those contributions, is withdrawn. Please note, however, that for tax purposes, withdrawals generally are considered gain first. See Part 8.

Because withdrawal charges apply to your contributions, if your Account Value has declined due to poor performance of your selected Variable Account Options or you have taken previous withdrawals, including the Free Withdrawal Amount, the withdrawal charge may be greater than the amount available for withdrawal. In some instances, your Account Value may be positive, but you will not have money available to withdraw due to the amount of the withdrawal charge still applicable to your contributions. Withdrawal charges apply to the withdrawal charge amount itself since this amount is part of the Account Value withdrawn.

Partial withdrawals up to the Free Withdrawal Amount are not subject to the withdrawal charge. More details on the Free Withdrawal Amount are in Part 5, in the section titled "Withdrawals."

We will not deduct a withdrawal charge from:

•	the Death Benefit paid on the death of the Annuitant; or

•
a withdrawal used to buy an immediate Annuity Benefit from us after the first Contract Anniversary with either (i) a life contingency, or (ii) a period certain that provides for fixed payments over at least five years. (Some periods certain may not be available, in which case you will have to select a longer period from the available periods.)

While a contribution is subject to a withdrawal charge, we do not allow you to transfer that contribution to another annuity or other investment under Section 1035 of the Tax Code or as a trustee-to-trustee transfer of a Qualified Annuity. For more information, see Part 8, section titled “Exchanges and Transfers.”

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For more information and examples of the application of a withdrawal charge, see Appendix B.

Reduction or Elimination of the Withdrawal Charge
We can reduce or eliminate the withdrawal charge for individuals or a group of individuals if we anticipate expense savings. We may do this based on the size and type of the group, the amount of the contribution, or the group’s relationship with us. Examples of these relationships would include being an employee of Integrity Life or an affiliate, receiving distributions or making internal transfers from other contracts we issued, or transferring amounts held under qualified plans that we, or our affiliate, sponsored. We will not unlawfully discriminate against any person or group if we reduce or eliminate the withdrawal charge.

Hardship Waiver

We may waive the withdrawal charge on full or partial withdrawal requests of $1,000 or more under a hardship circumstance. We may also waive the MVA on any amounts withdrawn from the GROs. Hardship circumstances may include the owner's (1) confinement to a nursing home, hospital or long-term care facility, (2) diagnosis of terminal illness with any medical condition that would result in death or total disability, and (3) unemployment for at least 180 consecutive days. (The hardship waiver does not include unemployment on contracts issued in Indiana, Montana, New Jersey, Texas and Washington.) We can require reasonable notice and documentation including, but not limited to, a physician's certification and Determination Letter from a State Department of Labor. The waivers of the withdrawal charge and MVA apply to the owner, not to the Annuitant. If there are joint owners and either meets the requirements, the waiver will be applied. The hardship waiver is not available on contracts issued in South Dakota.

Commission Allowance and Additional Payments to Distributors

We generally pay a commission to the sales representative equal to a maximum of 6.00% of contributions and up to 0.25% trail commission paid on Account Value starting as early as the second Contract Year. Commissions may vary due to differences between states, sales channels, sales firms and special sales initiatives.

A broker-dealer or financial institution that distributes our variable annuity contracts may receive additional compensation from us for training, marketing or other services provided. These services may include special access to sales staff and advantageous placement of our products. We do not make an independent assessment of the cost of providing such services.

Integrity Life has agreements with some broker-dealer firms under which we pay varying amounts, but no more than 0.25% of Account Value, for enhanced access to their registered representatives. This payment to broker-dealer firms is separate from and in addition to brokerage commissions paid to our distributors from your Distribution Charge. The broker-dealer firms are BBVA Securities, Inc., BOK Financial Securities, Inc., Cetera Investment Services LLC, Commerce Brokerage Services, Inc., CUSO Financial Services, LP, Frost Brokerage Services, Inc., Hancock Investment Services, Inc., Infinix Investments, Inc., LPL Financial LLC, M&T Securities, Inc., PNC Investments LLC, and US Bancorp Investments, Inc.

Depending on the arrangements in place at any particular time, a broker-dealer, and the registered representatives associated with it, may have a financial incentive to recommend a particular variable annuity contract. This could create a conflict of interest between the broker-dealer or registered representative and the customer. These payments could provide incentive to a broker-dealer or registered representative to recommend a Contract that is not in your best interest. You can find more about additional compensation in the Statement of Additional Information.

Optional Benefit Charges

You may purchase one or more of the Riders offered with this contract, which provide optional benefits for an additional cost. The additional cost of each Rider, along with complete details about the benefits, is provided in Part 6.

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Transfer Charge

You have 12 free transfers during a Contract Year. We charge $20 for each additional transfer during that Contract Year. Transfers under our Dollar Cost Averaging, Customized Asset Rebalancing, or Systematic Transfer Programs described in Part 9 do not count toward the 12 free transfers and we do not charge for transfers made under these programs.

Tax Reserve

In the future, we may charge for taxes or set aside reserves for taxes, which will reduce the investment performance of the Variable Account Options.

State Premium Tax

We will not deduct state premium taxes from your contributions before investing them in the Investment Options, unless required by your state law. If you elect an Annuity Benefit, we will deduct any applicable state premium taxes from the amount available for the Annuity Benefit. State premium taxes currently range from 0% to 3.5%.

Part 5 – Terms of Your Variable Annuity

Purchasing the Contract

If you wish to purchase this annuity contract, you must apply for it through an authorized sales representative. The sales representative will send your completed application to us, and we will decide whether to accept or reject it. If we accept your application, we will issue a contract and send it to you either directly or through your sales representative.

To apply for this contract, you must be of legal age to enter into a contractual relationship under applicable state law, generally 18 years old. You must be no older than 85 at the time of application.

Contributions

Minimum initial contribution	$ 10,000
Minimum additional contribution[11]	$ 100
Maximum total contributions	$1,000,000 if the Annuitant is age 75 or younger $ 500,000 if the Annuitant is age 76 or older

Different contribution limits apply if you select a GLIA or GLIA Plus Rider. See Part 6. If your contract is an individual retirement account (IRA), your initial contribution must be a rollover from another IRA or qualified plan. If your contract is a Qualified Annuity, we will measure your additional contributions against any maximum limits for annual contributions set by federal law. If your contract is a Qualified Annuity, and you transfer or roll over money in the calendar year on or after you reach age 70½, you must take your required minimum distributions for the current calendar year before you purchase this contract. See Part 8, section titled “Tax-Favored Retirement Programs” for more information about required minimum distributions. We may issue the contract for less than the minimum initial contribution if we receive an application that indicates the total amount of a transfer or rollover from multiple sources will reach the minimum initial contribution amount. We may also issue the contract for up to 10% less than the minimum initial contribution indicated above.

Initial Contributions
We will invest your contributions in the Investment Options you select on your application. We will use your initial contribution allocated to the Variable Account Options to purchase Units at the Unit Value determined no later than two Business Days after we receive the contribution and your complete application in Good Order at our Administrative Office.  If the application is not in Good Order, we may retain the initial contribution for up to five

____________________________________
11 If your contract is issued in the state of Washington, you may make additional contributions only during the first Contract Year.

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Business Days while attempting to complete it.  If the application is not in Good Order within five Business Days, you will be informed of the reason for the delay.  We will return the initial contribution to you unless you specifically allow us to hold the contribution until the application is completed. You cannot purchase this contract using death benefits from another annuity that are rolled over, transferred or exchanged under §1035 of the Tax Code.

Additional Contributions
We will credit each additional contribution on the Business Day we receive it in Good Order at our Administrative Office. We will use contributions allocated to Variable Account Options to purchase Units at the Unit Value as of the next close of the New York Stock Exchange.

We will invest each additional contribution according to the allocation we have on record as your “future allocation.” You can change your future allocation for additional contributions at any time by writing to the Administrative Office. The request must include your contract number, the new allocation and your signature. When we receive it at our Administrative Office, the change will be effective for any contribution that accompanies it and for all future contributions. We can also accept allocation changes by telephone. See "Transfers" in Part 5. Different rules apply to GLIA and GLIA Plus Investment Strategies. See Part 6.

We will accept additional contributions at any time through age 92. We may refuse additional contributions if: (1) we previously discontinued accepting additional contributions into the annuity contract or any Investment Option; (2) the additional contribution does not meet our minimum additional contribution amount or exceeds our maximum contribution amount for the annuity contract or for a specific Investment Option; or (3) for any reason allowed by law.

Allocations on Record
Changing your future allocation does not change the current allocation of your Account Value or the allocation used for rebalancing, if any. You must provide specific instructions if you wish to change your current allocation or rebalancing allocation. You should review your allocations periodically to ensure they still meet your investment goals and needs.

Units in Our Separate Account

Your investment in the Variable Account Options is used to purchase Units. On any given day, the value you have in a Variable Account Option is the number of Units you own in that Variable Account Option multiplied by the Unit Value. The Units of each Variable Account Option have different Unit Values.

Units are purchased when you make new contributions or transfer amounts to a Variable Account Option. Units are redeemed (sold) when you make withdrawals or transfer amounts out of a Variable Account Option into a different Investment Option. We also redeem Units to pay the Death Benefit when the Annuitant dies, to make a Distribution on Death of owner, to pay the annual administrative charge, to pay for certain optional benefits, and to purchase an Annuity Benefit. The number of Units purchased or redeemed in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Variable Account Option's Unit Value, calculated as of the next close of business of the New York Stock Exchange.

If we make a mistake in executing any purchase or redemption, we will reprocess any trades made in error and ensure that you receive the correct Unit Values. We will put you in the same position you otherwise would have been in. Depending on the change in Unit Values between the error and correction, we may experience a gain or loss as a result of the reprocessing.

The Unit Values of the Variable Account Options fluctuate with the investment performance of the corresponding Portfolios, which reflects the investment income, realized and unrealized capital gains and losses of the Portfolios, as well as the Portfolio's expenses.

How We Determine Unit Value

We determine Unit Values for each Variable Account Option after the close of business of the New York Stock Exchange, which is normally 4 p.m. Eastern Time on each Business Day. The Unit Value of each Variable Account

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Option for any Business Day is equal to the Unit Value for the previous Business Day, multiplied by the net investment factor for that Variable Account Option on the current Business Day. We determine a net investment factor for each Variable Account Option as follows:

•
First, we take the value of the Portfolio shares that belong to the corresponding Variable Account Option at the close of business that day. For this purpose, we use the share value reported to us by the Portfolios.

•	Next, we add any dividends or capital gains distributions by the Portfolio on that day.

•	Then we charge or credit for any taxes or amounts set aside as a reserve for taxes.

•	Then we divide this amount by the value of the Portfolio shares that belong to the corresponding Variable Account Option at the close of business on the last day that a Unit Value was determined.

•
Finally, we subtract the mortality and expense risk charge for each calendar day since the last day that a Unit Value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is an amount equal to an annual effective rate of 1.15%.

Generally, this means that we adjust Unit Values to reflect the investment performance of the Portfolios and the mortality and expense risk charge.

Transfers

You may transfer all or any part of your Account Value among the Variable Account Options and the GROs, subject to our transfer restrictions.

•	The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option.

•	Transfers into a GRO will establish a new GRO for the Guarantee Period you choose at the then-current Guaranteed Interest Rate.

•	Transfers out of a GRO more than 30 days before the end of the Guarantee Period are subject to an adjustment of the value called an MVA. See Part 3.

•	Transfers within or among GLIA or GLIA Plus Investment Strategies are restricted. See Part 6.

If you reallocate some or all of your Account Value invested in the Variable Account Options and the GROs at one time, it will count as one transfer.

You have 12 free transfers during a Contract Year. After you reach this limit, we charge $20 for each additional transfer during that Contract Year. See Part 4, section titled "Transfer Charge."

You may request a transfer by writing to our Administrative Office at the address in the Glossary. Mail sent to any other address may not be in Good Order. Each request for a transfer must be signed by you and specify:

•	the contract number,

•	the amounts to be transferred, and

•	the Investment Options to and from which the amounts are to be transferred.

If one portion of a transfer request involving multiple Investment Options violates our policy or is not in Good Order, the entire transfer request will not be processed.

You may also request transfers through our telephone transfer service using your personal identifiers. We will honor telephone transfer instructions from any person who provides correct identifying information. We are not responsible for fraudulent telephone transfers we believe to be genuine according to these procedures. Accordingly, you bear the risk of loss if unauthorized persons make transfers on your behalf. You may request telephone transfers from 9:00 a.m. to 5:00 p.m. Eastern Time on any day we are open for business.

If we receive your transfer request in Good Order at our Administrative Office before 4:00 p.m. Eastern Time on a Business Day, you will receive the Unit Values for the Variable Account Options as of the close of business on that same day. Transfer requests for Variable Account Options received by us at or after 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) on a Business Day, or anytime on a day other than a Business Day, will be processed using Unit Values as of the close of business on the next Business Day. We will confirm all transfers in writing.

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A transfer request or a reallocation of your Account Value does not change your future allocation or rebalancing allocation on file. You must provide specific instructions if you wish to change these allocations.

Different rules apply to the GLIA and GLIA Plus Investment Strategies. See Part 6.

Excessive Trading

We reserve the right to limit the number of transfers in any Contract Year or to refuse any transfer request for an owner or certain owners if we are informed by one or more of the Portfolios that the purchase or redemption of shares is to be restricted because of excessive trading, or that a specific transfer or group of transfers is expected to have a detrimental effect on share prices of affected Portfolios.

We reserve the right to modify these restrictions or to adopt new restrictions at any time and in our sole discretion.

We will notify you or your designated representative if your requested transfer is not made. Current SEC rules preclude us from processing your request at a later date if it is not made when initially requested. Accordingly, you will need to submit a new transfer request in order to make a transfer that was not made because of these limitations.

Specific Notice Regarding the Use of this Annuity for Market Timing or Frequent Trading

This contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Any individual or legal entity that intends to engage in stale price arbitrage, utilize market timing practices or make frequent transfers to take advantage of inefficiencies in mutual fund pricing or for any other reason should not purchase this contract. These abusive or disruptive transfers can have an adverse effect on management of a Portfolio, increase Portfolio expenses and affect Portfolio performance.

The following policies for transfers between Investment Options are designed to protect contract owners from frequent trading activity. However, we may not be able to detect all frequent trading, and we may not be able to prevent transfers by those we do detect. As detecting frequent trading and preventing its recurrence is, in many circumstances, a reactive response to improper trading, we cannot guarantee, despite our policies and procedures, that we will detect all frequent trading in our contracts, prevent all frequent trading and prevent all harm caused by frequent trading.

1.	Prohibited Transfers. Under normal market conditions, we will refuse to honor the following transfer requests:

•
a transfer request into an International or High Yield Variable Account Option (as defined by us) if, within the preceding five Business Days, there was a transfer out of the same Variable Account Option;

•	a transfer request out of an International or High Yield Variable Account Option if, within the preceding five Business Days, there was a purchase or transfer into the same Variable Account Option.

2.	Allowable Transfers Accompanying a Prohibited Transfer. We cannot honor an otherwise allowable transfer request if it is made at the same time or accompanies a request for a Prohibited Transfer.

3.	Notification. We will notify you if your requested transfer is not made.

4.
Suspension or Revocation of Same-Day Transfer Privileges. If you, as owner (or agents acting on your behalf) engage in market timing or excessive trading, as determined by a Portfolio’s investment advisor in its sole discretion, you may have your same-day transfer privileges suspended or revoked in accordance with the Portfolio’s policies set forth in its prospectus.

•
If your same-day transfer privileges are revoked, you will be required to submit all future transfer requests by U.S. mail or overnight delivery service. Transfer requests made by telephone, Internet, fax, same-day mail or courier service will not be accepted.

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•
In addition, if you wish to cancel a transfer request, your cancellation request must also be in writing and received by U.S. mail or overnight delivery service. The cancellation request will be processed as of the day it is received.

5.	20 Investment Option Transfers Permitted. You may submit 20 Investment Option transfers each Contract Year for each contract by U.S. mail, Internet, telephone request, or fax.

•
All requests for transfers among your Investment Options in excess of 20 per Contract Year must be submitted by regular U.S. mail or overnight delivery. Transfer requests made by telephone, Internet, fax, same day mail or courier service will not be accepted, and Internet trading privileges will be suspended. If you want to cancel a written Investment Option transfer, you must also cancel it in writing by U.S mail or overnight delivery service. We will process the cancellation request as of the day we receive it.

•	The number of allowable Investment Option transfers is not cumulative and may not be carried over from year to year.

•
Transfers made under our Dollar Cost Averaging Program, Systematic Transfer Option Program, Customized Asset Rebalancing Program, or other related programs we may offer are not counted toward the 20 Investment Option transfer limitation. If we or a Portfolio’s investment advisor determine in our sole discretion that you are manipulating these or similar programs to circumvent our transfer policies, however, we may take any action that we deem appropriate to stop this activity. This could include (but is not limited to) revoking your same-day transfer privileges or your ability to utilize these programs.

Conformity with these policies does not necessarily mean that trading will not be deemed to constitute market timing. If it is determined by us or by a Portfolio’s investment advisor, in our sole discretion, that you are attempting to engage in improper trading, your same-day transfer privileges may be suspended or revoked. We may reverse transactions made in violation of our market timing or frequent trading policies. We will take into consideration any information, data and directives provided to us by the Portfolios' investment advisors regarding improper trading.

We have entered into agreements with each Portfolio company as required by Rule 22c-2 of the 1940 Act. The agreements require us to engage in certain monitoring and reporting of trading activity and bind us to implement instructions from the Portfolio if its frequent trading policies are violated or if the Portfolio determines, in its sole discretion, that disruptive trading has occurred. If we are notified by a Portfolio's investment advisor that the frequency or size of trades by an individual or group of individuals is disruptive to the management of the Portfolio, and the investment advisor rejects a trade or restricts further trading in that Portfolio by the individual or group, we will comply with that request promptly. We will reject a trade or impose the Portfolio's investment advisor's restriction even if the transactions otherwise conform to our policies. We do not grant waivers of these policies to particular investors or classes of investors.

We may modify these restrictions at any time in our sole discretion.

Withdrawals

You may make withdrawals as often as you wish. Each non-systematic withdrawal must be at least $300. Unless you request a withdrawal from a specific Investment Option, we will take the withdrawal from your Investment Options pro rata, in the same proportion their value bears to your total Account Value. For example, if your Account Value is divided in equal 25% shares among four Investment Options, when you make a withdrawal, 25% of the Account Value withdrawn will come from each of your four Investment Options. For purposes of this pro rata calculation, the total Account Value in all GROs of the same duration or all STOs of the same duration will be treated as one Investment Option. The portion of the money coming from more than one GRO or STO of the same duration will be withdrawn first from the oldest GRO or STO. For information on systematic withdrawals, see Part 9.

We process withdrawals when we receive your request in Good Order at our Administrative Office. When you take a withdrawal from a Variable Account Option, Units are redeemed at the Unit Value as of the next close of the New York Stock Exchange.

For partial withdrawals, the total amount deducted from your Account Value will include:

•	the withdrawal amount requested,

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•	plus or minus any MVA that applies (see Part 3, section titled "Market Value Adjustments"),

•	plus any withdrawal charge that applies (see Part 4, section titled "Withdrawal Charge").

The net amount you receive will be the amount you requested, less any applicable tax withholding. Generally, withdrawals you make before you are 59½ years old are subject to a 10% federal tax penalty. If your contract is part of a tax-favored retirement plan, the plan may limit your withdrawals. See Part 8.

Withdrawals are attributed to your Account Value in the following order: (1) any remaining Free Withdrawal Amount; (2) contributions that are no longer subject to a withdrawal charge and have not yet been withdrawn; (3) contributions subject to a withdrawal charge; and (4) any gain, interest, or other amount that is not considered a contribution. Your investment comes out first, beginning with the oldest contribution, then next oldest and so on. Any gain or earnings in your contract come out only after an amount equal to all contributions, and any applicable charges on those contributions, are withdrawn. Please note, however, that for tax purposes, withdrawals are considered to be gain first. See Part 8.

Certain Death Benefits and optional benefits are reduced by withdrawals on a proportional basis. See Part 5, section titled "Death Benefits Paid on Death of Annuitant" and Part 6.

Additional restrictions apply to withdrawals if you have a GLIA or GLIA Plus Rider. See Part 6.

Examples of withdrawals and the application of a withdrawal charge are located in Appendix B.

Free Withdrawal Amount
You may take your Free Withdrawal Amount each Contract Year without a withdrawal charge or MVA.
The Free Withdrawal Amount is the greater of:

•	10% of your Account Value on the date of the withdrawal, minus any previous withdrawals during that Contract Year; or

•
10% of your Account Value at your most recent Contract Anniversary, minus any previous withdrawals during that Contract Year. (During your first Contract Year, this amount is 10% of your initial contribution received on the Contract Date.)

If you do not take the Free Withdrawal Amount in any one Contract Year, you cannot add it to the next year’s Free Withdrawal Amount.

The Free Withdrawal Amount does not apply to a full surrender. Taking your Free Withdrawal Amount will not reduce the total withdrawal charges applicable to your contract. If you take a withdrawal or surrender the contract, we will assess any applicable withdrawal charge on the amount of your contributions withdrawn, which are not reduced for any Free Withdrawal Amount you have taken.

The Free Withdrawal Amount is available for withdrawal only. You may not use your Free Withdrawal Amount as a transfer to another annuity or other investment under Section 1035 of the Tax Code or as a trustee-to-trustee transfer of qualified assets. For more information, see Part 8, section titled “Exchanges and Transfers.”

Assignments

You may assign your rights by providing us written notice of assignment in Good Order signed by you. Unless otherwise specified by you in the notice, the assignment will be effective on the date you sign the notice. We are not liable for payments made or actions taken by us before we receive and record the notice at our Administrative Office. We may restrict the assignment where restrictions are for purposes of satisfying applicable laws or regulations. Assignment may be a taxable event. We are not responsible for the validity under state or other laws or for any tax consequences of the assignment. Assignment is generally not allowed if you have elected a GLIA or GLIA Plus Rider.

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Death Benefit Paid on Death of Annuitant

Unlike some other variable annuities, this contract pays the Death Benefit upon the Annuitant's death, rather than upon the owner's death. (See section titled “Distribution on Death of Owner.”) You name the Annuitant's beneficiary (or beneficiaries). We will pay a Death Benefit to the Annuitant’s surviving beneficiary if:

•	the Annuitant dies before the Retirement Date (after the Retirement Date, the Death Benefit no longer exists); and

•	there is no contingent Annuitant.

A Death Benefit will not be paid after the Annuitant’s death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract. The Annuitant and any contingent Annuitants may not be changed once the contract has been issued.

If an Annuitant’s beneficiary does not survive the Annuitant, then the Death Benefit is generally paid to the Annuitant’s estate. If the owner is a trust, custodian or other entity, the owner must name itself as the Annuitant’s sole beneficiary and the owner’s sole beneficiary.

The Annuitant's beneficiary may elect to take the Death Benefit in one of the following forms:

1.	lump sum – if the beneficiary elects this option, we will pay the Death Benefit to the Annuitant’s beneficiary.

2.
deferral for up to five years – if the beneficiary elects this option, we will allow the beneficiary to keep the Death Benefit amount invested in the Variable Investment Options currently available for a period of up to five years. At the end of five years, the entire amount must be paid to the beneficiary.

3.
irrevocable income payout option – if the beneficiary elects this option, he or she must choose to receive the Death Benefit either as an immediate annuity with a life contingency or as substantially equal payments over his or her life expectancy. If payment over the life expectancy is elected, we will allow the beneficiary to keep the Death Benefit amount invested in the Variable Investment Options currently available, to the extent this does not conflict with the Tax Code requirements under which this option is available (primarily section 72(s) of the Tax Code.) This option is only available if elected within 60 days of t he death of the Annuitant. Distributions must begin within one year from the date of death.

If the beneficiary selects option two or three above, for any money invested in the Fixed Accounts, he or she will receive the guaranteed minimum interest rate applied to the Fixed Accounts under the current version of the contract, which may be lower than the guaranteed minimum interest rate applied to the Fixed Accounts in your contract. If the beneficiary fails to make an election within a reasonable time, we may automatically process the claim as if option two were elected.

If the beneficiary is not a human being, the beneficiary must elect either a lump sum or deferral for up to five years.

You may elect to have the Death Benefit paid to the Annuitant's beneficiary as an Annuity Benefit, in which case the Annuitant’s beneficiary will not have the choices above, but will receive the death benefit in the form you have elected.

You may change the Annuitant's beneficiary by sending the appropriate form in Good Order to the Administrative Office. We may limit the number of beneficiaries you can have at one time.

Please consult your financial professional and tax advisor in order to identify your beneficiaries properly so that the Death Benefit is paid to the intended beneficiary, and to structure your contract so that spousal continuation can occur, if that is your intention. See Appendix D for assistance in structuring your contract.

Standard Death Benefit
The standard Death Benefit varies depending on the Annuitant's age on the Contract Date.

For contracts where the Annuitant's age on the Contract Date is up to and including age 73:

If the Annuitant dies in the first seven Contract Years, the Death Benefit is the greater of:

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•	total contributions minus proportional adjustments for any withdrawals (and associated charges); or

•	the Account Value on the Death Benefit Date.

If the Annuitant dies more than seven years after the Contract Date, the Death Benefit is the greatest of:

•	your Account Value on the seventh Contract Anniversary plus subsequent contributions, minus proportional adjustments for any subsequent withdrawals (and associated charges);

•	total contributions minus proportional adjustments for any withdrawals (and associated charges); or

•	the Account Value on the Death Benefit Date.

For contracts where the Annuitant's age on the Contract Date is between 74 and 85, the Death Benefit is the greater of:

•	total contributions minus proportional adjustments for any withdrawals (and associated charges); or

•	the Account Value on the Death Benefit Date.

The amount of the Death Benefit is determined on the Death Benefit Date and if the Death Benefit is greater than the Account Value, we will invest the difference in the contract on the Death Benefit Date.

Effect of Withdrawals on the Death Benefit
If you take a withdrawal from your contract, we will make a proportional adjustment to your Death Benefit. This means that your Death Benefit will be reduced by the same percentage as your withdrawal bears to your Account Value at the time of withdrawal. For example:

•	if your Death Benefit is $100,000 and your current Account Value is $80,000,

•	and you take a withdrawal of $10,000 (including any associated charges),

•	we will reduce your Death Benefit by 12.5% because that is the same percentage that your withdrawal be ars to your Account Value at th e time of the withdrawal ($10,000 /$80,000);

•	therefore, your Death Benefit is reduced by $12,500.

Because the Account Value at the time of the withdrawal in this example is less than the Death Benefit, the Death Benefit is decreased by a larger dollar amount than the partial withdrawal amount. All Death Benefits are reduced proportionally for withdrawals and any charges associated with the withdrawals.

This example is for illustrative purposes only and does not predict results.

Distribution on Death of Owner

If you (as owner) die, and the Annuitant (or a contingent Annuitant) is still living, your entire interest in this contract must be distributed to the owner's beneficiary. If you are the Annuitant (and no contingent Annuitant is still living), the above section titled “Death Benefit Paid on Death of Annuitant” applies instead of this section. If you own the contract jointly with your spouse or anyone else, the first death of one of the joint owners will be treated as the death of both owners, and a Distribution on Death to the owner's beneficiary will be required. It is not a good idea to own this annuity contract jointly, even with your spouse. The joint owner is not the owner’s beneficiary. See Appendix D.

You name the owner's beneficiary (or beneficiaries). We will pay the owner's surviving beneficiary the Distribution on Death. If an owner’s beneficiary does not survive the owner, then the Distribution on Death of the owner is generally paid to the owner’s estate. If the owner is a trust, custodian or other entity, the owner must name itself as the Annuitant’s sole beneficiary and the owner’s sole beneficiary.

If you, as owner, die on or after the Retirement Date and before the entire interest in the contract has been distributed, then the rest of the annuity must be distributed to the owner's beneficiary at least as quickly as the method in effect when you died.

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If you, as owner, die before the Retirement Date, the Surrender Value will be paid to the owner's beneficiary in one of the following forms:

1.	lump sum – if the beneficiary elects this option, we will pay the Surrender Value to the beneficiary.

2.
deferral for up to five years – if the beneficiary elects this option, we will allow the beneficiary to keep the Account Value invested in the Variable Investment Options currently available for a period of up to five years. At the end of five years, the entire Surrender Value as of that date must be paid to the beneficiary.

3.
irrevocable income payout option – if the beneficiary elects this option, he or she must choose to receive the Surrender Value either as an immediate annuity with a life contingency or as substantially equal payments over his or her life expectancy. If payment over the life expectancy is elected, we will allow the beneficiary to keep the Account Value invested in the Variable Investment Options currently available, to the extent this does not conflict with the Tax Code requirements under which this option is available (primarily section 72(s) of the Tax Code.) This option is only available if elected within 60 days. Distributions must begin within one year from the date of the owner’s death. Withdrawal charges continue to apply to the withdrawals taken under this option.

If the beneficiary selects option two or three above, for money invested in the Fixed Accounts, he or she will receive the guaranteed minimum interest rate applied to the Fixed Accounts under the current version of the contract, which may be lower than the guaranteed minimum interest rate applied to the Fixed Accounts in your contract. If the beneficiary fails to make an election within a reasonable time, we may automatically process the claim as if option two were elected.

If the beneficiary is not a human being, the beneficiary must elect either a lump sum or deferral for up to five years.

If your (owner's) sole beneficiary is your spouse, your surviving spouse may be able to continue the contract (along with its tax-deferred status) in his or her name as the new owner. See the section below on Spousal Continuation and Appendix D.

You may change the owner's beneficiary by sending the appropriate form in Good Order to the Administrative Office. We may limit the number of beneficiaries you can name. If the owner is a trust, custodian or other entity, the owner must name itself as the Annuitant’s sole beneficiary and the owner’s sole beneficiary.

Please consult your financial professional and tax advisor in order to identify your beneficiaries properly so that the Death Benefit, rather than the Surrender Value, is paid to the intended beneficiary and to structure your contract so that spousal continuation can occur, if that is your intention.

Spousal Continuation

Standard Spousal Continuation
If you (as owner) die, and the Annuitant (or contingent Annuitant) is still living, the Tax Code allows your surviving spouse to continue the annuity contract, along with its tax-deferred status, only if your spouse is named as the owner's sole beneficiary. This is called standard spousal continuation . See Appendix D for more information about parties to the contract and spousal continuation.

Enhanced Spousal Continuation
This annuity contract also provides an enhanced type of spousal continuation (Enhanced Spousal Continuation). The Enhanced Spousal Continuation under this contract is available if you (as owner) die, but only if you have structured your contract as follows:

•	you are the sole owner and Annuitant;

•	no contingent Annuitant is named;

•	no joint owner is named;

•	your surviving spouse is the owner’s sole beneficiary; and

•	your surviving spouse is the Annuitant’s sole beneficiary.

Under this Enhanced Spousal Continuation, we will increase the continued contract’s Account Value to the same amount that would have been paid to your surviving spouse had he or she taken the Death Benefit as a lump sum distribution. This increase will be added to the Investment Options you have selected on a pro rata basis as of the

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Death Benefit Date. For example, if the Account Value at death was $100,000, but we would have paid out a Death Benefit of $115,000, the surviving spouse’s contract will continue with a $115,000 Account Value.

The surviving spouse continues the contract with its tax deferred earnings and all terms and conditions of the contract continue to apply, including the MVA, except:

•	withdrawal charges no longer apply; and

•	we will no longer accept additional contributions.

When the surviving spouse dies, a new Death Benefit, measured from the date of the continued contract, will be paid to the beneficiary named by the surviving spouse.

Under either type of spousal continuation:

•	if the surviving spouse is under 59½, the 10% federal tax penalty for early withdrawal may apply if withdrawals are taken;

•	certain Investment Options or administrative programs may not be available on the continued contract; and

•	we may make any changes to continued contracts that are permitted by law.

See Appendix D for more information about parties to the contract and spousal continuation.

Federal Tax Advantages of Spousal Continuation Available to Married Same-Sex Spouses
A same-sex surviving spouse is recognized as your spouse under the Tax Code and will qualify for the federal tax advantages of spousal continuation.

The survivor of a civil union or domestic partnership is not recognized as your spouse under the Tax Code and the federal tax advantages of spousal continuation are not available. The survivor of a civil union or domestic partnership may elect to continue the contract under its terms if the celebration occurred in a state that legally recognizes the relationship. The continuation of the contract by such surviving civil union or domestic partner, however, is treated as an ordinary transfer of ownership and will be a taxable event.

Death Claims

A death claim must be filed to receive either the Death Benefit on the death of the Annuitant or a distribution of the Surrender Value on the death of the owner . A death claim will be effective on the Business Day we receive due proof of death of either the owner or Annuitant. For us to pay the death claim, the beneficiary must promptly submit an original certified death certificate and company death claim paperwork in Good Order, including his or her election.

During the period from the date of death until we receive all required paperwork in Good Order, the Account Value will remain invested in the Investment Options you chose, will continue to reflect the investment performance of any Variable Account Options during this period and will be subject to market fluctuations. Fees and expenses will continue to apply. All automated transactions will stop when we receive notice of death.

If there are multiple beneficiaries, after one beneficiary submits death claim paperwork, we will calculate the first beneficiary’s share of the Death Benefit or Distribution on Death and make payment according to the first beneficiary’s election. Each remaining beneficiary’s share of the Death Benefit or Distribution on Death of Owner will remain invested in the Variable Account Options and remain subject to market fluctuations. Any part of a death claim amount invested in Fixed Accounts will be combined and invested in our funds on deposit account earning an interest rate set at our discretion.

Maximum Retirement Date and Annuity Benefit

Your Annuity Benefit is available anytime after your first Contract Anniversary up until the last Annuitant's 100th birthday. The last Annuitant’s 100th birthday is referred to as the Maximum Retirement Date. You may elect your Annuity Benefit by writing to the Administrative Office any time before the Maximum Retirement Date.

Upon the Maximum Retirement Date, you may elect to receive a lump sum of your Surrender Value, or you may elect an Annuity Benefit. The amount applied toward the purchase of an Annuity Benefit will be the Adjusted

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Account Value, less any pro rata annual administrative charge, and applicable state premium tax. However, the Surrender Value will be the amount applied if the Annuity Benefit you select does not have a life contingency and either (i) is a fixed period of less than five years, or (ii) the annuity can be changed to a lump sum payment without a withdrawal charge.

Once an Annuity Benefit is elected, you will no longer have an Account Value, Surrender Value, Death Benefit or other accessible cash value. When the contract value is applied toward the purchase of an Annuity Benefit, it is converted into a stream of income payments. The Annuity Benefit provides regular fixed payments, which may be made monthly, quarterly, semi-annually or annually. You cannot change or redeem the annuity once payments have begun. For any annuity, the minimum periodic payment must be at least $100.

We currently offer the following types of annuity payout options, funded through our General Account; however, we may eliminate or change these options at any time:

•
life and 10-year certain annuity, which provides a fixed life income annuity with 10 years of payments guaranteed. If the Annuitant dies before the end of the 10-year period, the Annuitant's beneficiary will receive the remaining periodic payments.

•
period certain annuity, which provides for fixed payments for a fixed period. The fixed periods available may vary from time to time and the fixed period selected may not extend past your 100th birthday. The payment amount is determined by the period you select. If the Annuitant dies before the end of the period selected, the Annuitant's beneficiary will receive the remaining periodic payments.

•
life and period certain annuity (other than 10 years), which provides for fixed payments for at least the period selected and after that for the life of the Annuitant or the lives of the Annuitant and any joint Annuitant under a joint and survivor annuity. The fixed periods available may vary from time to time. If the Annuitant (or the Annuitant and the joint Annuitant under a joint and survivor annuity) dies before the fixed period selected ends, the remaining periodic payments in the fixed period will go to the Annuitant’s beneficiary.

•
life only annuity, which provides fixed payments for the life of the Annuitant, or until the Annuitant and joint Annuitant both die under a joint and survivor annuity. Once the Annuitant (or last joint Annuitant) dies, no further payments will be made and no value remains for any beneficiaries.

If you have not already selected a form of Annuity Benefit, we will contact you prior to your Maximum Retirement Date. You can tell us at that time the type of Annuity Benefit you want. If we do not receive your election on or before your Maximum Retirement Date, you will automatically receive the life and 10-year certain Annuity Benefit option.

You may not apply a portion of your Account Value to an Annuity Benefit.

Annuity Benefit Payments

The amount of your Annuity Benefit payments is based on the option you choose, the annuity rates applied and, in the case of a life contingent annuity option, on the Annuitant's age and gender (or the ages and genders of both annuitants, in the case of a joint annuity). Gender may not be a factor under some tax-favored retirement programs and under certain state laws where gender-neutral rates apply.

If the age or gender of an Annuitant has been misstated, you will receive benefits that would have been purchased at the correct age and gender. Any overpayments or underpayments made by us will be charged or credited with interest at the rate required by your state. If we have made overpayments because of incorrect information about age or gender, we will deduct the overpayment from the next payment or payments due. We will add underpayments to the next payment.

Timing of Payment

We normally apply your Adjusted Account Value to the purchase of an Annuity Benefit, or send you partial or total withdrawals, within seven days after receipt of the required form in Good Order at our Administrative Office. However, we can defer our action as to Account Value allocated to the Variable Account Options for any period during which:

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(1)	the New York Stock Exchange has been closed or trading on it is restricted;

(2)
an emergency exists as determined by the SEC so that disposal of securities is not reasonably practicable or it is not reasonably practicable for the Separate Account fairly to determine the value of its net assets; or

(3)	the SEC, by order, permits us to defer action in order to protect persons with interests in the Separate Account.

How You Make Requests and Give Instructions

When you write to our Administrative Office, use the address listed in the glossary of this prospectus. We cannot honor your requests unless they are in Good Order. Whenever possible, use one of our printed forms, which may be obtained from our Administrative Office.

Abandoned or Unclaimed Property

Every state has laws that generally provide for payment to the state of unclaimed property, including proceeds of annuity contracts, under various circumstances.  This is called escheatment.  In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent escheatment, it is important that you keep your contact information on file with us up to date, including the names, addresses, phone numbers, social security numbers and dates of birth for owners, annuitants, beneficiaries and other payees.  Such updates must be communicated in Good Order to our Administrative Office.

Part 6 – Optional Benefits

You may purchase one or more of the Riders offered with this contract, which provide optional benefits for an additional cost. The Riders may only be elected at the time of application and will replace or supplement the standard contract benefits. Charges for the optional benefit Riders are in addition to the standard contract charges. Be sure you understand the charges. Carefully consider whether you need the benefit and whether it is appropriate for your particular circumstances. Also consider whether you can buy the benefit more cheaply as part of the variable annuity or with a separate contract.

Guaranteed Lifetime Income Advantage Rider (GLIA)

Guaranteed Lifetime Income Advantage, which is a guaranteed lifetime withdrawal benefit, is an optional Rider you may purchase for an additional charge. You may select the Individual GLIA Rider or the Spousal GLIA Rider. The GLIA Rider guarantees you can receive an amount equal to the Lifetime Payout Amount (LPA) each Contract Year on or after the Age 60 Contract Anniversary for the life of the Annuitant (or the lives of you and your spouse if you elect the Spousal GLIA Rider) regardless of how your investments perform, as long as the Rider is in effect. If you take Nonguaranteed Withdrawals, as explained below, your lifetime payments will decrease and the Rider may terminate.

Lifetime Payout Amount (LPA)
The amount you can receive each Contract Year for the lifetime of the Annuitant (or for as long as either you or your spouse is alive if you elect the Spousal GLIA Rider) is called the LPA. The LPA is first determined and available to you when you take your first withdrawal on or after the Age 60 Contract Anniversary.

The Age 60 Contract Anniversary is the first Contract Anniversary on or after the Annuitant reaches age 60. For the Spousal GLIA, it is the Contract Anniversary on or after the younger of you and your spouse reaches age 60.

Your LPA is always equal to your Payment Base multiplied by your Withdrawal Percentage. Your Payment Base may change but your Withdrawal Percentage is locked in at the time of your first withdrawal on or after the Age 60 Contract Anniversary and varies depending on the Annuitant’s age at that time. For the Spousal GLIA, the Withdrawal Percentage is determined by the age of the younger of you and your spouse at the time of your first withdrawal on or after the Age 60 Contract Anniversary.

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Age of (Younger) Annuitant at Time of First Withdrawal	Withdrawal Percentage
60-64	4.00%
65-69	4.50%
70-74	5.00%
75-79	5.50%
80 and above	6.50%

The LPA is not cumulative. If you withdraw less than the LPA in any Contract Year, you cannot carry over or add the remaining LPA to withdrawals made in future years.

Payment Base
Your Payment Base will always be the larger of your Bonus Base and your Step-Up Base.

Your Bonus Base (until a Bonus is applied) is:

1)	the Account Value on the date you purchase the GLIA Rider; plus

2)	additional contributions; less

3)	Adjusted Nonguaranteed Withdrawals.

After a Bonus is applied (but before a subsequent Bonus), your Bonus Base is:

1)	the Bonus Base immediately before the Bonus is applied; plus

2)	the Bonus amount (see "Bonus" section below); plus

3)	additional contributions received after the date of the Bonus; less

4)	Adjusted Nonguaranteed Withdrawals taken after the date of the Bonus.

Your Step-Up Base (until a Step-Up is applied) is:

1)	the Account Value on the date you purchase the GLIA Rider; plus

2)	additional contributions; less

3)	Adjusted Nonguaranteed Withdrawals.

On the last day of each Contract Year, we will compare your Account Value to your Step-Up Base. If your Account Value is greater than the Step-Up Base, we will increase or "step up" the Step-Up Base to equal the Account Value. The amount of the increase is your Step-Up amount.

After a Step-Up is applied (but before a subsequent Step-Up), the Step-Up Base is:

1)	the Step-Up Base immediately before the Step-Up is applied; plus

2)	the Step-Up amount; plus

3)	additional contributions received after the date of the Step-Up; less

4)	Adjusted Nonguaranteed Withdrawals taken after the date of the Step-Up.

Effect of Withdrawals

Before the Age 60 Contract Anniversary, all withdrawals, including any withdrawal charges, are Nonguaranteed Withdrawals and will reduce your Bonus Base and Step-Up Base (and therefore your Payment Base) by the Adjusted Nonguaranteed Withdrawal amount.

After the Age 60 Contract Anniversary, withdrawals do not reduce your Bonus Base or Step-Up Base, as long as your total withdrawals in any Contract Year are not more than your LPA. However, if you withdraw more than your LPA in any Contract Year, the amount that exceeds your LPA (including any withdrawal charge) is a Nonguaranteed Withdrawal. We will notify you during the year of the amount you may take each Contract Year (Maximum Amount), and when you may take the Maximum Amount so you can satisfy your RMD obligations without inadvertently taking a Nonguaranteed Withdrawal. If you take withdrawals that exceed your Maximum Amount or if you do not honor the

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timing restrictions, any withdrawals greater than LPA will be treated as Nonguaranteed Withdrawals. See "Effect of Withdrawals" section above.

Each time you make a Nonguaranteed Withdrawal, we will reduce your Bonus Base and Step-Up Base (and therefore your Payment Base) by the Adjusted Nonguaranteed Withdrawal amount. The Adjusted Nonguaranteed Withdrawal amount is the amount of the Nonguaranteed Withdrawal, including any withdrawal charge, multiplied by the greater of:

•	1.0; and

•
The ratio of Payment Base to Account Value (Payment Base divided by Account Value). For the purpose of this calculation, we use the Payment Base before the withdrawal and the Account Value reduced by any remaining LPA.

If your Payment Base is more than your Account Value when you take a Nonguaranteed Withdrawal, your Payment Base will be reduced by more than the amount of your Nonguaranteed Withdrawal. Here is an example assuming you take the withdrawal prior to your Age 60 Contract Anniversary and no withdrawal charge applies:

•	Your Account Value is $75,000 and your Payment Base is $100,000

•	You take a Nonguaranteed Withdrawal in the amount of $5,000

•	Your Account Value will be reduced by $5,000

•	Since $100,000/$75,000 is greater than 1.0, however, your Payment Base will be reduced by $6,667 ($100,000/$75,000 x $5,000)

Other Important Facts about Withdrawals:

•	You will not receive the intended benefit of this Rider if you take Nonguaranteed Withdrawals. Nonguaranteed Withdrawals can have a significant negative effect on your Payment Base and LPA.

•
Withdrawal charges may apply. If you withdraw more than your Free Withdrawal Amount but the withdrawal does not exceed your LPA, we will waive any withdrawal charge. If you withdraw more than the Free Withdrawal Amount and the withdrawal results in a Nonguaranteed Withdrawal, we will apply any withdrawal charge. See Part 4, section titled “Withdrawal Charge” and Part 5, section titled “Withdrawals."

•	Withdrawals must be taken pro rata from your Investment Options. You cannot make a withdrawal from specific Investment Options.

•
The Bonus Base, Step-Up Base and Payment Base are not available for withdrawal or surrender. They are not payable as a Death Benefit, Distribution on Death, or an Annuity Benefit. The bases are only used to calculate your LPA and Rider charge.

•
If your Account Value is greater than zero, the LPA you take from the contract is a partial withdrawal from your Account Value. LPA withdrawals will have the same effect on the Death Benefit as described in Part 5, section titled “Death Benefit Paid on Death of Annuitant,” subsection titled “Effect of Withdrawals on the Death Benefit if a Proportional Adjustment is Applied.”

•	The taxable portion of your withdrawals is taxed as ordinary income. You may be subject to a 10% tax penalty if you are under 59½ at the time of the withdrawal.

•	You must use our withdrawal form to request withdrawals. Contact our Administrative Office to obtain the form.

•	If you request a withdrawal, we will withdraw the total amount you requested from your Account Value. The amount you receive will be net of any withdrawal charge and tax withholding.

Annual Processing Date
The Annual Processing Date is the close of business the last day of each Contract Year. If a withdrawal is taken on an Annual Processing Date, we will process the withdrawal first. We will then reduce your Account Value by the Annual Administrative Charge, if applicable. See Part 4, section titled "Annual Administrative Charge." We will also

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deduct any quarterly charges that may apply and be due on that day. We will then calculate and apply Bonuses and Step-Ups, if any. If the Annual Processing Date is not a Business Day, the Account Value for the purpose of the Step-Up is determined on the next Business Day after the Annual Processing Date.

Bonus
The Bonus amount is equal to your Bonus Percentage multiplied by the sum of all contributions less the sum of all withdrawals, including any withdrawal charges. Your Bonus Percentage is determined by the Annuitant’s age (or the age of the younger of you and your spouse if you elect the Spousal GLIA Rider) at the time each Bonus is calculated.

Age of (Younger) Annuitant at Time of Bonus Calculation	Bonus Percentage
64 or below	4.00%
65-69	4.50%
70-74	5.00%
75-79	5.50%
80 and above	6.50%

If you do not take any withdrawals in a Contract Year, we will apply the Bonus on the Annual Processing Date. If you take a withdrawal during the Contract Year, we will not apply the Bonus. The Bonus is available during the first 10 Contract Years.

GLIA Charge
We deduct a charge equal to an annual effective rate of 0.90% for the Individual GLIA Rider or an annual effective rate of 1.15% for the Spousal GLIA Rider. The 0.90% (or 1.15%) charge is multiplied by the Payment Base as of the last day of each calendar quarter, divided by 4. The Rider charge is assessed in arrears. We will deduct the charge from your Investment Options in the same proportion that the value of each Option bears to the Account Value (pro rata). This charge decreases your Account Value dollar-for-dollar, but does not decrease your Payment Base. We do not deduct the Rider charge during the Guaranteed Payment Phase.

If the GLIA Rider terminates on any day other than the first day of the quarter, we will deduct a proportional share of the charge for the part of the quarter the Rider was in effect. Proportional share means the charge will be reduced by a percentage resulting from the number of days since the end of the previous calendar quarter, divided by the number of days in the current calendar quarter.

We may increase the annual charge for the Individual GLIA Rider up to a maximum charge of 1.20%, and the annual charge for the Spousal GLIA Rider up to a maximum charge of 1.60%. If we do increase the charge, we will give you prior written notice of the increase and an opportunity to reject the increase. If you do not reject the increase in writing, the annual charge for your GLIA Rider will increase and you will continue to receive Step-Ups under the terms of the Rider.

If you reject the increase by giving us written notice, your charge will remain the same, but you will not receive any Step-Ups after the effective date of the increase. Your decision to reject an increase is permanent and once an increase is rejected, you will no longer be eligible to receive notice of or accept additional charge increases and will not receive additional Step-Ups.

GLIA Investment Strategies
If you elect to purchase the GLIA Rider, you must invest 100% of your Account Value at all times in only one of the three GLIA Investment Strategies described below. (Note that the Investment Options available in the GLIA Investment Strategies are also available without the Rider.) All Investment Options available with the GLIA Rider are Variable Account Options; no Fixed Accounts are available with the GLIA Rider.

The GLIA Investment Strategies are intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments under the GLIA Rider. The GLIA Investment Strategies are designed to lower the volatility of returns from your Variable Account Options. Investment Options that are available without limitation (if the GLIA Rider is not selected) may offer the potential for higher returns. Before you select the GLIA Rider, you

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and your financial representative should carefully consider whether the investment strategies available with the Rider meet your investment objectives and risk tolerance.

GLIA Investment Strategy 1 (Lifecycle) – You may select one or more of the Portfolios below, as long as your allocations add up to 100%.

Fidelity VIP Freedom 2010 Portfolio (available on contracts purchased before May 1, 2013)	Fidelity VIP Freedom 2015 Portfolio	Fidelity VIP Freedom 2020 Portfolio	Fidelity VIP Freedom 2025 Portfolio

GLIA Investment Strategy 2 (Managed Risk) – You may select one or more of the Portfolios below, as long as your allocations add up to 100%.

American Funds Insurance Series Managed Risk Asset Allocation	Fidelity VIP Target Volatility Portfolio	TOPS® Managed Risk Moderate Growth ETF Portfolio

GLIA Investment Strategy 3 ( Self Style ) – You may select one or more of the Investment Portfolios in two or more columns, as long as your allocations add up to 100% and are within the minimum and maximum allocation percentages indicated for each column.

Minimum Allocation 30% Maximum Allocation 60%	Minimum Allocation 40% Maximum Allocation 70%	Maximum Allocation 20%	Maximum Allocation 10%
Fixed Income	Core Equity	Non Core Equity	Alternative
American Funds I.S. Bond	American Funds I.S. Capital Income Builder	American Funds I.S. Growth	Guggenheim VT Global Managed Futures Strategy**
BlackRock Total Return V.I.	American Funds I.S. Growth-Income	Columbia Variable Portfolio – Mid Cap Value	Guggenheim VT Long Short Equity**
Fidelity VIP Investment Grade Bond	American Funds I.S. Managed Risk Asset Allocation	Columbia Variable Portfolio – Small Cap Value	Guggenheim VT Multi-Hedge Strategies***
PIMCO VIT Total Return	BlackRock Capital Appreciation V.I.	Deutsche Small Cap Index VIP	Morgan Stanley VIF U.S. Real Estate
Touchstone VST Active Bond	Fidelity VIP Asset Manager	Fidelity VIP Disciplined Small Cap	PIMCO VIT All Asset
	Fidelity VIP Balanced	Fidelity VIP Mid Cap	PIMCO VIT Commodity RealReturn Strategy
	Fidelity VIP Contrafund	FT Franklin Small Cap Value VIP	PIMCO VIT Foreign Bond
	Fidelity VIP Equity-Income	Invesco V.I. American Franchise	PIMCO VIT Long-Term U.S. Government
	Fidelity VIP Growth	Invesco V.I. Mid Cap Growth	High Yield
	Fidelity VIP Index 500	Touchstone VST Focused	BlackRock High Yield V.I.
	Fidelity VIP Target Volatility	International	Fidelity VIP High Income
	FT Franklin Growth and Income VIP	American Funds I.S. Global Growth	FT Franklin Income VIP
	FT Franklin Large Cap Growth VIP	American Funds I.S. New World	Short Duration
	FT Franklin Mutual Shares VIP	BlackRock Global Allocation V.I.	Fidelity VIP Government Money Market
	Invesco V.I. American Value	Fidelity VIP Overseas	PIMCO VIT Low Duration
	Invesco V.I. Comstock	FT Templeton Foreign VIP	PIMCO VIT Real Return
	TOPS Managed Risk Moderate Growth ETF* Portfolio	FT Templeton Global Bond VIP

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Touchstone VST Aggressive ETF Fund	FT Templeton Growth VIP
Touchstone VST Conservative ETF Fund	Invesco V.I. International Growth
Touchstone VST Large Cap Core Equity	Morgan Stanley VIF Emerging Markets Debt
Touchstone VST Moderate ETF Fund	Morgan Stanley VIF Emerging Markets Equity

*	A series of Northern Lights Variable Trust

**	Available only in contracts purchased before April 24, 2015

***	Available only in contracts purchased before May 1, 2012

For more information regarding these Investment Options, including information relating to their investment objectives and policies, and the risks of investing, see Part 3 of this prospectus, as well as the underlying Portfolio prospectuses. You can obtain a copy of the Portfolio prospectuses by contacting the Administrative Office. You should read the Portfolio prospectuses carefully before investing.

Subject to required approvals by federal and state authorities, we reserve the right to add, close, eliminate or substitute the GLIA Investment Strategies, the Investment Options or the underlying Portfolios at any time.

Transfer and Allocation Restrictions
The following limitations apply to your allocations and transfers within or among the GLIA Investment Strategies.

•	Only one investment allocation may be in place at any time. This allocation applies to all current and future contributions and automatic rebalancing.

•	Transfers may only be accomplished by making an allocation change.

•
You can change your allocation among the Investment Options within a GLIA Investment Strategy or you can move 100% of your investment from one GLIA Investment Strategy to another GLIA Investment Strategy.

•	Your first allocation change is allowed 90 days after the Contract Date. Each allocation change starts a 90-day waiting period before you can make another.

•	We will automatically rebalance your Investment Options each contract quarter. The reallocation resulting from automatic rebalancing does not trigger a 90-day waiting period.

Contribution Limits

•
Your initial contribution must be at least $25,000 but not more than $1,000,000 if you are 75 or younger ($500,000 if you are 76 or older), without our prior approval. We may issue the contract for less than this initial contribution if we receive an application that indicates the total amount of a transfer or rollover from multiple sources will reach the required initial contribution amount. We may also issue the contract for up to 10% less than the required initial contribution indicated above.

•	Each additional contribution must be at least $1,000.

•	You cannot make additional contributions on or after the older Annuitant's 81st birthday or during the Guaranteed Payment Phase.

•	Your total contributions cannot be more than $1 million if you are 75 or younger ($500,000 if you are 76 or older), without our prior approval.

We reserve the right to refuse to accept additional contributions (on a nondiscriminatory basis) at any time to the extent permitted by law.

Withdrawal Protection for Required Minimum Distributions
If you have a tax-qualified annuity contract (such as an IRA), you may need to withdraw money from this annuity contract in order to satisfy IRS required minimum distributions (RMDs) after you turn 70½.

We will calculate the RMDs with respect to this annuity contract based on the prior calendar year-end fair market value of this annuity contract only. We do not take into account your other assets or distributions in making this calculation.

Beginning in the second Contract Year, you may take the greater of your LPA or your RMD from your GLIA Rider without causing a Nonguaranteed Withdrawal. The RMD protected from being a Nonguaranteed Withdrawal is limited to the amount for this contract only. In addition, timing of the withdrawals may be restricted. We will notify

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you during the year of the amount you may take each Contract Year (Maximum Amount), and when you may take the Maximum Amount so you can satisfy your RMD obligations without inadvertently taking a Nonguaranteed Withdrawal. If you take withdrawals that exceed your Maximum Amount or if you do not honor the timing restrictions, any withdrawals greater than LPA will be treated as Nonguaranteed Withdrawals. See "Effect of Withdrawals" section above.

You must take your first annual RMD in the calendar year you turn age 70½. We reserve the right to make any changes we deem necessary to comply with the tax laws. You should discuss these matters with your tax advisor prior to electing the GLIA Rider.

Guaranteed Payment Phase
The Guaranteed Payment Phase begins on the date the Account Value decreases to zero, but the Payment Base is more than zero. During this phase, you will receive automatic payments each Contract Year equal to the LPA on the date of the first payment when Guaranteed Payment Phase payments began.

Once the Guaranteed Payment Phase begins, all other rights, benefits, values and charges under the contract, the GLIA Rider and any other Riders, will terminate, except those described in this section and in the "Cancellation and Termination of Rider" section below. We will send you a written notice when the annuity contract enters the Guaranteed Payment Phase.

The payments will continue for the life of the Annuitant (or as long as either you or your spouse is alive if you elect the Spousal GLIA Rider). The Guaranteed Payment Phase will end if the Rider terminates. See "Cancellation and Termination of Rider" section below.

If you reach your Maximum Retirement Date, the Rider will enter the Guaranteed Payment Phase if you elect the applicable LPA Annuity Option. If you do not elect the LPA Annuity Option, you will automatically receive a life and 10-year certain Annuity Benefit option under your Contract. The LPA Annuity Option will continue to pay the LPA for as long as the Annuitant is alive (or as long as either you or your spouse is alive if the Spousal GLIA Rider is elected.) If you elect the applicable LPA Annuity Option, or one applies because you failed to make a different election, any remaining Account Value is forfeited.

Contract Structure
While this Rider is in effect:

1.	You must be the owner and primary Annuitant unless the owner is an entity. (Entity owners allowed on the Individual Rider only.)

2.	Joint owners are not allowed.

3.	Contingent Annuitants have no effect.

If the Spousal GLIA Rider is elected, in addition to numbers 1-3 above:

4.	Entity owners are not allowed.

5.	You must name your spouse as the Spousal Annuitant.

6.	You must name your spouse as the owner's sole beneficiary and the Annuitant's sole beneficiary.

Removal of Spousal Annuitant
You may remove a Spousal Annuitant as a party, but you cannot add or change a Spousal Annuitant.
The Spousal Annuitant is automatically removed upon a divorce or other legal termination of your marriage or death of your spouse. Once the Spousal Annuitant is removed, lifetime withdrawals under the Spousal GLIA Rider are no longer guaranteed for the lives of both you and your spouse. You must provide us with notice of the divorce or termination of marriage or death of your spouse. If a spouse is removed, you can name new owner's beneficiaries and Annuitant's beneficiaries.

•	If the Spousal Annuitant is removed, the Rider charge will not be reduced.

•
If the Spousal Annuitant is removed before the LPA has been established, the LPA will be based on the Annuitant’s age at the time of your first withdrawal on or after your Age 60 Contract Anniversary and any Bonus calculations that occur after your spouse is removed will be calculated using the Annuitant’s age.

•
If the Spousal Annuitant is removed after the LPA has been established, the LPA will not be recalculated and any Bonus will be calculated using the age of the younger of either you or your (now removed) spouse.

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Cancellation and Termination of Rider
You may cancel the Rider after it has been in effect for five Contract Years. After the fifth Contract Year, you will have a 45-day window following each Contract Anniversary to cancel your Rider.

This Rider will terminate automatically on the earliest of the following dates:

1.	The date the Annuitant dies (or survivor of you and your spouse dies if you elect the Spousal GLIA Rider);

2.	The date the Payment Base equals zero;

3.	The date a Nonguaranteed Withdrawal reduces the Account Value to zero;

4.	The date before the Age 60 Contract Anniversary that the Account Value equals zero;

5.	The date that you transfer ownership of the contract;

6.	The date you assign the contract or any benefits under the contract or Rider;

7.	The date a Death Benefit is elected under the contract;

8.	On the Maximum Retirement Date, if you elect other than the LPA Annuity Benefit;

9.	The date you elect an Annuity Benefit under the contract;

10.	The date you cancel this Rider;

11.	The date the contract ends.

Once cancelled or terminated, this Rider may not be reinstated.

Additional Restrictions
The following additional restrictions apply to your annuity contract if you elect the GLIA Rider:

•	You (or the older of you and your spouse if you elect the Spousal GLIA Rider) must be between 50 and 80 years old on the date you elect the Rider.
•The Guaranteed Rate Options and Systematic Transfer Option are not available.
•Systematic Transfer Program is not available.
•Dollar Cost Averaging is not available.
•Income Plus Withdrawal Program is not available
•Choices Plus Required Minimum Distribution Program is not available.
•Systematic Contribution Program is not available.
•The Enhanced Earnings Benefit is not available.
•Customized Asset Rebalancing is not available.
•The GLIA Plus Rider is not available.

Should You Purchase the GLIA Rider?
The addition of the GLIA Rider to your annuity contract may not always be in your best interest. For example:

1.	if you are purchasing the GLIA Rider to meet income needs, you should consider whether an immediate annuity is better suited to your situation;

2.	if you are primarily seeking long-term asset growth and do not plan to take withdrawals until more than ten years after you purchase the Rider, the benefit of the GLIA Rider may not justify its cost;

3.	if you do not expect to take withdrawals while this Rider is in effect, you do not need the GLIA Rider because the benefit is accessed through withdrawals;

4.
if you are likely to need to take withdrawals prior to the LPA being available or in an amount that is greater than the LPA, you should carefully evaluate whether the GLIA Rider is appropriate, due to the negative effect of Nonguaranteed Withdrawals on your Rider values; or

5.	if you and your spouse are more than 10 years apart in age, the Spousal GLIA Rider is probably not suitable for you.

Benefits paid may not exceed the charges associated with the Rider depending on how long the covered person lives.

You should consult with your tax advisor and financial representative and carefully consider your alternatives before deciding if the GLIA Rider is suitable for your needs.

We may discontinue offering the GLIA Rider at any time, but this will not affect your GLIA Rider once it is issued.

AC2I - 49

Examples
Please see Appendix E-1 for hypothetical examples that illustrate how the GLIA Rider works.

Guaranteed Lifetime Income Advantage Plus (GLIA Plus) Rider

Guaranteed Lifetime Income Advantage Plus, which is a guaranteed lifetime withdrawal benefit, is an optional Rider you may purchase for an additional charge. You may select the Individual GLIA Plus Rider or the Spousal GLIA Plus Rider. The GLIA Plus Rider guarantees you can receive an amount equal to the Lifetime Payout Amount (LPA) each Contract Year on or after the LPA Eligibility Date for the life of the Annuitant (or the lives of you and your spouse if you elect the Spousal GLIA Plus Rider) regardless of how your investments perform, as long as the Rider is in effect. If you take Nonguaranteed Withdrawals, as explained below, your lifetime payments will decrease and the Rider may terminate.

Lifetime Payout Amount (LPA)
The amount you can receive each Contract Year for the life of the Annuitant (or for as long as either you or your spouse is alive if you elect the Spousal GLIA Plus Rider) is called the LPA. The LPA is first determined and available to you when you take your first withdrawal on or after the LPA Eligibility Date.

The LPA Eligibility Date is the first Contract Anniversary on or after the Annuitant reaches age 60. For the Spousal GLIA Plus, it is the Contract Anniversary on or after the younger of you and your spouse reaches age 60.

Under the Individual GLIA Plus Rider, your LPA is always equal to your Benefit Base multiplied by your Withdrawal Percentage, defined below.

Under the Spousal GLIA Plus Rider, your LPA is always equal to your Benefit Base multiplied by your Withdrawal Percentage multiplied by 90%. The LPA under the Spousal GLIA Plus is 90% of the LPA under the Individual GLIA Plus. The 90% multiplier is called the Spousal Factor.

The Withdrawal Percentage is the percentage of the Benefit Base we use to calculate your LPA. The Withdrawal Percentage is determined by the Annuitant’s Age Band (younger of the Annuitant and spouse if Spousal Rider is elected) at the time of your first withdrawal on or after the LPA Eligibility Date. Except as explained below in the “Step-Up Base” section, your Withdrawal Percentage is locked in at the time of your first withdrawal on or after the LPA Eligibility Date.

(Younger) Annuitant’s Age Band at Time of First Withdrawal	Withdrawal Percentage
60-64	4.00%
65-69	4.50%
70-74	5.00%
75-79	5.50%
80 and above	6.25%

The LPA is not cumulative. If you withdraw less than the LPA in any Contract Year, you cannot carry over or add the remaining LPA to withdrawals made in future years.

Benefit Base
Your Benefit Base will always be the larger of your Roll-Up Base and your Step-Up Base.

On the Contract Date, your Roll-Up Base is equal to your Account Value. Your Roll-Up Base will be adjusted as follows:

1.	If you make an additional contribution, your Roll-Up Base will increase immediately by the amount of the contribution.

2.	If you take a Nonguaranteed Withdrawal, your Roll-Up Base will decrease immediately by the Adjusted Nonguaranteed Withdrawal amount, defined below.

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3.
On each Annual Processing Date for the first 10 Contract Years, your Roll-Up Base will increase if you have taken no withdrawals during that Contract Year. Your Roll-Up Base will increase by an amount equal to seven percent (7%) multiplied by the sum of all contributions, less the sum of all withdrawals, including any withdrawal charge. The amount of the increase is the Roll-Up amount.

On the Contract Date, your Step-Up Base is equal to your Account Value. Your Step-Up Base will be adjusted as follows:

1.	If you make an additional contribution, your Step-Up Base will increase immediately by the amount of the contribution.

2.	If you take a Nonguaranteed Withdrawal, your Step-Up Base will decrease immediately by the Adjusted Nonguaranteed Withdrawal amount.

3.
On the last day of each Contract Year, we will compare your Account Value to your Step-Up Base. If your Account Value is greater than your Step-Up Base, we will increase or “step up” your Step-Up Base to equal the Account Value. The amount of the increase is the Step-Up amount.

If you receive a Step-Up after you take a LPA withdrawal, we will increase your Withdrawal Percentage if you meet the following conditions.

•	The Step-Up results in an increase to your Benefit Base; and

•
The younger Annuitant’s Age Band at the time of the Step-Up corresponds to a higher Withdrawal Percentage. (If the younger Annuitant’s Age is in the same Age Band, your Withdrawal Percentage will remain the same.)

Effect of Withdrawals

Before the LPA Eligibility Date, all withdrawals, including any withdrawal charges, are Nonguaranteed Withdrawals and will reduce your Roll-Up Base and Step-Up Base (and therefore your Benefit Base) by the Adjusted Nonguaranteed Withdrawal amount.

After the LPA Eligibility Date, withdrawals do not reduce your Roll-Up Base or Step-Up Base, as long as your total withdrawals in any Contract Year are not more than your LPA. However, if you withdraw more than your LPA in any Contract Year, the amount that exceeds your LPA, including any withdrawal charge, is a Nonguaranteed Withdrawal.

Each time you make a Nonguaranteed Withdrawal, we will reduce your Roll-Up Base and Step-Up Base (and therefore your Benefit Base) by the Adjusted Nonguaranteed Withdrawal amount. The Adjusted Nonguaranteed Withdrawal amount is the amount of the Nonguaranteed Withdrawal, including any withdrawal charges, multiplied by the greater of:

•	1.0; and

•	the ratio of Benefit Base to Account Value (Benefit Base divided by Account Value).

For the purpose of this calculation, we use the Benefit Base before the withdrawal and the Account Value reduced by any remaining LPA.

If your Benefit Base is more than your Account Value when you take a Nonguaranteed Withdrawal, your Benefit Base will be reduced by more than the amount of your Nonguaranteed Withdrawal. Here is an example of the effect of a Nonguaranteed Withdrawal based on the following assumptions:

•	Individual Rider is in effect.

•	One withdrawal of $8,500 is taken during the Contract Year.

•	The withdrawal is taken after LPA Eligibility Date.

•	No withdrawal charge applies.

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Before Nonguaranteed Withdrawal	After Nonguaranteed Withdrawal
Account Value = $ 85,500 Step-Up Base = $102,000 Roll-Up Base = $110,000 Benefit Base = $110,000 LPA = $ 5,500	Account Value = $ 77,000 Step-Up Base = $ 97,875 Roll-Up Base = $105,875 Benefit Base = $105,875 LPA = $ 5,294
The Nonguaranteed Withdrawal amount is $3,000:
$3,000 = Total withdrawal of $8,500 minus the LPA of $5,500.

The Adjusted Nonguaranteed Withdrawal is $4,125.
$4,125 = $3,000 (Nonguaranteed Withdrawal) x the greater of 1.0 and ($110,000 (Benefit Base immediately before the withdrawal) / $80,000 (Account Value reduced by the LPA) = 1.375)

In this example, the Benefit Base is reduced by 37.5% more than the Nonguaranteed Withdrawal.

Other Important Facts about Withdrawals:

•	You will not receive the intended benefit of this Rider if you take Nonguaranteed Withdrawals. Nonguaranteed Withdrawals can have a significant negative effect on your Benefit Base and LPA.

•
Withdrawal charges may apply. If you withdraw more than your Free Withdrawal Amount but the withdrawal does not exceed your LPA, we will waive any withdrawal charge. If you withdraw more than the Free Withdrawal Amount and the withdrawal results in a Nonguaranteed Withdrawal, we will apply withdrawal charge. See Part 4, section titled “Withdrawal Charges” and Part 5, section titled “Withdrawals."

•	Withdrawals must be taken pro rata from your Investment Options. You cannot make a withdrawal from specific Investment Options.

•
The Roll-Up Base, Step-Up Base and Benefit Base are not available for withdrawal or surrender. They are not payable as a Death Benefit, Distribution on Death, or an Annuity Benefit. The bases are only used to calculate your LPA and Rider charge.

•
If your Account Value is greater than zero, the LPA you take from the contract is a partial withdrawal from your Account Value. LPA withdrawals will have the same effect on the Death Benefit as described in Part 5, section titled “Death Benefit Paid on Death of Annuitant,” subsection titled “Effect of Withdrawals on the Death Benefit if a Proportional Adjustment is Applied.”

•	The taxable portion of your withdrawals is taxed as ordinary income. You may be subject to a 10% tax penalty if you are under 59½ at the time of the withdrawal.

•	You must use our withdrawal form to request withdrawals. Contact our Administrative Office to obtain the form.

•	If you request a withdrawal, we will withdraw the total amount you requested from your Account Value. The amount you receive will be net of any withdrawal charge and tax withholding.

Annual Processing Date
The Annual Processing Date is the close of business the last day of each Contract Year. If a withdrawal is taken on an Annual Processing Date, we will process the withdrawal first. We will then reduce your Account Value by the Annual Administrative Charge, if applicable. See Part 4, section titled "Annual Administrative Charge." We will also deduct any quarterly charges that may apply and be due on that day. We will then calculate and apply the Roll-Up and Step-Up, if any. If the Annual Processing Date is not a Business Day, the Account Value for the purpose of the Step-Up is determined on the next Business Day after the Annual Processing Date.

GLIA Plus Charge
We deduct a charge for an Individual or Spousal GLIA Plus Rider equal to an annual effective rate of 1.35% multiplied by the Benefit Base as of the last day of each calendar quarter, divided by 4. The Rider charge is assessed in arrears. We will deduct the charge from your Investment Options in the same proportion that each Option bears to the Account Value (pro rata). This charge decreases your Account Value dollar-for-dollar, but does not decrease your Benefit Base. We do not deduct the Rider charge during the Guaranteed Payment Phase.

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If the GLIA Plus Rider terminates on any day other than the first day of the quarter, we will deduct a proportional share of the charge for the part of the quarter the Rider was in effect. Proportional share means the charge will be reduced by a percentage resulting from the number of days since the end of the previous calendar quarter, divided by the number of days in the current calendar quarter.

We may increase the annual charge for the Individual and Spousal GLIA Plus Riders up to a maximum of 2.00%. This is the highest total charge we may assess for the Individual or Spousal GLIA Plus Rider, regardless of the number of increases.

If we do increase the charge, we will give you prior written notice of the increase and an opportunity to reject the increase or cancel the Rider. If you do not reject the increase in writing, the annual charge for your GLIA Plus Rider will increase and cannot be reversed.

If you reject the increase by giving us written notice, your charge will remain the same, but your Withdrawal Percentage will be reduced by the amount specified by us. The Withdrawal Percentage will not be reduced by more than a maximum of 1%, regardless of the number of increases.

Your decision to reject an increase is irrevocable and any future increases will not apply to you. If you reject the increase and continue the Rider with the lower Withdrawal Percentage, the LPA will change to reflect the lower Withdrawal Percentage on the next Contract Anniversary.

GLIA Plus Investment Strategies
If you elect to purchase the GLIA Plus Rider, you must allocate 100% of your Account Value at all times in only one of the three GLIA Plus Investment Strategies described below. (Note that the Investment Options available in the GLIA Plus Investment Strategies are also available without the Rider.)

The GLIA Plus Investment Strategies are intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments under the GLIA Plus Rider. The GLIA Plus Investment Strategies are designed to lower the volatility of returns from your Variable Account Options. Investment Options available without limitations (if the GLIA Plus Rider is not selected) may offer the potential for higher returns. Before you select the GLIA Plus Rider, you and your financial representative should carefully consider whether the investment strategies available with the Rider meet your investment objectives and risk tolerance.

GLIA Plus Investment Strategy 1 (Lifecycle) – You may select one or more of the Portfolios below, as long as your allocations add up to 100%.

Fidelity VIP Freedom 2015 Portfolio	Fidelity VIP Freedom 2020 Portfolio	Fidelity VIP Freedom 2025 Portfolio

GLIA Plus Investment Strategy 2 (Managed Risk) – You may select one or more of the Portfolios below, as long as your allocations add up to 100%.

American Funds Insurance Series Managed Risk Asset Allocation	Fidelity VIP Target Volatility Portfolio	TOPS® Managed Risk Moderate Growth ETF Portfolio

GLIA Plus Investment Strategy 3 (Self Style) – You may select one or more of the Investment Portfolios i n two or more columns, as long as your allocations add up to 100% and are within the minimum and maximum allocation percentages indicated for each column.

Minimum Allocation 40% Maximum Allocation 60%	Minimum Allocation 40% Maximum Allocation 60%	Maximum Allocation 20%	Maximum Allocation 10%
Fixed Income	Core Equity	Non Core Equity	Alternative
American Funds I.S. Bond	American Funds I.S. Capital Income Builder	American Funds I.S. Growth	Guggenheim VT Global Managed Futures Strategy**

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BlackRock Total Return V.I.	American Funds I.S. Growth-Income	Columbia Variable Portfolio – Mid Cap Value	Guggenheim VT Long Short Equity**
Fidelity VIP Investment Grade Bond	American Funds I.S. Managed Risk Asset Allocation	Columbia Variable Portfolio – Small Cap Value	Morgan Stanley VIF U.S. Real Estate
PIMCO VIT Total Return	BlackRock Capital Appreciation V.I.	Deutsche Small Cap Index VIP	PIMCO VIT All Asset
Touchstone VST Active Bond	Fidelity VIP Asset Manager	Fidelity VIP Disciplined Small Cap	PIMCO VIT Commodity RealReturn Strategy
	Fidelity VIP Balanced	Fidelity VIP Mid Cap	PIMCO VIT Foreign Bond
	Fidelity VIP Contrafund	FT Franklin Small Cap Value VIP	PIMCO VIT Long-Term U.S. Government
	Fidelity VIP Equity-Income	Invesco V.I. American Franchise	High Yield
	Fidelity VIP Growth	Invesco V.I. Mid Cap Growth	BlackRock High Yield V.I.
	Fidelity VIP Index 500	Touchstone VST Focused	Fidelity VIP High Income
	Fidelity VIP Target Volatility	International	FT Franklin Income VIP
	FT Franklin Growth and Income VIP	American Funds I.S. Global Growth	Short Duration
	FT Franklin Large Cap Growth VIP	American Funds I.S. New World	Fidelity VIP Government Money Market
	FT Franklin Mutual Shares VIP	BlackRock Global Allocation V.I.	PIMCO VIT Low Duration
	Invesco V.I. American Value	Fidelity VIP Overseas	PIMCO VIT Real Return
	Invesco V.I. Comstock	FT Templeton Foreign VIP
	TOPS Managed Risk Moderate Growth ETF* Portfolio	FT Templeton Global Bond VIP
	Touchstone VST Aggressive ETF Fund	FT Templeton Growth VIP
	Touchstone VST Conservative ETF Fund	Invesco V.I. International Growth
	Touchstone VST Large Cap Core Equity	Morgan Stanley VIF Emerging Markets Debt
	Touchstone VST Moderate ETF Fund	Morgan Stanley VIF Emerging Markets Equity

*	A series of Northern Lights Variable Trust

**	Available only in contracts purchased before April 24, 2015

For more information regarding these Investment Options, including information relating to their investment objectives and policies, and the risks of investing, see Part 3 of this prospectus, as well as the underlying Portfolio prospectuses. You can obtain a copy of the Portfolio prospectuses by contacting the Administrative Office. You should read the Portfolio prospectuses carefully before investing.

Subject to required approvals by federal and state authorities, we reserve the right to add, close, eliminate or substitute the GLIA Plus Investment Strategies, the Investment Options or the underlying Portfolios at any time.

Systematic Transfer Option Available
You may elect to have one or more contributions initially invested in the Systematic Transfer Option (STO) as described in Part 3, section titled “Systematic Transfer Option (STO).” The money in the STO will transfer to the Variable Account Options according to your allocation. You may have Account Value invested in only one STO at any time, either the six-month or one-year STO. Account Value in the STO is not part of your allocation and is not included in the rebalancing. Contributions invested in a STO and transfers from a STO to the Variable Account Options do not start a 90-day waiting period.

AC2I - 54

Transfer and Allocation Restrictions
The following limitations apply to your allocations and transfers within or among the GLIA Plus Investment Strategies.

•
Only one investment allocation may be in place at any time. This allocation applies to all current and future contributions and automatic rebalancing. Money in the STO is not included in the one allocation.

•	Transfers may only be accomplished by making an allocation change.

•
You can change your allocation among the Investment Options within a GLIA Plus Investment Strategy or you can move 100% of your investment from one GLIA Plus Investment Strategy to another GLIA Plus Investment Strategy.

•	Your first allocation change is allowed 90 days after the Contract Date. Each allocation change starts a 90-day waiting period before you can make another.

•	We will automatically rebalance your Investment Options each contract quarter. The reallocation resulting from automatic rebalancing does not trigger a 90-day waiting period.

Contribution Limits

•
Your initial contribution must be at least $25,000 but not more than $1,000,000 if you are 75 or younger ($500,000 if you are 76 or older), without our prior approval. We may issue the contract for less than this initial contribution if we receive an application that indicates the total amount of a transfer or rollover from multiple sources will reach the required initial contribution amount. We may also issue the contract for up to 10% less than the required initial contribution indicated above.

•	Each additional contribution must be at least $1,000.[13]

•	You cannot make additional contributions on or after the older Annuitant's 81st birthday or during the Guaranteed Payment Phase.

•	Your total contributions cannot be more than $1 million if you are 75 or younger ($500,000 if you are 76 or older), without our prior approval.

We may to refuse to accept additional contributions (on a nondiscriminatory basis) at any time to the extent permitted by law.

Withdrawal Protection for Required Minimum Distributions
If you have a tax-qualified annuity contract (such as an IRA), you may need to withdraw money from this annuity contract in order to satisfy IRS required minimum distributions (RMDs) after you turn 70½.

We will calculate the RMDs with respect to this annuity contract based on the prior calendar year-end fair market value of this annuity contract only. We do not take into account your other assets or distributions in making this calculation.

Beginning in the second Contract Year, you may take the greater of your LPA or your RMD from your GLIA Plus Rider without causing a Nonguaranteed Withdrawal. The RMD protected from being a Nonguaranteed Withdrawal is limited to the amount for this contract only. In addition, timing of the withdrawals may be restricted. We will notify you during the year of the amount you may take each Contract Year (Maximum Amount), and when you may take the Maximum Amount so you can satisfy your RMD obligations without inadvertently taking a Nonguaranteed Withdrawal. If you take withdrawals that exceed your Maximum Amount or if you do not honor the timing restrictions, any withdrawals greater than LPA will be treated as Nonguaranteed Withdrawals. See "Effect of Withdrawals" section above.

You must take your first annual RMD in the calendar year you turn age 70½. We reserve the right to make any changes we deem necessary to comply with the tax laws. You should discuss these matters with your tax advisor prior to electing the GLIA Plus Rider.

Guaranteed Payment Phase
The Guaranteed Payment Phase begins on the date the Account Value decreases to zero, but the Benefit Base is more than zero. During this phase, you will receive automatic payments each Contract Year equal to the LPA on the date of the first payment when Guaranteed Payment Phase payments began.

____________________________________
13 If your contract is issued in Florida, additional contributions are limited to $100,000 per Contract Year.

AC2I - 55

Once the Guaranteed Payment Phase begins, all other rights, benefits, values and charges under the contract, the GLIA Plus Rider and any other Riders, will terminate, except those described in this section and in the "Cancellation and Termination of Rider" section below. We will send you a written notice when the annuity contract enters the Guaranteed Payment Phase.

The payments will continue for the life of the Annuitant (or as long as either you or your spouse is alive if you elect the Spousal GLIA Plus Rider). The Guaranteed Payment Phase will end if the Rider terminates. See "Cancellation and Termination of Rider" section below.

If you reach your Maximum Retirement Date, the Rider will enter the Guaranteed Payment Phase unless you elect another annuity payout option, or if you fail to make another election. The LPA Annuity Option will continue to pay the LPA for as long as the Annuitant is alive (or for as long as either you or your spouse is alive if the Spousal GLIA
Plus Rider is elected.) If you elect the applicable LPA Annuity Option, or one applies because you failed to make a different election, any remaining Account Value is forfeited.

Contract Structure
While this Rider is in effect:

1.	You must be the owner and primary Annuitant, unless the owner is an entity. (Entity owners allowed on the Individual Rider only.)

2.	Joint owners are not allowed.

3.	Contingent Annuitants are not allowed.

If the Spousal GLIA Plus Rider is elected, in addition to numbers 1-3 above:

4.	Entity owners are not allowed.

5.	You must name your spouse as the Spousal Annuitant.

6.	You must name your spouse as the owner's sole beneficiary and the Annuitant's sole beneficiary.

Removal of Spousal Annuitant
You may remove a Spousal Annuitant as a party, but you cannot add or change a Spousal Annuitant.
The Spousal Annuitant is automatically removed upon a divorce or other legal termination of your marriage or death of your spouse. Once the Spousal Annuitant is removed, lifetime withdrawals under the Spousal GLIA Plus Rider are no longer guaranteed for the lives of both you and your spouse. You must provide us with notice of the divorce or termination of marriage or the death of your spouse. If a spouse is removed, you can name new owner's beneficiaries and Annuitant's beneficiaries.
If the Spousal Annuitant is removed:

•	the 90% Spousal Factor will continue to apply to the LPA calculation.

•	the Withdrawal Percentage will continue to be based on the younger of you and your (now removed) spouse.

•	the LPA Eligibility Date will not change.

•	LPA is no longer guaranteed for the lives of both you and your spouse, but only for the life of the Annuitant.

Cancellation and Termination of Rider
You may cancel the Rider after it has been in effect for five Contract Years. After the fifth Contract Year, you will have a 45-day window following each Contract Anniversary to cancel your Rider.

This Rider will terminate automatically on the earliest of the following dates:

1.	The date the Annuitant dies (or survivor of you and your spouse dies if you elect the Spousal GLIA Plus Rider);

2.	The date the Benefit Base equals zero;

3.	The date a Nonguaranteed Withdrawal reduces the Account Value to zero;

4.	Before the LPA Eligibility Date, the date the Account Value reduces to zero;

AC2I - 56

5.	The date that you transfer ownership of the contract or assign the contract or any benefits under the contract or Rider[14] unless:

a.
the new owner assumes full ownership of the contract and is essentially the same person as the current owner (for example, a change to a court appointed guardian representing the owner during the owner’s lifetime),

b.	the assignment is temporary and solely for the purpose of effectuating a partial exchange under Section 1035 of the Tax Code; or

c.	the new owner is the Spousal Annuitant upon continuation of the contract (applies only if the Spousal GLIA Plus is elected);

6.	If the Spousal GLIA Plus is elected, the date the Spousal Annuitant elects a Death Benefit other than the Spousal Continuation Benefit;

7.	On the Maximum Retirement Date, unless the applicable LPA Annuity Option is in effect;

8.	The date you elect an Annuity Benefit under the contract other than an LPA Annuity Option;

9.	The date we process the cancellation of this Rider at your request;

10.	The date you surrender the contract.

Once canceled or terminated, this Rider may not be reinstated.

Additional Restrictions
The following additional restrictions apply to your annuity contract if you elect the GLIA Plus Rider:

•	The Annuitant (or the younger of you and your spouse if you elect the Spousal GLIA Plus Rider) must be at least 45 years old on the date you elect the Rider.

•	The Annuitant (or the older of you and your spouse if you elect the Spousal GLIA Plus Rider) may not be more than 80 years old on the date you elect the Rider.
•The Guaranteed Rate Options are not available.
•Dollar Cost Averaging is not available.
•Income Plus Withdrawal Program is not available.
•Systematic Contribution Program is not available.
•Customized Asset Rebalancing Program is not available.
•The Enhanced Earnings Benefit is not available.
•The GLIA Rider is not available.

Should You Purchase the GLIA Plus Rider?
The addition of the GLIA Plus Rider to your annuity contract may not always be in your best interest. For example:

1.	if you are purchasing the GLIA Plus Rider to meet income needs, you should consider whether an immediate annuity is better suited to your situation;

2.
if you are primarily seeking long-term asset growth and do not plan to take withdrawals until more than ten years after you purchase the Rider, the benefit of the GLIA Plus Rider may not justify its cost;

3.	if you do not expect to take withdrawals while this Rider is in effect, you do not need the GLIA Plus Rider because the benefit is accessed through withdrawals;

4.
if you are likely to need to take withdrawals prior to the LPA being available or in an amount that is greater than the LPA, you should carefully evaluate whether the GLIA Plus Rider is appropriate, due to the negative effect of Nonguaranteed Withdrawals on your Rider values; or

5.	if you and your spouse are more than 10 years apart in age, the Spousal GLIA Plus Rider is probably not suitable for you.

Benefits paid may not exceed the charges associated with the Rider depending on how long the covered person lives.

______________________________________________________________
14 Absolute assignments and ownership changes are allowed under state law in CT and CA; however, if you transfer or assign ownership of the contract (even to a custodian or trust) and you have a spousal GLIA Plus Rider, your spouse will not receive benefits if you die before your spouse. This result is dictated by the Tax Code, which requires the owner’s sole beneficiary to be the owner’s spouse to continue the contract and Rider.

AC2I - 57

You should consult with your tax advisor and financial representative and carefully consider your alternatives before deciding if the GLIA Plus Rider is suitable for your needs.

We may discontinue offering the GLIA Plus Rider at any time, but this will not affect your GLIA Plus Rider once it is issued.

Examples
Please see Appendix E-2 for hypothetical examples that illustrate how the GLIA Plus Rider works.

Highest Anniversary Death Benefit Rider

The Highest Anniversary Death Benefit (HADB) is an optional benefit Rider, which you may purchase for an additional fee. This Rider provides an enhancement of the standard Death Benefit under the contract as follows:

For contracts where the Annuitant's age on the Contract Date is up to and including age 70, the Death Benefit will be the greater of:

•
your highest Account Value on any Contract Anniversary before the Annuitant's 76th birthday, plus any contributions received after that Contract Anniversary, minus proportional adjustments for any withdrawals (including associated charges) after that Contract Anniversary; or

•	the standard Death Benefit described in Part 5.

The HADB Rider is not available if the Annuitant is age 71 or older on the Contract Date.

The fee for the HADB Rider is an annual effective rate of 0.20% assessed at the end of each calendar quarter for the life of the contract. The fee is calculated by multiplying the value of your Variable Account Options as of the last day of each calendar quarter by the annual effective rate and dividing by 4. Confirmation of this regular fee transaction will appear on your quarterly statement.

Enhanced Earnings Benefit Rider (EEB)

The EEB is an optional benefit Rider, which you may purchase for an additional fee. The EEB Rider provides an enhancement of the standard Death Benefit under the contract. Specifically, if there is a gain in the contract when we calculate the Death Benefit, we will pay an amount equal to a percentage of the gain as an additional Death Benefit. The EEB Rider is not available on contracts issued in Washington.

Gain is calculated by taking your Account Value on the Business Day we receive due proof of death and the beneficiaries election in Good Order, minus contributions adjusted for partial withdrawals. If the resulting value is less than zero, then gain will be set equal to zero for purposes of this Death Benefit calculation.

The cost of the EEB and the percentage of gain paid depend on the Annuitant's age on the Contract Date. We will assess the cost of the EEB at the end of each calendar quarter by multiplying your Account Value by the annual effective rate as indicated in the chart below and dividing by 4. Confirmation of this regular fee transaction will appear on your quarterly statement.

Annuitant Age on the Contract Date	Benefit Paid	Charge at Annual Effective Rate (fees are assessed quarterly)
59 or less	40% of Gain	0.20%
60-69	40% of Gain	0.40%
70-79	25% of Gain	0.50%
80 or more	Not Available	Not Available

The maximum benefit is 150% of your contributions less 150% of your withdrawals (including any withdrawal charges). Contributions received in the first seven Contract Years will be included for purposes of calculating the maximum benefit. Contributions received after the seventh Contract Anniversary will not be included in calculating the maximum benefit until they have been in the contract for six months.

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If there is no gain or if a Death Benefit (which is paid on the death of the Annuitant) is not paid, the EEB will provide no benefit. Contributions received from exchanged contracts shall be treated as contributions for purposes of the EEB and determination of the percentage of gain paid. Any gain in the exchanged contract will not be carried over to the new contract for purposes of calculating the EEB. It will be carried over for purposes of income tax or exclusion allowance calculations.

Please see Appendix F for hypothetical examples that illustrate how the EEB Rider works.

The EEB automatically terminates if you surrender the contract or elect an Annuity Benefit. If the GLIA or GLIA Plus Rider is selected, the EEB is not available.

Any additional benefit provided by the EEB will be treated as earnings under the contract and taxed as income upon distribution. You should consult your tax advisor and your investment professional to determine if the EEB is suitable for your needs.

A special note if you are purchasing this annuity for use as an IRA: If you are purchasing this contract as an IRA and are electing the EEB there is no assurance that the contract will meet the qualification requirements for an IRA. You should carefully consider selecting the EEB if this contract is an IRA. Consult your tax or legal advisor if you are considering using the EEB with an IRA. The contract owner bears the risk of any adverse tax consequences.

Part 7 – Voting Rights

How Portfolio Shares Are Voted

Integrity Life is the legal owner of the shares of the Portfolios held by the Separate Account and, as such, has the right to vote on certain matters. Among other things, we may vote to elect a Portfolio's Board of Directors, to ratify the selection of independent auditors for a Portfolio, and on any other matters described in a Portfolio's current prospectus or requiring a vote by shareholders under the 1940 Act.

Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We will send you Portfolio proxy materials and a form for giving us voting instructions.

If we do not receive instructions in time from all owners, we will vote shares in a Portfolio for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. As a result of this proportional voting, the vote of a small number of contract owners may determine the outcome of a proposal. Under eligible deferred compensation plans and certain qualified plans, your voting instructions must be sent to us indirectly, through your employer, but we are not responsible for any failure by your employer to ask for your instructions or to tell us what your instructions are. We will vote any Portfolio shares that we are entitled to vote directly, because of amounts we have accumulated in our Separate Account, in the same proportion that other owners vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Portfolios in our own right or to restrict owner voting, we may do so.

If shares of the Portfolios are sold to separate accounts of other insurance companies, the shares voted by those companies in accordance with instructions received from their contract holders will dilute the effect of voting instructions received by us from our owners.

How We Determine Your Voting Shares

You vote only on matters concerning the Portfolios that correspond to the Variable Account Options in which your contributions are invested on the record date set by the Portfolio's Board of Directors. We determine the number of Portfolio shares in each Variable Account Option under your contract by dividing the amount of your Account Value allocated to that Variable Account Option by the net asset value of one share of the corresponding Portfolio as of the record date set by a Portfolio's Board for its shareholders' meeting. We count fractional shares. The record date for this purpose cannot be more than 60 days before the shareholders’ meeting. All Portfolio shares are entitled to one vote; fractional shares have fractional votes.

Part 8 – Tax Aspects of the Contract

Introduction

The effect of federal income taxes on your annuity contract values, withdrawals and Annuity Benefit payments varies depending on many factors including:

•	our tax status

•	the tax status of the contract

•	the type of retirement plan, if any, for which the contract is purchased

•	the tax and employment status of the persons receiving payments

The following discussion of the federal income tax treatment of an annuity contract is not designed to cover all situations and is not intended to be tax advice. It is based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts. The IRS or the courts may change their views on the treatment of these contracts. Future legislation may have a negative effect on annuity contracts. Also, we have not attempted to consider the effect of any state or other tax laws.

Tax laws are complex and they differ depending on whether you own a Qualified or Nonqualified Annuity. It is important to remember that tax results vary depending on your particular circumstances. If you are considering buying an annuity contract, making a withdrawal from an annuity contract or selecting an Annuity Benefit, you should consult a qualified tax advisor about your individual situation. Integrity Life does not provide tax advice or guarantee the federal, state, or local tax status of any contract or any tax treatment of any transaction involving its contracts.

Your Contract is an Annuity

•	You can purchase a Nonqualified Annuity with after-tax dollars. Taxes on earnings under the Nonqualified Annuity generally are deferred until you make a withdrawal.

•
You can purchase a Qualified Annuity with after-tax dollars to fund a Roth IRA. The earnings under a Roth IRA generally are fully excluded from taxable income at distribution, subject to certain rules and limitations.

•
You can purchase a Qualified Annuity to fund a traditional IRA with tax-deductible dollars or roll over pre-tax dollars from another traditional IRA or a qualified retirement plan, such as a 401(k) plan. Withdrawals from these annuity contracts generally are fully taxable as ordinary income.

This prospectus discusses the basic federal tax rules that apply to Nonqualified Annuities and touches on a few of the special tax rules that apply to Qualified Annuities.

Taxation of Annuities Generally

Section 72 of the Tax Code governs the taxation of annuities. In general, contributions you put into a Nonqualified Annuity (your “basis” or “investment in the contract”) will not be taxed when you receive those amounts back in a distribution. You are not generally taxed on the annuity’s earnings until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, and other non-natural persons cannot defer tax on the annuity’s earnings unless an exception applies. In addition, if an owner transfers an annuity as a gift to someone other than a spouse (or to a former spouse under a court order), all increases in its value are taxed at the time of transfer. The assignment or pledge of any portion of the value of an annuity contract will be treated as a distribution of that portion.

You can take withdrawals from your contract or you can elect an Annuity Benefit. For a Nonqualified Annuity, the tax implications are different for each type of distribution:

•
Withdrawals from a contract before Annuity Benefit payments begin are treated as taxable income to the extent of any gain in the contract. Withdrawals after all the gain is withdrawn represent your investment in the annuity and are not taxable. Generally, your investment in the contract equals the contributions you make minus any amounts previously withdrawn that were not treated as taxable income. Special rules may apply if the contract includes contributions made prior to August 14, 1982 that were transferred to the contract as a tax-free exchange.

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•
If you elect an Annuity Benefit, part of each payment will be the tax-free return of your investment in the contract, based on a ratio of your investment to the expected return under the contract (exclusion ratio). The rest of each payment will be taxed as ordinary income. That means that part of each annuity payment is tax free and part is taxable. When all of these tax-free portions add up to your investment in the contract, all remaining payments are taxed as ordinary income. If the annuity payments end before the total investment is recovered, a deduction for the remaining basis will generally be allowed on the owner’s final federal income tax return.

We may be required to withhold federal income taxes on all distributions unless the eligible recipients elect not to have any amounts withheld and properly notify us of that election.

You may be subject to a tax penalty of 10% on the taxable portion of a distribution from either a Qualified or Nonqualified Annuity. There is an exception to this 10% additional federal tax if:

Some distributions will be exempt from the additional federal tax. There is an exception to this 10% additional federal tax for:

1) distributions made on or after the date you (or the Annuitant as applicable) reach age 59 ½;

2)	distributions following your death or disability (or the Annuitant as applicable) (for this purpose “disability” is defined in Code Section 72(m)(7);

3)
distributions paid in series of substantially equal payments made annually (or more frequently) for your life (or life expectancy) or joint lives (or life expectancies) of you and designated beneficiary;

4) distributions made to you after separation from service after attaining age 55 (does not apply to IRAs);

5)
distributions made to you to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to you for amounts paid during the taxable year for medical care (determined without regard to whether you itemize deductions for such taxable year);

6)	distributions to an alternate payee pursuant to a qualified domestic relations order (within the meaning of Code Section 414(p)(1));

7)
distributions from an IRA for the health insurance (as described in Code Section 213)(d)(1)(D)) for you and your spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);

8)	distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the tax year;

9)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Code Section 72(t)(8));

10)
distributions made to a reservist called to active duty after September 11, 2001, for a period in excess of 179 days (or for an indefinite period), from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period; and

11)	distributions made on account of an IRS levy upon a qualified contract.

With respect to 3) above, if the series of substantially equal periodic payments is modified (other than by reason of death or disability) before the close of the 5-year period beginning with the date of the first payment and after you attain age 59 ½, or before you attain age 59 ½, then the tax for the year of the modification is increased by the 10% additional federal tax, plus interest for the tax years in which the exception was used. You should consult with your tax adviser before taking any partial withdrawals from your Contract.

The IRS will treat all annuity contracts issued by us or our affiliates to one owner during any calendar year as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.

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Tax Treatment of Living Benefits

If you elect a GLIA or GLIA Plus Rider, withdrawals of your Lifetime Payout Amount (LPA) are taxable as income to the extent that the Account Value exceeds your investment in the contract. Once you have withdrawn all of the gain and then recover the entire investment in your annuity contract, if additional payments are made under the GLIA or GLIA Plus Rider, those payments are taxable.

Tax-Favored Retirement Programs

An owner can use this annuity with certain types of qualified retirement plans that receive favorable tax treatment under the Tax Code. Numerous tax rules apply to the participants in qualified retirement plans and to the contracts used in connection with those plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself, regardless of the terms and conditions of the contract. Special rules also apply to the time at which distributions must begin and the form in which the distributions must be paid. We do not offer loans through our annuity contracts even if the qualified plan allows for them.

Annuities in Qualified Plans
IRAs and qualified retirement plans, such as 401(k) plans, provide you with tax-deferred growth and other tax advantages. If you are investing in a variable annuity through a qualified retirement plan (such as a 401(k) or IRA), you will get no additional tax advantage from the variable annuity. Under these circumstances, consider buying a variable annuity only if it makes sense because of the annuity’s other features, such as the Death Benefit, Annuity Benefit or optional Riders.

Required Minimum Distributions (RMDs)
If you have a Qualified Annuity (other than a Roth IRA), you may need to withdraw money from this annuity contract in order to satisfy the RMDs required by the Tax Code after you turn 70½. The distribution required by April 1 is for the year you actually turn 70½ years old. You must take distributions for each calendar year after the year you turn age 70½ by December 31 of that year. We will calculate the RMDs with respect to this annuity contract based on the prior calendar year-end fair market value of this annuity contract only. We do not take into account your other assets or distributions in making this calculation. You should discuss these matters with your tax advisor.

If your contract provides an additional benefit, such as an enhanced death benefit or if you have elected an optional GLIA or GLIA Plus Rider, the fair market value of your contract may increase by the actuarial present value of those benefits. Therefore, the amount of the RMD you must take may increase.

Failure to comply with the RMD rules applicable to qualified contracts may result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which an RMD exceeds the actual distribution from the contract.

Roth IRAs do not require distributions at any time prior to the owner's death.

Inherited IRAs
The death benefit paid under this contract may be extended as an inherited IRA. This occurs if, after the death of the owner of an IRA, the owner's beneficiary directs that the death proceeds be titled as an inherited IRA. The owner's beneficiary on the original IRA contract will become the inherited IRA owner and may name his or her own beneficiary in the event of death.

The inherited IRA owner may invest in the Investment Options available under the current version of the contract. Fees and charges will continue to apply and no additional contributions can be made. The inherited IRA owner must take RMDs beginning on or before December 31 of the calendar year after the original owner’s death. If the beneficiary is a spouse and has elected this option, distributions may begin at the end of the calendar year in which the owner would have reached age 70½, if later.

Exchanges and Transfers
In some circumstances, you may move money tax free from one annuity to another. Money can be moved from one Nonqualified Annuity to another under section 1035 of the Tax Code. This is usually called a “1035 exchange.”

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Money can be moved from an IRA or from other qualified plan, such as a 401(k) plan or 403(b) tax sheltered annuity, to another IRA. This may be done by means of a rollover or a trustee-to-trustee transfer.

You can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs you own. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. Trustee-to-trustee transfers between IRAs are not limited. Rollovers from traditional to Roth IRAs (conversions) are not limited.

Money invested in this annuity contract is not available for exchange under section 1035 of the Tax Code or for a trustee-to-trustee transfer as long as it is subject to a withdrawal charge. You cannot use your Free Withdrawal Amount as an exchange under section 1035 of the Tax Code or for a trustee-to-trustee transfer.

You cannot roll over from a SIMPLE IRA during the first two years of participation in the SIMPLE IRA and you cannot roll over after-tax contributions that are included in the other plans.

Tax laws are complex and your individual situation is unique. You should always consult a tax advisor before you move or attempt to move assets from one annuity to another annuity, contract or plan.

Federal and State Income Tax Withholding

We are required to withhold federal income taxes on all distributions from your annuity contract. If you are eligible, you may elect not to have any amounts withheld if you provide notice to us in Good Order. Also, certain states have indicated that we must apply withholding to payments made to their residents. Generally, an election out of federal withholding will also be considered an election out of state withholding.

Tax Status of the Company

Under existing federal income tax laws, we do not pay tax on investment income and realized capital gains of the Separate Account. We do not anticipate that we will incur any federal income tax liability on the income and gains earned by the Separate Account. The Company, therefore, does not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes. We can also set up reserves for taxes. We receive a tax deduction for dividends received by the Funds.

Transfers Among Investment Options

There will not be any current tax liability if you transfer any part of the Account Value among the Investment Options in your contract.

Part 9 – Additional Information

Systematic Withdrawal Program

We offer a program that allows you to pre-authorize periodic withdrawals from your contract prior to your Retirement Date. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. If you do not select how often you want to receive withdrawals, we will make them on a monthly basis. You may specify a dollar amount or an annual percentage to be withdrawn, such as the Free Withdrawal Amount. The minimum systematic withdrawal is $100. If you do not have enough Account Value to make the withdrawal you have specified, no withdrawal will be made and your enrollment in the program will end. You may specify an account for direct deposit of your systematic withdrawals. Direct deposit is required for monthly withdrawals. Withdrawals under this program are subject to withdrawal charges, if any (see Part 4, section titled "Withdrawal Charge") and to income tax and a 10% tax penalty if you are under age 59½. See Part 8.

To enroll in our Systematic Withdrawal Program, send the appropriate form to our Administrative Office. You may terminate your participation in the program upon prior written notice. We may terminate or change the Systematic Withdrawal Program at any time.

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Cyber Security
We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure, including hardware and software malfunctions and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, the underlying funds, the principal underwriter and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of policy transactions, including the processing of orders with the underlying funds; cause the release and possible destruction of confidential customer or business information; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the underlying funds to lose value. There can be no assurance that we, the underlying funds or our service providers will avoid losses affecting your Contract that result from cyber-attacks or information security breaches in the future. These risks also apply to other insurance and financial services companies and businesses.
Anti-Money Laundering
Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” an owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for surrenders (either full or partial), or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your Contract to government agencies or departments.

Income Plus Withdrawal Program

We offer an Income Plus Withdrawal Program that allows you to pre-authorize substantially equal periodic withdrawals, based on your life expectancy as defined by the Tax Code, from your contract anytime before you reach age 59½. You will not have to pay a tax penalty for these withdrawals, but they will be subject to ordinary income tax. See Part 8. Once you begin receiving your withdrawals under this program, you should not change or stop the withdrawals until the later of:

•	the date you reach age 59½; and

•	five years from the date of the first withdrawal under the program.

If you change or stop the withdrawals or take an additional withdrawal, you may have to pay a 10% penalty tax that would have been due on all prior withdrawals made under the Income Plus Withdrawal Program before you reached the date described above, plus interest.

You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. You may specify an account for direct deposit of your withdrawals. Direct deposit is required for monthly withdrawals. We will calculate the amount of the withdrawal, subject to a $100 minimum. We are not responsible for any tax or other liability you may incur if our good faith calculations are not correct. You should consult with your tax advisor to ensure these withdrawals are appropriate to your situation.

If on any withdrawal date you do not have enough Account Value to make the withdrawals you specified, no withdrawal will be made and your enrollment in the program will end.

To enroll in our Income Plus Withdrawal Program, send the appropriate form to our Administrative Office. You may end your participation in the program upon prior written notice. We may terminate or change the Income Plus Withdrawal Program at any time. This program is not available in connection with the Systematic Withdrawal
Program. Withdrawals under this program are subject to withdrawal charges, if any. See Part 4, section titled "Withdrawal Charge".

This program is not available with the GLIA or GLIA Plus Rider. See Part 6.

Choices Plus Required Minimum Distribution (RMD) Program

We offer a Choices Plus RMD Program that allows you to pre-authorize withdrawals from your Qualified Annuity contract after you turn 70½ years old. The Tax Code requires that you take minimum distributions from most Qualified Annuity contracts beginning on or before April 1 of the calendar year following the calendar year in which you turn 70½ years old. The distribution required by April 1 is for the year you actually turn 70½ years old. You must take distributions for each calendar year after the year you turn age 70½ by December 31 of that year. These withdrawals are subject to ordinary income tax. See Part 8.

You can choose the Choices Plus RMD Program at any time if you are age 70½ or older by sending the election form to our Administrative Office. You can choose to have withdrawals made monthly, quarterly, semi-annually, or annually and can specify the day of the month (other than the 29th, 30th, or 31st) on which the withdrawal is made. You may specify an account for direct deposit of your withdrawals. Direct deposit is required for monthly withdrawals. We will calculate the amount of the withdrawals using current IRS guidance. We are not responsible for any tax or other liability you may incur if our good faith calculations are not correct. You should consult with your tax advisor to ensure these withdrawals are appropriate to your situation.

Withdrawals of Account Value that are made as part of the Choices Plus program are not subject to withdrawal charges or MVAs, as long as you do not take additional withdrawals that would exceed your Free Withdrawal Amount when combined with the RMD amount. You may end your participation in the program upon prior written notice. We may terminate or change the Choices Plus RMD Program at any time.

This program is not available with the GLIA or GLIA Plus Rider. See Part 6.

Dollar Cost Averaging Program

Dollar cost averaging refers to the practice of investing the same amount in the same Variable Account Option at regular intervals (such as once a month), regardless of market conditions. Thus, you automatically buy more Units when the price is low and fewer when the price is high. Over time, you may reduce the risk of buying Units when their cost is highest. Dollar cost averaging does not assure a profit and does not protect against investment losses.

We offer a Dollar Cost Averaging Program under which we transfer contributions that you have allocated to the Fidelity VIP Money Market Portfolio to one or more other Variable Account Options on a monthly, quarterly, semi-annual or annual basis. You must tell us how much you want transferred into each Variable Account Option. The minimum transfer to each Variable Account Option is $250. We will not charge a transfer charge under our Dollar Cost Averaging Program, and these transfers will not count toward the 12 free transfers you may make in a Contract Year.

To enroll in our Dollar Cost Averaging Program, send the appropriate form to our Administrative Office. You may terminate your participation in the program upon prior written notice. We may terminate or change the Dollar Cost Averaging Program at any time. If you do not have enough Account Value in the Fidelity VIP Money Market Portfolio to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will end.

This program is not available with the GLIA or GLIA Plus Rider. See Part 6.

Systematic Transfer Program

We also offer a Systematic Transfer Program where we accept new contributions into a Systematic Transfer Option (STO), which is a Fixed Account, and make transfers out of the STO to one or more Variable Account Options (or to the Investment Options under your selected GLIA Plus Investment Strategy) on a monthly or quarterly basis. We will transfer your STO contributions in approximately equal installments of at least $1,000 over either a six-month or

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a one-year period, depending on the option you select. If you do not have enough Account Value in the STO to transfer to each Variable Account Option specified, a final transfer will be made on a pro rata basis and your enrollment in the program will end. All interest accrued and any Account Value remaining in the STO at the end of the period during which transfers are scheduled to be made will be transferred at the end of that period on a pro rata basis to the Variable Account Options you chose for this program. You cannot transfer Account Value into the STO.

We will not charge a transfer charge under our Systematic Transfer Program, and these transfers will not count toward the 12 free transfers you may make in a Contract Year. See Part 4, section titled “Transfer Charge.”

To enroll in our Systematic Transfer Program, send the appropriate form to our Administrative Office. We can end the Systematic Transfer Program in whole or in part, or restrict contributions to the program. This program may not be currently available in some states.

This program is available with the GLIA Plus Rider, but is not available under the GLIA Rider. See Part 6.

Customized Asset Rebalancing Program

Asset rebalancing allows you to maintain a diversified investment mix that is appropriate for your goals and risk tolerance. Because your different Investment Options will experience different gains and losses at different times, your asset allocation may shift from your preferred mix. Asset rebalancing periodically resets your investments to your original allocations, ensuring that your asset mix stays in line with your investment strategy.

We offer a Customized Asset Rebalancing Program that allows you to establish a rebalancing allocation and determine how often the Account Value in your currently available Variable Account Options will rebalance to that allocation. You can choose to rebalance monthly, quarterly, semi-annually or annually.

The Account Value in the currently available Variable Account Options will automatically be rebalanced back to your rebalancing allocation percentages by selling all existing Units subject to rebalancing and repurchasing Units according to your rebalancing allocation. You will receive a confirmation notice after each rebalancing. Variable Account Options that are closed to new purchases, and Fixed Accounts, are not included in the Customized Asset Rebalancing Program.

A transfer request or a reallocation of your Account Value does not change your rebalancing allocation. You must provide specific instructions if you wish to change your rebalancing allocations. We do not charge a transfer charge for transfers under our Customized Asset Rebalancing Program, and the transfers do not count toward your 12 free transfers. See Part 4, section titled “Transfer Charge.”

To enroll in our Customized Asset Rebalancing Program, send the appropriate form to our Administrative Office. Other allocation programs, such as Dollar Cost Averaging, may not work with the Customized Asset Rebalancing Program. You should, therefore, monitor your use of other programs, as well as transfers and withdrawals, while the Customized Asset Rebalancing Program is in effect. You may terminate your participation in the program upon prior written notice. We may end or change the Customized Asset Rebalancing Program at any time. We recommend you consult with your financial professional when establishing your investment portfolio.

This program is not available with the GLIA or GLIA Plus Rider. See Part 6.

Systematic Contributions Program

We offer a program for systematic contributions that allows you to pre-authorize monthly, quarterly, or semi-annual withdrawals from your checking account to make your contributions to your annuity contract. To enroll in this program, send the appropriate form to our Administrative Office. You or we may end your participation in the program with 30 days prior written notice. We may end your participation if your bank declines to make any payment. The minimum amount for systematic contributions is $100 per month.

This program is not available with the GLIA or GLIA Plus Rider. See Part 6.

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Legal Proceedings

Integrity Life is a party to litigation and arbitration proceedings in the ordinary course of its business. None of these matters is expected to have a material adverse effect on Integrity Life.
If you would like to receive a copy of the Statement of Additional Information, please write:

Administrative Office
Integrity Insurance Company
400 Broadway
Cincinnati, OH 45201-3341
ATTN: Request SAI for Integrity Life Annui Choice II dated May 1, 2018

Part 10 – Prior Contracts

If you are a current contract owner, you should note that some of the options, features, and charges of your contract differ from those in the AnnuiChoice contract we are currently offering via this prospectus. Material differences between the prior versions of the AnnuiChoice contracts and those we are currently offering are described below. The dates given are the company roll out dates, but these dates vary by state. Please check your contract and the prospectus you received when you purchased your annuity if you are uncertain about whether these features are in your contract.

AnnuiChoice II and AnnuiChoice I (Contracts issued before April 24, 2015)

If you purchased your contract before April 24, 2015, you had additional Variable Account Options that invest in Portfolios with higher costs than the Portfolios currently offered to new purchasers. Therefore, we have restated your minimum and maximum total operating expenses charged by the Portfolios and provided expense examples using the maximum Portfolio operating expense.

The minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time you own the contract are stated below. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Minimum: 0.26% Maximum: 1.79%
Examples
The examples that follow are intended to help you compare the cost of investing additional contributions in this contract with the cost of investing in other variable annuity contracts. Each example assumes that you invest $10,000 in the contract for the time period indicated. Each example also assumes that your investment has a 5% return each year. Your actual costs may be higher or lower.

For Contracts purchased between March 2, 2015 and April 23, 2015
Highest Cost Example using Maximum Charge for Highest Cost Rider
The following example includes the withdrawal charge, the annual administrative charge, the mortality and expense risk charge and the maximum Portfolio operating ex penses (1.79%), plus the maximum cost of the GLIA Plus Rider. If the current cost of the GLIA Plus Rider was used, the total cost would be less than indicated in this example. Based on these assumptions, your costs would be:

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If you surrender your contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$1,371	$2,447	$3,466	$6,173

If you keep your contract in force or select an Annuity Benefit with a life contingency at the end of the applicable period:

1 year	3 years	5 years	10 years
$571	$1,747	$2,966	$6,173

Highest Cost Example with No Riders
The following example includes the withdrawal charge, the annual administrative charge, the mortality and expense risk charge, and the maximum Portfolio operating expenses of (1.79%) . The cost of optional Riders is not included. Based on these assumptions, your costs would be:

If you surrender your contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$1,137	$1,725	$2,234	$3,603
If you keep your contract in force or select an Annuity Benefit (period periodic payments beginning on your Retirement Date) with a life contingency at the end of the applicable period:

1 year	3 years	5 years	10 years
$337	$1,025	$1,734	$3,603

For Contracts purchased between May 1, 2012 and March 1, 2015
Highest Cost Example using Maximum Charge for Highest Cost Rider
The following example includes the withdrawal charge, the annual administrative charge, the mortality and expense risk charge and the maximum Portfolio operating expense s (1.79%), plus the m aximum cost of the GLIA Spousal Rider, where the younger Annuitant (the person whose life is used to determine the Maximum Retirement Date and the amount of the Annuity Benefit and whose death triggers the payment of the Death Benefit) is age 65 on the Contract Date (the date we issue you the annuity contract).  If the current cost of the GLIA Spousal Rider was used, the total cost would be less than indicated in this example.  Based on these assumptions, your costs would be:

If you surrender your contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$1,325	$2,292	$3,184	$5,516

If you keep your contract in force or select an Annuity Benefit with a life contingency at the end of the applicable period:

1 year	3 years	5 years	10 years
$525	$1,592	$2,684	$5,516

Highest Cost Example with No Riders
The following example includes the withdrawal charge, the annual administrative charge, the mortality and expense risk charge, and the maximum Portfolio operating expenses of (1.79%) . The cost of optional Riders is not included. Based on these assumptions, your costs would be:

If you surrender your contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$1,137	$1,725	$2,234	$3,303

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If you keep your contract in force or select an Annuity Benefit (period periodic payments beginning on your Retirement Date) with a life contingency at the end of the applicable period:

1 year	3 years	5 years	10 years
$337	$1,025	$1,734	$3,603

For Contracts purchased between May 1, 2012 and April 23, 2015
Highest Cost Example using Maximum Charge for Highest Cost Rider
The following example includes the withdrawal charge, the annual administrative charge, the mortality and expense risk charge and the maximum Portfolio operating expenses (1.79%), plus the maximum cost of the GLIA Spousal Rider, where the younger Annuitant (the person whose life is used to determine the Maximum Retirement Date and the amount of the Annuity Benefit and whose death triggers the payment of the Death Benefit) is age 65 on the Contract Date (the date we issue you the annuity contract).  If the current cost of the GLIA Spousal Rider was used, the total cost would be less than indicated in this example.  Based on these assumptions, your costs would be:

If you surrender your contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$1,325	$2,292	$3,184	$5,516
If you keep your contract in force or select an Annuity Benefit (period periodic payments beginning on your Retirement Date) with a life contingency at the end of the applicable:

1 year	3 years	5 years	10 years
$525	$1,592	$2,684	$5,516

Highest Cost Example with No Riders
The following example includes the withdrawal charge, the annual administrative charge, the mortality and expense risk charge, and the maximum Portfolio operating expenses (1.79%).   The cost of optional Riders is not included.  Based on these assumptions, your costs would be:

If you surrender your contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$1,137	$1,725	$2,234	$3,603

If you keep your contract in force or select an Annuity Benefit with a life contingency at the end of the applicable period:

1 year	3 years	5 years	10 years
$337	$1,025	$1,734	$3,603

AnnuiChoice II and AnnuiChoice I (Contracts issued before May 1, 2013)

If you purchased your contract before May 1, 2013, you had an additional Variable Account Option that invests in the Fidelity VIP Freedom 2010 Portfolio. The Total Annual Portfolio Operating Expenses for the Portfolio you may purchase, in addition to those in the table in Appendix G of this prospectus and as described in this Part 10, are listed below.

Gross and net annual expenses as a percentage of average net assets in each Portfolio:

Portfolio	Management Fees	12b-1 Fee	Other Expenses	Acquired Funds Fees and Expenses	Total Annual Expenses (Gross and Net)
Fidelity VIP Freedom 2010 Portfolio	0.00%	0.25%	0.00%	0.54%	0.79%

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Descriptions of the additional fund are provided below. There are no guarantees that a fund will achieve its objective. You should read each fund’s prospectus carefully before investing.

Fidelity VIP Freedom 2010 Portfolio
The Portfolio seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. The advisor may continue to seek high total return for several years beyond the Portfolio's target retirement date in an effort to achieve the overall investment objective. The advisor invests in a combination of underlying Fidelity VIP domestic equity, international equity, bond and short-term funds, allocating assets among underlying Fidelity funds according to a neutral asset allocation strategy that becomes increasingly conservative until it reaches approximately 17% in domestic equity funds, 7% in international equity, 46% in bond funds and 30% in short-term funds (approximately 10 to 19 years after the year 2010). The advisor may use an active asset allocation strategy to increase or decrease neutral asset class exposures by up to 10% for equity funds (including domestic equity and international equity funds), bond fund (including high yield debt funds) and short-term funds to reflect the advisors market outlook, which is primarily focused on the intermediate term.

The Fidelity VIP Freedom 2010 Portfolio is also available to you in the GLIA Investment Strategy 2, in addition to the Portfolios listed in Part 6, section titled “GLIA Investment Strategies.”

Additional GLIA Investment Strategy
The Rider is the same as currently offered (see Part 6) except the following additional GLIA Investment Strategy is available:

GLIA Investment Strategy (Life Style) – You may select one or more of the three Investment Options, as long as your allocations add up to 100% and do not exceed the percentage indicated for any particular Investment Option.

Touchstone VST Conservative ETF Portfolio	Touchstone VST Moderate ETF Portfolio	Touchstone VST Aggressive ETF Portfolio
0 – 100%	0 – 100%	0 – 50%

AnnuiChoice II and AnnuiChoice I (Contracts issued before May 1, 2012)

If you purchased your contract before May 1, 2012, you had an additional Variable Account Option that invests in a Portfolio with higher costs than the Portfolios currently offered to new purchasers. Therefore, we have restated your minimum and maximum total operating expenses charged by the Portfolios and provided expense examples using the maximum Portfolio operating expense.

The minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time you own the contract are stated below. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Minimum: 0.26% Maximum: 2.07%
Examples
The examples that follow are intended to help you compare the cost of investing additional contributions in this contract with the cost of investing in other variable annuity contracts. Each example assumes that you invest $10,000 in the contract for the time period indicated. Each example also assumes that your investment has a 5% return each year. Your actual costs may be higher or lower.

For Contracts purchased between February 25, 2008 and April 30, 2012
Highest Cost Example using Maximum Charge for Highest Cost Rider
The following example includes the withdrawal charge, the annual administrative charge, the mortality and expense risk charge and the maximum Portfolio operating expenses (2.07%) , plus the maximum cost of the GLIA Spousal Rider, where the younger Annuitant (the person whose life is used to determine the Maximum Retirement Date and the amount of the Annuity Benefit and whose death triggers the payment of the Death Benefit) is age 65 on the Contract Date (the date we issue you the annuity contract).  If the current cost of the GLIA Spousal Rider was used, the total cost would be less than indicated in this example.  Based on these assumptions, your costs would be:

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If you surrender your contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$1,354	$2,376	$3,317	$5,762

If you keep your contract in force or select an Annuity Benefit with a life contingency at the end of the applicable period:

1 year	3 years	5 years	10 years
$554	$1,676	$2,817	$5,752

Highest Cost Example with No Riders
The following example includes the withdrawal charge, the annual administrative charge, the mortality and expense risk charge, and the maximum Portfolio operating expense s (2.07%).   The cost of optional Riders is not included.  Based on these assumptions, your costs would be:
If you surrender your contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$1,166	$1,810	$2,374	$3,868

If you keep your contract in force or select an Annuity Benefit with a life contingency at the end of the applicable period:

1 year	3 years	5 years	10 years
$366	$1,110	$1,874	$3,868

For Contracts purchased before February 25, 2008
Highest Cost Example with No Riders
The following example includes the withdrawal charge, the annual administrative charge, the mortality and expense risk charge, and the maximum Portfolio operating expenses (2.07%).   The cost of optional Riders is not included.  Based on these assumptions, your costs would be:

If you surrender your contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$1,166	$1,810	$2,374	3,868
If you keep your contract in force or select an Annuity Benefit with a life contingency at the end of the applicable period:

1 year	3 years	5 years	10 years
$366	$1,110	$1,874	$3,868

Withdrawals
Your financial professional or a third party may have offered you asset allocation or investment advisory services for your contract. Fees you pay for such investment advisory services are in addition to any contract charges. While we no longer allow new arrangements for payment for such services from your Account Value, you may have such an arrangement already in place. If so, you should be aware that these payments are withdrawals from your Account Value and could be subject to a withdrawal charge. We will withdraw the requested payment according to the third party’s instructions (including instructions about which Investment Options to withdraw the fee from) and

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send you a confirmation of the transaction. We will not verify the accuracy of the amount requested. If you purchased a GLIA Rider or a Guaranteed Minimum Withdrawal Benefit (GMWB), these payments could also cause a Nonguaranteed Withdrawal or make you ineligible to receive a Bonus. We, therefore, do not recommend using this annuity contract to pay for such services.

Additional GLIA Investment Strategy
The Rider is the same as currently offered (see Part 6) except the following additional GLIA Investment Strategy is available:

GLIA Investment Strategy (Modern Markets) – Available if you purchased your contract between May 1, 2010 and April 30, 2012. You may allocate your investment as indicated below and cannot change the allocation between the Investment Options in this strategy, as it is a fixed allocation.

Touchstone VST Moderate ETF Portfolio	Guggenheim VT Multi-Hedge Strategies Fund
90%	10%

Guaranteed Lifetime Income Advantage Rider (Available from March 1, 2009 to February 28, 2010)

If your contract was issued with a GLIA Rider between March 1, 2009 and February 28, 2010, the Rider is the same as currently offered (see Part 6) except for the two additional GLIA Investment Strategies listed above and the differences listed below.

The Withdrawal Percentages and Bonus Percentages are as follows:

Age of (Younger) Annuitant at Time of First Withdrawal	Withdrawal Percentage
60-64	4.50%
65-69	5.00%
70-74	5.50%
75-79	6.00%
80 and above	7.00%

Age of (Younger) Annuitant at Time of Bonus Calculation	Bonus Percentage
69 or below	5.00%
70-74	5.50%
75-79	6.00%
80 and above	7.00%

Guaranteed Lifetime Income Advantage Rider (Available from February 25, 2008 to February 28, 2009)

If your contract was issued with a GLIA Rider between February 25, 2008 and February 28, 2009, the Rider is the same as currently offered (see Part 6) except for the two additional GLIA Investment Strategies listed above and the differences listed below.

1.	The current charges for the GLIA Rider are lower:

Separate Account Annual Expenses as a percentage of value charged

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	Maximum Charge	Current Charge
Mortality and Expense Risk Charge (assessed on value in Variable Account Options)	1.15%	1.15%
Optional Highest Anniversary Death Benefit Charge (assessed on value in Variable Account Options)[15]	0.20%	0.20%
Optional Guaranteed Lifetime Income Advantage-Individual Rider Charge (assessed on the Payment Base) [15]	1.20%	0.60%
Optional Guaranteed Lifetime Income Advantage-Spousal Rider Charge (assessed on Payment Base)[15]	1.60%	0.80%
Highest Possible Total Separate Account Annual Expenses [16]	2.95%	2.15%

The Withdrawal Percentages and Bonus Percentages are as follows:

Age of (Younger) Annuitant at Time of First Withdrawal	Withdrawal Percentage
60-64	4.50%
65-69	5.00%
70-74	5.50%
75-79	6.00%
80 and above	7.00%

Age of (Younger) Annuitant at Time of Bonus Calculation	Bonus Percentage
69 or below	5.00%
70-74	5.50%
75-79	6.00%
80 and above	7.00%

________________________________________________
15 See Part 6 and Part 10.
16 The highest possible total separate account annual expenses reflect the Highest Anniversary Death Benefit and election of the Spousal GLIA.

Guaranteed Minimum Withdrawal Benefit (Available from May 21, 2007 to February 24, 2008)

If your contract was issued from May 21, 2007 to February 24, 2008, you may have elected the Guaranteed Minimum Withdrawal Benefit.

The GMWB, which we referred to as the "Guaranteed Lifetime Income Advantage" in our marketing material, was an optional benefit Rider, which you might have purchased for an additional fee. The GMWB Rider guarantees that you can withdraw a certain amount each Contract Year as long as the Rider is in effect and you limit your withdrawals to the amount available under the Rider. If you withdraw more than the amount available under the Rider, your guaranteed values will usually decrease. Once you purchase this Rider, you cannot voluntarily terminate or cancel it for 10 years.

Definitions
In addition to the definitions located in the Glossary at the beginning of this prospectus, we use the following terms to describe how the GMWB Rider works:

Annual Processing Date is the close of business on the day before a Contract Anniversary. If the Annual Processing Date is not a Business Day, we will use the values from the next Business Day for all calculations occurring on the Annual Processing Date. If a withdrawal is taken on an Annual Processing Date, we will process the withdrawal first. Then we will deduct the Annual Administrative Charge, if applicable, and the Rider fee. See Part 4. After deduction of the fees, we will apply a Bonus, if any, and then determine whether to Step-Up the Guaranteed Withdrawal Balance.

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Bonus is an increase in the Guaranteed Withdrawal Balance on an Annual Processing Date during the Bonus period if you have taken no withdrawals during that Contract Year.

GMWB Investment Option Portfolios are the Portfolios available within the GMWB Investment Options.

Guaranteed Annual Withdrawal Amount (GAWA) is the amount we guarantee to be available for withdrawal each Contract Year until the Guaranteed Withdrawal Balance is depleted. The initial GAWA is set at 5% of the initial Guaranteed Withdrawal Balance.

Guaranteed Payment Phase begins when the Account Value of your contract is zero but either the Guaranteed Withdrawal Balance or the Lifetime Payout Amount is more than zero.

Guaranteed Withdrawal Balance (GWB) is the total amount we guarantee to be available for withdrawals while the Rider is in effect. The initial GWB is equal to your initial contribution. The maximum GWB permitted at any time is $5 million.

Lifetime Payout Amount (LPA) is the amount we guarantee to be available for withdrawal each Contract Year during the life of the primary Annuitant, once that amount is determined. We determine the initial LPA on the Annual Processing Date prior to the Contract Anniversary on or after which the primary Annuitant reaches age 65. Once the primary Annuitant turns 65 anytime during the Contract Year, you must still wait until the next Annual Processing Date for the LPA to be calculated. If the primary Annuitant is already age 65 when you purchase the Rider, the LPA is determined on the Contract Date. The initial LPA is set at 5% of the GWB.

Reset is a reduction in the GWB, which may occur any time you withdraw more than your GAWA during a Contract Year.

Step-Up is an increase in the GWB to equal the Account Value if the Account Value is greater than the GWB on an Annual Processing Date.

Withdrawal, for purposes of the GMWB, means the amount withdrawn plus income taxes that we withhold from the amount withdrawn, but does not include any applicable withdrawal charge. A withdrawal charge may still be deducted from your Account Value. See "Withdrawal Charge" in Part 4 and the "Other Important Facts About Withdrawals" section below.

Overview of the GMWB Rider
If you elected the GMWB Rider, we will separately track two values: the Account Value under your contract and the GWB under your GMWB Rider. Market performance, contributions and Withdrawals affect both values, but in different ways.

Market Performance
Your Account Value increases or decreases daily due to the performance of the GMWB Investment Option Portfolios you choose. In contrast, the GWB is affected by market performance only when we apply a Step-Up or Reset.

•	If the value of your GMWB Investment Option Portfolios increases due to market performance, your GWB may increase when we apply a Step-Up.

•	If the value of your GMWB Investment Option Portfolios decreases due to market performance, your GWB may decrease if we apply a Reset.

Contributions and Withdrawals
Your contributions increase both your Account Value and your GWB dollar-for-dollar. Withdrawals decrease your Account Value dollar-for-dollar. However, the effect of Withdrawals on your GWB can be significantly greater than dollar-for-dollar depending on the amounts you withdraw in each Contract Year. See the section below titled "Reset and the Effect of Withdrawals on Your GWB and GAWA."

GMWB Fee
We charge a fee for the GMWB Rider of 0.60% on each Annual Processing Date while the GMWB is in effect. The 0.60% fee is multiplied by the Adjusted GWB. The Adjusted GWB is the GWB at the end of the prior Annual

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Processing Date, plus any additional contributions you made during the current Contract Year. We will deduct the fee from your GMWB Investment Option Portfolios in the same proportion that the value of each of the Portfolios bears to the Account Value (pro rata). If the GMWB Rider terminates on any day other than an Annual Processing Date, we will charge a proportional share of the fee for the part of the Contract Year the Rider was in effect. We do not deduct the fee during the Guaranteed Payment Phase. This fee decreases your Account Value dollar-for-dollar, but does not decrease your GWB.

We reserve the right to increase the annual GMWB Rider fee up to a maximum charge of 1.20%. If we do increase the fee, we will give you prior written notice of the increase and an opportunity to reject the increase. If you reject the increase by giving us written notice, your fee will remain at the then-current rate, but you will not receive any Step-Ups that would otherwise take place after the effective date of the Rider fee increase. Your decision to reject an increase is permanent and once an increase is rejected, you will not receive additional Step-Ups. If you do not reject the increase in writing, the annual fee for your GMWB Rider will increase and you will continue to receive Step-Ups under the terms of the Rider. We may implement more than one Rider fee increase, up to the maximum annual fee of 1.20%. Once you have rejected a fee increase, you will no longer be eligible to receive notice of or accept additional fee increases.

Separate Account Annual Expenses as a percentage of value charged

	Maximum Charge	Current Charge
Mortality and Expense Risk Charge (assessed on value in Variable Account Options)	1.15%	1.15%
Optional Highest Anniversary Death Benefit Charge (assessed on value in Variable Account Options) [17]	0.20%	0.20%
Optional Guaranteed Minimum Withdrawal Benefit Charge (Assessed annually based on the Adjusted GWB)	1.20%	0.60%
Highest Possible Total Separate Account Annual Expenses	2.55%	1.95%
________________________________________________
17 See Part 6 and Part 10.

Reset and the Effect of Withdrawals on Your GWB and GAWA
Each time you make a Withdrawal, we decrease the GWB. As long as your total Withdrawals in any Contract Year are less than or equal to the GAWA, we will simply decrease the GWB dollar-for-dollar.

However, once your total Withdrawals during a Contract Year are more than the GAWA, we will lower or "Reset" the GWB to equal the Account Value, if your Account Value is less than the GWB. Then, each time you take an additional Withdrawal during that Contract Year, if your Account Value is less than the GWB immediately after each Withdrawal, we will again Reset the GWB to equal the Account Value. This Reset can have a significant negative effect on your GWB and GAWA, especially in a declining market.

Each time we Reset the GWB, we also recalculate the GAWA. The new GAWA will be the lesser of:

•	the GAWA before the Withdrawal; or

•	5% of the Account Value after the Withdrawal.

If you withdraw more than your GAWA in any Contract Year, you may reduce or eliminate your guaranteed values.

Effect of Withdrawals on Your LPA

After we determine the LPA, if you limit your Withdrawals in each Contract Year to the LPA, you may continue to receive the LPA even if your Account Value reduces to zero as long as the primary Annuitant is alive and the GMWB Rider is in effect. See the section below titled "Guaranteed Payment Phase."

However, once your total Withdrawals during a Contract Year are more than the LPA, we will recalculate the LPA. The new LPA will be the lesser of:

•	the LPA before the Withdrawal; or

•	5% of the greater of

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o	the Account Value after the Withdrawal; or

o	the new GWB.

If you take any Withdrawals before we determine the LPA, the initial amount of the LPA may be less than the GAWA. If you withdraw more than your LPA in any Contract Year, you may reduce or eliminate your guaranteed values.

Other Important Facts about Withdrawals:

•	The GAWA and LPA are not cumulative. If you withdraw less than the GAWA or LPA in any Contract Year, you cannot carry over or add the remaining GAWA or LPA to Withdrawals made in future years.

•
If you withdraw more than your Free Withdrawal Amount (10% in any Contract Year) a withdrawal charge may apply, even if the Withdrawal amount is less than your GAWA or LPA. A withdrawal charge applies to each contribution for the first 7 years after you make that contribution. See Part 4, section titled “Withdrawal Charge” and Part 5, section titled “Withdrawals." The withdrawal charge is deducted from your Account Value, but not from your GWB.

•	Withdrawals will be taken pro rata from your GMWB Investment Option Portfolios. You cannot make a Withdrawal from specific Portfolios.

•
If you take Withdrawals under our required minimum distribution program (see following “Required Minimum Distributions”), we will not Reset the GWB, or recalculate the GAWA and/or the LPA, even if a Withdrawal exceeds the GAWA and/or LPA for a Contract Year.

•	The taxable portion of your Withdrawals is taxed as ordinary income. You may be subject to a 10% tax penalty if you are under 59½ at the time of the Withdrawal.

•	You must use our withdrawal form to request Withdrawals. Contact our Administrative Office to obtain the form.

Bonus
We will increase your GWB if you make no Withdrawals in a Contract Year during the GMWB Bonus period. The GMWB Bonus period is the lesser of:

•	the first 10 Contract Years; or

•	each Contract Year up to and including the Contract Year in which the primary Annuitant reaches age 80.

The Bonus amount is 5% of the sum of all contributions minus 5% of the sum of all Withdrawals. We calculate and apply the Bonus on the Annual Processing Date before any Step-Up that may be applied.

Each time we apply a Bonus to the GWB, we will recalculate the GAWA. The new GAWA will be the greater of:

•	the GAWA before the Bonus; or

•	5% of the GWB after the Bonus.

Each time we apply a Bonus to the GWB after the LPA has been determined, we will recalculate the LPA. The new LPA will be the greater of:

•	the LPA before the Bonus; or

•	5% of the GWB after the Bonus.

Step-Up
Your GWB may increase due to favorable market performance. On each Annual Processing Date up to and including the 30th Annual Processing Date as long as the GMWB Rider is in effect, we will compare your Account Value to your GWB. If your Account Value is greater than the GWB, we will increase or "step up" the GWB to equal the Account Value, up to the maximum GWB of $5 million.

Each time we apply a Step-Up, we will recalculate the GAWA. The new GAWA will be the greater of:

•	the GAWA before the Step-Up; or

•	5% of the GWB after the Step-Up.

Each time we apply a Step-Up after the LPA has been determined, we will recalculate the LPA. The new LPA will be the greater of:

•	the LPA before the Step-Up; or

•	5% of the GWB after the Step-Up.

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Additional Contributions
Your GWB will increase dollar-for-dollar by the amount of any additional contribution, up to the maximum GWB of $5 million.

Each time you make an additional contribution, we will recalculate the GAWA. The new GAWA will be the lesser of:

•	the GAWA before the additional contribution, plus 5% of the additional contribution; or

•	5% of the GWB after the additional contribution.

Each time you make an additional contribution after the LPA has been determined, we will recalculate the LPA. The new LPA will be the lesser of:

•	the LPA before the additional contribution, plus 5% of the additional contribution; or

•	5% of the GWB after the additional contribution.

Contribution Limits
Additional contributions must be at least $1,000 and cannot be more than any amount that would cause the total additional contributions in that Contract Year to be greater than $100,000, or would cause the Account Value to exceed $5 million.

We reserve the right to refuse to accept additional contributions at any time after the first Contract Anniversary to the extent permitted in the state we issue your contract, and subject to the requirements of tax qualified retirement plans, including IRAs. If we refuse to accept additional contributions, we will do so on a nondiscriminatory basis. You cannot make additional contributions after the Annuitant's 80th birthday or during the Guaranteed Payment Phase.

GMWB Investment Options
If you elect to purchase the GMWB Rider, you must invest 100% of your Account Value at all times in only one of the three GMWB Investment Options described below.

The GMWB Investment Options are intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments under the GMWB Rider. The GMWB Investment Options are designed to lower the volatility of returns from your Variable Investment Options. Investment Options that are available without limitation (if the GMWB Rider is not selected) may offer the potential for higher returns. Before you select the GMWB Rider, you and your financial representative should carefully consider whether the investment strategies available with the Rider meet your investment objectives and risk tolerance.

GMWB Investment Option 1 – You may invest 100% in the three GMWB Investment Option Portfolios listed below. You may select one or more of the three Portfolios, as long as your allocations add up to 100% and do not exceed the percentage indicated for any particular Portfolio.

Touchstone VST Conservative ETF Portfolio 0 – 100%	Touchstone VST Moderate ETF Portfolio 0 – 100%	Touchstone VST Aggressive ETF Portfolio 0% - 50%

GMWB Investment Option 2 – You may invest 100% in the four GMWB Investment Option Portfolios listed below. You may select one or more of the four Portfolios, as long as your allocations add up to 100%.

Fidelity VIP Freedom 2010 Portfolio	Fidelity VIP Freedom 2015 Portfolio	Fidelity VIP Freedom 2020 Portfolio	Fidelity VIP Freedom 2025 Portfolio
GMWB Investment Option 3 – You may invest 100% in the GMWB Investment Option Portfolios listed below. You may select more than one Portfolio in each category and Portfolios in more than one category, but your total allocations must add up to 100% and your allocations in each category must stay within the specified range for that category. You must allocate a minimum of 35% to the Fixed Income Portfolios.

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Fixed Income Portfolios Category	Cash Equivalents Category
35% – 100%	0 – 10%
Fidelity VIP Investment Grade Bond, Service Class 2	Fidelity VIP Government Money Market, Initial Class
Touchstone VST Active Bond

Core Equity Portfolios Category	Other Portfolios Category
0 – 65%	0 – 10%
Fidelity VIP Asset Manager, Service Class 2	Deutsche Small Cap Index VIP, Class B
Fidelity VIP Balanced, Service Class 2	Fidelity VIP Disciplined Small Cap, Service Class 2
Fidelity VIP Contrafund, Service Class 2	Fidelity VIP Growth, Service Class 2
Fidelity VIP Equity-Income, Service Class 2	Fidelity VIP High Income, Service Class 2
Fidelity VIP Index 500, Service Class 2	Fidelity VIP Mid Cap, Service Class 2
FT Franklin Growth and Income VIP, Class 2	Fidelity VIP Overseas, Service Class 2
FT Franklin Large Cap Growth VIP, Class 2	FT Franklin Income VIP, Class 2
FT Franklin Mutual Shares VIP, Class 2	FT Franklin Small Cap Value VIP, Class 2
FT Templeton Growth VIP, Class 2	Invesco V.I. American Franchise, Series II
FT Templeton Foreign VIP, Class 2	Morgan Stanley VIF Emerging Markets Equity, Class II
Invesco V.I. Comstock, Series II	Morgan Stanley VIF U.S. Real Estate, Class II
Morgan Stanley VIF Emerging Markets Debt, Class II	Touchstone VST Focused
Touchstone VST Large Cap Core Equity

For more information regarding these Portfolios, including information relating to their investment objectives and policies, and the risks of investing, see Part 3 of this prospectus, as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolio prospectuses by contacting the Administrative Office. You should read the Portfolio prospectuses carefully before investing.

Subject to required approvals by federal and state authorities, we reserve the right to add, close, eliminate or substitute GMWB Investment Options or Portfolios at any time.

Transfer and Allocation Restrictions
The following special limitations apply to your allocations and transfers among the GMWB Investment Options and the GMWB Investment Option Portfolios.

•	Only one investment allocation may be in place at any time. This allocation applies to all current and future contributions and automatic rebalancing.

•	No transfers are allowed.

•
To change your investment allocation, you can change your allocation among the GMWB Investment Option Portfolios, or you can move 100% of your investment from one GMWB Investment Option to another GMWB Investment Option.

•
Your first allocation change is allowed 90 days after the Contract Date, and no more than once every 90 days after that. Each allocation change starts a 90-day waiting period before you can make another.

•
We will automatically rebalance your GMWB Investment Option Portfolios each contract quarter. The reallocation resulting from automatic rebalancing does not count against your allocation change allowed once every 90 days.

Required Minimum Distributions
If you have elected the GMWB Rider, we offer a special program to provide you the minimum distributions from your tax-qualified contracts (such as an IRA) as required by the Tax Code (RMD Program). If you enroll in the RMD Program, follow its rules and only make Withdrawals through the program, those Withdrawals will reduce the Account Value and the GWB on a dollar-for-dollar basis, regardless of the size of the Withdrawal. In other words, we will not Reset your GWB.

The required minimum distribution amount (RMDA) is calculated based on the prior calendar year-end fair market value of this contract only. We do not take into account your other assets or distributions in making this calculation. The RMDA is calculated and automatically distributed in monthly Withdrawals each calendar year. During the

AC2I - 76

calendar year in which you enroll in the RMD Program, the entire RMDA for that calendar year will be paid in equal monthly payments.

The first yearly RMDA is taken in the calendar year you attain age 70½. If you are 70½ or older in the calendar year that includes the Contract Date (the year of issue), you may enroll in the RMD Program the following calendar year, provided that you have taken your minimum distribution required by the Tax Code for the calendar year that includes the Contract Date.

To enroll in the RMD Program, you must not have taken any Withdrawals during the current Contract Year. To remain in the RMD program, you may not make any Withdrawals from the contract other than through the RMD Program. If you opt out of the RMD Program or make a Withdrawal other than through the RMD Program, you will be removed from the RMD Program and cannot be reinstated. Thereafter, any Withdrawals will be treated as ordinary Withdrawals, subject to the terms of this Rider. So even if you take Withdrawals for the purpose of meeting your RMD, if you are not enrolled in our RMD Program, you will not be protected against Reset. See "Reset and the Effect of Withdrawals on Your GWB and GAWA," above.

The RMD Program is not available during the Guaranteed Payment Phase. We reserve the right to make any changes we deem necessary to comply with the Tax Code and related regulations. You should discuss these matters with your tax advisor prior to electing the GMWB Rider.

Guaranteed Payment Phase
The Guaranteed Payment Phase begins on the date the Account Value decreases to zero, but either the GWB or LPA is more than zero. During this phase, you will receive automatic payments.

Once the Guaranteed Payment Phase begins, all other rights, benefits, values and charges under the contract, the GMWB Rider and any other Riders, will terminate, except those described in this section and in the "Alternate Death Benefit" section below. We will send you a written notice when the contract enters the Guaranteed Payment Phase.

During the Guaranteed Payment Phase, we will make annual payments on each Contract Anniversary. The amount of the annual payment will be equal to the LPA on the date of the first annual payment, except that we will pay the GAWA as of the date of the first annual payment instead of the LPA if:

•	the LPA is zero;

•	the LPA has not yet been determined; or

•	the GAWA is more than the LPA and you request the GAWA in writing.

If the LPA is paid, the payments will continue until the death of the primary Annuitant. If the GAWA is paid, payments will reduce the GWB dollar-for-dollar and the payments will continue until the GWB decreases to zero. However, in either case, the Guaranteed Payment Phase will end and payments will cease if the Rider terminates. See "Termination of Rider" section below.

Alternate Death Benefit
If the primary Annuitant dies while this Rider is in effect, the Annuitant’s beneficiary may choose either:

•	the Alternate Death Benefit under the GMWB Rider, which is the remaining GWB as determined on the Business Day we receive due proof of death and the beneficiary's election in Good Order; or

•	the Death Benefit otherwise payable under the contract.

If the Annuitant's beneficiary chooses the Alternate Death Benefit, that amount will be paid out annually over a Payment Certain Period. The Payment Certain Period will be a number of years that is equal to the lesser of:

•	the GWB divided by the GAWA as of the Death Benefit Date; or

•	the life expectancy (in whole years) of the Annuitant’s beneficiary.

The amount of the annual payment will be the GWB divided by the Payment Certain Period. If the annual payment is less than $1,000 we will pay the GWB as a lump sum. If the primary Annuitant’s death occurs during the Guaranteed Payment Phase, we will automatically pay this benefit to the Annuitant’s beneficiary.

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If the Annuitant’s beneficiary dies before all payments have been made, the remaining payments will be paid to the person designated by the Annuitant’s beneficiary to receive payments, if any, and otherwise to the estate of the Annuitant’s beneficiary.

If the Annuitant’s beneficiary chooses the Alternate Death Benefit, all other rights, benefits, values and charges under the contract, this Rider, and all other Riders, will terminate.

Termination of Rider
Owner's Death
This Rider will terminate on the date you, as owner, die unless:

•	you are also the primary Annuitant; or

•	your sole owner's beneficiary is your spouse and he or she elects standard spousal continuation under the Tax Code instead of taking a distribution of the Surrender Value.

If you have a joint owner, the first of you or the joint owner to die triggers this termination.

Annuitant's Death
This Rider will terminate on the date the primary Annuitant dies unless the Alternate Death Benefit is elected.

Other triggers for automatic termination of the Rider are any one of the following:

•	the Account Value, the GWB and the LPA all equal zero;

•	the Guaranteed Payment Phase ends;

•	you transfer ownership of the contract;

•	you assign the contract;

•	a Death Benefit is calculated under the contract;

•	the last Alternate Death Benefit payment is made under this Rider;

•	you elect an Annuity Benefit under the contract;

•	you request termination of this Rider after the 10th Contract Anniversary; or

•	the contract terminates.

On the first Contract Anniversary in the Guaranteed Payment Phase, or under the Alternate Death Benefit, if the amount of the annual payment would be less than $1,000 we will pay the GWB in a lump sum and this Rider will terminate.

Once terminated, this Rider may not be reinstated.

Additional Restrictions
The following additional restrictions apply to your contract if you elect the GMWB Rider:

•	You cannot cancel the GMWB Rider for 10 Contract Years.

•	Dollar Cost Averaging is not available.

•	Systematic contributions are not available.

•
Contingent Annuitants are allowed on contracts with the GMWB; however, while the Rider is in effect, the primary Annuitant will be the only measuring life with respect to the Rider and the contract. If you name a contingent Annuitant, it will have no effect on the benefits available under the GMWB Rider or the contract, as long as this Rider is in effect.

The addition of the GMWB Rider to your contract may not always be in your interest. You should consult with your tax and financial advisors and carefully consider your alternatives before deciding if the GMWB Rider is suitable for your needs. Keep in mind the following:

•	An additional fee is imposed annually for this benefit.

•	Your Investment Options are limited to the GMWB Investment Option Portfolios.

•	The GMWB Investment Option Portfolios are available, in addition to other Portfolios, without the Rider and the associated guarantees and fees.

•	Withdrawals in excess of the limits described above may reduce or eliminate your guaranteed values.

•
The GMWB Rider terminates and provides no guaranteed withdrawal benefits once you begin receiving Annuity Benefits as described in Part 5, Terms of Your Variable Annuity, in the section titled "Annuity Benefits."

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Guaranteed Return Plus Rider (Available from June 26, 2006 to November 24, 2008)

If your contract was issued from June 26, 2006 to November 24, 2008, you may have elected the Guaranteed Return Plus Rider. The Guaranteed Return Plus, which is a guaranteed minimum accumulation benefit, was an optional benefit Rider that you might have purchased for an additional fee. The Guaranteed Return Plus Rider guarantees the future value of amounts contributed to a Guaranteed Return Plus Investment Option for a specified period.

Overview of the Benefit and Investment Options
We offered a ten-year accumulation period in three Investment Options, designated as “Guaranteed Return Plus Investment Options.” You could have selected only one of the three Guaranteed Return Plus Investment Options. Your guaranteed minimum value for each contribution to a Guaranteed Return Plus Investment Option is shown in the table below:

Guaranteed Return Plus Investment Option	Guaranteed Minimum Value at the End of Ten Years
Touchstone VST Conservative ETF Fund	125%
Touchstone VST Moderate ETF Fund	115%
Touchstone VST Aggressive ETF Fund	100%

We guarantee that the minimum value of each contribution to your Guaranteed Return Plus Investment Option, at the end of its ten-year period, will be at least the percentage of the contribution amount indicated in the table above, adjusted for partial withdrawals and charges.

At the end of the ten-year period:

•
If the accumulated value of a contribution to your Guaranteed Return Plus Investment Option is greater than the guaranteed minimum value due to market performance, your Account Value will remain at the accumulated value.

•
If the accumulated value of a contribution to your Guaranteed Return Plus Investment Option is less than the guaranteed minimum value due to market performance, we will increase the accumulated value of that contribution to equal the guaranteed minimum value.

Guaranteed Return Plus Investment Options are not included in the Customized Asset Rebalancing Program.

Rider Charge
We will assess the cost of the Guaranteed Return Plus Rider by deducting an additional daily charge equal to an annual effective rate of 0.60% from the amount invested in your Guaranteed Return Plus Investment Option. Therefore, the total daily charge deducted from your Guaranteed Return Plus Investment Option (including the mortality and expense risk charge) will be an annual effective rate of 1.75% on AnnuiChoice II contracts and 1.60% on AnnuiChoice I contracts.

Contribution Limits
You may make additional contributions of at least $1,000, which may only be invested in the same Guaranteed Return Plus Investment Option you originally selected. You may not make additional contributions if the ten-year period would end on or after the Maximum Retirement Date. We may revise the minimum contribution amounts and limit the maximum total contribution you may make to your Guaranteed Return Plus Investment Option. You may not transfer money into a Guaranteed Return Plus Investment Option from any other Investment, including the STO.

Withdrawals and Transfers
In years 1-7 of the ten-year period for each contribution, you may:

•	withdraw some or all of your contribution to the Guaranteed Return Plus Investment Option; or

•	surrender your contract entirely.

In either case, a withdrawal charge will apply. See Part 4.

In years 8-10 of the ten-year period for each contribution, you may:

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•	withdraw some or all of your contribution from the Guaranteed Return Plus Investment Option;

•	surrender your contract entirely; or

•	transfer funds from the Guaranteed Return Plus Investment Options to other available Investment Options.

Partial withdrawals at any time before the end of the ten-year period will reduce the guaranteed minimum value of your Guaranteed Return Plus Investment Option on a proportional basis. For example:

•	You contribute $100,000 to the Touchstone VST Moderate ETF Fund, which has a guaranteed minimum value of $115,000 at the end of the ten-year period.

•	In year 8, the accumulated value of the contribution is $90,000 and you request a $10,000 withdrawal.

•	The withdrawal reduces the accumulated value by 11.11% ($10,000/$90,000)

•	Therefore the guaranteed minimum value of $115,000 is also reduced by 1 1.11%, which is $12,778.

Because the guaranteed minimum value in this example is greater than the accumulated value, the guaranteed minimum value is decreased by a larger dollar amount than the partial withdrawal amount. If the guaranteed minimum value was less than the accumulated value at the time of the withdrawal, the guaranteed minimum value would be decreased by a smaller dollar amount than the partial withdrawal amount.

If you withdraw (or transfer in years 8-10) all of a contribution to your Guaranteed Return Plus Investment Option before the end of a ten-year period for that contribution (or surrender your contract entirely), the value of that contribution will be its current accumulated value with no guaranteed minimum value, reduced by prior partial withdrawals, any withdrawal charges, Rider charges, and any administrative charge that may be due. In addition, if the Annuitant dies and a Death Benefit is calculated, the value of a contribution to a Guaranteed Return Plus Investment Option will be its current accumulated value with no guaranteed minimum value.

At the end of a ten-year period for each contribution, you may transfer that amount to any Investment Option then available. We will notify you at least 45 days before the end of the ten-year period for each contribution to your Guaranteed Return Plus Investment Option. If we do not receive your instructions prior to the end of the ten-year period, the amount will be transferred to the Touchstone VST ETF Fund that corresponds to your Guaranteed Return Plus Investment Option, without the Guaranteed Return Plus benefit or the fee.

Partial withdrawals from your Account Value taken pro rata among your Investment Options will include your Guaranteed Return Plus Investment Options and will reduce the guaranteed minimum value associated with your contribution to the Guaranteed Return Plus Investment Option on a proportional basis.

Withdrawals from your Guaranteed Return Plus Investment Option will be taken first from the earliest contribution you made to your Guaranteed Return Plus Investment Option, then from the next oldest contribution and so on (first-in-first-out); any gain comes out only after an amount equal to your contributions is withdrawn. We reserve the right to require a minimum balance in the Guaranteed Return Plus Investment Option.

The Guaranteed Return Plus Rider will terminate on the earliest of the following:

•
the owner's beneficiary succeeds as the owner of the contract, unless the owner's beneficiary is the owner's spouse and elects standard spousal continuation under the Tax Code in lieu of taking a distribution of the Surrender Value;

•	a Death Benefit is calculated under the contract;

•	you transfer ownership of the contract;

•	you elect an Annuity Benefit under the contract;

•	the contract terminates.

We may stop accepting contributions into the Guaranteed Return Plus Investment Options at any time or close Investment Options.

Highest Anniversary Death Benefit Rider (Available before May 1, 2007)

If your contract was issued prior to May 1, 2007, you may have elected the Highest Anniversary Death Benefit Rider. The Highest Anniversary Death Benefit Rider (HADB) was available if the Annuitant was up to and including age 75 on the Contract Date. This Rider provides an enhancement of the standard Death Benefit under the contract as follows:

For contracts where the Annuitant's age on the Contract Date is up to and including age 75, the Death Benefit will be the greater of:

•
Your highest Account Value on any Contract Anniversary up to and including Annuitant's age 80, plus any contributions received after that Contract Anniversary, minus proportional adjustments for any withdrawals (and associated charges) after that Contract Anniversary; or

•	the standard Death Benefit described in Part 5.

Optional Benefits
The Guaranteed Lifetime Income Advantage was not available.

AnnuiChoice I (Contracts issued from May 1, 2004 to July 31, 2006)

Separate Account Annual Expenses as a percentage of value charged

Mortality and Expense Risk Charge (assessed on value in Variable Account Options)	1.00%
Optional Highest Anniversary Death Benefit Charge (assessed on value in Variable Account Options)[18]	0.20%
Optional Enhanced Earnings Benefit Charge (maximum charge) [18,19]	0.50%
Optional Guaranteed Return Plus Charge (assessed daily on the amount allocated to your Guaranteed Return Plus Investment Options) [20]	0.60%
Highest Possible Total Separate Account Annual Expenses[21]	1.80%
_______________________________
18 See Part 6.
19 Assessed quarterly to the Account Value and is based on the Annuitant's age on the Contract Date:

Age	Charge at annual effective rate	Total Charge to Variable Account Options if EEB (and no other optional benefit) is elected
59 or less	0.20%	1.20%
60-69	0.40%	1.40%
70-79	0.50%	1.50%

20 The Guaranteed Return Plus was available on AnnuiChoice I from June 26 to July 31, 2006.
21 You could elect only one of these optional benefits: EEB or Guaranteed Return Plus. Therefore, the highest possible total separate account annual expenses reflect the election of the Guaranteed Return Plus.

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Renewals of GROs
We will notify you in writing before the end of your GRO Guarantee Period. You must tell us before the end of your Guarantee Period if you want to transfer your GRO Value to one or more Variable Account Options or other GROs. We will make your transfer to the new Investment Options, including any new Guarantee Period you elect, when we receive your election in Good Order at our Administrative Office, even if the previous Guarantee Period has not ended.

If we do not receive instructions in Good Order at our Administrative Office before the end of the Guarantee Period, when the Guarantee Period ends we will set up a new GRO for the same Guarantee Period as your old one, if available, at the then-current Guaranteed Interest Rate. If the same Guarantee Period is not available, we will transfer the Account Value in your maturing GRO to a new available Guarantee Period with the next shorter duration. If no shorter duration is available, we will transfer the Account Value in your maturing GRO to a new available Guarantee Period with the next longer duration. For example, if your maturing GRO was a three-year GRO and when it matures, only the five-year, seven-year or ten-year GROs are available, your new GRO will be for five years.

Optional Benefits

The GLIA and GLIA Plus were not available.

AnnuiChoice I (Contracts issued before May 1, 2004)

The following fees and expenses differ from those shown in Part 1 of this prospectus:

Separate Account Annual Expenses as a percentage of value charged

Mortality and Expense Risk Charge (assessed on value in Variable Account Options)	1.00%
Optional Death Benefit Charge, Option C	0.35%
Optional Enhanced Earnings Benefit Charge (maximum charge)[22]	0.50%
Optional AVO Charge (maximum charge for 5% credit)	0.75%
Highest Possible Total Separate Account Annual Expenses	2.60%

Investment Options

The following information about renewals of your GROs differs from the information shown in Part 3 of this prospectus.

Renewals of GROs
We will notify you in writing before the end of your GRO Guarantee Period. You must tell us before the end of your Guarantee Period if you want to transfer your GRO Value to one or more Variable Account Options or other GROs. We will make your transfer to the new Investment Options, including any new Guarantee Period you elect, when we receive your election in Good Order at our Administrative Office, even if the previous Guarantee Period has not ended.

If we do not receive instructions in Good Order at our Administrative Office before the end of the Guarantee Period, when the Guarantee Period ends we will set up a new GRO for the same Guarantee Period as your old one, if available, at the then-current Guaranteed Interest Rate. If the same Guarantee Period is not available, we will transfer the Account Value in your maturing GRO to a new available Guarantee Period with the next shorter duration. If no shorter duration is available, we will transfer the Account Value in your maturing GRO to a new available Guarantee Period with the next longer duration. For example, if your maturing GRO was a three-year GRO and when it matures, only the five-year, seven-year or ten-year GROs are available, your new GRO will be for five years.

_______________________________________
22 See Part 6.

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Optional Benefits

The Guaranteed Lifetime Income Advantage was not available.

The Added Value Option (AVO) was available on contracts issued before November 17, 2003. The Added Value Option (AVO) was an optional benefit Rider available for an additional cost, which is shown in the table below. If you selected the AVO (you would have selected the AVO at the time of application) Integrity Life credited from 1% up to 5% of all your contributions made during the first Contract Year. For example, if $50,000 was contributed and the 3% AVO was selected, Integrity Life would have credited $1,500 to your Account Value.

AVO percentage elected	Charge at annual effective rate	Total Separate Account Charges with AVO
1%	0.15%	1.15%
2%	0.30%	1.30%
3%	0.45%	1.45%
4%	0.60%	1.60%
5%	0.75%	1.75%

The dollar amount of the charge for the AVO is subject to a minimum and maximum quarterly amount. For a 1% credit the minimum amount is 0.145% multiplied by first-year total contributions and the maximum amount is 0.182% multiplied by first-year total contributions, both then divided by four. To calculate the minimum and maximum dollar amounts, multiply the first-year total contributions, by the percentages in the following chart, for the AVO you select and divide by four. First-year total contributions are all deposits made into the annuity, whether by your contribution or by us, during the first Contract Year.

AVO percentage elected	Minimum Percentage	Maximum Percentage
1%	0.145%	.182%
2%	0.290%	.364%
3%	0.435%	.546%
4%	0.580%	.728%
5%	0.725%	.910%

This fee is assessed quarterly to the Account Value for seven Contract Years. Therefore, the fee will be assessed against any contributions you make after the first Contract Anniversary, which do not receive any AVO credit. Over time, the benefit of the AVO may be more than offset by the fees associated with the option.

We use this charge as well as a portion of the withdrawal charge and mortality and expense risk charge to recover the cost of providing the AVO. Integrity Life intends to make a profit from these fees and charges. Under certain circumstances, such as periods of poor market performance, the cost associated with the AVO may exceed the sum of the AVO and any related earnings.

If the Annuitant was age 0-75 on the Contract Date, all five options were available. If the Annuitant was age 76-79 only the 1%-3% options were available. At age 80 and above the AVO was not available.

The following Optional Death Benefits were available.
You may have elected any of the following options when the contract was purchased. These options may not be cancelled once the contract is issued. They may not be added after the contract is issued.

Option A - Highest Anniversary
For contracts where the Annuitant's age on the Contract Date is up to and including age 75, the Death Benefit will be the greater of:

•
your highest account value on any Contract Anniversary up to and including Annuitant's age 80, plus any contributions received after that Contract Anniversary, minus proportional adjustments for any withdrawals (and associated charges) after that Contract Anniversary; or

•	the standard contract Death Benefit.

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Option B - Roll Up (available prior to November 17, 2003)
For contracts where the Annuitant's age on the Contract Date is up to and including age 75, the Death Benefit will be the greater of:

•
your total contributions, minus any subsequent withdrawals (and associated charges), accumulated at an annual growth rate of 5% from the date of each contribution. The growth rate of 5% will stop accruing at the earlier of age 81 or when the accumulated amount reaches 200% of the sum of contributions minus any withdrawals (and associated charges); or

•	the standard contract Death Benefit.

Option C - Greater of Highest Anniversary or Roll Up (available prior to November 17, 2003)
For contracts where the Annuitant's age on the Contract Date is up to and including age 75, the Death Benefit will be the greatest of:

•	the Death Benefit if Option A had been chosen; or

•	the Death Benefit if Option B had been chosen; or

•	the standard contract Death Benefit.

The fees for the optional death benefits are assessed quarterly for the life of the contract on the value of the Variable Account Options:

Option	Charge at annual Effective Rate	Total Separate Account Charges with Death Benefit Option and no other Optional Benefits
A	0.20%[23]	1.20%
B	0.30%	1.30%
C	0.35%	1.35%

Touchstone Choice (Offered from May 3, 2004 to April 30, 2005)

For contracts issued under the name "Touchstone Choice," the only Variable Account Options available are:

Fidelity VIP Government Money Market, Initial Class
Fidelity VIP Overseas, Service Class
Touchstone VST Active Bond Fund
Touchstone VST Focused Fund
Touchstone VST Large Cap Core Equity Fund
Touchstone VST Moderate ETF Fund

_________________________________________________
23 Prior to 11/17/2003, the cost of Option A was 0.15%

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Appendix A

Financial Information for Separate Account I of Integrity LIfe (AnnuiChoice II)

For the Variable Account Options we currently offer, the table below shows the following data for AnnuiChoice II contracts with a mortality and expense risk charge of 1.15% issued after approximately July 31, 2006 (date varies by states): Unit Value at inception; the number of Units outstanding at December 31 of each year since inception; and the Unit Value at the beginning and end of each period since inception.

	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008	Inception Value & Date
American Funds I.S. Bond, Class 4 (1994) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$9.85 $10.06 5,173	$10.00 $9.85 0	-	-	-	-	-	-	-	-	$10.00 4-29-16
American Funds I.S. Capital Income Builder, Class 4 (1946) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$9.58 $10.67 14,945	$9.34 $9.58 6,983	$10.00 $9.34 666	-	-	-	-	-	-	-	$10.00 4-24-15
American Funds I.S. Global Growth, Class 4 (1941) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$11.06 $14.33 30,609	$11.14 $11.06 12,850	$10.57 $11.14 13,472	$10.48 $10.57 2,179	$10.00 $10.48 0	-	-	-	-	-	$10.00 12-12-13
American Funds I.S. Growth, Class 4 (1943) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$12.70 $16.06 22,661	$11.76 $12.70 9,068	$11.16 $11.76 9,400	$10.43 $11.16 3,822	$10.00 $10.43 0	-	-	-	-	-	$10.00 12-12-13
American Funds I.S. Growth-Income, Class 4 (1944) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$12.53 $15.12 57,095	$11.39 $12.53 19,722	$11.39 $11.39 11,324	$10.44 $11.39 2,084	$10.00 $10.44 0	-	-	-	-	-	$10.00 12-12-13

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	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008	Inception Value & Date
American Funds I.S. Managed Risk Asset Allocation, Class P2 (1945) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$10.83 $12.30 35,062	$10.22 $10.83 33,764	$10.45 $10.22 33,832	$10.27 $10.45 29,227	$10.00 $10.27 0	-	-	-	-	-	$10.00 12-12-13
American Funds I.S. New World, Class 4 (1942) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$9.29 $11.85 24,048	$8.95 $9.29 6,299	$9.37 $8.95 1,480	$10.31 $9.37 543	$10.00 $10.31 0	-	-	-	-	-	$10.00 12-12-13
BlackRock Capital Appreciation V.I., Class III (1986) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$13.97 $18.35 56,047	$14.15 $13.97 50,047	$13.42 $14.15 48,839	$12.51 $13.42 46,390	$9.49 $12.51 49,725	$8.45 $9.49 23,534	$10.00 $8.45 5,208	-	-	-	$10.00 4-29-11
BlackRock Global Allocation V.I., Class III (1985) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$11.13 $12.51 66,713	$10.85 $11.13 80,962	$11.09 $10.85 78,788	$11.00 $11.09 71,992	$9.73 $11.00 73,398	$8.95 $9.73 72,663	$10.00 $8.95 64,340	-	-	-	$10.00 4-29-11
BlackRock High Yield V.I., Class III (1995) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$10.64 $11.26 1,553	$10.00 $10.64 5	-	-	-	-	-	-	-	-	$10.00 4-29-16
BlackRock Total Return V.I., Class III (1996) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$9.87 $10.07 9,355	$10.00 $9.87 6,502	-	-	-	-	-	-	-	-	$10.00 4-29-16
Columbia Variable Portfolio – Mid Cap Value, Class 1 (1990) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$15.63 $17.54 7,762	$13.85 $15.63 6,516	$14.75 $13.85 6,562	$13.28 $14.75 6,685	$9.74 $13.28 6,994	$8.31 $9.74 493	$10.00 $8.31 939	-	-	-	$10.00 4-28-11

AC2I - 86

	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008	Inception Value & Date
Columbia Variable Portfolio – Small Cap Value, Class 2 (1982) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$26.23 $29.55 22,325	$19.99 $26.23 24,762	$21.58 $19.99 21,029	$21.19 $21.58 19,884	$15.99 $21.19 18,129	$14.54 $15.99 7,564	$15.67 $14.54 5,384	$12.53 $15.67 3,201	$10.00 $12.53 2,267	-	$10.00 5-2-09
Deutsche Small Cap Index VIP, Class B (1760) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$18.23 $20.55 3,672	$15.28 $18.23 8,115	$16.25 $15.28 7,564	$15.73 $16.25 12,541	$11.51 $15.73 12,927	$10.05 $11.51 11,906	$10.65 $10.05 12,618	$8.54 $10.65 20,279	$6.84 $8.54 9,868	$10.54 $6.84 3,237	$10.00 7-31-06
Fidelity VIP Asset Manager, Service Class 2 (1707) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$15.27 $17.17 7,628	$15.02 $15.27 7,636	$15.20 $15.02 7,949	$14.57 $15.20 6,318	$12.78 $14.57 6,308	$11.52 $12.78 5,915	$11.99 $11.52 2,589	$10.65 $11.99 4,194	$8.36 $10.65 5,038	$11.90 $8.36 1,925	$10.00 7-31-06
Fidelity VIP Balanced, Service Class 2 (1712) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$17.10 $19.62 50,439	$16.17 $17.10 51,568	$16.30 $16.17 54,940	$14.98 $16.30 34,869	$12.71 $14.98 39,344	$11.20 $12.71 33,019	$11.78 $11.20 30,898	$10.12 $11.78 30,712	$7.40 $10.12 15,003	$11.37 $7.40 6,771	$10.00 7-31-06
Fidelity VIP Contrafund, Service Class 2 (1709) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$18.16 $21.83 184,652	$17.05 $18.16 218,699	$17.18 $17.05 239,062	$15.57 $17.18 247,449	$12.02 $15.57 240,828	$10.47 $12.02 212,258	$10.90 $10.47 197,374	$9.43 $10.90 188,160	$7.04 $9.43 154,381	$12.43 $7.04 84,820	$10.00 7-31-06
Fidelity VIP Disciplined Small Cap, Service Class 2 (1786) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$16.54 $17.46 16,077	$13.68 $16.54 7,166	$14.15 $13.68 4,425	$13.64 $14.15 3,302	$10.00 $13.64 2,778	$8.54 $10.00 4,512	$8.77 $8.54 4,941	$7.10 $8.77 3,350	$5.89 $7.10 2,503	$9.02 $5.89 450	$10.00 4-27-07
Fidelity VIP Equity-Income, Service Class 2 (1702) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$15.58 $17.35 19,566	$13.39 $15.58 25,794	$14.14 $13.39 27,834	$13.19 $14.14 31,897	$10.44 $13.19 31,571	$9.02 $10.44 36,602	$9.07 $9.02 45,298	$7.98 $9.07 51,229	$6.22 $7.98 48,554	$11.00 $6.22 23,802	$10.00 7-31-06

AC2I - 87

	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008	Inception Value & Date
Fidelity VIP Freedom 2010, Service Class 2 (1787) [26] Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$13.23 $14.75 1,885	$12.72 $13.23 9,779	$12.93 $12.72 10,928	$12.55 $12.93 13,923	$11.22 $12.55 14,685	$10.17 $11.22 22,189	$10.33 $10.17 23,128	$9.29 $10.33 22,755	$7.58 $9.29 16,314	$10.25 $7.58 14,959	$10.00 4-30-07
Fidelity VIP Freedom 2015, Service Class 2 (1788) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$13.21 $14.99 5,127	$12.66 $13.21 11,503	$12.87 $12.66 10,720	$12.47 $12.87 12,853	$11.05 $12.47 10,674	$9.99 $11.05 18,315	$10.16 $9.99 17,908	$9.11 $10.16 17,148	$7.37 $9.11 21,502	$10.26 $7.37 19,796	$10.00 4-30-07
Fidelity VIP Freedom 2020, Service Class 2 (1789) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$13.00 $14.94 48,626	$12.43 $13.00 48,828	$12.64 $12.43 56,387	$12.22 $12.64 55,766	$10.69 $12.22 55,903	$9.57 $10.69 63,137	$9.80 $9.57 69,604	$8.67 $9.80 68,757	$6.82 $8.67 62,580	$10.27 $6.82 33,639	$10.00 4-30-07
Fidelity VIP Freedom 2025, Service Class 2 (1790) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$13.51 $15.71 44,278	$12.90 $13.51 38,949	$13.12 $12.90 17,589	$12.65 $13.12 13,619	$10.69 $12.65 13,575	$9.42 $10.69 17,237	$9.76 $9.42 18,046	$8.55 $9.76 17,101	$6.67 $8.55 17,169	$10.27 $6.67 15,538	$10.00 4-30-07
Fidelity VIP Freedom 2030, Service Class 2 (1791) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$13.12 $15.65 3,357	$12.48 $13.12 1,365	$12.69 $12.48 3,992	$12.26 $12.69 6,172	$10.21 $12.26 7,332	$8.97 $10.21 14,410	$9.34 $8.97 15,974	$8.15 $9.34 25,634	$6.29 $8.15 25,673	$10.29 $6.29 23,118	$10.00 4-30-07
Fidelity VIP Government Money Market, Initial Class (1993) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$9.83 $9.78 47,854	$9.92 $9.83 93,192	$10.00 $9.92 82,058	-	-	-	-	-	-	-	$10.00 4-24-15
Fidelity VIP Growth, Service Class 2 (1703) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$18.44 $24.58 30,226	$18.55 $18.44 11,781	$17.56 $18.55 9,338	$16.00 $17.56 19,386	$11.90 $16.00 16,934	$10.52 $11.90 11,694	$10.65 $10.52 21,156	$8.70 $10.65 22,614	$6.88 $8.70 25,201	$13.20 $6.88 7,635	$10.00 7-31-06
___________________________________ 26 Available in contracts purchased before May 1, 2013.

AC2I - 88

	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008	Inception Value & Date
Fidelity VIP High Income, Service Class 2 (1705) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$16.20 $17.12 43,964	$14.35 $16.20 46,045	$15.10 $14.35 31,194	$15.14 $15.10 13,333	$14.49 $15.14 57,394	$12.86 $14.49 55,466	$12.55 $12.86 59,577	$11.17 $12.55 61,061	$7.87 $11.17 46,144	$10.64 $7.87 993	$10.00 7-31-06
Fidelity VIP Index 500, Service Class 2 (1779) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$16.05 $19.27 295,853	$14.55 $16.05 244,040	$14.56 $14.55 211,821	$13.01 $14.56 132,216	$9.97 $13.01 112,392	$8.73 $9.97 94,711	$8.67 $8.73 72,390	$7.65 $8.67 71,517	$6.13 $7.65 60,419	$9.86 $6.13 31,027	$10.00 4-27-07
Fidelity VIP Investment Grade Bond, Service Class 2 (1706) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$13.67 $14.05 395,450	$13.24 $13.67 279,255	$13.51 $13.24 248,855	$12.94 $13.51 194,087	$13.36 $12.94 169,617	$12.80 $13.36 119,018	$12.10 $12.80 97,594	$11.38 $12.10 89,717	$9.97 $11.38 75,052	$10.45 $9.97 62,651	$10.00 7-31-06
Fidelity VIP Mid Cap, Service Class 2 (1714) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$18.95 $22.58 39,586	$17.13 $18.95 39,544	$17.61 $17.13 40,208	$16.80 $17.61 48,541	$12.51 $16.80 57,713	$11.05 $12.51 59,997	$12.54 $11.05 58,738	$9.86 $12.54 54,990	$7.14 $9.86 46,204	$11.96 $7.14 37,754	$10.00 7-31-06
Fidelity VIP Overseas, Service Class 2 (1704) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$10.56 $13.57 18,949	$11.28 $10.56 21,851	$11.04 $11.28 25,776	$12.18 $11.04 30,595	$9.47 $12.18 32,151	$7.96 $9.47 43,002	$9.74 $7.96 36,992	$8.73 $9.74 32,294	$7.00 $8.73 40,005	$12.63 $7.00 26,858	$10.00 7-31-06
Fidelity VIP Target Volatility, Service Class 2 (1940) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$10.90 $12.53 60,441	$10.49 $10.90 57,605	$10.76 $10.49 61,756	$10.29 $10.76 62,033	$10.00 $10.29 0	-	-	-	-	-	$10.00 12-12-13
FT Franklin Growth & Income VIP, Class 2 (1771) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$16.03 $18.35 17,884	$14.52 $16.03 16,643	$14.83 $14.52 25,036	$13.74 $14.83 23,642	$10.73 $13.74 30,048	$9.67 $10.73 17,744	$9.55 $9.67 19,259	$8.28 $9.55 13,853	$6.62 $8.28 12,183	$10.33 $6.62 9,581	$10.00 7-31-06

AC2I - 89

	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008	Inception Value & Date
FT Franklin Income VIP, Class 2 (1770) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$15.40 $16.70 516,789	$13.66 $15.40 514,718	$14.87 $13.66 529,866	$14.38 $14.87 178,210	$12.77 $14.38 93,472	$11.47 $12.77 87,565	$11.33 $11.47 87,647	$10.17 $11.33 84,166	$7.59 $10.17 86,870	$10.91 $7.59 71,793	$10.00 7-31-06
FT Franklin Large Cap Growth VIP, Class 2 (1772) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$16.11 $20.40 13,683	$16.60 $16.11 19,021	$15.89 $16.60 34,565	$14.30 $15.89 32,310	$11.24 $14.30 34,814	$10.12 $11.24 37,567	$10.40 $10.12 39,834	$9.43 $10.40 33,697	$7.35 $9.43 23,207	$11.36 $7.35 19,048	$10.00 7-31-06
FT Franklin Mutual Shares VIP, Class 2 (1774) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$15.04 $16.11 225,157	$13.11 $15.04 192,210	$13.95 $13.11 191,038	$13.17 $13.95 177,480	$10.39 $13.17 168,341	$9.20 $10.39 132,779	$9.41 $9.20 119,708	$8.56 $9.41 110,932	$6.87 $8.56 84,503	$11.05 $6.87 38,972	$10.00 7-31-06
FT Franklin Small Cap Value VIP, Class 2 (1792) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$16.74 $18.31 15,199	$13.00 $16.74 16,168	$14.21 $13.00 17,268	$14.29 $14.21 19,209	$10.61 $14.29 19,923	$9.07 $10.61 15,174	$9.53 $9.07 15,078	$7.52 $9.53 14,687	$5.89 $7.52 11,929	$8.89 $5.89 9,550	$10.00 4-30-07
FT Templeton Foreign VIP, Class 2 (1773) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$11.56 $13.33 122,782	$10.91 $11.56 93,367	$11.80 $10.91 79,345	$13.43 $11.80 79,674	$11.05 $13.43 74,489	$9.46 $11.05 50,564	$10.70 $9.46 43,476	$9.99 $10.70 36,742	$7.37 $9.99 40,249	$12.51 $7.37 22,651	$10.00 7-31-06
FT Templeton Global Bond VIP, Class 2 (1991) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$9.45 $9.52 13,494	$9.29 $9.45 8,570	$9.82 $9.29 11,139	$9.75 $9.82 12,849	$10.00 $9.75 12,063	-	-	-	-	-	$10.00 4-30-13
FT Templeton Growth VIP, Class 2 (1775) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$11.98 $14.03 7,965	$11.05 $11.98 10,263	$11.96 $11.05 14,426	$12.44 $11.96 25,271	$9.62 $12.44 21,982	$8.04 $9.62 20,059	$8.74 $8.04 20,208	$8.24 $8.74 26,859	$6.36 $8.24 26,434	$11.15 $6.36 27,844	$10.00 7-31-06

AC2I - 90

	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008	Inception Value & Date
Guggenheim VT Global Managed Futures Strategy (1981) [27] Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$6.29 $6.75 8,910	$7.46 $6.29 9,495	$7.67 $7.46 9,976	$6.92 $7.67 10,975	$6.82 $6.92 9,218	$7.77 $6.82 11,618	$8.61 $7.77 11,237	$9.02 $8.61 7,012	$9.51 $9.02 5,739	$10.00 $9.51 0	$10.00 11-24-08
Guggenheim VT Long Short Equity (1795) [27] Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$10.33 $11.72 6,347	$10.38 $10.33 6,397	$10.37 $10.38 7,198	$10.20 $10.37 7,368	$8.79 $10.20 7,251	$8.51 $8.79 5,523	$9.22 $8.51 5,462	$8.38 $9.22 3,366	$6.66 $8.38 2,624	$10.00 $6.66 283	$10.00 2-25-08
Guggenheim VT Multi-Hedge Strategies (1796) [28] Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$8.98 $9.20 9,870	$9.13 $8.98 14,929	$9.07 $9.13 16,015	$8.76 $9.07 14,806	$8.72 $8.76 20,249	$8.63 $8.72 31,685	$8.45 $8.63 9,585	$8.05 $8.45 9,292	$8.42 $8.05 8,178	$10.00 $8.42 4,313	$10.00 2-25-08
Invesco V.I. American Franchise, Series II (1767) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$19.37 $24.32 3,439	$19.20 $19.37 4,532	$18.55 $19.20 4,576	$17.34 $18.55 4,614	$12.55 $17.34 4,702	$11.20 $12.55 4,888	$12.10 $11.20 4,894	$10.24 $12.10 4,898	$6.25 $10.24 5,289	$12.43 $6.25 1,441	$10.00 7-31-06
Invesco V.I. American Value, Series II (1701) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$17.11 $18.56 82,185	$15.03 $17.11 39,450	$16.77 $15.03 30,679	$15.50 $16.77 21,401	$11.70 $15.50 18,170	$10.11 $11.70 14,475	$10.15 $10.11 13,668	$8.40 $10.15 15,532	$6.11 $8.40 13,822	$10.00 $6.11 2,490	$10.00 5-1-08
Invesco V.I. Comstock, Series II (1764) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$16.97 $19.72 90,619	$14.67 $16.97 79,692	$15.82 $14.67 79,619	$14.67 $15.82 68,667	$10.94 $14.67 63,741	$9.31 $10.94 41,779	$9.62 $9.31 32,413	$8.41 $9.62 27,138	$6.63 $8.41 26,402	$10.44 $6.63 14,785	$10.00 7-31-06
Invesco V.I. International Growth, Series II (1984) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$10.54 $12.79 67,271	$10.74 $10.54 47,518	$11.15 $10.74 37,572	$11.27 $11.15 26,425	$9.61 $11.27 18,947	$8.43 $9.61 2,718	$10.00 $8.43 0	-	-	-	$10.00 4-29-11
___________________________________ [27] Available in contracts purchased before April 24, 2015. [28] Available in contracts purchased before May 1, 2012.

AC2I - 91

	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008	Inception Value & Date
Invesco V.I. Mid Cap Growth, Series II (1997) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$10.35 $12.49 5,654	$10.00 $10.35 89	-	-	-	-	-	-	-	-	$10.00 4-29-16
Morgan Stanley VIF Emerging Markets Debt, Class II (1793) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$14.41 $15.61 6,411	$13.18 $14.41 6,484	$13.49 $13.18 8,097	$13.27 $13.49 13,843	$14.71 $13.27 15,528	$12.62 $14.71 18,290	$11.95 $12.62 20,385	$11.01 $11.95 19,807	$8.56 $11.01 36,694	$10.19 $8.56 11,290	$10.00 4-27-07
Morgan Stanley VIF Emerging Markets Equity, Class II (1768) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$11.56 $15.44 14,935	$10.97 $11.56 18,045	$12.43 $10.97 20,529	$13.17 $12.43 23,717	$13.47 $13.17 23,536	$11.37 $13.47 26,492	$14.07 $11.37 29,963	$11.97 $14.07 29,368	$7.12 $11.97 18,115	$16.65 $7.12 13,404	$10.00 7-31-06
Morgan Stanley VIF U.S. Real Estate, Class II (1794) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$12.52 $12.73 42,608	$11.89 $12.52 32,001	$11.80 $11.89 31,474	$9.22 $11.80 33,647	$9.17 $9.22 35,648	$8.02 $9.17 33,463	$7.68 $8.02 35,845	$6.00 $7.68 33,660	$4.72 $6.00 32,514	$7.71 $4.72 35,029	$10.00 4-27-07
PIMCO VIT All Asset, Advisor Class (1740) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$12.55 $14.06 10,426	$11.24 $12.55 10,466	$12.52 $11.24 12,197	$12.61 $12.52 14,597	$12.74 $12.61 22,355	$11.23 $12.74 21,968	$11.14 $11.23 21,064	$9.98 $11.14 10,026	$8.31 $9.98 9,470	$10.00 $8.31 8,107	$10.00 2-25-08
PIMCO VIT CommodityRealReturn Strategy, Advisor Class (1739) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$4.44 $4.48 59,901	$3.91 $4.44 64,740	$5.32 $3.91 50,565	$6.62 $5.32 43,535	$7.85 $6.62 42,647	$7.55 $7.85 39,088	$8.26 $7.55 37,735	$6.73 $8.26 33,740	$4.81 $6.73 32,643	$10.00 $4.81 23,030	$10.00 2-25-08
PIMCO VIT Foreign Bond (US Dollar Hedged), Advisor Class (1998) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$10.29 $10.44 194	$10.00 $10.29 0	-	-	-	-	-	-	-	-	$10.00 4-29-16

AC2I - 92

	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008	Inception Value & Date
PIMCO VIT Long-Term U.S. Government, Advisor Class (1989) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$10.04 $10.80 5,762	$10.10 $10.04 4,492	$10.37 $10.10 2,932	$8.46 $10.37 221	$10.00 $8.46 245	-	-	-	-	-	$10.00 4-30-13
PIMCO VIT Low Duration, Advisor Class (1737) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$11.46 $11.47 120,928	$11.44 $11.46 99,585	$11.55 $11.44 137,066	$11.60 $11.55 167,842	$11.76 $11.60 112,388	$11.25 $11.76 204,161	$11.27 $11.25 93,512	$10.84 $11.27 74,404	$9.68 $10.84 55,058	$10.00 $9.68 1,483	$10.00 2-25-08
PIMCO VIT Real Return, Advisor Class (1738) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$12.02 $12.30 24,263	$11.57 $12.02 21,003	$12.04 $11.57 22,276	$11.83 $12.04 29,777	$13.19 $11.83 42,460	$12.29 $13.19 53,307	$11.14 $12.29 38,165	$10.44 $11.14 20,158	$8.93 $10.44 24,627	$10.00 $8.93 10,325	$10.00 2-25-08
PIMCO VIT Total Return, Advisor Class (1736) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$13.58 $14.07 385,661	$13.39 $13.58 322,945	$13.50 $13.39 300,746	$13.11 $13.50 253,455	$13.54 $13.11 259,604	$12.51 $13.54 203,941	$12.23 $12.51 160,681	$11.45 $12.23 116,183	$10.17 $11.45 104,077	$10.00 $10.17 17,003	$10.00 2-25-08
TOPS Managed Risk Moderate Growth ETF, Class 3 (1992) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$10.35 $11.64 51,441	$9.86 $10.35 39,997	$10.67 $9.86 39,953	$10.50 $10.67 36,644	$10.00 $10.50 5,102	-	-	-	-	-	$10.00 4-30-13
Touchstone VST Active Bond (1751) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$13.84 $14.17 51,128	$13.21 $13.84 29,276	$13.54 $13.21 28,657	$13.19 $13.54 16,377	$13.64 $13.19 15,974	$13.11 $13.64 15,090	$12.23 $13.11 20,757	$11.50 $12.23 22,315	$10.12 $11.50 12,161	$10.59 $10.12 5,152	$10.00 7-31-06
Touchstone VST Focused (1747) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$21.03 $23.63 91,678	$18.81 $21.03 118,519	$18.66 $18.81 139,084	$16.69 $18.66 84,082	$12.53 $16.69 88,354	$10.57 $12.53 94,730	$12.05 $10.57 99,026	$10.03 $12.05 104,695	$7.30 $10.03 105,817	$12.24 $7.30 91,144	$10.00 7-31-06

AC2I - 93

	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008	Inception Value & Date
Touchstone VST Large Cap Core Equity (1750) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$16.92 $20.29 34,842	$15.73 $16.92 38,510	$16.57 $15.73 37,585	$14.59 $16.57 33,595	$11.22 $14.59 39,918	$10.13 $11.22 31,928	$9.95 $10.13 29,863	$8.97 $9.95 23,298	$7.31 $8.97 24,772	$11.42 $7.31 20,163	$10.00 7-31-06
Touchstone VST Aggressive ETF (794) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$21.16 $24.54 35,336	$19.83 $21.16 28,047	$20.08 $19.83 31,486	$18.90 $20.08 34,826	$15.55 $18.90 37,156	$13.98 $15.55 33,954	$14.15 $13.98 44,812	$12.64 $14.15 60,308	$10.00 $12.64 48,762	-	$10.00 4-27-09
Touchstone VST Conservative ETF (700) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$15.04 $16.36 63,397	$14.41 $15.04 71,338	$14.61 $14.41 84,204	$14.05 $14.61 93,582	$13.10 $14.05 98,125	$12.42 $13.10 97,769	$12.14 $12.42 107,939	$11.29 $12.14 99,330	$10.00 $11.29 61,786	-	$10.00 4-27-09
Touchstone VST Moderate ETF (1708) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$14.27 $16.03 131,838	$13.51 $14.27 159,508	$13.69 $13.51 165,070	$12.95 $13.69 162,963	$11.26 $12.95 180,079	$10.36 $11.26 193,878	$10.29 $10.36 212,362	$9.36 $10.29 208,385	$8.06 $9.36 179,691	$10.00 $8.06 5,631	$10.00 4-25-08
Touchstone VST Aggressive ETF, Guaranteed Return Plus Option (798) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$20.19 $23.27 5,177	$19.04 $20.19 10,045	$19.40 $19.04 12,204	$18.37 $19.40 12,407	$15.21 $18.37 12,613	$13.75 $15.21 12,808	$14.00 $13.75 13,031	$12.59 $14.00 13,243	$10.00 $12.59 13,475	-	$10.00 4-27-09
Touchstone VST Conservative ETF, Guaranteed Return Plus Option (796) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$14.35 $15.52 7,110	$13.84 $14.35 16,226	$14.12 $13.84 16,761	$13.65 $14.12 17,295	$12.81 $13.65 18,460	$12.22 $12.81 20,452	$12.02 $12.22 21,624	$11.24 $12.02 22,046	$10.00 $11.24 24,244	-	$10.00 4-27-09
Touchstone VST Moderate ETF, Guaranteed Return Plus Option (797) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$17.49 $19.53 0	$16.66 $17.49 1,841	$16.99 $16.66 1,843	$16.17 $16.99 1,845	$14.15 $16.17 1,847	$13.10 $14.15 1,849	$13.09 $13.10 1,851	$11.97 $13.09 1,853	$10.00 $11.97 1,855	-	$10.00 4-27-09

AC2I - 94

Financial Information for Separate Account I of Integrity Life (AnnuiChoice)

For the Variable Account Options we currently offer, the table below shows the following data for AnnuiChoice contracts with a mortality and expense risk charge of 1.00% sold prior to approximately July 31, 2006 (dates vary by state): Unit Value at inception; the number of Units outstanding at December 31 of each year since inception; and the Unit Value at the beginning and end of each period since inception.

	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008	Inception Value & Date
American Funds I.S. Bond, Class 4 (1919) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$9.86 $10.08 0	$10.00 $9.86 0	-	-	-	-	-	-	-	-	$10.00 4-29-16
American Funds I.S. Capital Income Builder, Class 4 (1926) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$9.60 $10.71 800	$9.35 $9.60 705	$10.00 $9.35 0	-	-	-	-	-	-	-	$10.00 4-24-15
American Funds I.S. Global Growth, Class 4 (1921) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$11.11 $14.42 31,521	$11.18 $11.11 31,874	$10.58 $11.18 29,194	$10.48 $10.58 0	$10.00 $10.48 0	-	-	-	-	-	$10.00 12-12-13
American Funds I.S. Growth, Class 4 (1923) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$12.76 $16.16 2,671	$11.80 $12.76 2,290	$11.18 $11.80 1,527	$10.43 $11.18 0	$10.00 $10.43 0	-	-	-	-	-	$10.00 12-12-13
American Funds I.S. Growth-Income, Class 4 (1924) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$12.59 $15.22 42,768	$11.43 $12.59 52,837	$11.41 $11.43 41,116	$10.44 $11.41 893	$10.00 $10.44 0	-	-	-	-	-	$10.00 12-12-13
American Funds I.S. Managed Risk Asset Allocation, Class P2 (1925) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$10.88 $12.37 728	$10.25 $10.88 1,269	$10.46 $10.25 627	$10.27 $10.46 1,240	$10.00 $10.27 0	-	-	-	-	-	$10.00 12-12-13

AC2I - 95

	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008	Inception Value & Date
American Funds I.S. New World, Class 4 (1922) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$9.33 $11.92 2,217	$8.97 $9.33 558	$9.38 $8.97 558	$10.31 $9.38 558	$10.00 $10.31 0	-	-	-	-	-	$10.00 12-12-13
BlackRock Capital Appreciation V.I., Class III (1977) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$14.09 $18.54 3,206	$14.25 $14.09 3,309	$13.50 $14.25 4,500	$12.56 $13.50 3,622	$9.51 $12.56 3,896	$8.46 $9.51 152	$10.00 $8.46 0	-	-	-	$10.00 4-29-11
BlackRock Global Allocation V.I., Class III (1976) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$11.23 $12.64 11,485	$10.93 $11.23 13,126	$11.15 $10.93 15,653	$11.05 $11.15 7,284	$9.75 $11.05 21,538	$8.96 $9.75 19,260	$10.00 $8.96 0	-	-	-	$10.00 4-29-11
BlackRock High Yield V.I., Class III (1917) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$10.65 $11.29 2,785	$10.00 $10.65 642	-	-	-	-	-	-	-	-	$10.00 4-29-16
BlackRock Total Return V.I., Class III (1918) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$9.88 $10.10 0	$10.00 $9.88 0	-	-	-	-	-	-	-	-	$10.00 4-29-16
Columbia Variable Portfolio - Mid Cap Value, Class 1 (1987) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$15.76 $17.72 11,706	$13.95 $15.76 13,976	$14.83 $13.95 22,395	$13.33 $14.83 8,913	$9.77 $13.33 21,439	$8.32 $9.77 2,540	$10.00 $8.32 2,692	-	-	-	$10.00 4-28-11
Columbia Variable Portfolio - Small Cap Value, Class 2 (1972) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$26.53 $29.94 13,332	$20.19 $26.53 5,545	$21.77 $20.19 6,009	$21.34 $21.77 6,331	$16.08 $21.34 5,884	$14.60 $16.08 6,341	$15.71 $14.60 8,088	$12.55 $15.71 5,781	$10.00 $12.55 4,977	-	$10.00 5-2-09

AC2I - 96

	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008	Inception Value & Date
Deutsche Small Cap Index VIP, Class B (760) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$26.25 $29.64 2,737	$21.97 $26.25 3,111	$23.32 $21.97 4,509	$22.55 $23.32 12,533	$16.47 $22.55 13,907	$14.36 $16.47 14,231	$15.20 $14.36 15,982	$12.17 $15.20 25,144	$9.74 $12.17 33,164	$14.98 $9.74 44,661	$10.00
Fidelity VIP Asset Manager, Service Class 2 (707) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$16.66 $18.76 13,057	$16.36 $16.66 13,075	$16.54 $16.36 13,160	$15.83 $16.54 15,226	$13.86 $15.83 15,720	$12.47 $13.86 17,814	$12.97 $12.47 23,726	$11.49 $12.97 25,532	$9.01 $11.49 27,772	$12.81 $9.01 34,481	$10.00
Fidelity VIP Balanced, Service Class 2 (712) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$19.74 $22.69 26,988	$18.64 $19.74 26,806	$18.76 $18.64 27,805	$17.22 $18.76 32,430	$14.59 $17.22 37,102	$12.83 $14.59 39,363	$13.48 $12.83 50,683	$11.56 $13.48 70,136	$8.44 $11.56 51,908	$12.95 $8.44 53,680	$10.00
Fidelity VIP Contrafund, Service Class 2 (709) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$25.55 $30.76 74,161	$23.96 $25.55 86,182	$24.10 $23.96 113,823	$21.80 $24.10 133,457	$16.82 $21.80 165,110	$14.63 $16.82 184,326	$15.20 $14.63 219,705	$13.13 $15.20 252,896	$9.79 $13.13 286,755	$17.25 $9.79 476,509	$10.00
Fidelity VIP Disciplined Small Cap, Service Class 2 (781) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$16.79 $17.75 9,324	$13.86 $16.79 11,958	$14.32 $13.86 8,385	$13.78 $14.32 6,767	$10.09 $13.78 9,075	$8.60 $10.09 8,715	$8.82 $8.60 11,443	$7.13 $8.82 14,172	$5.90 $7.13 19,909	$9.03 $5.90 23,367	$10.00 4-27-07
Fidelity VIP Equity-Income, Service Class 2 (702) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$19.51 $21.76 34,239	$16.74 $19.51 49,360	$17.66 $16.74 53,146	$16.44 $17.66 68,968	$12.99 $16.44 80,437	$11.21 $12.99 91,052	$11.25 $11.21 104,086	$9.89 $11.25 110,628	$7.69 $9.89 145,302	$13.59 $7.69 225,037	$10.00
Fidelity VIP Freedom 2010, Service Class 2 (782) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$13.42 $14.99 0	$12.88 $13.42 0	$13.08 $12.88 0	$12.68 $13.08 851	$11.32 $12.68 398	$10.24 $11.32 413	$10.39 $10.24 429	$9.33 $10.39 447	$7.60 $9.33 463	$10.26 $7.60 477	$10.00 4-30-07

AC2I - 97

	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008	Inception Value & Date
Fidelity VIP Freedom 2015, Service Class 2 (783) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$13.41 $15.24 0	$12.83 $13.41 0	$13.02 $12.83 0	$12.59 $13.02 0	$11.15 $12.59 0	$10.06 $11.15 0	$10.22 $10.06 0	$9.15 $10.22 2,723	$7.39 $9.15 2,723	$10.27 $7.39 2,739	$10.00 4-30-07
Fidelity VIP Freedom 2020, Service Class 2 (784) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$13.20 $15.19 0	$12.60 $13.20 0	$12.78 $12.60 3,100	$12.35 $12.78 3,102	$10.78 $12.35 3,105	$9.63 $10.78 3,107	$9.85 $9.63 3,110	$8.71 $9.85 4,602	$6.84 $8.71 6,740	$10.28 $6.84 23,289	$10.00 4-30-07
Fidelity VIP Freedom 2025, Service Class 2 (785) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$13.71 $15.96 0	$13.07 $13.71 0	$13.27 $13.07 0	$12.78 $13.27 0	$10.79 $12.78 0	$9.49 $10.79 0	$9.82 $9.49 0	$8.59 $9.82 0	$6.68 $8.59 1,560	$10.28 $6.68 0	$10.00 4-30-07
Fidelity VIP Freedom 2030, Service Class 2 (786) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$13.31 $15.91 0	$12.64 $13.31 0	$12.84 $12.64 0	$12.38 $12.84 0	$10.30 $12.38 0	$9.03 $10.30 0	$9.39 $9.03 0	$8.18 $9.39 0	$6.30 $8.18 0	$10.30 $6.30 0	$10.00 4-30-07
Fidelity VIP Government Money Market, Initial Class (1927)* Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$9.85 $9.82 37,997	$9.93 $9.85 50,844	$10.00 $9.93 62,270	-	-	-	-	-	-	-	$10.00 4-24-15
Fidelity VIP Growth, Service Class 2 (703) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$14.34 $19.14 23,232	$14.40 $14.34 25,371	$13.61 $14.40 28,795	$12.38 $13.61 38,891	$9.20 $12.38 31,386	$8.12 $9.20 36,599	$8.20 $8.12 64,576	$6.69 $8.20 87,376	$5.28 $6.69 95,923	$10.12 $5.28 122,286	$10.00
Fidelity VIP High Income, Service Class 2 (705) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$19.57 $20.72 10,409	$17.32 $19.57 17,142	$18.19 $17.32 15,831	$18.21 $18.19 22,159	$17.40 $18.21 26,514	$15.43 $17.40 35,748	$15.02 $15.43 29,733	$13.35 $15.02 35,031	$9.40 $13.35 102,121	$12.68 $9.40 95,222	$10.00

AC2I - 98

	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008	Inception Value & Date
Fidelity VIP Index 500, Service Class 2 (708) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$18.17 $21.84 39,971	$16.45 $18.17 54,837	$16.44 $16.45 59,751	$14.65 $16.44 71,828	$11.22 $14.65 104,022	$9.80 $11.22 95,234	$9.73 $9.80 87,745	$8.57 $9.73 104,363	$6.85 $8.57 132,936	$11.01 $6.85 149,751	$10.00
Fidelity VIP Investment Grade Bond, Service Class 2 (706) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$17.64 $18.16 42,748	$17.05 $17.64 83,410	$17.37 $17.05 83,089	$16.61 $17.37 122,385	$17.13 $16.61 121,062	$16.39 $17.13 133,203	$15.47 $16.39 154,414	$14.53 $15.47 212,092	$12.71 $14.53 270,188	$13.30 $12.71 293,092	$10.00
Fidelity VIP Mid Cap, Service Class 2 (714) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$36.61 $43.69 18,250	$33.04 $36.61 22,831	$33.93 $33.04 24,811	$32.32 $33.93 29,137	$24.03 $32.32 39,400	$21.19 $24.03 52,324	$24.00 $21.19 77,157	$18.86 $24.00 119,991	$13.63 $18.86 140,206	$22.80 $13.63 141,339	$10.00
Fidelity VIP Overseas, Service Class 2 (704)* Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$12.99 $16.71 14,449	$13.85 $12.99 24,199	$13.54 $13.85 24,573	$14.91 $13.54 30,681	$11.57 $14.91 28,496	$9.71 $11.57 34,427	$11.87 $9.71 42,123	$10.62 $11.87 53,726	$8.50 $10.62 62,506	$15.33 $8.50 102,659	$10.00
Fidelity VIP Target Volatility, Service Class 2 (1920) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$10.95 $12.60 0	$10.53 $10.95 0	$10.78 $10.53 0	$10.29 $10.78 0	$10.00 $10.29 0	-	-	-	-	-	$10.00 12-12-13
FT Franklin Growth & Income VIP, Class 2 (771) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$22.92 $26.29 28,253	$20.74 $22.92 40,476	$21.14 $20.74 54,419	$19.57 $21.14 66,673	$15.25 $19.57 82,161	$13.73 $15.25 83,203	$13.54 $13.73 101,876	$11.72 $13.54 109,345	$9.36 $11.72 129,234	$14.57 $9.36 190,638	$10.00
FT Franklin Income VIP, Class 2 (770) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$24.63 $26.75 34,079	$21.82 $24.63 47,013	$23.72 $21.82 52,539	$22.90 $23.72 75,230	$20.30 $22.90 92,586	$18.20 $20.30 119,824	$17.96 $18.20 143,192	$16.10 $17.96 160,007	$11.99 $16.10 200,183	$17.22 $11.99 219,203	$10.00
FT Franklin Large Cap Growth VIP, Class 2 (772) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$21.20 $26.88 2,026	$21.80 $21.20 3,338	$20.85 $21.80 4,811	$18.72 $20.85 5,594	$14.70 $18.72 6,160	$13.22 $14.70 6,311	$13.55 $13.22 12,175	$12.27 $13.55 21,327	$9.55 $12.27 22,991	$14.74 $9.55 20,814	$10.00

AC2I - 99

	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008	Inception Value & Date
FT Franklin Mutual Shares VIP, Class 2 (774) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$24.59 $26.37 17,042	$21.40 $24.59 17,936	$22.74 $21.40 19,665	$21.44 $22.74 35,820	$16.88 $21.44 47,535	$14.93 $16.88 55,703	$15.24 $14.93 70,974	$13.84 $15.24 78,113	$11.09 $13.84 95,030	$17.82 $11.09 102,362	$10.00
FT Franklin Small Cap Value VIP, Class 2 (787) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$16.98 $18.61 4,405	$13.18 $16.98 3,743	$14.37 $13.18 4,154	$14.43 $14.37 3,875	$10.70 $14.43 5,161	$9.13 $10.70 5,969	$9.58 $9.13 11,876	$7.55 $9.58 14,708	$5.90 $7.55 5,437	$8.90 $5.90 18,708	$10.00 4-30-07
FT Templeton Foreign VIP, Class 2 (773) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$20.77 $23.99 8,347	$19.57 $20.77 14,339	$21.14 $19.57 15,766	$24.03 $21.14 18,620	$19.74 $24.03 18,911	$16.86 $19.74 22,955	$19.06 $16.86 34,002	$17.76 $19.06 47,039	$13.09 $17.76 54,054	$22.18 $13.09 63,310	$10.00
FT Templeton Global Bond VIP, Class 2 (1979) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$9.50 $9.59 9,887	$9.33 $9.50 11,929	$9.84 $9.33 15,230	$9.76 $9.84 12,277	$10.00 $9.76 7,754	-	-	-	-	-	$10.00 4-30-13
FT Templeton Growth VIP, Class 2 (775) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$20.57 $24.13 12,631	$18.95 $20.57 12,261	$20.47 $18.95 11,800	$21.28 $20.47 13,533	$16.43 $21.28 15,340	$13.71 $16.43 15,412	$14.88 $13.71 20,127	$14.00 $14.88 25,133	$10.79 $14.00 42,954	$18.89 $10.79 43,809	$10.00
Guggenheim VT Global Managed Futures Strategy (1971) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$6.36 $6.85 0	$7.54 $6.36 0	$7.74 $7.54 0	$6.97 $7.74 0	$6.86 $6.97 80	$7.81 $6.86 1,162	$8.63 $7.81 1,131	$9.04 $8.63 1,131	$9.51 $9.04 49	$10.00 $9.51 0	$10.00 11-24-08
Guggenheim VT Long Short Equity (1777) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$10.17 $11.56 6,310	$10.21 $10.17 6,855	$10.18 $10.21 6,791	$10.00 $10.18 818	$8.60 $10.00 785	$8.32 $8.60 968	$8.99 $8.32 3,932	$8.17 $8.99 3,986	$6.48 $8.17 4,602	$10.00 $6.48 12,730	$10.00 5-1-08
Guggenheim VT Multi-Hedge Strategies (1758) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$8.97 $9.21 1,067	$9.11 $8.97 1,391	$9.03 $9.11 1,627	$8.72 $9.03 5,150	$8.66 $8.72 5,561	$8.56 $8.66 5,788	$8.36 $8.56 5,029	$7.96 $8.36 6,193	$8.31 $7.96 7,077	$10.00 $8.31 8,253	$10.00 5-1-08

AC2I - 100

	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008	Inception Value & Date
Invesco V.I. American Franchise, Series II (767) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$24.98 $31.42 197	$24.73 $24.98 258	$23.85 $24.73 265	$22.27 $23.85 277	$16.09 $22.27 1,234	$14.34 $16.09 1,247	$15.47 $14.34 1,484	$13.07 $15.47 2,035	$7.97 $13.07 7,386	$15.82 $7.97 552	$10.00
Invesco V.I. American Value, Series II (1799) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$17.34 $18.83 191	$15.20 $17.34 994	$16.94 $15.20 1,267	$15.63 $16.94 1,302	$11.79 $15.63 1,380	$10.17 $11.79 831	$10.19 $10.17 2,167	$8.42 $10.19 2,908	$6.11 $8.42 0	$10.00 $6.11 4,303	$10.00 5-1-08
Invesco V.I. Comstock, Series II (764) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$26.97 $31.39 5,463	$23.28 $26.97 11,017	$25.07 $23.28 13,881	$23.21 $25.07 15,094	$17.28 $23.21 16,702	$14.68 $17.28 17,681	$15.15 $14.68 16,506	$13.23 $15.15 18,554	$10.40 $13.23 25,155	$16.37 $10.40 40,549	$10.00
Invesco V.I. International Growth, Series II (1975) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$10.63 $12.92 2,772	$10.81 $10.63 14,118	$11.22 $10.81 14,410	$11.32 $11.22 14,189	$9.63 $11.32 3,466	$8.44 $9.63 1,015	$10.00 $8.44 1,079	-	-	-	$10.00 4-29-11
Invesco V.I. Mid Cap Growth, Series II (1928) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$10.36 $12.53 0	$10.00 $10.36 0	-	-	-	-	-	-	-	-	$10.00 4-29-16
Morgan Stanley VIF Emerging Market Debt, Class II (788) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$14.62 $15.86 1,983	$13.36 $14.62 5,569	$13.65 $13.36 6,464	$13.40 $13.65 7,866	$14,84 $13.40 9,861	$12.71 $14.84 13,467	$12.01 $12.71 12,450	$11.06 $12.01 21,197	$8.58 $11.06 20,769	$10.20 $8.58 18,638	$10.00 4-27-07
Morgan Stanley VIF Emerging Markets Equity, Class II (768) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$30.96 $41.39 5,809	$29.33 $30.96 7,259	$33.17 $29.33 5,036	$35.11 $33.17 4,642	$35.86 $35.11 7,369	$30.22 $35.86 8,555	$37.34 $30.22 10,644	$31.71 $37.34 13,487	$18.83 $31.71 22,998	$43.96 $18.83 20,852	$10.00
Morgan Stanley VIF U.S. Real Estate, Class II (789) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$12.70 $12.94 13,534	$12.04 $12.70 14,671	$11.94 $12.04 16,217	$9.31 $11.94 23,014	$9.25 $9.31 23,535	$8.08 $9.25 28,073	$7.72 $8.08 47,864	$6.02 $7.72 62,520	$4.73 $6.02 63,372	$7.72 $4.73 62,563	$10.00 4-27-07
AC2I - 101

	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008	Inception Value & Date
PIMCO VIT All Asset, Advisor Class (790) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$12.60 $14.15 1,478	$11.28 $12.60 1,826	$12.54 $11.28 3,716	$12.61 $12.54 14,116	$12.72 $12.61 28,084	$11.20 $12.72 21,767	$11.10 $11.20 26,406	$9.92 $11.10 7,769	$8.25 $9.92 5,068	$10.00 $8.25 7,624	$10.00 5-1-08
PIMCO VIT CommodityRealReturn Strategy, Advisor Class (1710) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$4.47 $4.51 1,073	$3.93 $4.47 2,225	$5.34 $3.93 6,761	$6.62 $5.34 6,898	$7.84 $6.62 7,502	$7.54 $7.84 13,162	$8.23 $7.54 23,612	$6.69 $8.23 28,590	$4.77 $6.69 28,934	$10.00 $4.77 22,208	$10.00 5-1-08
PIMCO VIT Foreign Bond (US Dollar Hedged), Advisor Class (1929) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$10.30 $10.46 1,429	$10.00 $10.30 245	-	-	-	-	-	-	-	-	$10.00 4-29-16
PIMCO VIT Long-Term U.S. Government, Advisor Class (1978) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$10.09 $10.88 2,710	$10.14 $10.09 1,749	$10.39 $10.14 2,678	$8.47 $10.39 4,030	$10.00 $8.47 0	-	-	-	-	-	$10.00 4-30-13
PIMCO VIT Low Duration, Advisor Class (1743) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$11.64 $11.67 3,107	$11.61 $11.64 5,305	$11.70 $11.61 10,016	$11.73 $11.70 14,472	$11.88 $11.73 21,091	$11.35 $11.88 48,517	$11.35 $11.35 28,936	$10.90 $11.35 27,394	$9.72 $10.90 25,290	$10.00 $9.72 2,926	$10.00 5-1-08
PIMCO VIT Real Return, Advisor Class (1746) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$12.19 $12.49 10,512	$11.71 $12.19 9,719	$12.17 $11.71 10,543	$11.94 $12.17 12,877	$13.30 $11.94 16,496	$12.36 $13.30 49,415	$11.19 $12.36 45,234	$10.47 $11.19 41,678	$8.94 $10.47 50,150	$10.00 $8.94 12,971	$10.00 5-1-08
PIMCO VIT Total Return, Advisor Class (1755) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$13.56 $14.08 27,796	$13.36 $13.56 39,051	$13.44 $13.36 43,405	$13.03 $13.44 71,605	$13.44 $13.03 85,867	$12.40 $13.44 139,740	$12.10 $12.40 106,618	$11.32 $12.10 116,319	$10.04 $11.32 125,552	$10.00 $10.04 107,654	$10.00 5-1-08

AC2I - 102

	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008	Inception Value & Date
TOPS Managed Risk Moderate Growth ETF, Class 3 (1988) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$10.41 $11.73 0	$9.90 $10.41 0	$10.69 $9.90 614	$10.51 $10.69 656	$10.00 $10.51 0	-	-	-	-	-	$10.00 4-30-13
Touchstone VST Active Bond (751)* Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$16.69 $17.11 18,606	$15.91 $16.69 32,326	$16.27 $15.91 32,661	$15.83 $16.27 44,388	$16.35 $15.83 53,219	$15.69 $16.35 60,818	$14.61 $15.69 55,825	$13.72 $14.61 39,433	$12.06 $13.72 72,001	$12.59 $12.06 95,494	$10.00
Touchstone VST Large Cap Core Equity (750)* Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$18.37 $22.06 16,830	$17.05 $18.37 21,308	$17.94 $17.05 25,784	$15.77 $17.94 32,080	$12.11 $15.77 37,032	$10.91 $12.11 51,167	$10.70 $10.91 59,406	$9.63 $10.70 103,006	$7.84 $9.63 126,849	$12.23 $7.84 113,573	$10.00
Touchstone VST Focused (747)* Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$31.36 $35.28 72,844	$28.00 $31.36 84,736	$27.74 $28.00 96,413	$24.77 $27.74 59,945	$18.56 $24.77 68,557	$15.63 $18.56 87,375	$17.81 $15.63 99,900	$14.79 $17.81 114,572	$10.75 $14.79 138,867	$18.01 $10.75 177,599	$10.00
Touchstone VST Aggressive ETF (1782) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$17.80 $20.68 29,753	$16.66 $17.80 33,709	$16.84 $16.66 35,946	$15.83 $16.84 42,457	$13.01 $15.83 53,207	$11.67 $13.01 30,006	$11.79 $11.67 67,356	$10.52 $11.79 87,681	$8.73 $10.52 69,429	$12.45 $8.73 21,800	$10.00
Touchstone VST Conservative ETF (1780) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$15.56 $16.96 8,381	$14.89 $15.56 10,886	$15.07 $14.89 11,329	$14.47 $15.07 48,437	$13.47 $14.47 53,141	$12.75 $13.47 69,153	$12.45 $12.75 73,509	$11.56 $12.45 65,361	$10.44 $11.56 64,694	$11.65 $10.44 66,563	$10.00
Touchstone VST Moderate ETF (1781)* Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$17.06 $19.20 97,572	$16.13 $17.06 105,732	$16.32 $16.13 111,623	$15.42 $16.32 130,696	$13.39 $15.42 162,678	$12.30 $13.39 231,775	$12.20 $12.30 280,200	$11.08 $12.20 306,291	$9.53 $11.08 312,727	$12.08 $9.53 365,743	$10.00
Touchstone VST Aggressive ETF, Guaranteed Return Plus Option (793) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$20.43 $23.58 0	$19.23 $20.43 0	$19.57 $19.23 0	$18.50 $19.57 0	$15.29 $18.50 0	$13.81 $15.29 0	$14.04 $13.81 0	$12.60 $14.04 0	$10.00 $12.60 0	-	$10.00 4-27-09

AC2I - 103

	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008	Inception Value & Date
Touchstone VST Conservative ETF, Guaranteed Return Plus Option (791) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$14.52 $15.73 0	$13.98 $14.52 0	$14.24 $13.98 0	$13.75 $14.24 0	$12.88 $13.75 0	$12.27 $12.88 0	$12.05 $12.27 0	$11.25 $12.05 0	$10.00 $11.25 971	-	$10.00 4-27-09
Touchstone VST Moderate ETF, Guaranteed Return Plus Option (792) Unit value at beginning of period Unit value at end of period Units outstanding at end of period	$17.70 $19.79 0	$16.83 $17.70 0	$17.14 $16.83 0	$16.28 $17.14 0	$14.23 $16.28 2,428	$13.15 $14.23 2,517	$13.12 $13.15 2,621	$11.99 $13.12 2,728	$10.00 $11.99 2,828	-	$10.00 4-27-09

* Available in the Touchstone Choice Variable Annuity, as well as the AnnuiChoice

AC2I - 104

Appendix B – Withdrawal Charge Examples

We allow two ways for you to request withdrawals. In the first method, you receive the amount requested, and any withdrawal charge is taken from the Account Value. This reduces your Account Value by the amount of the withdrawal charge in addition to the amount you requested. This is the method used unless you request otherwise or unless you have elected one of the GLIA Riders. In the second method, you receive less than you requested if a withdrawal charge applies because the Account Value is reduced by the amount of the requested withdrawal and any withdrawal charge is taken from that amount.

For both methods, withdrawals are attributed to amounts in the following order:

1.	any Free Withdrawal Amount (except in the case of a surrender);

2.	contributions that are no longer subject to a withdrawal charge and have not yet been withdrawn (contributions are withdrawn from oldest to youngest);

3.	contributions subject to a withdrawal charge that have not yet been withdrawn (contributions are withdrawn from oldest to youngest);

4.	any gain, interest or other amount that is not considered a contribution.

Example Assumptions
Expese assumptions assume one contribution is made, no previous withdrawals have been taken, no MVA applies to the withdrawal and the Account Value at the time of the withdrawal is higher than the Account Value on the most recent Contract Anniversary:

Contribution:	$50,000
Account Value before withdrawal:	$60,000
Requested withdrawal:	$16,000
Withdrawal charge percentage applicable to the contribution:	6%

Taxes are not considered in this example.

Using the First Method

The Free Withdrawal Amount is calculated as:

$6,000 = $60,000 (Account Value on the date of the withdrawal) x 10% (free withdrawal percentage) - $0 (previous partial withdrawals during the current Contract Year).

After first applying the withdrawal to the Free Withdrawal Amount, the amount of the withdrawal still to be applied is:

$10,000 = $16,000 (requested withdrawal) - $6,000 (Free Withdrawal Amount).

There are no contributions that are no longer subject to a withdrawal charge, so the withdrawal is next applied to the contribution subject to a withdrawal charge. The withdrawal charge for this method is calculated as:

$638.30 = $10,000 (portion of the withdrawal still to be attributed) x 6% (withdrawal charge percentage) divided by (1 – 6%) (one minus the withdrawal charge percentage).

Using this method, you will receive $16,000; however, the total Account Value withdrawn is:

$16,638.30 = $16,000 (requested withdrawal) + $638.30 (withdrawal charge).

AC2I - 105

The amount of contribution still subject to a withdrawal charge is:

$39,361.70 = $50,000 (contribution) - $10,638.30 (portion of withdrawal attributed to contribution including the withdrawal charge).

Note, the withdrawal charge does not just apply to the contribution withdrawn ($10,000 x 6%). It also applies to the withdrawal charge itself as indicated by the (1- 6%) factor in the withdrawal charge formula.

Using the Second Method

The Free Withdrawal Amount is calculated as:

$6,000 = $60,000 (Account Value on the date of the withdrawal) x 10% (free withdrawal percentage) - $0 (previous partial withdrawals during the current Contract Year).

After first applying the withdrawal to the Free Withdrawal Amount, the amount of the withdrawal still to be attributed is:

$10,000 = $16,000 (requested withdrawal) - $6,000 (Free Withdrawal Amount).

There are no contributions that are no longer subject to a withdrawal charge, so the withdrawal is next applied to the contribution subject to a withdrawal charge. The withdrawal charge for this method is calculated as:

$600 = $10,000 (portion of the withdrawal still to be attributed) x 6% (withdrawal charge percentage).

Using this method, the total Account Value withdrawn is $16,000; however, you will receive:

$15,400 = $16,000 (requested withdrawal) - $600 (withdrawal charge).

The amount of contribution still subject to a withdrawal charge is:

$40,000 = $50,000 (contribution) - $10,000 (portion of withdrawal attributed to contribution including the withdrawal charge).

Note the second method will produce the same withdrawal charge as the first method if the requested withdrawal under the second method is the same as the total Account Value withdrawn in the first method. For example, a requested withdrawal of $16,638.30 using the second method produces the same $638.30 withdrawal charge as shown in the first method above.

This example is for illustrative purposes only and does not predict results.

AC2I - 106

Appendix C

Illustration of a Market Value Adjustment

The following examples illustrate how the MVA and the withdrawal charge may affect the value of a GRO upon a withdrawal. See Part 3, subsection titled “Market Value Adjustment” for more information, including the formula.

The MVA formula contains a factor of .0025. This represents a payment to us for the cost of processing the withdrawal and MVA. We receive this portion whether the MVA increases or decreases the GRO Value.

Assumptions:

•	Contribution to a GRO - $50,000.00

•	Guarantee Period - 7 Years

•	Withdrawal - at the end of year three of the 7-year Guarantee Period

•	No prior partial withdrawals or transfers

•	Guaranteed Interest Rate - 5% Annual Effective Rate

The GRO Value for this $50,000.00 contribution is $70,110.76 at the end of the Guarantee Period. After three years, the GRO Value is $57,786.68.

The MVA will be based on the Guaranteed Interest Rate (A in the MVA formula) and the current rate we are offering at the time of the withdrawal on new contributions to GROs (B in the MVA formula) for the Guarantee Period equal to the time remaining in your Guarantee Period, rounded to the next lower number of complete months (N in the MVA formula). If we do not declare a current rate for the exact time remaining, we will use a formula to find a rate using Guarantee Periods closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Guarantee Period. These examples also show the withdrawal charge, which would be calculated separately.

Examples of a Downward Market Value Adjustment:

A downward MVA results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased since the beginning of the 7-year Guarantee Period. At the time of the withdrawal, the current rate for new contributions and transfers to a 4-year Guarantee Period is 6.25%.

Full Withdrawal

Upon a full withdrawal, the MVA factor would be: -0.0551589 = [(1 + .05)48/12 / (1 + .0625 + .0025)48/12] - 1

The MVA is a reduction of $3,187.45 in the value of the GRO: -$3,187.45= -0.0551589 x $57,786.68

The Adjusted Account Value would be: $54,599.23= $57,786.68 - $3,187.45

A withdrawal charge of 7% would be assessed against the $50,000.00 original contribution:

$3,500.00 = $50,000.00 x .07

Thus, the amount payable on a full withdrawal would be: $51,099.23 = $57,786.68 – $3,187.45 – $3,500.00

Partial Withdrawal

If instead of a full withdrawal, $20,000.00 was requested, we would first determine the Free Withdrawal Amount:

$5,778.67 = $57,786.68 x .10

The amount subject to a 7% withdrawal charge (non-free amount) would be: $14,221.33 = $20,000 – $5,778.67

AC2I - 107

The MVA, which is only applicable to the non-free amount, and which is subject to the 7% withdrawal charge, would be:

- $784.43 = -0.0551589 x $14,221.33

The withdrawal charge would be: $1,129.47 = [($14,221.33 (the non-free amount) + $784.43 (the negative MVA)) / (1-.07) a factor used to calculate the 7% withdrawal charge and adjust the withdrawal charge to include a withdrawal charge on itself)] – ($14,221.33 + $784.43)

Thus, the total amount of Account Value needed to provide $20,000.00 after the MVA and withdrawal charge would be:

$21,913.90 = $20,000.00 + $784.43 + $1,129.47

The value remaining in the GRO after the withdrawal would be: $35,872.78 = $57,786.68 – $21,913.90

Examples of an Upward Market Value Adjustment:

An upward MVA results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased since the beginning of the 7-year Guarantee Period. At the time of the withdrawal, the current rate for new contributions and transfers to a 4-year Guarantee Period is 4%.

Full Withdrawal

Upon a full withdrawal, the MVA would be:

0.0290890 = [(1 + .05)48/12 / (1 + .04 + .0025)48/12] - 1

The MVA is an increase of $1,680.96 to the value in the GRO: $1,680.96 = 0.0290890 x $57,786.68

The Adjusted Account Value would be: $59,467.64 = $57,786.68 + $1,680.96

A withdrawal charge of 7% would be assessed against the $50,000.00 original contribution:

$3,500.00 = $50,000.00 x .07

Thus, the amount payable on a full withdrawal would be: $55,967.64 = $57,786.68 + $1,680.96 - $3,500.00

Partial Withdrawal

If instead of a full withdrawal, $20,000.00 was requested, the Free Withdrawal Amount and non-free amount (which is subject to a 7% withdrawal charge) would first be determined as above:

Free Amount = $ 5,778.67        Non-Free Amount = $14,221.33

The MVA, which is only applicable to the non-free amount, and which is subject to the 7% withdrawal charge, would be:
$413.68 = 0.0290890 x $14,221.33

The withdrawal charge would be: $1,039.29 = [($14,221.33 (the non-free amount) – $413.68 (the positive MVA) / (1-.07) a factor used to calculate the 7% withdrawal charge and adjust the withdrawal charge to include a withdrawal charge on itself)] – ($14,221.33 – $413.68)

Thus, the total amount of Account Value needed to provide $20,000.00 after the MVA and withdrawal charge would be:
$20,625.61 = $20,000 – $413.68 + $1,039.29

AC2I - 108

The value remaining in the GRO after the withdrawal would be: $37,161.07 = $57,786.68 – $20,625.61

Actual MVAs will have a greater or lesser impact than shown in the examples, depending on the actual change in current interest rate and the timing of the withdrawal in relation to the time remaining in the Guarantee Period.

The MVA operates in a similar manner for transfers, except no withdrawal charge applies to transfers.

This example is for illustrative purposes only and does not predict results.

AC2I - 109

Appendix D
Parties to the Contract

Owner
•    Chooses parties to the contract.
•    Can change beneficiaries any time before death of owner or annuitant.
•    Has right to withdrawals and annuity payments while the Annuitant is alive and responsibility to pay taxes on such payments.
•    Responsible for any tax penalties for withdrawals taken before age 59½.
•    Responsible for taking required minimum distributions on qualified contracts.

Annuitant
•    Must be a natural person.
•    The measuring life for the Annuity Benefit.
•    The Annuitant’s death triggers the payment of the Death Benefit, unless there is a contingent Annuitant.
•    Has no rights under the contract.

Joint Owner (Optional)
•    Shares in all ownership rights with owner.
•    Will be co-payee on all withdrawals and annuity payments with the owner.
•    Both joint owners must execute all choices and changes to the contract.
•    If either owner or joint owner dies, both are considered to be deceased and a Distribution on Death will be paid to the owner’s beneficiary. The joint owner is not the owner’s beneficiary.
Contingent Annuitant (Optional) • Must be a natural person. If still alive when the primary Annuitant dies, will become the Annuitant under the contract. • Has no rights in the contract.

Owner’s Beneficiary
•    Must be designated by the owner as owner's beneficiary.
•    Must receive a Distribution on Death of owner if the Annuitant is still alive.
•    Responsible for taxes on distribution.
•    If owner’s beneficiary is not alive at owner’s death, the Distribution on Death of owner is paid to the owner’s estate.

Annuitant’s Beneficiary
•    Must be designated by the owner as the Annuitant's beneficiary.
•    Is entitled to the Death Benefit under the contract when the Annuitant dies.
•    Is generally responsible for paying any taxes due on the Death Benefit paid.
•    If Annuitant’s beneficiary is not alive at Annuitant’s death, the Death Benefit is paid to the Annuitant’s estate.

AC2I - 110

Appendix D – continued
Guide to Spousal Continuation

Owner*	Owner’s Beneficiary	Annuitant	Annuitant’s Beneficiary	Spousal Continuation Available When Owner Dies?	Spousal Continuation Available When Annuitant Dies?
Spouse 1	Spouse 2	Spouse 1	Spouse 2	Yes. Enhanced Spousal Continuation available, which includes an increase in Account Value for any enhanced Death Benefit.	Yes. Enhanced Spousal Continuation available, which includes an increase in the Account Value for any enhanced Death Benefit.
Spouse 1	Spouse 2	Spouse 2	Spouse 1	Yes. Standard Spousal Continuation only. No increase in Account Value because Annuitant is still alive.	No. Death benefit is paid to Spouse 1.
Spouse 1	Spouse 2	Spouse 1	Non-spouse	No. Death Benefit is paid to Annuitant’s beneficiary (Non-spouse).	No. Death benefit is paid to Annuitant’s beneficiary (Non-spouse).
Spouse 1	Non-spouse	Spouse 1	Spouse 2	No. Owner’s beneficiary is non-spouse.	No. Death Benefit is paid to Spouse 2.
Spouse 1	Spouse 2	Non-spouse	Non-spouse	Yes. Standard Spousal Continuation only. No increase in Account Value because Annuitant is still alive.	No. Death Benefit is paid to Annuitant’s beneficiary (Non-spouse).
Non-spouse	Non-spouse	Spouse 1	Spouse 2	No.	No. Death Benefit is paid to Spouse 2.

*In the case of joint owners, the distribution requirements are applied at the first death.
The joint owner is not the owner’s beneficiary.

AC2I - 111

Appendix E-1

Illustration of Guaranteed Lifetime Income Advantage

The following examples demonstrate how the Rider works, based on the stated assumptions. These examples are for illustration only, and do not predict future investment results.

Example #1

This example illustrates the Spousal Rider where withdrawals equal to the Lifetime Payout Amount (LPA), as well as Nonguaranteed Withdrawals, have been taken, an additional contribution has been made, and Bonuses and Step-Ups have been applied. It also illustrates payments for the life of the Primary and Spousal Annuitant even though the Account Value has been reduced to zero. All amounts in the table are rounded to the nearest $1.00 in this example.

Assumptions:

•	Primary Annuitant's age on date GLIA Rider is purchased = 55; Spousal Annuitant's age on date GLIA Rider is purchased = 52

•	Initial contribution = $100,000; additional contribution = $10,000 in Contract Year 10

•	Nonguaranteed Withdrawal equal to $5,000 in Contract Year 8; Nonguaranteed Withdrawal of $776 in Contract Year 14

•	Withdrawals equal to LPA in Contract Years 9-13, and Contract Years 15+

•	No withdrawals were taken that would result in withdrawal charges under the contract.

•	The contract is not a Qualified Annuity contract.

•	The Rider remains in effect during the period covered in this example.

AC2I - 112

Contract Year	Primary Annuitant's Age on APD*	Spousal Annuitant's Age on APD	Contribu-tions	LPA	Annual Withdrawal	Adjusted Nonguaranteed Withdrawal	Hypothetical Account Value on APD (A)	Bonus	Bonus Base	Step-Up Base	Payment Base at end of APD (B)
1	55	52	$100,000	N/A	$0	$0	$104,500	$4,000 (C)	$104,000 (C)	$104,500 (D)	$104,500
2	56	53	$0	N/A	$0	$0	$107,635	$4,000 (C)	$108,000 (C)	$107,635 (D)	$108,000
3	57	54	$0	N/A	$0	$0	$111,940	$4,000 (C)	$112,000 (C)	$111,940 (D)	$112,000
4	58	55	$0	N/A	$0	$0	$115,310	$4,000 (C)	$116,000 (C)	$115,310 (D)	$116,000
5	59	56	$0	N/A	$0	$0	$113,004	$4,000 (C)	$120,000 (C)	$115,310	$120,000
6	60	57	$0	N/A	$0	$0	$113,004	$4,000 (C)	$124,000 (C)	$115,310	$124,000
7	61	58	$0	N/A	$0	$0	$108,483	$4,000 (C)	$128,000 (C)	$115,310	$128,000
8	62	59	$0	N/A	$5,000 (E)	$5,784 (E)	$105,653	$0	$122,216 (E)	$109,526 (E)	$122,216
9	63	60	$0	$4,889(F)	$4,889	$0	$100,764	$0	$122,216	$109,526	$122,216
10	64	61	$10,000(G)	$5,289 (G)	$5,289	$0	$103,261	$0	$132,216 (G)	$119,526 (G)	$132,216
11	65	62	$0	$5,289	$5,289	$0	$99,005	$0	$132,216	$119,526	$132,216
12	66	63	$0	$5,289	$5,289	$0	$89,756	$0	$132,216	$119,526	$132,216
13	67	64	$0	$5,289	$5,289	$0	$86,262	$0	$132,216	$119,526	$132,216
14	68	65	$0	$5,289	$6,065 (H)	$1,254 (H)	$81,060	$0	$130,962 (H)	$118,272 (H)	$130,962
15	69	66	$0	$5,238 (H)	$5,238	$0	$76,632	$0	$130,962	$118,272	$130,962
16	70	67	$0	$5,238	$5,238	$0	$74,459	$0	$130,962	$118,272	$130,962
17	71	68	$0	$5,238	$5,238	$0	$69,965	$0	$130,962	$118,272	$130,962
18	72	69	$0	$5,238	$5,238	$0	$63,327	$0	$130,962	$118,272	$130,962
19	73	70	$0	$5,238	$5,238	$0	$54,922	$0	$130,962	$118,272	$130,962
20	74	71	$0	$5,238	$5,238	$0	$51,881	$0	$130,962	$118,272	$130,962
21	75	72	$0	$5,238	$5,238	$0	$46,124	$0	$130,962	$118,272	$130,962
22	76	73	$0	$5,238	$5,238	$0	$42,269	$0	$130,962	$118,272	$130,962
23	77	74	$0	$5,238	$5,238	$0	$38,298	$0	$130,962	$118,272	$130,962
24	78	75	$0	$5,238	$5,238	$0	$31,528	$0	$130,962	$118,272	$130,962
25	79	76	$0	$5,238	$5,238	$0	$24,713	$0	$130,962	$118,272	$130,962
26	80	77	$0	$5,238	$5,238	$0	$18,733	$0	$130,962	$118,272	$130,962
27	81	78	$0	$5,238	$5,238	$0	$14,431	$0	$130,962	$118,272	$130,962
28	82	79	$0	$5,238	$5,238	$0	$9,626	$0	$130,962	$118,272	$130,962
29	83	80	$0	$5,238	$5,238	$0	$4,195	$0	$130,962	$118,272	$130,962
30	84	81	$0	$5,238 (I)	$5,238	$0	$0	$0	$130,962	$118,272	$130,962
31+	85	82	$0	$5,238	$5,238	$0	$0	$0	$130,962	$118,272	$130,962
_______________________________________________
* APD = Annual Processing Date

AC2I - 113

(A) The hypothetical Account Value includes deduction of all fees and is after any applicable withdrawal.

(B) The Payment Base is always the greater of the Bonus Base and Step-Up Base.

(C) A Bonus was added to the Bonus Base in Contract Years 1 - 7 because no withdrawals were taken during those Contract Years. The Bonus amount is the Bonus Percentage, which is 4.00% in each of these years, times the total contributions minus total withdrawals, which is $100,000 for each year.

For example, the Bonus in Contract Year 1 is calculated as follows:

•	4.00% (Bonus Percentage) X $100,000 (total contributions) – 4.00% (Bonus Percentage) X $0 (total withdrawals) = $4,000 Bonus amount. This calculation is the same in each of the 7 years.

The Bonus Base after the Bonus in Contract Year 1 is $100,000+ $4,000 = $104,000; the Bonus Base after the Bonus in Contract Year 2 is $104,000+ $4,000 = $108,000; the Bonus Base after the Bonus in Contract Year 3 is $108,000+ $4,000 = $112,000; the Bonus Base after the Bonus in Contract Year 4 is $112,000+ $4,000 = $116,000; the Bonus Base after the Bonus in Contract Year 5 is $116,000+ $4,000 = $120,000; the Bonus Base after the Bonus in Contract Year 6 is $120,000+ $4,000 = $124,000; the Bonus Base after the Bonus in Contract Year 7 is $124,000+ $4,000 = $128,000.

(D) In Contract Year 1, the Step-Up Base increases to $104,500 because the hypothetical Account Value ($104,500) is larger than the Step-Up Base in Contract Year 1($100,000). After the Step-Up, the Step-Up Base ($104,500) is larger than the Bonus Base ($104,000) and therefore the Payment Base is equal to the Step-Up Base of $104,500. In Contract Years 2-4, the Step-Up Base increases to the Account Value, because the Account Value is larger than the previous years' Step-Up Base, however the Payment Base is not affected because the Bonus Base is higher than the Step-Up Base in each Contract Year. In Contract Years 5+, the Step-Up Base is always larger than the Account Value, and thus is not stepped up.

(E) In Contract Year 8, the younger spouse has not yet reached age 60, which means it is prior to the LPA Eligibility Date. Therefore, the entire $5,000 withdrawal is a Nonguaranteed Withdrawal. The Adjusted Nonguaranteed Withdrawal amount is the Nonguaranteed Withdrawal amount multiplied by the greater of 1 or the ratio of the Payment Base to Account Value, where both values are calculated immediately before the Nonguaranteed Withdrawal. For this calculation, the Account Value before the withdrawal is $110,653, equal to the Account Value after withdrawal ($105,653) plus the withdrawal amount ($5,000). It is calculated as follows:

•	$5,000 (Nonguaranteed Withdrawal amount) x 1.1568 ($128,000 Payment Base divided by $110,653 Account Value) = $5,784 (Adjusted Nonguaranteed Withdrawal amount)

The Bonus Base and the Step-Up Base (and therefore the Payment Base) are reduced by the amount of the Adjusted Nonguaranteed Withdrawal:

•	$128,000 Bonus Base – $5,784 Adjusted Nonguaranteed Withdrawal amount = $122,216 Bonus Base after the Nonguaranteed Withdrawal

•	$115,310 Step-Up Base - $5,784 Adjusted Nonguaranteed Withdrawal amount = $109,526 Step-Up Base after the Nonguaranteed Withdrawal

(F) In Contract Year 9, the LPA is determined, since this is the first withdrawal on or after the Age 60 Contract Anniversary. The LPA is the Withdrawal Percentage times the Payment Base:

AC2I - 114

•	4.0% (Withdrawal Percentage) X $122,216 (Payment Base) =$4,889 (LPA)

(G) The $10,000 additional contribution made at the beginning of Contract Year 10 increases the Bonus Base and Step-Up Base (and therefore the Payment Base) dollar-for-dollar.

•	$122,216 Bonus Base + $10,000 additional contribution amount = $132,216 Bonus Base after the additional contribution.

•	$109,526 Step-Up Base + $10,000 additional contribution amount = $119,526 Step-Up Base after the additional contribution.

The LPA is recalculated using the Withdrawal Percentage times the Payment Base after the additional contribution:

•	4.0% (Withdrawal Percentage) X $132,216 (Payment Base) =$5,289 (LPA)

(H) In Contract Year 14, A Nonguaranteed Withdrawal in the amount of $776 ($6,065 amount withdrawn - $5,289 LPA) is taken. The Adjusted Nonguaranteed Withdrawal amount is the Nonguaranteed Withdrawal amount multiplied by the greater of 1 or the ratio of the Payment Base to Account Value, where both values are calculated immediately before the Nonguaranteed Withdrawal. For this calculation, the Account Value before the withdrawal is $81,836, equal to the Account Value after withdrawal ($81,060) plus the withdrawal amount ($776). It is calculated as follows:

•	$776 (Nonguaranteed Withdrawal amount) x 1.6156 ($132,216 Payment Base divided by $81,836 Account Value) = $1,254 (Adjusted Nonguaranteed Withdrawal amount)

The Bonus Base and Step-Up Base (and therefore the Payment Base) are reduced by the Adjusted Nonguaranteed Withdrawal amount:

•	$132,216 Bonus Base - $1,254 Adjusted Nonguaranteed Withdrawal amount = $130,962 Bonus Base after the Nonguaranteed Withdrawal.

•	$119,526 Step-Up Base - $1,254 Adjusted Nonguaranteed Withdrawal amount = $118,272 Step-Up Base after the Nonguaranteed Withdrawal

The LPA is recalculated after the withdrawal as 4.0% of the Payment Base after the withdrawal: $130,962 x 4.0% = $5,238.

(I) In Contract Year 30, the Account Value is reduced to zero; however the Payment Base is greater than zero. Therefore, the Rider enters Guaranteed Payment Phase and payments of the LPA continue.

AC2I - 115

Example #2
This example illustrates the Individual Rider where withdrawals equal to the LPA, as well as Nonguaranteed Withdrawals have been taken, and Bonuses have been applied. It also illustrates the termination of the Rider if the Account Value is reduced to zero by a Nonguaranteed Withdrawal. All amounts in the table are rounded to the nearest $1.00 in this example.

Assumptions:

•	Annuitant's age on date GLIA Rider is purchased = 55

•	Initial contribution = $100,000; no additional contributions

•	Withdrawals equal to LPA in Contract Years 6-7, 9-13

•	Nonguaranteed Withdrawal in Contract Year 8 in the amount of $20,200

•	Full Account Value withdrawn in Contract Year 14

•	No withdrawals were taken that would result in withdrawal charges under the contract.

•	The contract is not a Qualified Annuity contract.

•	The Rider remains in effect during the period covered in this example.

Contract Year	Annuitant's Age on APD*	Contributions	LPA	Annual Withdrawal	Adjusted Nonguaranteed Withdrawal	Hypothetical Account Value on APD (A)	Bonus	Bonus Base	Step-Up Base	Payment Base at end of APD (B)
1	55	$100,000	N/A	$0	$0	$99,000	$4,000 (C)	$104,000 (C)	$100,000 (D)	$104,000
2	56		N/A	$0	$0	$98,010	$4,000 (C)	$108,000 (C)	$100,000	$108,000
3	57		N/A	$0	$0	$95,070	$4,000(C)	$112,000 (C)	$100,000	$112,000
4	58		N/A	$0	$0	$92,218	$4,000(C)	$116,000 (C)	$100,000	$116,000
5	59		N/A	$0	$0	$91,295	$4,000 (C)	$120,000 (C)	$100,000	$120,000
6	60		$4,800 (E)	$4,800(E)	$0	$87,408	$0	$120,000	$100,000	$120,000
7	61		$4,800	$4,800	$0	$83,482	$0	$120,000	$100,000	$120,000
8	62		$4,800	$25,000 (F)	$30,484 (F)	$59,317	$0	$89,516(F)	$69,516(F)	$89,516
9	63		$3,581(F)	$3,581	$0	$55,143	$0	$89,516	$69,516	$89,516
10	64		$3,581	$3,581	$0	$51,011	$0	$89,516	$69,516	$89,516
11	65		$3,581	$3,581	$0	$44,880	$0	$89,516	$69,516	$89,516
12	66		$3,581	$3,581	$0	$41,748	$0	$89,516	$69,516	$89,516
13	67		$3,581	$3,581	$0	$38,168	$0	$89,516	$69,516	$89,516
14	68		$3,581	$38,168 (G)	N/A	$0	$0	$0	$0	$0
15	69		$0	$0	$0	$0	$0	$0	$0	$0
_______________________________________________
* APD = Annual Processing Date

AC2I - 116

(A) The hypothetical Account Value includes deduction of all fees and is after any applicable withdrawal.

(B) The Payment Base is always the greater of the Bonus Base and Step-Up Base.

(C) A Bonus was added to the Bonus Base in Contract Years 1 - 5 because no withdrawals were taken during those Contract Years. The Bonus amount is the Bonus Percentage, which is 4.00% in each of these years, times the total contributions minus total withdrawals, which is $100,000 for each year.

For example, the Bonus in Contract Year 1 is calculated as follows:

•	4.00% (Bonus Percentage) X $100,000 (total contributions) - 4.00% (Bonus Percentage) X $0 (total withdrawals) = $4,000 Bonus amount. This calculation is the same in each of the 5 years.

The Bonus Base after the Bonus in Contract Year 1 is $100,000+ $4,000 = $104,000; the Bonus Base after the Bonus in Contract Year 2 is $104,000+ $4,000 = $108,000; the Bonus Base after the Bonus in Contract Year 3 is $108,000+ $4,000 = $112,000; the Bonus Base after the Bonus in Contract Year 4 is $112,000+ $4,000 = $116,000; the Bonus Base after the Bonus in Contract Year 5 is $116,000+ $4,000 = $120,000.

(D) In each Contract Year, the hypothetical Account Value is less than the Step-Up Base and thus, the Step-Up Base is not stepped up.

(E) In Contract Year 6, the LPA is determined, since this is the first withdrawal on or after the Age 60 Contract Anniversary. The LPA is the Withdrawal Percentage times the Payment Base:

•	4.0% (Withdrawal Percentage) X $120,000 (Payment Base) =$4,800 (LPA)

(F) A Nonguaranteed Withdrawal in the amount of $20,200 ($25,000 amount withdrawn - $4,800 LPA) is taken in Contract Year 8. The Adjusted Nonguaranteed Withdrawal amount is the Nonguaranteed Withdrawal amount multiplied by the greater of 1 or the ratio of the Payment Base to Account Value, where both values are calculated immediately before the Nonguaranteed Withdrawal. For this calculation, the Account Value before the withdrawal is $79,517, equal to the Account Value after withdrawal ($59,317) plus the Nonguaranteed Withdrawal amount ($20,200). It is calculated as follows:

•	$20,200 (Nonguaranteed Withdrawal amount) x 1.5091 ($120,000 Payment Base divided by $79,517 Account Value) = $30,484 (Adjusted Nonguaranteed Withdrawal amount)

The Bonus Base and Step-Up Base (and therefore the Payment Base) are reduced by the Adjusted Nonguaranteed Withdrawal amount.

•	$120,000 Bonus Base - $30,484 Adjusted Nonguaranteed Withdrawal amount = $89,516 Bonus Base after the Nonguaranteed Withdrawal

•	$100,000 Step-Up Base - $30,484 Adjusted Nonguaranteed Withdrawal amount = $69,516 Step-Up Base after the Nonguaranteed Withdrawal

The LPA is recalculated after the withdrawal as 4.0% of the Payment Base after the withdrawal: $89,516 x 4.0% = $3,581.

(G) A Nonguaranteed Withdrawal reduces the Account Value to zero in Contract Year 14 and the Rider and annuity contract terminate.

AC2I - 117

Appendix E-2

Illustration of Guaranteed Lifetime Income Advantage Plus

The following examples demonstrate how the Rider works, based on the stated assumptions. These examples are for illustration only, and do not predict future investment results.

Example #1

This example illustrates the Spousal Rider where withdrawals equal to the Lifetime Payout Amount (LPA), as well as Nonguaranteed Withdrawals have been taken, an additional contribution has been made, and Roll-Ups and Step-Ups have been applied. It also illustrates payments for the life of the Primary Annuitant and Spousal Annuitant even though the Account Value has been reduced to zero. All amounts in the table are rounded to the nearest $1.00 in this example.

Assumptions:

•	Primary Annuitant's age on the Contract Date = 55; Spousal Annuitant's age on the Contract Date = 52

•	Initial contribution = $100,000; additional contribution = $10,000 in Contract Year 10

•	Nonguaranteed Withdrawal equal to $5,000 in Contract Year 8; Nonguaranteed Withdrawal of $518 in Contract Year 14

•	Withdrawals equal to LPA in Contract Years 9-13, and Contract Years 15+

•	No withdrawals were taken that would result in withdrawal charges under the contract.

•	The contract is not a Qualified Annuity contract.

•	The Rider remains in effect during the period covered in this example.

AC2I - 118

Contract Year	Primary Annuitant's Age on APD*	Spousal Annuitant's Age on APD	Contribu-tions	LPA	Annual Withdrawal	Adjusted Nonguaranteed Withdrawal	Hypothetical Account Value on APD (A)	Roll-Up	Roll-Up Base	Step-Up Base	Benefit Base at end of APD (B)
1	55	52	$100,000	N/A	$0	$0	$107,500	$7,000 (C)	$107,000 (C)	$107,500 (D)	$107,500
2	56	53		N/A	$0	$0	$107,635	$7,000 (C)	$114,000 (C)	$107,635 (D)	$114,000
3	57	54		N/A	$0	$0	$111,940	$7,000 (C)	$121,000 (C)	$111,940 (D)	$121,000
4	58	55		N/A	$0	$0	$115,310	$7,000 (C)	$128,000 (C)	$115,310 (D)	$128,000
5	59	56		N/A	$0	$0	$113,004	$7,000 (C)	$135,000 (C)	$115,310	$135,000
6	60	57		N/A	$0	$0	$113,004	$7,000 (C)	$142,000 (C)	$115,310	$142,000
7	61	58		N/A	$0	$0	$108,483	$7,000 (C)	$149,000 (C)	$115,310	$149,000
8	62	59		N/A	$5,000 (E)	$6,733 (E)	$105,653	$0	$142,267 (E)	$108,577 (E)	$142,267
9	63	60		$5,122(F)	$5,122	$0	$100,531	$0	$142,267	$108,577	$142,267
10	64	61	$10,000(G)	$5,482 (G)	$5,482	$0	$103,261	$0	$152,267 (G)	$118,577 (G)	$152,267
11	65	62		$5,482	$5,482	$0	$99,005	$0	$152,267	$118,577	$152,267
12	66	63		$5,482	$5,482	$0	$89,756	$0	$152,267	$118,577	$152,267
13	67	64		$5,482	$5,482	$0	$86,262	$0	$152,267	$118,577	$152,267
14	68	65		$5,482	$6,000 (H)	$967 (H)	$81,060	$0	$151,300 (H)	$117,610 (H)	$151,300
15	69	66		$5,447 (H)	$5,447	$0	$76,632	$0	$151,300	$117,610	$151,300
16	70	67		$5,447	$5,447	$0	$74,459	$0	$151,300	$117,610	$151,300
17	71	68		$5,447	$5,447	$0	$69,965	$0	$151,300	$117,610	$151,300
18	72	69		$5,447	$5,447	$0	$63,327	$0	$151,300	$117,610	$151,300
19	73	70		$5,447	$5,447	$0	$54,922	$0	$151,300	$117,610	$151,300
20	74	71		$5,447	$5,447	$0	$51,881	$0	$151,300	$117,610	$151,300
21	75	72		$5,447	$5,447	$0	$46,124	$0	$151,300	$117,610	$151,300
22	76	73		$5,447	$5,447	$0	$42,269	$0	$151,300	$117,610	$151,300
23	77	74		$5,447	$5,447	$0	$38,298	$0	$151,300	$117,610	$151,300
24	78	75		$5,447	$5,447	$0	$31,528	$0	$151,300	$117,610	$151,300
25	79	76		$5,447	$5,447	$0	$24,713	$0	$151,300	$117,610	$151,300
26	80	77		$5,447	$5,447	$0	$18,733	$0	$151,300	$117,610	$151,300
27	81	78		$5,447	$5,447	$0	$14,431	$0	$151,300	$117,610	$151,300
28	82	79		$5,447	$5,447	$0	$9,626	$0	$151,300	$117,610	$151,300
29	83	80		$5,447	$5,447	$0	$4,195	$0	$151,300	$117,610	$151,300
30	84	81		$5,447 (I)	$5,447	$0	$0	$0	$151,300	$117,610	$151,300
31+	85	82		$5,447	$5,447	$0	$0	$0	$151,300	$117,610	$151,300
_______________________________________________
*APD = Annual Processing Date

AC2I - 119

(A) The hypothetical Account Value includes deduction of all fees and is after any applicable withdrawal.

(B) The Benefit Base is always the greater of the Roll-Up Base and Step-Up Base.

(C) A Roll-Up was added to the Roll-Up Base in Contract Years 1 - 7 because no withdrawals were taken during those Contract Years. The Roll-Up amount is the Roll-Up Percentage, which is 7.00% in each of these years, times the total contributions minus total withdrawals, which is $100,000 for each year.

For example, the Roll-Up in Contract Year 1 is calculated as follows:

•	7.00% (Roll-Up Percentage) X $100,000 (total contributions) – 7.00% (Roll-Up Percentage) X $0 (total withdrawals) = $7,000 Roll-Up amount. This calculation is the same in each of the 7 years.

The Roll-Up Base after the Roll-Up in Contract Year 1 is $100,000+ $7,000 = $107,000; the Roll-Up Base after the Roll-Up in Contract Year 2 is $107,000+ $7,000 = $114,000; the Roll-Up Base after the Roll-Up in Contract Year 3 is $114,000+ $7,000 = $121,000; the Roll-Up Base after the Roll-Up in Contract Year 4 is $121,000+ $7,000 = $128,000; the Roll-Up Base after the Roll-Up in Contract Year 5 is $128,000+ $7,000 = $135,000; the Roll-Up Base after the Roll-Up in Contract Year 6 is $135,000+ $7,000 = $142,000; the Roll-Up Base after the Roll-Up in Contract Year 7 is $142,000+ $7,000 = $149,000.

(D) In Contract Year 1, the Step-Up Base increases to $107,500 because the hypothetical Account Value ($107,500) is larger than the Step-Up Base in Contract Year 1 ($100,000). After the Step-Up, the Step-Up Base ($107,500) is larger than the Roll-Up Base ($107,000) and therefore the Benefit Base is equal to the Step-Up Base of $107,500. In Contract Years 2-4, the Step-Up Base increases to the Account Value, because the Account Value is larger than the previous years' Step-Up Base, however the Benefit Base is not affected because the Roll-Up Base is higher than the Step-Up Base in each Contract Year. In Contract Years 5+, the Step-Up Base is always larger than the Account Value, and thus is not stepped up.

(E) In Contract Year 8, the younger spouse has not yet reached age 60, which means it is prior to the LPA Eligibility Date. Therefore, the entire $5,000 withdrawal is a Nonguaranteed Withdrawal. The Adjusted Nonguaranteed Withdrawal amount is the Nonguaranteed Withdrawal amount multiplied by the greater of 1 or the ratio of the Benefit Base to Account Value, where both values are calculated immediately before the Nonguaranteed Withdrawal. For this calculation, the Account Value before the withdrawal is $110,653, equal to the Account Value after withdrawal ($105,653) plus the withdrawal amount ($5,000). It is calculated as follows:

•	$5,000 (Nonguaranteed Withdrawal amount) x 1.34655 ($149,000 Benefit Base divided by $110,653 Account Value) = $6,733 (Adjusted Nonguaranteed Withdrawal amount)

The Roll-Up Base and the Step-Up Base (and therefore the Benefit Base) are reduced by the amount of the Adjusted Nonguaranteed Withdrawal:

•	$149,000 Roll-Up Base – $6,733 Adjusted Nonguaranteed Withdrawal amount = $142,267 Roll-Up Base after the Nonguaranteed Withdrawal

•	$115,310 Step-Up Base - $6,733 Adjusted Nonguaranteed Withdrawal amount = $108,577 Step-Up Base after the Nonguaranteed Withdrawal

(F) In Contract Year 9, the LPA is determined, since this is the first withdrawal on or after the LPA Eligibility Date. The LPA is the Withdrawal Percentage times the Benefit Base times the Spousal Factor:

AC2I - 120

•	4.0% (Withdrawal Percentage) X $142,267 (Benefit Base) X 90% (Spousal Factor) =$5,122 (LPA)

(G) The $10,000 additional contribution made at the beginning of Contract Year 10 increases the Roll-Up Base and Step-Up Base (and therefore the Benefit Base) dollar-for-dollar.

•	$142,267 Roll-Up Base + $10,000 additional contribution amount = $152,267 Roll-Up Base after the additional contribution.

•	$108,577 Step-Up Base + $10,000 additional contribution amount = $118,577 Step-Up Base after the additional contribution.

The LPA is recalculated using the Withdrawal Percentage times the Benefit Base after the additional contribution:

•	4.0% (Withdrawal Percentage) X $152,267 (Benefit Base) X 90% (Spousal Factor) = $5,482 (LPA)

(H) In Contract Year 14, a Nonguaranteed Withdrawal in the amount of $518 ($6,000 amount withdrawn - $5,482 LPA) is taken. The Adjusted Nonguaranteed Withdrawal amount is the Nonguaranteed Withdrawal amount multiplied by the greater of 1 or the ratio of the Benefit Base to Account Value, where both values are calculated immediately before the Nonguaranteed Withdrawal. For this calculation, the Account Value before the withdrawal is $81,578, equal to the Account Value after withdrawal ($81,060) plus the Nonguaranteed Withdrawal amount ($518). It is calculated as follows:

•	$518 (Nonguaranteed Withdrawal amount) x 1.86652 ($152,267 Benefit Base divided by $81,578 Account Value) = $967 (Adjusted Nonguaranteed Withdrawal amount)

The Roll-Up Base and Step-Up Base (and therefore the Benefit Base) are reduced by the Adjusted Nonguaranteed Withdrawal amount:

•	$152,267 Roll-Up Base - $967 Adjusted Nonguaranteed Withdrawal amount = $151,300 Roll-Up Base after the Nonguaranteed Withdrawal.

•	$118,577 Step-Up Base - $967 Adjusted Nonguaranteed Withdrawal amount = $117,610 Step-Up Base after the Nonguaranteed Withdrawal

The LPA is recalculated after the withdrawal as 4.0%, multiplied by the Benefit Base after the withdrawal, multiplied by the 90% Spousal Factor: $151,300 x 4.0% x 90% = $5,447.

(I) In Contract Year 30, the Account Value is reduced to zero; however the Benefit Base is greater than zero. Therefore, the Rider enters Guaranteed Payment Phase and payments of the LPA continue for as long as either the Primary Annuitant or Spousal Annuitant is alive.

AC2I - 121

Example #2
This example illustrates the Individual Rider where withdrawals equal to the LPA, as well as Nonguaranteed Withdrawals have been taken, and Roll-Ups have been applied. It also illustrates the termination of the Rider if the Account Value is reduced to zero by a Nonguaranteed Withdrawal. All amounts in the table are rounded to the nearest $1.00 in this example.

Assumptions:

•	Annuitant's age on the Contract Date = 59

•	Initial contribution = $100,000; no additional contributions

•	Withdrawals equal to LPA in Contract Years 6-11 and 13

•	Nonguaranteed Withdrawal in Contract Year 12 in the amount of $18,784

•	Full Account Value withdrawn in Contract Year 14

•	No withdrawals were taken that would result in withdrawal charges under the contract.

•	The contract is not a Qualified Annuity contract.

•	The Rider remains in effect during the period covered in this example.

Contract Year	Annuitant's Age on APD*	Contributions	LPA	Annual Withdrawal	Adjusted Nonguaranteed Withdrawal	Hypothetical Account Value on APD (A)	Roll-Up	Roll-Up Base	Step-Up Base	Benefit Base at end of APD (B)
1	59	$100,000	N/A	$0	$0	$99,000	$7,000 (C)	$107,000 (C)	$100,000 (D)	$107,000
2	60		N/A	$0	$0	$98,010	$7,000 (C)	$114,000 (C)	$100,000	$114,000
3	61		N/A	$0	$0	$95,070	$7,000(C)	$121,000 (C)	$100,000	$121,000
4	62		N/A	$0	$0	$92,218	$7,000(C)	$128,000 (C)	$100,000	$128,000
5	63		N/A	$0	$0	$91,295	$7,000 (C)	$135,000 (C)	$100,000	$135,000
6	64		$5,400 (E)	$5,400(E)	$0	$99,408	$0	$135,000	$100,000	$135,000
7	65		$5,400	$5,400	$0	$115,482	$0	$135,000	$115,482(F)	$135,000
8	66		$5,400	$5,400	$0	$128,317	$0	$135,000	$128,317	$135,000
9	67		$6,216(G)	$6,216	$0	$138,143	$0	$135,000	$138,143(G)	$138,143(G)
10	68		$6,216	$6,216	$0	$121,175	$0	$135,000	$138,143	$138,143
11	69		$6,216	$6,216	$0	$99,880	$0	$135,000	$138,143	$138,143
12	70		$6,216	$25,000 (H)	$42,868	$41,748	$0	$92,132(H)	$95,275(H)	$95,275
13	71		$4,287(H)	$4,287	$0	$38,168	$0	$92,132	$95,275	$95,275
14	72		$4,287	$38,168 (I)	N/A	$0	$0	$0	$0	$0
15	73		$0	$0	$0	$0	$0	$0	$0	$0
_______________________________________________
*APD = Annual Processing Date

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(A) The hypothetical Account Value includes deduction of all fees and is after any applicable withdrawal.

(B) The Benefit Base is always the greater of the Roll-Up Base and Step-Up Base.

(C) A Roll-Up was added to the Roll-Up Base in Contract Years 1 - 5 because no withdrawals were taken during those Contract Years. The Roll-Up amount is the Roll-Up Percentage, which is 7.00% in each of these years, times the total contributions minus total withdrawals, which is $100,000 for each year.

For example, the Roll-Up in Contract Year 1 is calculated as follows:

•	7.00% (Roll-Up Percentage) X $100,000 (total contributions) – 7.00% (Roll-Up Percentage) X $0 (total withdrawals) = $7,000 Roll-Up amount. This calculation is the same in each of the 5 years.

The Roll-Up Base after the Roll-Up in Contract Year 1 is $100,000+ $7,000 = $107,000; the Roll-Up Base after the Roll-Up in Contract Year 2 is $107,000+ $7,000 = $114,000; the Roll-Up Base after the Roll-Up in Contract Year 3 is $114,000+ $7,000 = $121,000; the Roll-Up Base after the Roll-Up in Contract Year 4 is $121,000+ $7,000 = $128,000; the Roll-Up Base after the Roll-Up in Contract Year 5 is $128,000+ $7,000 = $135,000.

(D) In Contract Years 1-6, the hypothetical Account Value is less than the Step-Up Base and thus, the Step-Up Base is not stepped up.

(E) In Contract Year 6, the LPA is determined, since this is the first withdrawal on or after the Age 60 Contract Anniversary. The LPA is the Withdrawal Percentage times the Benefit Base:

•	4.0% (Withdrawal Percentage) X $135,000 (Benefit Base) =$5,400 (LPA)

(F) In Contract Year 7, the Step-Up Base increases to $115,482 because the hypothetical Account Value ($115,482) is larger than the Step-Up Base in Contract Year 1($100,000). However, the Benefit Base is not affected because the Roll-Up Base is higher than the Step-Up Base.

(G) In Contract Year 9, the Step-Up Base increases to $138,143 because the hypothetical Account Value ($138,143) is larger than the previous Step-Up Base ($100,000). After the Step-Up, the Step-Up Base ($138,143) is larger than the Roll-Up Base ($135,000) and therefore the Benefit Base is equal to the Step-Up Base of $138,143. Because the Annuitant’s attained age is 67, she has crossed into a new Withdrawal Percentage Age Band and is eligible for an increased withdrawal percentage of 4.5%. The LPA is recalculated as:

•	4.5% (Withdrawal Percentage) X $138,143 (Benefit Base) =$6,216 (LPA)

(H) A Nonguaranteed Withdrawal in the amount of $18,784 ($25,000 amount withdrawn - $6,216 LPA) is taken in Contract Year 12. The Adjusted Nonguaranteed Withdrawal amount is the Nonguaranteed Withdrawal amount multiplied by the greater of 1 or the ratio of the Benefit Base to Account Value, where both values are calculated immediately before the Nonguaranteed Withdrawal. For this calculation, the Account Value before the withdrawal is $60,532 equal to the Account Value after withdrawal ($41,748) plus the Nonguaranteed Withdrawal amount ($18,784). It is calculated as follows:

•	$18,784 (Nonguaranteed Withdrawal amount) x 2.28215 ($138,143 Benefit Base divided by $60,532 Account Value) = $42,868 (Adjusted Nonguaranteed Withdrawal amount)

The Roll-Up Base and Step-Up Base (and therefore the Benefit Base) are reduced by the Adjusted Nonguaranteed Withdrawal amount.

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•	$135,000 Roll-Up Base - $42,868 Adjusted Nonguaranteed Withdrawal amount = $92,132 Roll-Up Base after the Nonguaranteed Withdrawal

•	$138,143 Step-Up Base - $42,868 Adjusted Nonguaranteed Withdrawal amount = $95,275 Step-Up Base after the Nonguaranteed Withdrawal

The LPA is recalculated after the withdrawal as 4.5% of the Benefit Base after the withdrawal: $95,275 x 4.5% = $4,287.

(I) A Nonguaranteed Withdrawal reduces the Account Value to zero in Contract Year 14 and the Rider and annuity contract terminate.

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Appendix F

Illustration of Enhanced Earnings Benefit (EEB)

Example 1 - The following is a hypothetical example of how the EEB works:

Assumptions:

•	Annuitant was age 60 on the Contract Date (40% EEB benefit)

•	Initial contribution = $100,000

•	No additional contributions

•	No withdrawals

•	Hypothetical Account Value at the time the Death Benefit is calculated = $125,000

Based on the assumptions stated above:

•	The gain in the contract is $25,000 ($125,000-$100,000 =$25,000)

•	Benefit paid would be $10,000 ($25,000 x 40%)

Example 2 - The following is an example of how the EEB will be calculated and paid in conjunction with the standard Death Benefit under this contract.

Assumptions:

•	Annuitant was age 60 on the Contract Date (40% EEB benefit)

•	Initial contribution = $50,000

•	No additional contributions

•	No withdrawals

•	Hypothetical Account Value at the time the Death Benefit is calculated = $60,000

•	Account Value on the 7th Contract Anniversary = $70,000

•	Death occurred after the 7th Contract Anniversary

Based on these assumptions:

•	the gain in the contract is $10,000 ($60,000 – $50,000);

•	the EEB is $4,000 (40% x $10,000); and thus

•	the total payment to the beneficiaries is $74,000 ($70,000 + $4,000).

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Appendix G

Total Annual Portfolio Operating Expense Table

Portfolio	Management Fees	12b-1 Fee	Other Expenses	Acquired Funds Fees and Expenses	Total Annual Expenses	Contractual Fee Waivers/ Reimbursements	Total Annual Expenses after Fee Waivers/ Reimbursements
American Funds I.S. Bond, Class 4	0.36%	0.25%	0.27%	N/A	0.88%	N/A	0.88%
American Funds I.S. Capital Income Builder, Class 4	0.50%	0.25%	0.29%	N/A	1.04%	N/A	1.04%
American Funds I.S. Global Growth, Class 4	0.52%	0.25%	0.28%	N/A	1.05%	N/A	1.05%
American Funds I.S. Growth, Class 4	0.33%	0.25%	0.27%	N/A	0.85%	N/A	0.85%
American Funds I.S. Growth-Income, Class 4	0.26%	0.25%	0.27%	N/A	0.78%	N/A	0.78%
American Funds I.S. Managed Risk Asset Allocation, Class P2 [1]	0.15%	0.25%	0.26%	0.28%	0.94%	0.05%	0.89%
American Funds I.S. New World, Class 4	0.70%	0.25%	0.31%	N/A	1.26%	N/A	1.26%
BlackRock Capital Appreciation V.I., Class III [2]	0.65%	0.25%	0.27%	N/A	1.17%	0.12%	1.05%
BlackRock Global Allocation V.I., Class III [2]	0.63%	0.25%	0.25%	0.01%	1.14%	0.13%	1.01%
BlackRock High Yield V.I., Class III [2]	0.50%	0.25%	0.28%	0.01%	1.04%	0.11%	0.93%
BlackRock Total Return V.I., Class III [2]	0.45%	0.25%	0.46%	N/A	1.16%	0.10%	1.06%
Columbia VP – Mid Cap Value, Class 1 [3]	0.82%	0.00%	0.08%	N/A	0.90%	0.05%	0.85%
Columbia VP – Small Cap Value, Class 2 [3]	0.87%	0.25%	0.17%	N/A	1.29%	0.12%	1.17%
Deutsche Small Cap Index VIP, Class B [5]	0.35%	0.25%	0.18%	N/A	0.78%	0.11%	0.67%
Fidelity VIP Asset Manager, Service Class 2 [6]	0.49%	0.25%	0.12%	0.02%	0.88%	N/A	0.88%
Fidelity VIP Balanced, Service Class 2	0.39%	0.25%	0.11%	N/A	0.75%	N/A	0.75%
Fidelity VIP Contrafund®, Service Class 2	0.54%	0.25%	0.08%	N/A	0.87%	N/A	0.87%
Fidelity VIP Disciplined Small Cap, Service Class 2	0.45%	0.25%	0.15%	N/A	0.85%	N/A	0.85%
Fidelity VIP Equity-Income, Service Class 2 [6]	0.44%	0.25%	0.09%	0.03%	0.81%	N/A	0.81%
Fidelity VIP Freedom 2010, Service Class 2 [6]	N/A	0.25%	N/A	0.52%	0.77%	N/A	0.77%
Fidelity VIP Freedom 2015, Service Class 2 [6]	N/A	0.25%	N/A	0.56%	0.81%	N/A	0.81%
Fidelity VIP Freedom 2020, Service Class 2 [6]	N/A	0.25%	N/A	0.58%	0.83%	N/A	0.83%
Fidelity VIP Freedom 2025, Service Class 2 [6]	N/A	0.25%	N/A	0.60%	0.85%	N/A	0.85%
Fidelity VIP Freedom 2030, Service Class 2 [6]	N/A	0.25%	N/A	0.65%	0.90%	N/A	0.90%
Fidelity VIP Government Money Market, Initial Class	0.18%	N/A	0.08%	N/A	0.26%	N/A	0.26%

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Portfolio	Management Fees	12b-1 Fee	Other Expenses	Acquired Funds Fees and Expenses	Total Annual Expenses	Contractual Fee Waivers/ Reimbursements	Total Annual Expenses after Fee Waivers/ Reimbursements
Fidelity VIP Growth, Service Class 2	0.54%	0.25%	0.10%	N/A	0.89%	N/A	0.89%
Fidelity VIP High Income, Service Class 2	0.56%	0.25%	0.11%	N/A	0.92%	N/A	0.92%
Fidelity VIP Index 500, Service Class 2	0.045%	0.25%	0.055%	N/A	0.35%	N/A	0.35%
Fidelity VIP Investment Grade Bond, Service Class 2	0.31%	0.25%	0.10%	N/A	0.66%	N/A	0.66%
Fidelity VIP Mid Cap, Service Class 2	0.54%	0.25%	0.09%	N/A	0.88%	N/A	0.88%
Fidelity VIP Overseas, Service Class 2	0.67%	0.25%	0.13%	N/A	1.05%	N/A	1.05%
Fidelity VIP Target Volatility, Service Class 2 [6,7]	0.30%	0.25%	0.02%	0.59%	1.16%	0.15%	1.01%
FT Franklin Growth and Income VIP, Class 2 [9]	0.62%	0.25%	0.10%	N/A	0.97%	0.13%	0.84%
FT Franklin Income VIP, Class 2 [10]	0.45%	0.25%	0.02%	0.02%	0.74%	0.02%	0.72%
FT Franklin Large Cap Growth VIP, Class 2	0.75%	0.25%	0.12%	N/A	1.12%	N/A	1.12%
FT Franklin Mutual Shares VIP, Class 2	0.69%	0.25%	0.03%	N/A	0.97%	N/A	0.97%
FT Franklin Small Cap Value VIP, Class 2 [10]	0.63%	0.25%	0.03%	0.01%	0.92%	0.01%	0.91%
FT Templeton Foreign VIP, Class 2 [10]	0.77%	0.25%	0.05%	0.02%	1.09%	0.01%	1.08%
FT Templeton Global Bond VIP, Class 2 [10]	0.46%	0.25%	0.07%	0.07%	0.85%	0.07%	0.78%
FT Templeton Growth VIP, Class 2	0.78%	0.25%	0.04%	N/A	1.07%	N/A	1.07%
Guggenheim VT Global Managed Futures Strategy [11]	0.95%	0.00%	0.74%	0.10%	1.79%	0.05%	1.74%
Guggenheim VT Long Short Equity	0.90%	0.00%	0.88%	N/A	1.78%	N/A	1.78%
Guggenheim VT Multi-Hedge Strategies [11]	1.18%	0.00%	0.70%	0.19%	2.07%	0.03%	2.04%
Invesco V.I. American Franchise, Series II [12]	0.67%	0.25%	0.22%	N/A	1.14%	N/A	1.14%
Invesco V.I. American Value, Series II [12]	0.72%	0.25%	0.22%	N/A	1.19%	N/A	1.19%
Invesco V.I. Comstock, Series II	0.56%	0.25%	0.19%	0.01%	1.01%	N/A	1.01%
Invesco V.I. International Growth, Series II 12, 14	0.71%	0.25%	0.22%	0.01%	1.19%	0.01%	1.18%
Invesco V.I. Mid Cap Growth, Series II	0.75%	0.25%	0.25%	N/A	1.25%	N/A	1.25%
Morgan Stanley VIF Emerging Markets Debt, Class II [15]	0.75%	0.25%	0.36%	N/A	1.36%	0.20%	1.16%
Morgan Stanley VIF Emerging Markets Equity, Class II [16]	0.85%	0.25%	0.47%	N/A	1.57%	0.27%	1.30%
Morgan Stanley VIF U.S. Real Estate, Class II [17]	0.80%	0.25%	0.27%	N/A	1.32%	0.17%	1.15%
PIMCO VIT All Asset, Advisor Class [18,19]	0.425%	0.25%	N/A	0.85%	1.525%	0.11%	1.415%
PIMCO VIT CommodityRealReturn Strategy, Advisor Class [19,20]	0.74%	0.25%	0.51%	0.14%	1.64%	0.14%	1.50%
PIMCO VIT Foreign Bond, Advisor Class (US Dollar Hedged) [21]	0.75%	0.25%	0.03%	N/A	1.03%	N/A	1.03%

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Portfolio	Management Fees	12b-1 Fee	Other Expenses	Acquired Funds Fees and Expenses	Total Annual Expenses	Contractual Fee Waivers/ Reimbursements	Total Annual Expenses after Fee Waivers/ Reimbursements
PIMCO VIT Long-Term U.S. Government, Advisor Class [22]	0.475%	0.25%	0.14%	N/A	0.865%	N/A	0.865%
PIMCO VIT Low Duration, Advisor Class	0.50%	0.25%	N/A	N/A	0.75%	N/A	0.75%
PIMCO VIT Real Return, Advisor Class [23]	0.50%	0.25%	0.39%	N/A	1.14%	N/A	1.14%
PIMCO VIT Total Return, Advisor Class [24]	0.50%	0.25%	0.04%	N/A	0.79%	N/A	0.79%
TOPS Managed Risk Moderate Growth ETF, Class 3 [25]	0.30%	0.35%	0.10%	0.17%	0.92%	N/A	0.92%
Touchstone VST Active Bond [26]	0.40%	N/A	0.49%	0.01%	0.90%	N/A	0.90%
Touchstone VST Focused [27]	0.70%	N/A	0.47%	N/A	1.17%	N/A	1.17%
Touchstone VST Large Cap Core Equity [28]	0.65%	N/A	0.50%	N/A	1.15%	0.09%	1.06%
Touchstone VST Aggressive ETF 26 28	0.25%	N/A	0.65%	0.09%	0.99%	0.15%	0.84%
Touchstone VST Conservative ETF 26 28	0.25%	N/A	0.68%	0.11%	1.04%	0.18%	0.86%
Touchstone VST Moderate ETF 26 28	0.25%	N/A	0.59%	0.10%	0.94%	0.09%	0.85%

(1)
The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses. This waiver and reimbursement will be in effect through at least May 1, 2019, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board.

(2)
As described in the “Management of the Funds” section of the fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses) to 1.50% of average daily net assets through April 30, 2019. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.08% for the Capital Appreciation V.I. Fund, Class III, 0.07% for the Global Allocation V.I. Fund, Class III, 0.05% for the High Yield V.I. Fund, Class III, and 0.06% for the Total Return V.I. Fund, Class III, of average daily net assets until April 30, 2019. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the fund or by a vote of a majority of the outstanding voting securities of the fund.

(3)
The fund's advisor and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses through April 30, 2019, unless sooner terminated at the sole discretion of the fund's board of trustees. Under this agreement, the fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.85% for the Columbia VP -- Mid Cap Value (Class 1) and 1.17% for the Columbia Small Cap Value (Class 2).

(4)	Reserved.

(5)
Through April 30, 2019, the fund’s advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at a ratio no higher than 0.67% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense. The agreement may only be terminated with the consent of the fund's board.

(6)	Expenses stated above differ from the ratios of expenses to average net assets in the Financial Highlights section of the fund’s prospectus because of acquired fund fees and expenses.

(7)
The advisor has contractually agreed to waive 0.05% of the fund’s management fee. This arrangement will remain in effect through April 30, 2019. In addition, the advisor has contractually agreed to reimburse 0.10% of class-level expenses for Service Class and Service Class 2. This arrangement will remain in effect for at least one year from the effective date of the fund’s prospectus and will remain in effect thereafter as long as Service Class and Service Class 2 continue to be sold to unaffiliated

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insurance companies. If Service Class and Service Class 2 are no longer sold to unaffiliated insurance companies, the advisor, in its sole discretion, may discontinue the arrangement.

(8)	Reserved.

(9)
The investment manager has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses, and certain non-routine expenses) do not exceed 0.59% until April 30, 2019.

(10)	The investment manager has contractually agreed in advance to reduce its fees as a result of the fund's investment in a Franklin Templeton money market fund for the next 12 month period.

(11)
The advisor has contractually agreed to waive the management fee it receives from the fund in an amount equal to the management fee paid to the advisor by a specified subsidiary. This undertaking will continue in effect for so long as the fund invests in the subsidiary, and may be terminated only with the approval of the fund’s board of trustees.

(12)	"Other Expenses" have been restated to reflect current fees.

(13)	Reserved.

(14)
The fund’s adviser has contractually agreed to waive a portion of the fund’s management fee in an amount equal to the net management fee that the adviser earns on the fund’s investments in certain affiliated funds, which will have the effect of reducing acquired fund fees and expenses. Unless the adviser continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of the fund's board of trustees.

(15)
The fund's "Distributor," Morgan Stanley Distribution, Inc., has agreed to waive 0.20% of the 0.25% 12b-1 fee that it may receive. This fee waiver will continue for at least one year or until such time as the Board of Directors of the Morgan Stanley Variable Insurance Fund, Inc. acts to discontinue all or a portion of such waiver when it deems such action is appropriate.

(16)
The fund's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.30%. In addition, the fund's "Distributor," Morgan Stanley Distribution, Inc., has agreed to waive 0.20% of the 0.25% 12b-1 fee that it may receive. These fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of the Morgan Stanley Variable Insurance Fund, Inc. acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(17)
The fund's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.15%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of the Morgan Stanley Variable Insurance Fund, Inc. acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(18)
Acquired fund fees and expenses include interest expense of the underlying PIMCO funds of 0.05%. Interest expense can result from certain transactions with underlying PIMCO funds and is separate from the management fees paid to PIMCO. Excluding interest expense of the underlying PIMCO funds, the total annual portfolio operating expense after fee waiver and/or expenses reimbursement is 1.415% for the Advisor Class shares. The advisor has contractually agreed, through May 1, 2019, to reduce its advisory fee to the extent that the underlying PIMCO fund expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in underlying PIMCO funds. The advisor may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of underlying PIMCO fund expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of acquired fund fees and expenses listed in the table above.

(19)
Total annual portfolio operating expenses do not match the ratio of expenses to average net assets of the portfolio as set forth in the Financial Highlights table of the Portfolio’s prospectus, because the ratio of expenses to average net assets excluding waivers reflects the operating expenses of the portfolio and does not include acquired fund fees and expenses.

(20)
"Other Expenses” include interest expense of 0.51%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, the total annual portfolio operating expense is .99% for the Advisor Class shares. The advisor has contractually agreed to waive the portfolio’s advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio I Ltd. (the Subsidiary) to the advisor. The Subsidiary pays the advisor a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by the advisor and will remain in effect for as long as the advisor’s contract with the Subsidiary is in place.

(21)
"Other Expenses” include interest expense of 0.03%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, the total annual portfolio operating expense is 1.00% for the Advisor Class shares.

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(22)
"Other Expenses” include interest expense of 0.14%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, the total annual portfolio operating expense is 0.725% for the Advisor Class shares.

(23)
"Other Expenses” include interest expense of 0.39%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, the total annual portfolio operating expense is 0.75% for the Advisor Class shares.

(24)
Other Expenses” include interest expense of 0.04%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, the total annual portfolio operating expense is 0.75% for the Advisor Class shares

(25)
Other expenses are contractually limited to 0.10%. Acquired fund fees and expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the portfolio's financial highlights in the portfolio’s prospectus because the financial statements include only the direct operating expenses incurred by the portfolio.

(26)
Total Annual Fund Expenses have been restated to reflect Acquired Fund Fees and Expenses and will differ from the ratio of expenses to average net assets that is included in the Fund's annual report for the fiscal year ended December 31, 2017.

(27)
Expenses shown above do not reflect Touchstone Advisors recoupment of previously waived and/or reimbursed expenses of the fund of $24,625, or 0.04% of average daily net assets, and will differ from the net expenses shown in the fund’s annual report for the fiscal year ended December 31, 2017.

(28)
The advisor and the trust have entered into an expense limitation agreement whereby the advisor will waive a portion of its fees or reimburse certain fund expenses (excluding dividend and interest expense related to short sales, interest, taxes, brokerage commissions and other transaction costs, portfolio transactions and investment related expenses, including expenses associated with the fund's liquidity provider, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of acquired fund fees and expenses, if any, and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual fund operating expenses to the amount listed in the table above in the column titled “Total Annual Expenses after Fee Waivers/Reimbursements,” plus acquired fund fees and expenses. This contractual expense limitation is effective through April 29, 2019, but can be terminated by a vote of the fund’s board of trustees if it deems the termination beneficial to the shareholders. The terms of the contractual expense limitation agreement provide the advisor is entitled to recoup, subject to approval by the fund’s board, such amounts waived or reimbursed for a period of up to three years from the date on which the advisor reduced its compensation or assumed expenses for the fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund's current expense limitation.

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To request a copy of the Statement of Additional Information for the Integrity Life AnnuiChoice II (May 1, 2018) remove this page and mail it to us at the Administrative Office listed in the Glossary, or call us at the number listed in the Glossary.

Name:____________________________ Phone:____________________________	Address:______________________________ ______________________________________

AC2I - 132

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2018

AnnuiChoice® II (includes AnnuiChoice)
Deferred Flexible Premium Variable Annuity
Issued By Integrity Life Insurance Company
Through Separate Account I of Integrity Life Insurance Company

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the variable annuity prospectus dated May 1, 2018.

A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720, or by calling 1-800-325-8583.

General Information and History

Integrity Life Insurance Company (Integrity) is an Ohio life insurance company organized on May 3, 1966. Its principal executive offices are located at 400 Broadway, Cincinnati, Ohio 45202. Integrity, the depositor of Separate Account I, is a wholly owned subsidiary of The Western and Southern Life Insurance Company (WSLIC), an Ohio life insurance company organized on February 23, 1888. WSLIC is a wholly owned subsidiary of Western & Southern Financial Group, Inc., an Ohio corporation, which is wholly owned by Western & Southern Mutual Holding Company, an Ohio mutual insurance holding company.

Administration and Distribution of the Contracts

Administration
Integrity has responsibility for administration of Separate Account I (the Separate Account) and the variable annuity contracts issued through the Separate Account (Contracts). Integrity has entered into a Service Agreement with WSLIC to provide certain services, including administrative services for the Separate Account and the Contracts. Compensation for these services, which are paid by Integrity, is based on the charges and expenses incurred by WSLIC, and will reflect actual costs to the extent reasonably possible.

Custodian
Integrity is the custodian of the assets of the Separate Account.  The shares are held in book-entry form. Integrity maintains a record of all purchases and redemptions of shares of the underlying portfolios.

Underwriter
Touchstone Securities, Inc. (Touchstone Securities), 400 Broadway, Cincinnati, Ohio 45202, an indirect subsidiary of WSLIC and an affiliate of Integrity, is the principal underwriter of the Contracts. Touchstone Securities is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member in good standing of the Financial Industry Regulatory Authority (FINRA). The Contracts are offered through Touchstone Securities on a continuous basis. The amount of distribution allowances paid to Touchstone Securities from Integrity for underwriting its variable annuities was $6,186,777 in 2017, $7,156,582 in 2016, and $7,441,688 in 2015 . Touchstone Securities did not retain distribution allowances during these years.

Sales
The Contracts are sold by insurance agents licensed in the states where the Contracts may be lawfully sold.  The agents are also registered representatives of broker-dealers, which are registered under the Securities Exchange Act of 1934 and are members of FINRA.

We make payments to the broker-dealer firms that distribute our Contracts in the form of commissions and other incentives. We may make payments in the form of expense reimbursements or marketing allowances to the broker-dealers that distribute our Contracts in exchange for privileges, including additional or special access to broker-dealers' sales staff, opportunities to provide and attend training and other conferences, and marketing enhancements of our Contracts. The method for calculating any additional compensation may include consideration of the level of sales or assets attributable to the firm. Not all broker-dealers receive additional compensation and the amount of compensation varies by firm. These payments could be significant to a firm, and could create a conflict of interest between the firm or representative and the customer. These payments could provide incentive to a firm or representative to recommend a Contract that is not in a customer’s best interest. We generally choose to compensate broker-dealers that have a strong capability to distribute the Contracts and that are willing to cooperate with our promotional efforts.

The following list includes the names of firms that received expense reimbursement or marketing allowance payments of more than $5,000 with respect to variable annuities sold for Integrity and its wholly owned subsidiary National Integrity Life Insurance Company during the last calendar year.

Ann Arbor Annuity Exchange, Inc.	Hancock Investment Services, Inc.
Arvest Investments, Inc.	Huntington Investment Company, Inc.
BBVA Securities, Inc.	Infinex Investments, Inc.
BMO Harris	Key Investment Services LLC
BOK Financial Securities, Inc.	LPL Financial LLC
CUSO Financial Services, L.P.	M&T Securities, Inc.
Cetera Investment Services LLC	PNC Investments, LLC
Commerce Brokerage Services, Inc.	The MV Group
Crump Life Insurance Services, Inc.	The Marketing Alliance, Inc.
Fifth Third Securities, Inc.	Zenith Marketing Group
Financial Independence Group, Inc.

Performance Data and Illustrations

We may provide performance information and illustrations using performance information. Performance information may be based on historical returns of the Variable Account Options. At any time in the future, performance will likely be higher or lower than in the past. Historical performance does not predict future results.

Performance Data
In advertisements or in information furnished to you, we may provide the average annual total return and the cumulative total return of the units of the Variable Account Options. The money market option may also from time to time include the yield and effective yield of its units. Performance information is computed separately for each Variable Account Option in accordance with the formulas described below.

Total return reflects all aspects of the return of a Variable Account Option, including the automatic reinvestment of all distributions and the deduction of all charges that apply on an annual basis. Performance represents annualized percentage change in net assets of a Variable Account Option, based on a hypothetical $1,000 investment, the performance of the underlying portfolios and the charges that would have been made during the periods shown. Premium taxes, if applicable, are not reflected. Returns are not annualized for periods less than one year.

Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in the Variable Account Option over certain periods, including 1, 3, 5, and 10 years and then calculating

2

the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

Investors should realize that a Variable Account Option's performance is not constant over time, but changes from year to year, and that the average annual returns represent the averages of historical periods as opposed to the actual historical performance of a Variable Account Option during any portion of the period shown. Average annual returns are calculated using this formula:

P (1+T)n = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the redeemable value at the end of the period.

Standardized returns are average annual total returns calculated from the Variable Account Inception Date, which represents the date the Variable Account Option was available in the Contract. Standardized returns reflect the standard death benefit and the deduction of all Contract expenses, including portfolio level expenses, the annual mortality and expense risk charge, annual administration charge and the withdrawal charge. The cost of the optional Guaranteed Lifetime Income Advantage (GLIA) Rider is not included. If the cost of the GLIA Rider was included, the returns would be lower.

Non-standardized returns are calculated from the Fund Inception Date, which represents the inception date of the underlying fund, rather than the date it was included in the Contract. Performance that predates the inclusion in the Contract is hypothetical and has been adjusted to include Contract expenses. Two sets of non-standardized returns may be presented, each reflecting the standard death benefit and the deduction of portfolio level expenses, the annual mortality and expense risk charge and the annual administration charge. One set also reflects the withdrawal charge. The cost of the optional Guaranteed Lifetime Income Advantage Rider is not included. If the cost of the GLIA Rider was included, the returns would be lower.

Cumulative total returns are unaveraged and reflect the simple percentage change in the value of a hypothetical investment in the Variable Account Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

Yields quoted in advertising reflect the change in value of a hypothetical investment in a Variable Account Option over a stated period of time, not taking into account capital gains or losses, or any withdrawal charges. Yields are annualized and stated as a percentage.

Current yield and effective yield are calculated for the money market option. Current yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less Contract charges that would have applied during the period (the base period), and stated as a percentage of the investment at the start of the base period (the base period return). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] – 1

Individualized Illustrations
Integrity may provide computer-generated illustrations using programs available through third party firms to provide registered representatives and existing or potential Contracts owners with individualized hypothetical illustrations. The illustrations may include contract values and returns for some or all of the Variable Account Options. Such illustrations may include graphs, bar charts and other types of formats.

Hypothetical values may be based on: (i) the results of a hypothetical contribution to a Contract invested in a single or multiple Variable Account Options using standardized and non-standardized average annual returns; or (ii) the

3

results of a hypothetical contribution to a Contract using either static or variable assumed rates of return, as allowed by law.

Distributions From Tax-Favored Qualified Retirement Programs

Distributions from qualified plans are subject to ordinary income tax. Special rules may apply to withdrawals from certain types of qualified plans, including Roth IRAs. You should consult with your tax adviser to determine how these rules affect the distribution of your benefits.

Section 72(t) of the Internal Revenue Code provides that any amount received under a qualified contract, which is included in income, may be subject to an additional federal tax. The amount of the additional federal tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the additional federal tax. There is an exception to this 10% additional federal tax for:

1) distributions made on or after the date you (or the Annuitant as applicable) reach age 59 ½;

2)	distributions following your death or disability (or the Annuitant as applicable) (for this purpose “disability” is defined in Code Section 72(m)(7);

3)
distributions paid in series of substantially equal payments made annually (or more frequently) for your life (or life expectancy) or joint lives (or life expectancies) of you and designated beneficiary;

4) distributions made to you after separation from service after attaining age 55 (does not apply to IRAs);

5)
distributions made to you to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to you for amounts paid during the taxable year for medical care (determined without regard to whether you itemize deductions for such taxable year);

6)	distributions to an alternate payee pursuant to a qualified domestic relations order (within the meaning of Code Section 414(p)(1));

7)
distributions from an IRA for the health insurance (as described in Code Section 213)(d)(1)(D)) for you and your spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);

8)	distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the tax year;

9)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Code Section 72(t)(8));

10)
distributions made to a reservist called to active duty after September 11, 2001, for a period in excess of 179 days (or for an indefinite period), from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period; and

11)	distributions made on account of an IRS levy upon a qualified contract.
With respect to 3) above, if the series of substantially equal periodic payments is modified (other than by reason of death or disability) before the close of the 5-year period beginning with the date of the first payment and after you attain age 59 ½, or before you attain age 59 ½, then the tax for the year of the modification is increased by the 10% additional federal tax, plus interest for the tax years in which the exception was used. You should consult with your tax adviser before taking any partial withdrawals from your Contract.

Participants in qualified plans (other than IRAs), with the exception of five-percent owners, must begin receiving distributions by April 1 of the calendar year following the later of either (i) the year in which the participant reaches age 70½ or (ii) the calendar year in which the participant retires. Owners of traditional IRAs and 5% owners of qualified plans must begin receiving distributions by April 1 of the calendar year following the year in which the owner or participant reaches age 70½. Owners of Roth IRAs are not required to take distributions during their lifetime. Distributions from certain TSA plans can be deferred until age 75. After death, distribution rules apply to traditional and Roth IRAs. If you do not take mandatory distributions, you may owe a 50% penalty tax on any difference between the required distribution amount and the amount distributed.

Distributions from qualified plans (other than traditional IRAs) in the form of a lump sum settlement, partial withdrawal, or periodic annuity payments for a fixed period of fewer than 10 years, are subject to mandatory federal income tax withholding of 20% of the taxable amount of the distribution, unless (i) the payee directs the transfer of such amounts to another qualified plan or traditional IRA; or (ii) the payment is a minimum distribution required under the Internal Revenue Code. The taxable amount is the amount of the distribution less the amount

4

allocable to after-tax contributions. All other types of taxable distributions are subject to a 10% federal income tax withholding unless the payee elects not to have withholding apply.

We are not permitted to make distributions from a Contract unless a request has been made. It is therefore your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules and their proper application.

The above description of the minimum distribution requirements and the federal income tax consequences of distributions from tax-favored retirement plans, which may be funded by the Contract, is only a brief summary and is not intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. If you do not fully comply with all rules, which are subject to change, you may suffer adverse tax consequences. You should consult a qualified and competent tax adviser prior to adopting a plan or purchasing a Contract in connection with a tax-favored plan.

Financial Statements

The financial statements of Separate Account I of Integrity Life Insurance Company as of December 31, 2017, and for the periods indicated in the financial statements, included in this Statement of Additional Information have been audited by Ernst & Young LLP, 312 Walnut Street, Cincinnati, Ohio 45202, independent registered public accounting firm, as set forth in their reports included thereon. These financial statements are included in this registration statement in reliance on the reports of Ernst & Young LLP given on the authority of such firm as experts in accounting and auditing.

The statutory-basis financial statements of Integrity Life Insurance Company as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017, and the statutory-basis financial statements of The Western and Southern Life Insurance Company (WSLIC) as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017, included in this Statement of Additional Information have been audited by Ernst & Young LLP, 312 Walnut Street, Cincinnati, Ohio 45202, independent auditors, as set forth in their reports included thereon. These financial statements are included in this registration statement in reliance on the reports of Ernst & Young LLP given on the authority of such firm as experts in accounting and auditing.

You should distinguish the statutory-basis financial statements of Integrity from the financial statements of the Separate Account and consider the Integrity statutory-basis financial statements only as they relate to the ability of Integrity to meet its obligations under the Contracts. You should consider the statutory-basis financial statements of WSLIC as bearing only on the ability of WSLIC to meet its obligations under its guarantee to Integrity policyholders dated March 3, 2000. You should not consider the Integrity or WSLIC statutory-basis financial statements as relating to the investment performance of the assets held in the Separate Account.

5

STATUTORY-BASIS FINANCIAL STATEMENTS AND SCHEDULES

Integrity Life Insurance Company
Years Ended December 31, 2017, 2016 and 2015
With Report of Independent Auditors

Integrity Life Insurance Company

Statutory-Basis Financial Statements and Schedules

Years Ended December 31, 2017, 2016 and 2015

Report of Independent Auditors

The Board of Directors
Integrity Life Insurance Company

We have audited the accompanying statutory-basis financial statements of Integrity Life Insurance Company, which comprise the balance sheets as of December 31, 2017 and 2016, and the related statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2017, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Management also is responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

1

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1, to meet the requirements of Ohio, the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 1. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Integrity Life Insurance Company at December 31, 2017 and 2016, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2017.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Integrity Life Insurance Company at December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the statutory-basis financial statements as a whole. The accompanying statutory-basis financial statement supplementary information listed in Schedules I, III, and IV is presented for purposes of additional analysis and is not a required part of the statutory-basis financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The information has been subjected to the auditing procedures applied in the audits of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States. In our opinion, the information is fairly stated, in all material respects, in relation to the statutory-basis financial statements as a whole.

/s/ Ernst & Young LLP

Cincinnati, Ohio
April 20, 2018

2

Integrity Life Insurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2017	2016
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$5,059,296	$4,156,799
Preferred and common stocks	269,143	205,506
Investment in common stock of subsidiary	315,929	359,262
Mortgage loans	455,805	262,348
Policy loans	107,728	110,490
Derivatives	121,934	49,950
Cash, cash equivalents and short-term investments	108,565	138,400
Receivable for securities	3,752	2,746
Securities lending reinvested collateral assets	5,347	88
Other invested assets	205,932	199,044
Total cash and invested assets	6,653,431	5,484,633

Investment income due and accrued	46,276	42,071
Net deferred income tax asset	12,855	11,337
Amounts receivable on reinsurance contracts	18,745	18,325
Other admitted assets	2,400	2,694
Separate account assets	2,476,506	2,440,514
Total admitted assets	$9,210,213	$7,999,574

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$4,456,632	$3,938,775
Liability for deposit-type contracts	950,011	520,770
Policy and contract claims	191	223
Total policy and contract liabilities	5,406,834	4,459,768

General expense due and accrued	203	202
Current federal income taxes payable to parent	191	15,467
Transfer to separate accounts due and accrued, net	(4,562)	559
Asset valuation reserve	105,941	89,000
Interest maintenance reserve	12,447	4,555
Amounts payable on reinsurance contracts	17,313	17,084
Other liabilities	124,439	44,228
Derivatives	16,889	13,145
Payable for securities lending	178,253	106,734
Separate account liabilities	2,476,506	2,440,514
Total liabilities	8,334,454	7,191,256

Capital and surplus:
Common stock, $2 par value, authorized 1,500 shares, issued and outstanding 1,500 shares	3,000	3,000
Paid-in surplus	658,164	658,164
Accumulated surplus	214,595	147,154
Total capital and surplus	875,759	808,318
Total liabilities and capital and surplus	$9,210,213	$7,999,574
See accompanying notes.

3

Integrity Life Insurance Company
Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2017	2016	2015
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$845,693	$1,201,816	$1,101,228
Net investment income	263,386	232,326	198,656
Considerations for supplementary contracts with life contingencies	9,563	10,302	9,741
Amortization of the interest maintenance reserve	1,616	1,966	2,073
Reserve adjustments on reinsurance ceded	(72,074)	(72,484)	(82,621)
Fees from management of separate accounts	15,799	13,689	13,438
Other revenues	4,051	4,287	3,976
Total premiums and other revenues	1,068,034	1,391,902	1,246,491

Benefits paid or provided:
Death benefits	9,320	4,710	11,589
Annuity benefits	210,110	184,420	140,672
Surrender benefits	331,983	330,556	320,295
Payments on supplementary contracts with life contingencies	6,092	5,174	5,133
Increase (decrease) in policy reserves and other policyholders’ funds	535,960	799,407	749,284
Total benefits paid or provided	1,093,465	1,324,267	1,226,973

Insurance expenses and other deductions:
Commissions	45,335	65,320	63,691
Commissions and expenses on reinsurance assumed	15	13	14
General expenses	47,215	38,856	33,112
Net transfers to (from) separate accounts	(160,626)	(149,118)	(166,856)
Other deductions	4,160	2,481	1,864
Total insurance expenses and other deductions	(63,901)	(42,448)	(68,175)

Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	38,470	110,083	87,693
Federal income tax expense (benefit), excluding tax on capital gains	(6,524)	19,757	12,294
Gain (loss) from operations before net realized capital gains (losses)	44,994	90,326	75,399
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	(23,876)	25,581	(8,181)
Net income (loss)	$21,118	$115,907	$67,218
See accompanying notes.

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Integrity Life Insurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	Common Stock	Paid-In Surplus	Accumulated Surplus	Total Capital and Surplus
	(In Thousands)

Balance, January 1, 2015	$3,000	$613,164	$47,624	$663,788
Net income (loss)	—	—	67,218	67,218
Change in net deferred income tax	—	—	4,157	4,157
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $887)	—	—	(27,386)	(27,386)
Net change in nonadmitted assets and related items	—	—	(4,812)	(4,812)
Change in asset valuation reserve	—	—	282	282
Change in surplus in separate accounts	—	—	315	315
Dividends to stockholder	—	—	(25,000)	(25,000)
Balance, December 31, 2015	3,000	613,164	62,398	678,562
Net income (loss)	—	—	115,907	115,907
Change in net deferred income tax	—	—	(2,750)	(2,750)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($8,635))	—	—	(12,445)	(12,445)
Net change in nonadmitted assets and related items	—	—	(6,298)	(6,298)
Change in asset valuation reserve	—	—	(9,493)	(9,493)
Capital contribution	—	45,000	—	45,000
Change in surplus in separate accounts	—	—	(165)	(165)
Balance, December 31, 2016	3,000	658,164	147,154	808,318
Net income (loss)	—	—	21,118	21,118
Change in net deferred income tax	—	—	(22,179)	(22,179)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $5,293)	—	—	50,642	50,642
Net change in nonadmitted assets and related items	—	—	28,297	28,297
Change in valuation basis	—	—	6,271	6,271
Change in asset valuation reserve	—	—	(16,941)	(16,941)
Change in surplus in separate accounts	—	—	233	233
Balance, December 31, 2017	$3,000	$658,164	$214,595	$875,759

See accompanying notes.

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Integrity Life Insurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2017	2016	2015
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$855,586	$1,211,721	$1,111,170
Net investment income received	273,092	230,505	195,043
Benefits paid	(642,929)	(599,589)	(566,306)
Net transfers from (to) separate accounts	164,150	163,447	161,727
Commissions and expense paid	(100,023)	(107,490)	(98,566)
Federal income taxes recovered (paid)	(28,002)	(19,534)	(15,750)
Other, net	20,785	20,915	16,369
Net cash from (for) operations	542,659	899,975	803,687

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	721,277	728,407	507,326
Preferred and common stocks	30,267	115,401	172,321
Mortgage loans	6,175	25,016	9,912
Other invested assets	42,823	14,702	15,973
Net gains (losses) on cash, cash equivalents and short-term investments	(15)	(1)	1
Miscellaneous proceeds	7,367	11,048	4,948
Net proceeds from investments sold, matured or repaid	807,894	894,573	710,481

Cost of investments acquired:
Debt securities	(1,639,047)	(1,720,907)	(1,187,812)
Preferred and common stocks	(64,516)	(111,325)	(163,484)
Mortgage loans	(199,632)	(97,970)	(117,806)
Other invested assets	(39,579)	(74,889)	(21,273)
Miscellaneous applications	(24,410)	(26,306)	(28,113)
Total cost of investments acquired	(1,967,184)	(2,031,397)	(1,518,488)

Net change in policy and other loans	2,762	2,240	7,787
Net cash from (for) investments	(1,156,528)	(1,134,584)	(800,220)

Financing and miscellaneous activities
Capital and paid-in surplus, less treasury stock	—	45,000	—
Net deposits on deposit-type contract funds and other insurance liabilities	429,241	212,929	9,524
Dividends to stockholder	—	—	(25,000)
Other cash provided (applied)	154,793	5,142	68,195
Net cash from (for) financing and miscellaneous sources	584,034	263,071	52,719

Net change in cash, cash equivalents and short-term investments	(29,835)	28,462	56,186
Cash, cash equivalents and short-term investments:
Beginning of year	138,400	109,938	53,752
End of year	$108,565	$138,400	$109,938

See accompanying notes.

6

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

1. Nature of Operations and Significant Accounting Policies
Integrity Life Insurance Company (the Company) is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (Western and Southern). The Company, domiciled in the state of Ohio and currently licensed in 49 states and the District of Columbia, specializes in the asset accumulation business with particular emphasis on retirement savings and investment products. For the year ended December 31, 2017, approximately 41.5% of the gross premiums and annuity considerations for the Company were derived from California, Florida, Ohio, Pennsylvania, and Texas.

The Company’s wholly-owned insurance subsidiary, National Integrity Life Insurance Company (National Integrity), is currently licensed in eight states and the District of Columbia and distributes similar products, principally in the state of New York. Fort Washington Investment Advisors, Inc. (Fort Washington), a registered investment adviser, is a nonlife insurance subsidiary of Western and Southern and is the investment manager for the Company.
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio. These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.
Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.

7

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:

•	The extent and length of time the fair value has been below the book/adjusted carrying value;

•	The reasons for the decline in value;

•	Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;

•
For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;

•
For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and

•	For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.

If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of

8

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

the individual security sold using the seriatim method. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.
Subsidiary
The accounts and operations of the Company’s subsidiary are not consolidated with the accounts and operations of the Company as would be required under GAAP.
Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance policies sold, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.
Nonadmitted Assets
Certain assets designated as “nonadmitted”, and other assets not specifically identified as an admitted asset within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated deficit. Under GAAP, such assets are included in the balance sheets.
Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

9

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.
Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.
Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.
Restricted Assets

The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $1,074.2 million and $449.5 million as of December 31, 2017 and 2016, respectively. These assets are primarily collateral pledged to the Federal Home Loan Bank (FHLB) and collateral held in relation to the Company's securities lending program. These restricted assets are discussed in more detail in their relevant sections.

10

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks, other than FHLB stock, are unrestricted and reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes. FHLB stock is carried at cost and is restricted. At December 31, 2017 and 2016, the Company owned $22.9 million and $13.2 million, of FHLB stock, respectively. The FHLB stock is held in conjunction with the issuance of deposit contracts to the FHLB. See Note 9 for further description.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost or fair value. Perpetual preferred stocks that have the characteristics of equity securities and are rated as medium quality or better are reported at cost. All other perpetual preferred stocks are reported at the lower of cost or fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
The Company’s insurance subsidiary is reported at its underlying statutory equity. The net change in the subsidiary’s equity is included in capital and surplus.
Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.

11

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
Realized capital gains and losses are determined using the specific identification method.
Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.
Policy Reserves
Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.
Contracts issued that do not incorporate mortality or morbidity risk, such as guaranteed interest contracts, are accounted for as deposit-type contracts. Amounts received as payments and amounts withdrawn on deposit-type contracts are recorded directly to the liability for deposit-type contracts.
The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.

12

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula as prescribed by the NAIC. Tabular interest on funds not involving life contingencies was derived from basic data.
The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.
Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The change in reserves for modified coinsurance contracts is recorded on the reserve adjustments on reinsurance ceded line in the statements of operations.
Securities Lending
At December 31, 2017, the Company has loaned $173.9 million and $71.3 million (fair value) in the general and separate account, respectively, of various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank. At December 31, 2016, the Company has loaned $104.2 million and $38.8 million (fair value) in the general and separate account, respectively, of various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets.
The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2017 and 2016, the Company did not nonadmit any portion of the loaned securities.
The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is either managed by an affiliated agent of the Company or is managed by Deutsche Bank, an unaffiliated agent. Collateral managed by an affiliated agent, which approximated $244.8 million and $145.8 million at December 31, 2017 and 2016, respectively, is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable amount on the balance sheets because the funds are available for the general use of the Company. At December 31, 2017 and 2016, collateral managed by an unaffiliated agent, which approximated $5.3 million and $0.1 million, respectively, was invested in cash equivalents and was included in securities lending reinvested collateral assets on the balance sheet.

13

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

At December 31, 2017, the collateral for all securities on loan could be requested to be returned on demand by the borrower. At December 31, 2017 and 2016, the fair value of the total collateral is $250.1 million and $145.9 million, respectively.
The aggregate collateral broken out by maturity date is as follows at December 31, 2017:

	Amortized Cost	Fair Value
	(In Thousands)

Open	$—	$—
30 days or less	79,890	79,888
31 to 60 days	11,154	11,154
61 to 90 days	21,898	21,886
91 to 120 days	21,865	21,853
121 to 180 days	7,668	7,662
181 to 365 days	15,521	15,499
1 to 2 years	21,004	21,020
2 to 3 years	—	—
Greater than 3 years	71,164	71,164
Total collateral	$250,164	$250,126

At December 31, 2017, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $251.0 million in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.
There is no difference in the policy and procedures for the separate account. In addition, collateral for separate account securities lent is held in the general account with a corresponding payable and receivable between the general and separate accounts. The corresponding payable and receivable is included in the due to/from general account/separate account line on the balance sheets and was $72.7 million and $39.6 million at December 31, 2017 and 2016, respectively.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.
Separate Accounts

Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for nonguaranteed variable annuity contracts and guaranteed market value adjustment annuity contracts. Assets held in the separate account supporting variable annuities are carried at fair value. Assets held in the separate account supporting market value adjusted annuities are carried at the general account basis. These separate account assets are considered legally insulated from the general account. Surrender charges collectible by the general account in the event of annuity contract surrenders are

14

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

reported as a negative liability rather than an asset. Policy-related activity involving cash flow, such as premiums and benefits, are reported in the accompanying statements of operations in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of operations as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate accounts and other fees for assuming mortality and certain expense risks.

Federal Income Taxes
Western and Southern files a consolidated income tax return with its eligible subsidiaries and affiliates, including the Company. The provision for federal income taxes is allocated to the Company using a separate return method based upon a written tax-sharing agreement. The benefits from losses of subsidiaries and affiliates, which are utilized in the consolidated return, will be retained by the subsidiaries and affiliates under the tax-sharing agreement. Western and Southern pays all federal income taxes due for all members of the consolidated group. The Company will then charge or reimburse, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.
The Company includes interest and penalties in the federal income tax line on the statements of operations.
Accounting Changes
Effective January 1, 2017, the Company updated its valuation methodologies on certain reserves related to guaranteed living withdrawal benefits. This resulted in a change of statutory reserve valuation that is required to be recorded directly to surplus rather than as part of the reserve change recognized in the statements of operations. The Company has recorded a $6.3 million increase to surplus as a result of the change in valuation bases through the change in reserve on account of change in valuation basis on the statements of changes in capital and surplus.

Reclassifications
Certain prior year amounts in the Company’s statutory-basis financial statements have been reclassified to conform to the current year financial statement presentation.
Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 20, 2018.

15

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

2. Investments
The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2017:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$61,502	$17	$(30)	$61,489
Debt securities issued by states of the U.S. and political subdivisions of the states	43,094	2,086	(14)	45,166
Corporate securities	3,044,263	181,236	(8,504)	3,216,995
Commercial mortgage-backed securities	534,667	5,666	(2,991)	537,342
Residential mortgage-backed securities	455,417	22,315	(3,712)	474,020
Asset-backed securities	920,353	19,913	(3,708)	936,558
Total	$5,059,296	$231,233	$(18,959)	$5,271,570

At December 31, 2016:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$16,385	$36	$(5)	$16,416
Debt securities issued by states of the U.S. and political subdivisions of the states	39,915	1,680	(60)	41,535
Corporate securities	2,586,794	136,812	(22,132)	2,701,474
Commercial mortgage-backed securities	432,110	4,914	(4,448)	432,576
Residential mortgage-backed securities	393,033	21,716	(5,825)	408,924
Asset-backed securities	688,562	13,493	(11,451)	690,604
Total	$4,156,799	$178,651	$(43,921)	$4,291,529

At December 31, 2017 and 2016, the Company held unrated or below-investment-grade corporate debt securities with a book/adjusted carrying value of $376.0 million and $335.6 million, respectively, with an aggregate fair value of $393.9 million and $347.4 million, respectively. As of December 31, 2017 and 2016, such holdings amount to 7.4% and 8.1%, respectively, of the Company’s investments in debt securities and 4.1% and 4.2%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.

16

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

Unrealized gains and losses on investments in unaffiliated common stocks and common stock of subsidiary are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2017:
Preferred stocks	$21,789	$1,529	$—	$23,318

Common stocks, unaffiliated	$172,740	$44,872	$(1,181)	$216,431
Common stocks, mutual funds	29,202	1,721	—	30,923
Common stocks, subsidiary	270,806	45,123	—	315,929
	$472,748	$91,716	$(1,181)	$563,283

At December 31, 2016:
Preferred stocks	$19,383	$139	$(615)	$18,907

Common stocks, unaffiliated	158,075	18,221	(2,035)	174,261
Common stocks, mutual funds	10,751	1,111	—	11,862
Common stocks, subsidiary	228,982	130,280	—	359,262
	$397,808	$149,612	$(2,035)	$545,385

17

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months

	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2017:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(23)	$5,198	$(7)	$409
Debt securities issued by states of the U.S. and political subdivisions of the states	(14)	2,986	—	—
Corporate securities	(3,737)	443,187	(4,767)	128,392
Commercial mortgage-backed securities(1)	(1,097)	109,858	(1,894)	52,880
Residential mortgage-backed securities(1)	(1,064)	99,595	(2,648)	77,763
Asset-backed securities(1)	(993)	188,005	(2,715)	101,785
Total	$(6,928)	$848,829	$(12,031)	$361,229

Preferred stocks	$—	$—	$—	$—
Common stocks, unaffiliated	$(1,181)	$32,951	$—	$—
(1)Amounts relate to securities subject to SSAP 43R.

18

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months

	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2016:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(5)	$311	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	(60)	6,171	—	—
Corporate securities	(17,588)	628,184	(4,544)	57,711
Commercial mortgage-backed securities(1)	(4,448)	166,344	—	—
Residential mortgage-backed securities(1)	(4,160)	171,494	(1,665)	19,814
Asset-backed securities(1)	(11,105)	403,392	(346)	6,050
Total	$(37,366)	$1,375,896	$(6,555)	$83,575

Preferred stocks	$(615)	$10,841	$—	$—
Common stocks, unaffiliated	$(2,035)	$50,542	$—	$—
(1)Amounts relate to securities subject to SSAP 43R.
Investments that are impaired at December 31, 2017 and 2016, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed securities and residential mortgage-backed securities. The aggregated unrealized loss is approximately 1.6% and 3.0% of the carrying value of securities considered temporarily impaired at December 31, 2017 and 2016, respectively. At December 31, 2017, there were a total of 282 securities held that are considered temporarily impaired, 81 of which have been impaired for 12 months or longer. At December 31, 2016, there were a total of 373 securities held that are considered temporarily impaired, 59 of which have been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $1.9 million, $7.1 million, and $7.7 million for the years ended December 31, 2017, 2016 and 2015, respectively.

19

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

The following is a list of each loan-backed security held at December 31, 2017, with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2017, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities:

CUSIP	Book/ Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other- Than- Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value	Date of Other-Than-Temporary Impairment

(In Thousands)
For the year ended, December 31, 2017:

61752R-AJ-1	$1,182	$1,099	$83	$1,099	$1,099	6/30/2017
12628K-AF-9	551	495	56	495	471	6/30/2017
61749E-AF-4	672	646	26	646	646	6/30/2017
32051G-SD-8	505	502	3	502	502	6/30/2017
93935B-AH-3	910	902	8	902	902	6/30/2017
126694-HK-7	212	209	3	209	205	6/30/2017
86359D-SR-9	1,194	1,172	22	1,172	1,158	6/30/2017
12543P-AQ-6	91	67	24	67	38	9/30/2017
76111X-ZU-0	410	405	5	405	405	9/30/2017
12543P-AQ-6	53	34	19	34	29	12/31/2017
Total	XXX	XXX	$249	XXX	XXX

The Company had no OTTI on loan-backed and structured securities for the year ended December 31, 2017, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.

20

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2017, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$251,080	$253,310
After one through five	833,134	850,367
After five through ten	1,256,274	1,284,020
After ten	808,371	935,953
Mortgage-backed securities/asset-backed securities	1,910,437	1,947,920
Total	$5,059,296	$5,271,570

The expected maturities may differ from contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.
Proceeds from the sales of investments in debt securities during 2017, 2016 and 2015 were $131.9 million, $244.7 million, and $151.4 million; gross gains of $3.1 million, $9.6 million, and $8.0 million and gross losses of $1.9 million, $2.0 million, and $3.8 million were realized on those sales, respectively.
Proceeds from the sales of investments in equity securities during 2017, 2016 and 2015 were $26.1 million, $107.7 million and $159.4 million; gross gains of $3.5 million, $48.0 million, and $10.9  million and gross losses of $2.0 million, $1.8 million, and $13.1 million were realized on those sales, respectively.
Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2017	2016	2015
	(In Thousands)

Realized capital gains (losses)	$(3,530)	$50,744	$(10,274)
Less amount transferred to IMR (net of related taxes (benefits) of $591 in 2017, $3,424 in 2016, and $450 in 2015)	1,097	6,358	835
Less federal income tax expense (benefit) on realized capital gains (losses)	19,249	18,805	(2,930)
Net realized capital gains (losses)	$(23,876)	$25,581	$(8,179)

21

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

Net investment income was generated from the following for the years ended December 31:

	2017	2016	2015
	(In Thousands)

Debt securities	$193,452	$167,739	$137,186
Equity securities	41,932	40,092	43,752
Mortgage loans	16,127	10,098	6,030
Policy loans	8,207	8,974	8,170
Cash, cash equivalents and short-term investments	1,074	607	314
Other invested assets	6,167	7,436	5,611
Other	460	804	459
Gross investment income	267,419	235,750	201,522
Investment expenses	4,033	3,424	2,866
Net investment income	$263,386	$232,326	$198,656

The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2017, 46.0% of such mortgages, or $209.6 million, involved properties located in Colorado, Maryland, and Ohio. Such investments consist primarily of first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $43.5 million. During 2017, the respective minimum and maximum lending rates for mortgage loans issued were 4.03% and 4.80%. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2017, the Company did not reduce interest rates on any outstanding mortgages.
Derivative Instruments
The Company invests in derivatives as risk management for its equity indexed products. The exposure to credit risk on its interest rate floors and option positions is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should the counterparty default prior to settlement date). To limit exposure associated with counterparty nonperformance on its option positions, the Company limits its exposure to individual counterparties to 2% of admitted assets.
The Company markets equity indexed annuities. The risk associated with these products is that the ultimate benefit paid could be higher than the return earned from the underlying assets. The Company utilizes custom and exchange-traded call options to economically hedge the S&P 500 index and Goldman Sachs Multi-Asset Equity index exposure embedded in these products with a net notional amount of $1,098.7 million and $880.0 million at December 31, 2017 and 2016, respectively. The Company purchases and writes call options to correlate with changes in the annuity features due to movements in the S&P 500 and Goldman Sachs Multi-Asset Equity index. At the beginning of these contracts, a premium is either paid or received for transferring the related risk. The Company retains basis risk and risk associated with actual versus expected assumptions for mortality and lapse rates. The Company does not apply hedge accounting treatment to these call options. The Company recognizes changes in the fair value of these call options through unrealized gains/losses and

22

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

the related gains/losses from terminations, maturities or expirations through realized capital gains/losses. The change in fair value was $58.1 million, $0.8 million, and $(7.8) million for the years ended December 31, 2017, 2016, and 2014, respectively.
The Company has entered into a collateral agreement with the counterparty whereby under certain conditions the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the option and the agreed upon thresholds that are based on the credit rating of the counterparty. Inversely, if the net fair value of the option is negative, then the Company may be required to post assets using similar thresholds. At December 31, 2017 and 2016, $98.2 million and $27.0 million, respectively, of cash collateral had been posted to the Company.
Information related to the Company’s derivative instruments as described above and the effects of offsetting on the balance sheet consisted of the following for the years ended December 31:

	2017	2016
	(In Thousands)
Derivative assets:
Gross amount of recognized assets	$121,934	$49,950
Gross amounts offset	—	—
Net amount of assets	$121,934	$49,950

Derivative liabilities:
Gross amount of recognized liabilities	$(16,889)	$(13,145)
Gross amounts offset	—	—
Net amount of liabilities	$(16,889)	$(13,145)

23

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

3. Fair Values of Financial Instruments
Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.

•
Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.

•
Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include call options, stock warrants, and initially rated NAIC 6 commercial and residential mortgage-backed securities representing senior and subordinated tranches in securitization trusts containing residential mortgage loans, including those which are part of the Company's separate account assets. The Company determined fair value through the use of third-party pricing services utilizing market observable inputs.

•
Level 3 - Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities include certain call options. The fair values of these instruments are determined through the use of valuation models that utilize significant unobservable inputs. Also included in Level 3 assets and liabilities are common stocks being priced by utilizing recent financing for similar securities.

Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.

24

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.
Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds. The fair value of preferred stock included in Level 3 has been determined by discounting the expected cash flows using current market-consistent rates applicable to the yield. The fair value of common stock included in Level 3 has been determined by utilizing recent financing for similar securities.
Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.
Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
Derivative Instruments
The fair values of free-standing derivative positions, primarily call options, are determined through the use of third-party pricing services utilizing market observable inputs or valuation models incorporating significant unobservable inputs, including projected cash flows, applicable swap curves and implied volatilities. The

25

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

fair value of the stock warrants have been determined through the use of third-party pricing services utilizing market observable inputs.
Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.
Other Invested Assets
Other invested assets primarily include surplus debentures for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.
Assets Held in Separate Accounts
Assets held in separate accounts primarily include debt securities, equity securities, mutual funds and mortgage loans. The fair values of these assets have been determined using the same methodologies as similar assets held in the general account.
Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities and Fixed-Indexed Annuity Contracts
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.
The fair value of liabilities for fixed indexed annuities is based on embedded derivatives that have been bifurcated from the host contract. The fair value of embedded derivatives is calculated based on actuarial and capital market assumptions reflecting the projected cash flows over the life of the contract and incorporating expected policyholder behavior. The host is adjusted for acquisition costs with revised accretion rates.
Cash Collateral Payable
The payable represents the obligation to return cash collateral the Company has received relating to derivative instruments. The fair value is based upon the stated amount.
Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.

26

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

Separate Account Liabilities
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contract holders and the Company.
Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets
	(Liabilities)
	Measured at	Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2017
Assets:
Residential mortgage-backed securities	$407	$—	$407	$—
Commercial mortgage-backed securities	8	—	8	—
Common stocks, unaffiliated	193,544	192,264	—	1,280
Common stocks, mutual funds	30,923	30,923	—	—
Derivative assets	121,934	—	21,999	99,935
Separate account assets*	844,764	844,727	37	—
Total assets	$1,191,580	$1,067,914	$22,451	$101,215

Liabilities:
Derivative liabilities	$(16,889)	$—	$(16,889)	$—

At December 31, 2016
Assets:
Residential mortgage-backed securities	$379	$—	$379	$—
Common stocks, unaffiliated	161,015	161,015	—	—
Common stocks, mutual funds	11,862	11,862	—	—
Derivative assets	49,950	—	16,975	32,975
Separate account assets*	761,795	759,793	2,002	—
Total assets	$985,001	$932,670	$19,356	$32,975

Liabilities:
Derivative liabilities	$(13,145)	$—	$(13,145)	$—

*
Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.

There were no transfers between Level 1 and Level 2 of the fair value hierarchy.

27

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2017, is as follows:

	Beginning Asset/ (Liability) as of	Total Realized/ Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/ (Liability) as of
	January 1, 2017	Net Income	Surplus				December 31, 2017
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$—	$1,280	$—	$—	$1,280
Derivative assets	32,975	285	57,624	9,051	—	—	99,935
Total assets	$32,975	$285	$57,624	$10,331	$—	$—	$101,215

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2017, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$1,280	$—	$—	$—	$1,280
Derivative assets	10,997	—	—	(1,946)	9,051
Total assets	$12,277	$—	$—	$(1,946)	$10,331

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2016, is as follows:

	Beginning Asset/ (Liability) as of	Total Realized/ Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3*	Transfers Out of Level 3	Ending Asset/ (Liability) as of
	January 1, 2016	Net Income	Surplus				December 31, 2016
	(In Thousands)
Assets:
Derivative assets	$12,947	$—	$(1,135)	$21,163	$—	$—	$32,975
* Transfers into Level 3 primarily include call options for which the Company began utilizing a valuation model incorporating significant unobservable inputs.

28

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2016, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Derivative assets	$21,163	$—	$—	$—	$21,163

The following table provides a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities at (in thousands):

December 31, 2017
Security Type	Fair Value	Valuation Technique	Unobservable Input	Input

Derivative assets	$99,935	Black-Scholes-Merton Model	Implied Volatility	7% - 26.8%

December 31, 2016
Security Type	Fair Value	Valuation Technique	Unobservable Input	Input

Derivative assets	$32,975	Black-Scholes-Merton Model Spreads and Average Algorithm Model Monte Carlo Model	Implied Volatility	7%
In isolation, significant increases (decreases) in the implied volatility would typically result in a significantly higher (lower) fair value measurement for Level 3 derivative assets and Level 3 derivative liabilities.
The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2017 and 2016.

29

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2017
	Carrying Amount	Fair Value	(Level 1)	(Level 2)	(Level 3)
	(In Thousands)
Assets:
Bonds	$5,059,296	$5,271,570	$30,606	$4,880,020	$360,944
Common stock, unaffiliated**	216,431	216,431	215,151	—	1,280
Common stock, mutual funds	30,923	30,923	30,923	—	—
Preferred stock	21,789	23,318	—	18,278	5,040
Mortgage loans	455,805	460,984	—	—	460,984
Cash, cash equivalents and short-term investments	108,565	108,569	108,569	—	—
Other invested assets, surplus notes	15,993	20,439	—	20,439	—
Securities lending reinvested collateral assets	5,347	5,347	5,347	—	—
Derivative assets	121,934	121,934	—	21,999	99,935
Separate account assets	2,476,506	2,528,161	847,205	1,523,583	157,373

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(1,654,981)	$(1,673,117)	$—	$—	$(1,673,117)
Fixed-indexed annuity contracts	(1,491,219)	(1,518,185)	—	—	(1,518,185)
Derivative liabilities	(16,889)	(16,889)	—	(16,889)	—
Cash collateral payable	(98,160)	(98,160)	—	(98,160)	—
Separate account liabilities*	(1,578,996)	(1,632,139)	—	—	(1,632,139)
Securities lending liability	(178,253)	(178,253)	—	(178,253)	—

* Variable annuity contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.

30

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

	December 31, 2016
	Carrying Amount	Fair Value	(Level 1)	(Level 2)	(Level 3)
	(In Thousands)
Assets:
Bonds	$4,156,799	$4,291,529	$5,616	$4,010,725	$275,188
Common stock, unaffiliated	174,261	174,261	174,261	—	—
Common stock, mutual funds	11,862	11,862	11,862	—	—
Preferred stock	19,383	18,907	—	13,852	5,055
Mortgage loans	262,348	266,063	—	—	266,063
Cash, cash equivalents and short-term investments	138,400	138,400	138,400	—	—
Other invested assets, surplus notes	16,008	18,828	—	18,828	—
Securities lending reinvested collateral assets	88	88	88	—	—
Derivative assets	49,950	49,950	—	16,975	32,975
Separate account assets	2,440,514	2,489,155	759,780	1,547,694	181,681

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(1,285,818)	$(1,368,958)	$—	$—	$(1,368,958)
Fixed-indexed annuity contracts	(1,183,302)	(1,204,316)	—	—	(1,204,316)
Derivative liabilities	(13,145)	(13,145)	—	(13,145)	—
Cash collateral payable	(26,990)	(26,990)	—	(26,990)	—
Separate account liabilities*	(1,657,419)	(1,747,304)	—	—	(1,747,304)
Securities lending liability	(106,734)	(106,734)	—	(106,734)	—

* Variable annuity contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.

31

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

4. Related-Party Transactions
The Company received a $34.0 million ordinary dividend from National Integrity in December 2017. The dividend was in the form of cash.
The Company received a $34.0 million ordinary dividend from National Integrity in November 2016. The dividend was in the form of cash.
The Company received a capital contribution of $45.0 million from Western and Southern in December 2016. The capital contribution was in the form of cash.
The Company received a $37.0 million ordinary dividend from National Integrity in November 2015. The dividend was in the form of cash.
The Company paid a $25.0 million ordinary dividend to Western and Southern in December 2015. The dividend was in the form of cash.
The Company had $0.1 million and $0.1 million receivable from parent, subsidiaries and affiliates as of December 31, 2017 and 2016, respectively. The Company had $4.9 million and $2.7 million payable to parent, subsidiaries and affiliates as of December 31, 2017 and 2016, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.
The Company has entered into a reinsurance agreement with Western and Southern. See Note 5 for further description.
Western and Southern guarantees the payment of the Company’s policyholder obligations. In the unlikely event the guarantee would be triggered, Western and Southern may be permitted to take control of the Company’s assets to recover all or a portion of the amounts paid under the guarantee.
5. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
The Company has a modified coinsurance agreement with Western and Southern, whereby the Company cedes structured settlements, guaranteed rate option annuities, and accumulation products written before July 1, 2002. Under the terms of the agreement, the Company retains the reserves and the related assets of this business.

32

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2017	2016	2015
	(In Thousands)

Direct premiums	$846,742	$1,203,499	$1,103,381
Assumed premiums:
Affiliates	—	—	—
Nonaffiliates	98	87	96
Ceded premiums:
Affiliates	(863)	(1,408)	(1,879)
Nonaffiliates	(284)	(362)	(370)
Net premiums	$845,693	$1,201,816	$1,101,228

The Company’s ceded reinsurance arrangements reduced certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2017	2016	2015
	(In Thousands)
Benefits paid or provided:
Affiliates	$71,418	$74,494	$85,934
Nonaffiliates	776	1,138	3,863
Policy and contract liabilities:
Affiliates	—	—	—
Nonaffiliates	1,610	1,849	2,639
Amounts receivable on reinsurance contracts:
Affiliates	14,742	12,995	15,730
Nonaffiliates	—	32	2

In 2017, 2016 and 2015, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.
At December 31, 2017, the Company has no reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2017, the Company’s reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company’s capital and surplus.
Neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2017, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.

33

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

There would be no reduction in surplus at December 31, 2017, if all reinsurance agreements were cancelled.
6. Federal Income Taxes
The Company is included in the consolidated federal income tax return of Western and Southern. The Company had a receivable (payable) from (to) Western and Southern in the amount of $(0.2) million and $(15.5) million at December 31, 2017 and 2016, respectively. The tax years 2008 through 2017 remain subject to examination by major tax jurisdictions.
The amount of federal income taxes incurred that will be available for recoupment at December 31, 2017, in the event of future net losses is $0.8 million, $20.0 million, and $0.6 million from 2017, 2016 and 2015, respectively.
The components of the net deferred tax asset (liability) at December 31 are as follows:

		12/31/2017
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$55,904	$4,847	$60,751
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	55,904	4,847	60,751
(d)	Deferred tax assets nonadmitted	650	—	650
(e)	Subtotal net admitted deferred tax assets (c - d)	55,254	4,847	60,101
(f)	Deferred tax liabilities	36,958	10,288	47,246
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$18,296	$(5,441)	$12,855

		12/31/2016
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$49,138	$11,728	$60,866
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	49,138	11,728	60,866
(d)	Deferred tax assets nonadmitted	29,640	—	29,640
(e)	Subtotal net admitted deferred tax assets (c - d)	19,498	11,728	31,226
(f)	Deferred tax liabilities	9,147	10,742	19,889
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$10,351	$986	$11,337

34

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$6,766	$(6,881)	$(115)
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	6,766	(6,881)	(115)
(d)	Deferred tax assets nonadmitted	(28,990)	—	(28,990)
(e)	Subtotal net admitted deferred tax assets (c - d)	35,756	(6,881)	28,875
(f)	Deferred tax liabilities	27,811	(454)	27,357
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$7,945	$(6,427)	$1,518

		12/31/2017
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$332	$332
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	12,523	—	12,523
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	12,523	—	12,523
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	129,436
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	42,731	4,515	47,246
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$55,254	$4,847	$60,101

35

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

		12/31/2016
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$10,276	$1,061	$11,337
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	—	—	—
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	—	—	—
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	111,117
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	9,222	10,667	19,889
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$19,498	$11,728	$31,226

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss	$(10,276)	$(729)	$(11,005)
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	12,523	—	12,523
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	12,523	—	12,523
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	18,319
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	33,509	(6,152)	27,357
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$35,756	$(6,881)	$28,875

36

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

		2017	2016
		(In Thousands)
(a)	Ratio percentage used to determine recovery period and threshold limitation amount	877%	851%
(b)	Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (b)2 above	$112,019	$105,176

		12/31/2017
		(1)	(2)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$55,904	$4,847
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	2.17%	0.55%
(c)	Net Admitted Adjusted Gross DTAs amount	$55,254	$4,847
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	2.19%	0.55%

		12/31/2016
		(3)	(4)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$49,138	$11,728
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	3.29%	1.74%
(c)	Net Admitted Adjusted Gross DTAs amount	$19,498	$11,728
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	6.40%	3.40%

		Change
		(5)	(6)
		(Col 1-3)	(Col 2-4)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$6,766	$(6,881)
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	(1.12)%	(1.19)%
(c)	Net Admitted Adjusted Gross DTAs amount	$35,756	$(6,881)
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	(4.21)%	(2.85)%

The Company’s tax planning strategies do include the use of reinsurance.

37

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

Current income taxes incurred consist of the following major components:

			12/31/2017	12/31/2016	12/31/2015
(1)	Current income tax		(In Thousands)
	(a)	Federal	$(6,533)	$19,762	$12,150
	(b)	Foreign	9	(5)	144
	(c)	Subtotal	(6,524)	19,757	12,294
	(d)	Federal income tax on net capital gains	19,249	18,805	(2,930)
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$12,725	$38,562	$9,364

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2017	12/31/2016	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	49,111	38,733	10,378
		(4) Investments	—	—	—
		(5) Deferred acquisition costs	6,572	10,066	(3,494)
		(6) Policyholder dividends accrual	—	—	—
		(7) Fixed assets	—	—	—
		(8) Compensation and benefits accrual	34	58	(24)
		(9) Pension accrual	—	—	—
		(10) Receivables - nonadmitted	17	106	(89)
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	170	175	(5)
		(99) Subtotal	55,904	49,138	6,766
	(b)	Statutory valuation allowance adjustment	—	—	—
	(c)	Nonadmitted	650	29,640	(28,990)
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	55,254	19,498	35,756
	(e)	Capital
		(1) Investments	4,847	11,728	(6,881)
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	4,847	11,728	(6,881)
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	—	—
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	4,847	11,728	(6,881)
	(i)	Admitted deferred tax assets (2d + 2h)	$60,101	$31,226	$28,875
38

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2017	12/31/2016	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	$5,373	$5,398	$(25)
		(2) Fixed assets	—	—	—
		(3) Deferred and uncollected premium	—	—	—
		(4) Policyholder reserves	31,220	3,749	27,471
		(5) Other	365	—	365
		(99) Subtotal	36,958	9,147	27,811
	(b)	Capital
		(1) Investments	10,288	10,742	(454)
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	10,288	10,742	(454)
	(c)	Deferred tax liabilities (3a99 + 3b99)	$47,246	$19,889	$27,357

(4)	Net deferred tax assets/liabilities (2i - 3c)		$12,855	$11,337	$1,518

Among the more significant book-to-tax adjustments were the following:

	12/31/2017	Effective Tax Rate	12/31/2016	Effective Tax Rate	12/31/2015	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)
Provision computed at statutory rate	$12,229	35.00%	$56,290	35.00%	$27,096	35.00%
Dividends received deduction	(13,384)	(38.31)	(13,417)	(8.34)	(13,865)	(17.91)
Derivative adjustment	20,327	58.18	282	0.18	(2,737)	(3.54)
Tax credits	(6,438)	(18.43)	(1,732)	(1.08)	(1,886)	(2.44)
Interest maintenance reserve adjustment	—	—	—	—	(1,488)	(1.92)
Change in federal tax rate	18,208	52.11	—	—	—	—
Statutory reserve change	2,195	6.29	—	—	—	—
Other	226	0.65	(111)	(0.07)	(1,913)	(2.46)
Other invested assets and nonadmitted change	1,541	4.41	—	—	—	—
Total statutory income taxes	$34,904	99.90%	$41,312	25.69%	$5,207	6.73%

Federal taxes incurred	$12,725	36.42%	$38,562	23.98%	$9,364	12.10%
Change in net deferred income taxes	22,179	63.48	2,750	1.71	(4,157)	(5.37)
Total statutory income taxes	$34,904	99.90%	$41,312	25.69%	$5,207	6.73%

At December 31, 2017, the Company had $0.0 of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the company had $0.0 million of deferred tax liabilities that are not recognized.
As of December 31, 2017 and 2016, the Company had a balance of $1.7 million and $1.7 million, respectively, in its policyholder surplus account under the provisions of the Internal Revenue Code. This amount, under the Tax Cuts and Jobs Act (the Tax Act), became taxable on January 1, 2018.
On December 22, 2017, the Tax Act was enacted, significantly changing the US income tax law. Among the provisions of the Tax Act were the establishment of a flat corporate income tax rate of 21%, a general repeal of net operating loss carrybacks and a reduction in the maximum deduction for net operating loss carryforwards

39

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

arising in tax years beginning after 2017, and the elimination or reduction of certain deductions, exclusions and credits. The Tax Act is aimed at encouraging economic growth through the reduction in corporate income tax rates and simplification of the tax law which will create a broadened tax base.
The Company has recognized the effects of the tax rate change on its deferred tax balances in its December 31, 2017 financial statements. The re-measurement of deferred tax assets and liabilities resulted in a reduction of net deferred tax assets of $9,003,475, of which $(9,204,659) and $18,208,134 was recorded as an adjustment to the change in net unrealized capital gains (losses) and the change in net deferred income tax, respectively. Upon issuance of the Company’s financial statements for the year ended December 31, 2017, the Company’s accounting for certain income tax effects of the Tax Act is incomplete; however, the Company has included reasonable estimates of these balances in its re-measurement of deferred tax assets and liabilities. The estimates are reported as provisional amounts for the effect of the Tax Act on deferred taxes, including items related to the computation of life reserves. The Company will update the provisional amounts over a measurement period which will not extend beyond December 22, 2018.
7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2017 and 2016, the Company exceeded the minimum risk-based capital.
Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is able to pay dividends of up to $87.6 million by the end of 2018 without seeking prior regulatory approval based on capital and surplus of $875.8 million at December 31, 2017.
8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.
At December 31, 2017, the Company does not have any material lease agreements for office space or equipment.

At December 31, 2017, the Company has future commitments to provide additional capital contributions of $16.3 million to investments in joint ventures, limited partnerships and limited liability companies.

40

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

9. Annuity Reserves and Deposit-Type Contract Liabilities
At December 31, 2017, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal:
With fair value adjustment	$(1,792)	$974,186	$—	$972,394	12.8%
At book value less current surrender charge of 5% or more	1,574,909	604,810	—	2,179,719	28.7
At fair value	—	—	820,637	820,637	10.8
Total with adjustment or at market value	$1,573,117	$1,578,996	$820,637	$3,972,750	52.3
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	625,384	—	—	625,384	8.2
Not subject to discretionary withdrawal	2,990,471	—	—	2,990,471	39.5
Total annuity reserves and deposit-type contract liabilities (before reinsurance)	$5,188,972	$1,578,996	$820,637	$7,588,605	100.0%
Less reinsurance ceded	1,574	—	—	1,574
Net annuity reserves and deposit-type contract liabilities	$5,187,398	$1,578,996	$820,637	$7,587,031

Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.
Federal Home Loan Bank
The Company is a member of the FHLB of Cincinnati. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds to increase profitability. The Company has determined the actual/estimated maximum borrowing capacity as $765.0 million. The Company calculated this amount after a review of its pledgeable assets (both pledged and unpledged) and after applying the respective FHLB borrowing haircuts.

41

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

FHLB Capital Stock – General Account:

	December 31
	2017	2016
	(in thousands)
Membership stock - Class A (not eligible for redemption)	$9,599	$8,669
Membership stock - Class B	—	—
Activity stock	13,288	4,577
Excess stock	—	—
Aggregate total	$22,887	$13,246
Actual or estimated borrowing capacity as determined by the insurer	$765,000	$300,000

Collateral Pledged to FHLB – General Account:

	2017				2016
	Fair Value	Carrying Value	Aggregate Total Borrowing	Borrowed at Time of Maximum Collateral	Fair Value	Carrying Value	Aggregate Total Borrowing	Borrowed at Time of Maximum Collateral
	(In Thousands)
Total as of reporting date	$809,546	$795,466	$663,848	XXX	$289,494	$284,812	$228,834	XXX
Maximum during reporting date	$809,546	$795,466	XXX	$663,848	$289,494	$284,812	XXX	$228,834

Borrowing from FHLB - General Account:

	2017			2016
	At Reporting Date	Reserves Established at Reporting Date	Maximum Amount During Period	At Reporting Date	Reserves Established at Reporting Date
	(In Thousands)
Funding agreements	$663,848	$652,801	$663,848	$228,834	$219,619
Debt	—	XXX	—	—	XXX
Aggregate total	$663,848	$652,801	$663,848	$228,834	$219,619

The Company does not have any prepayment obligations under these FHLB borrowing arrangements.
10. Separate Accounts
The Company’s guaranteed separate account consists of non-indexed, guaranteed rate options that include market value adjustments and systematic transfer options. The guaranteed rate options are sold in fixed annuity products and as investment options within the Company’s variable annuity products. The guaranteed rate options and systematic transfer options carry a minimum interest guarantee based on the guarantee period selected by the policyholder. The fixed annuity products offered provide a death benefit equal to the account value, with one product offering an optional death benefit ranging from 25% to 40% of the gain in the contract. The fixed investment options offered within the Company’s variable annuity products provide the death benefits listed below for variable annuities.

42

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

The Company’s nonguaranteed separate accounts consist of subaccounts available through variable annuities and variable life insurance. The net investment experience of each subaccount is credited directly to the policyholder and can be positive or negative. The variable annuities include guaranteed minimum death benefits that vary by product and include optional death benefits available on some products. The death benefits offered by the Company include the following: account value, return of premium paid, a death benefit that is adjusted after seven years to the current account value, a death benefit that is adjusted annually to the current account value, and an additional death benefit ranging from 25% to 40% of the gain in the contract. Some variable annuities also provide living benefits, which include guaranteed accumulation amounts on a date certain, guaranteed minimum withdrawal amounts and guaranteed minimum lifetime withdrawal amounts. The death benefit under the variable life insurance policies may vary with the investment performance of the underlying investments in the separate accounts.
To compensate the general account for risk taken, the separate accounts paid risk charges of $3.2 million, $2.4 million, $2.2 million, $1.7 million and $1.2 million in 2017, 2016, 2015, 2014 and 2013, respectively. The Company’s general account paid $0.1 million, $0.2 million, $0.2 million, $0.2 million and $0.1 million towards separate account guarantees in 2017, 2016, 2015, 2014, and 2013, respectively.

43

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2017, is as follows:

	Separate Accounts With Guarantees
	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
	(In Thousands)

Premiums, considerations or deposits	$61,071	$11	$67,179	$128,261

Reserves for separate accounts with assets at:
Fair value	$—	$—	$827,713	$827,713
Amortized cost	1,477,446	101,550	—	1,578,996
Total reserves	$1,477,446	$101,550	$827,713	$2,406,709

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$872,780	$101,406	$—	$974,186
At book value without fair value adjustment and with current surrender charge of 5% or more	604,666	144	—	604,810
At fair value	—	—	827,713	827,713
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—	—
Subtotal	1,477,446	101,550	827,713	2,406,709
Not subject to discretionary withdrawal	—	—	—	—
Total separate accounts reserves	$1,477,446	$101,550	$827,713	$2,406,709

44

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

A reconciliation of the amounts transferred to and from the separate accounts for the year ended December 31, 2017, is presented below:

2017
(In Thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to separate accounts	$128,261
Transfers from separate accounts	289,595
Net transfers to (from) separate accounts	(161,334)

Reconciling adjustments:
Policy deductions and other expenses	630
Other changes in surplus in Separate Account Statement	233
Other account adjustments	(155)
Transfers as reported in the Summary of Operations of the Company	$(160,626)

45

Financial Statement Schedules (Statutory-Basis)

46

Integrity Life Insurance Company

Summary of Investments – Other Than Investments in Related Parties
(Statutory-Basis)

December 31, 2017
(In Thousands)

Schedule I
			Amount at Which
		Market	Shown in the
Type of Investment	Cost (1)	Value	Balance Sheet

Debt securities
Bonds:
United States government and
government agencies and authorities	$106,922	$106,966	$106,922
States, municipalities and political
subdivisions	440,420	455,809	440,420
Foreign governments	30,601	31,463	30,601
All other corporate bonds	4,481,353	4,677,331	4,481,353
Preferred stocks	21,789	23,318	21,789
Total fixed maturities	5,081,085	5,294,887	5,081,085

Equity securities
Common stocks:
Industrial, miscellaneous and all other	201,942	247,354	247,354

Mortgage loans on real estate	455,805		455,805
Policy loans	107,728		107,728
Other long-term investments	107,903		107,903
Cash, cash equivalents and short-term
investments	113,911		113,911
Total investments	$6,068,374		$6,113,786

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual discounts.

47

Integrity Life Insurance Company

Supplementary Insurance Information (Statutory-Basis)

(In Thousands)

Schedule III
						Benefits,
	Future					Claims
	Policy		Policy and		Net	Losses and	Other
	Benefits and	Unearned	Contract	Premium	Investment	Settlement	Operating	Premiums
	Expenses	Premiums	Liabilities	Revenue	Income*	Expenses	Expenses*	Written

Year ended December 31, 2017
Individual life	$264,014	$—	$126	$9,920	$20,633	$14,458	$266
Individual health	—	—	—	—	—	—	—	$—
Group life and health	6,819	—	—	—	494	(477)	—	—
Annuity	4,185,799	—	65	845,336	211,361	1,079,484	28,915
Corporate and other	—	—	—	—	30,898	—	18,034
	$4,456,632	$—	$191	$855,256	$263,386	$1,093,465	$47,215

Year ended December 31, 2016
Individual life	$269,230	$—	$129	$10,620	$20,387	$21,702	$269
Individual health	—	—	—	—	—	—	—	$—
Group life and health	8,018	—	—	—	595	(2,243)	—	—
Annuity	3,661,527	—	94	1,201,498	173,609	1,304,808	26,586
Corporate and other	—	—	—	—	37,735	—	12,001
	$3,938,775	$—	$223	$1,212,118	$232,326	$1,324,267	$38,856

Year ended December 31, 2015
Individual life	$261,100	$—	$141	$10,132	$20,675	$13,174	$324
Individual health	—	—	—	—	—	—	—	$—
Group life and health	9,737	—	—	—	736	(864)	—	—
Annuity	2,867,412	—	93	1,100,837	134,549	1,214,663	22,105
Corporate and other	—	—	—	—	42,696	—	10,683
	$3,138,249	$—	$234	$1,110,969	$198,656	$1,226,973	$33,112

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

48

Integrity Life Insurance Company

Reinsurance (Statutory-Basis)

(In Thousands)

Schedule IV
					Percentage
		Ceded to	Assumed		of Amount
	Gross	Other	From Other	Net	Assumed
	Amount	Companies	Companies	Amount	to Net

Year ended December 31, 2017
Life insurance in force	$346,184	$170,525	$21,007	$196,666	11%
Premiums:
Individual life	$10,060	$238	$98	$9,920	1%
Individual health	—	—	—	—	—
Group life and health	—	—	—	—	—
Annuity	846,245	909	—	845,336	—%
	$856,305	$1,147	$98	$855,256	—%

Year ended December 31, 2016
Life insurance in force	$366,827	$182,249	$21,754	$206,332	11%
Premiums:
Individual life	$10,836	$303	$87	$10,620	1%
Individual health	—	—	—	—	—
Group life and health	—	—	—	—	—
Annuity	1,202,965	1,467	—	1,201,498	—%
	$1,213,801	$1,770	$87	$1,212,118	—%

Year ended December 31, 2015
Life insurance in force	$374,506	$188,366	$23,235	$209,375	11%
Premiums:
Individual life	$10,327	$291	$96	$10,132	1%
Individual health	—	—	—	—	—
Group life and health	—	—	—	—	—
Annuity	1,102,795	1,958	—	1,100,837	—%
	$1,113,122	$2,249	$96	$1,110,969	—%

49

STATUTORY-BASIS FINANCIAL STATEMENTS AND SCHEDULES

The Western and Southern Life Insurance Company
Years Ended December 31, 2017, 2016 and 2015
With Report of Independent Auditors

The Western and Southern Life Insurance Company

Statutory-Basis Financial Statements and Schedules

Years Ended December 31, 2017, 2016 and 2015

Report of Independent Auditors

The Board of Directors
The Western and Southern Life Insurance Company

We have audited the accompanying statutory-basis financial statements of The Western and Southern Life Insurance Company, which comprise the balance sheets as of December 31, 2017 and 2016, and the related statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2017, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Management also is responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1, to meet the requirements of Ohio, the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 1. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of The Western and Southern Life Insurance Company at December 31, 2017 and 2016, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2017.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of The Western and Southern Life Insurance Company at December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the statutory-basis financial statements as a whole. The accompanying statutory-basis financial statement supplementary information listed in Schedules I, III, and IV is presented for purposes of additional analysis and is not a required part of the statutory-basis financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The information has been subjected to the auditing procedures applied in the audits of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States. In our opinion, the information is fairly stated, in all material respects, in relation to the statutory-basis financial statements as a whole.

/s/ Ernst & Young LLP

Cincinnati, Ohio
April 20, 2018

The Western and Southern Life Insurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2017	2016
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$3,544,456	$3,432,246
Preferred and common stocks	1,471,824	1,325,783
Investments in common stocks of subsidiaries	2,150,761	2,191,212
Mortgage loans	49,229	57,655
Policy loans	164,706	167,005
Real estate:
Properties held for the production of income	3,327	3,111
Properties occupied by the Company	24,479	25,993
Cash, cash equivalents and short-term investments	230,950	148,695
Receivable for securities	2,143	3,767
Securities lending reinvested collateral assets	62,048	17,592
Other invested assets	1,635,171	1,499,024
Total cash and invested assets	9,339,094	8,872,083

Investment income due and accrued	44,164	44,669
Premiums deferred and uncollected	51,020	52,288
Current federal income taxes recoverable	26,766	—
Net deferred income tax asset	24,178	96,462
Receivables from parent, subsidiaries and affiliates	36,273	24,928
Other admitted assets	24,262	23,135
Separate account assets	1,005,694	994,109
Total admitted assets	$10,551,451	$10,107,674

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$2,681,638	$2,654,244
Accident and health reserves	258,424	253,076
Liability for deposit-type contracts	224,599	230,632
Policy and contract claims	51,483	48,261
Dividends payable to policyholders	38,658	42,425
Premiums received in advance	3,736	3,986
Total policy and contract liabilities	3,258,538	3,232,624

General expense due and accrued	35,982	26,640
Current federal income taxes payable	—	8,064
Transfer to (from) separate accounts due and accrued, net	(15)	(312)
Asset valuation reserve	373,868	341,387
Interest maintenance reserve	51,890	51,598
Other liabilities	282,955	234,720
Pension liability	32,997	100,825
Liability for postretirement benefits other than pensions	164,700	169,500
Payable for securities lending	245,503	132,988
Separate account liabilities	1,005,694	994,109
Total liabilities	5,452,112	5,292,143

Capital and surplus:
Common stock, $1 par value, authorized 1,000 shares, issued and outstanding 1,000 shares	1,000	1,000
Paid-in surplus	112,103	55,003
Accumulated surplus	4,986,236	4,759,528
Total capital and surplus	5,099,339	4,815,531
Total liabilities and capital and surplus	$10,551,451	$10,107,674
See accompanying notes.

The Western and Southern Life Insurance Company
Statement of Operations (Statutory-Basis)

	Year Ended December 31
	2017	2016	2015
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$246,746	$253,742	$256,197
Net investment income	539,164	322,165	545,324
Considerations for supplementary contracts with life contingencies	—	24	—
Amortization of the interest maintenance reserve	3,815	2,911	2,045
Commissions and expenses on reinsurance ceded	932	888	855
Other revenues	79	2,368	1,307
Total premiums and other revenues	790,736	582,098	805,728

Benefits paid or provided:
Death benefits	143,503	139,560	179,472
Annuity benefits	146,297	119,814	108,904
Disability and accident and health benefits	17,316	16,045	16,608
Surrender benefits	71,352	71,106	76,160
Payments on supplementary contracts with life contingencies	441	499	534
Other benefits	2,916	3,464	393
Increase in policy reserves and other policyholders’ funds	39,793	49,042	17,939
Total benefits paid or provided	421,618	399,530	400,010

Insurance expenses and other deductions:
Commissions	23,753	27,606	25,515
Commissions and expenses on reinsurance assumed	1,214	1,288	(3,909)
General expenses	134,399	138,995	140,417
Net transfers to (from) separate account	(101,619)	(69,680)	(57,160)
Reserve adjustments on reinsurance assumed	(71,901)	(72,342)	(82,611)
Other deductions	52,016	42,084	44,801
Total insurance expenses and other deductions	37,862	67,951	67,053

Gain (loss) from operations before dividends to policyholders, federal income tax expense, and net realized capital gains (losses)	331,256	114,617	338,665

Dividends to policyholders	51,964	57,514	57,752
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	279,292	57,103	280,913
Federal income tax expense (benefit), excluding tax on capital gains	12,111	5,193	28,820
Gain (loss) from operations before net realized capital gains (losses)	267,181	51,910	252,093
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	2,557	1,688	15,961
Net income (loss)	$269,738	$53,598	$268,054

See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	Common Stock	Paid-In Surplus	Accumulated Surplus	Total Capital and Surplus
	(In Thousands)

Balance, January 1, 2015	$1,000	$55,003	$4,238,207	$4,294,210
Net income (loss)	—	—	268,054	268,054
Change in net deferred income tax	—	—	50,246	50,246
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($61,825))	—	—	(149,736)	(149,736)
Change in reserve on account of change in valuation basis, (increase) or decrease	—	—	(552)	(552)
Net change in nonadmitted assets and related items	—	—	(1,367)	(1,367)
Change in asset valuation reserve	—	—	69,912	69,912
Dividends to stockholder	—	—	(40,000)	(40,000)
Change in unrecognized post retirement benefit obligation	—	—	65,117	65,117
Correction of critical illness ceded reserve	—	—	(7,549)	(7,549)
Balance, December 31, 2015	1,000	55,003	4,492,332	4,548,335
Net income (loss)	—	—	53,598	53,598
Change in net deferred income tax	—	—	17,794	17,794
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $48,990)	—	—	271,374	271,374
Net change in nonadmitted assets and related items	—	—	(26,671)	(26,671)
Change in asset valuation reserve	—	—	(65,901)	(65,901)
Change in unrecognized post retirement benefit obligation	—	—	21,709	21,709
Correction of traditional life reserves	—	—	(4,707)	(4,707)
Balance, December 31, 2016	1,000	55,003	4,759,528	4,815,531
Net income (loss)	—	—	269,738	269,738
Change in net deferred income tax	—	—	(103,027)	(103,027)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($31,715))	—	—	126,689	126,689
Net change in nonadmitted assets and related items	—	—	(64,589)	(64,589)
Change in asset valuation reserve	—	—	(32,481)	(32,481)
Change in unrecognized post retirement benefit obligation	—	—	30,991	30,991
Capital contribution	—	57,100	—	57,100
Correction of traditional life reserves	—	—	(613)	(613)
Balance, December 31, 2017	$1,000	$112,103	$4,986,236	$5,099,339

See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2017	2016	2015
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$249,358	$253,220	$257,767
Net investment income received	509,990	289,537	399,831
Benefits paid	(387,279)	(376,867)	(412,304)
Net transfers from (to) separate accounts	101,916	69,392	57,158
Commissions and expense paid	(77,257)	(96,818)	(68,181)
Dividends paid to policyholders	(55,732)	(56,917)	(57,224)
Federal income taxes recovered (paid)	(52,260)	(42,867)	(47,844)
Other, net	1,010	3,257	2,163
Net cash from (for) operations	289,746	41,937	131,366

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	782,780	825,252	798,604
Preferred and common stocks	481,055	546,227	781,840
Mortgage loans	15,501	920	11,565
Real estate	476	473	745
Other invested assets	245,518	153,463	140,199
Net gains (losses) on cash, cash equivalents and short-term investments	(23)	45	(11)
Miscellaneous proceeds	19,962	47,582	295,374
Net proceeds from investments sold, matured or repaid	1,545,269	1,573,962	2,028,316

Cost of investments acquired:
Debt securities	(885,797)	(690,324)	(829,108)
Preferred and common stocks	(575,188)	(544,379)	(590,543)
Mortgage loans	(7,076)	(17,569)	(35,716)
Real estate	(791)	(1,139)	(1,398)
Other invested assets	(315,724)	(290,787)	(306,777)
Miscellaneous applications	(44,456)	(968)	(78,511)
Total cost of investments acquired	(1,829,032)	(1,545,166)	(1,842,053)

Net change in policy and other loans	2,298	1,577	3,157
Net cash from (for) investments	(281,465)	30,373	189,420

Financing activities
Capital and paid in surplus, less treasury stock	57,100	—	—
Net deposits on deposit-type contract funds and other insurance liabilities	(6,033)	(6,494)	(3,238)
Dividends paid to stockholder	—	—	(40,000)
Other cash provided (applied)	22,907	(68,171)	(230,284)
Net cash from (for) financing and miscellaneous sources	73,974	(74,665)	(273,522)

Net change in cash, cash equivalents and short-term investments	82,255	(2,355)	47,264
Cash, cash equivalents and short-term investments:
Beginning of year	148,695	151,050	103,786
End of year	$230,950	$148,695	$151,050

Cash flow information for noncash transactions
Dividend from Western-Southern Life Assurance Company in the form of debt securities	$—	$—	$99,102

See accompanying notes.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

1. Nature of Operations and Significant Accounting Policies
The Western and Southern Life Insurance Company (the Company) is a stock life insurance company that offers primarily individual traditional and whole life insurance policies. The Company is licensed in 43 states and the District of Columbia. For the year ended December 31, 2017, approximately 68.2% of the gross premiums and annuity considerations for the Company were derived from California, Illinois, Indiana, North Carolina, Ohio, and Pennsylvania. The Company is domiciled in Ohio. The Company is an indirect, wholly-owned subsidiary of Western & Southern Mutual Holding Company (Mutual Holding), a mutual holding company formed pursuant to the insurance regulations of the State of Ohio. Ohio law requires Mutual Holding to hold at least a majority voting interest in the Company. Currently, Mutual Holding indirectly holds 100% of the voting interest through Western & Southern Financial Group, Inc. (WSFG), its wholly-owned subsidiary. The Company wholly owns the following insurance entities: Western-Southern Life Assurance Company (WSLAC), Columbus Life Insurance Company (Columbus Life) and Integrity Life Insurance Company (Integrity). Integrity Life Insurance Company wholly owns National Integrity Life Insurance Company (National).
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Included within the financial statements, the Company has established and operates a closed block for the benefit of holders of most participating individual ordinary and weekly industrial life insurance policies issued on or before the formation of Mutual Holding in 2000 (the Closed Block). Assets have been allocated to the Closed Block in an amount that is expected to produce cash flows which, together with anticipated revenue from the policies included in the Closed Block, are reasonably expected to be sufficient to support the Closed Block policies, the continuation of policyholder dividends, in aggregate, in accordance with the 2000 dividend scale if the experience underlying such scale continues, and for appropriate adjustments in the dividend scale if the experience changes. Invested assets allocated to the Closed Block consist primarily of high-quality debt securities, mortgage loans, policy loans, short-term investments, other invested assets, and securities lending reinvested collateral. Invested assets of $2,080.1 million and $2,073.7 million were allocated to the Closed Block as of December 31, 2017 and 2016, respectively. The assets allocated to the Closed Block inure solely for the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. The purpose of the Closed Block is to protect the policy dividend expectations of these policies after the formation of Mutual Holding. The Closed Block will continue in effect until the last policy in the Closed Block is no longer in force.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio. These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.
Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.
All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:

•	The extent and length of time the fair value has been below the book/adjusted carrying value;

•	The reasons for the decline in value;

•	Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;

•
For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

•
For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and

•	For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.

If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
Investments in real estate are reported net of required obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties.
Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.
Subsidiaries
The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance policies sold, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.
Nonadmitted Assets
Certain assets designated as “nonadmitted” (principally investments in unaudited subsidiaries and controlled and affiliated entities, electronic data processing equipment and software, and furniture and other equipment), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.
Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

Employee Benefits
For purposes of calculating the Company’s pension and postretirement benefit obligations, vested participants, non-vested participants and current retirees are included in the valuation. The prepaid pension asset resulting from the excess of the fair value of plan assets over the benefit obligation, which is nonadmitted under statutory accounting rules, is included in other comprehensive income under GAAP.
Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.
Policyholder Dividends
Policyholder dividends are recognized when declared rather than over the term of the related policies.
Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

Restricted Assets

The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $250.6 million and $138.4 million as of December 31, 2017 and 2016, respectively. These assets are primarily collateral held in relation to the Company's securities lending program. These restricted assets are discussed in more detail in their relevant section.

Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks are reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost or fair value. Perpetual preferred stocks that have the characteristics of equity securities and are rated as medium quality or better are reported at cost. All other perpetual preferred stocks are reported at the lower of cost or fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
There are no restrictions on unaffiliated common or preferred stocks.
Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
The Company’s insurance subsidiaries are reported at their underlying statutory equity. The Company’s noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in capital and surplus.
Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed by the straight-line method over the estimated useful life of the properties.
Property acquired in the satisfaction of debt is recorded at the lower of cost less accumulated depreciation or fair market value.
Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
Realized capital gains and losses are determined using the specific identification method.
Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.
Policy Reserves
Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

Policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method. The following mortality tables and interest rates are used:

	Percentage of Reserves
	2017	2016
Life insurance:
1941 Commissioners Standard Ordinary, 2-1/4% - 3-1/2%	8.3%	8.7%
1941 Standard Industrial, 2-1/2% - 3-1/2%	10.7	11.1
1958 Commissioners Standard Ordinary, 2-1/2% - 6%	20.6	21.5
1980 Commissioners Standard Ordinary, 4% - 6%	39.6	39.5
2001 Commissioners Standard Ordinary, 3-1/2% - 4-1/2%	14.5	13.0
2017 Commissioners Standard Ordinary, 3-1/2%	0.2	—
Other, 2-1/2% - 6%	4.7	4.7
	98.6%	98.5%
Other benefits (including annuities):
Various, 2-1/2% - 8-1/4%	1.4	1.5
	100.0%	100.0%

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.
For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.
As of December 31, 2017 and 2016, reserves of $22.8 million and $25.3 million, respectively, were recorded on in-force amounts of $1,217.7 million and $1,392.4 million, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation for all accident and health contracts.
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.
The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

Policyholders’ Dividends
The amount of policyholders’ dividends to be paid (including those on policies included in the Closed Block) is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.
Policy and Contract Claims
Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2017 and 2016. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.
Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Securities Lending
At December 31, 2017, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank, of which the fair value was $239.4 million and $9.1 million in the general and separate account, respectively. At December 31, 2016, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank, of which the fair value was $129.9 million and $76.6 million in the general and separate account, respectively. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets. The general account collateral is managed by both an affiliated and unaffiliated agent. The separate account is managed by an unaffiliated agent.
The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2017 and 2016, the Company did not nonadmit any portion of the loaned securities.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is either managed by an affiliated agent of the Company or is managed by Deutsche Bank, an unaffiliated agent. Collateral managed by an affiliated agent, which approximated $182.7 million and $115.1 million at December 31, 2017 and 2016, respectively, is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable amount on the balance sheets because the funds are available for the general use of the Company. At December 31, 2017 and 2016, collateral managed by an unaffiliated agent, which approximated $62.1 million and $17.6 million respectively, was invested in cash equivalents and was included in securities lending reinvested collateral assets on the balance sheet.
At December 31, 2017, the collateral for all securities on loan could be requested to be returned on demand by the borrower. At December 31, 2017 and 2016, the fair value of the total collateral in the general account was $244.8 million and $132.7 million, respectively. The fair value of the total collateral in the separate account was $9.3 million and $78.3 million at December 31, 2017 and 2016, respectively, which was all managed by an unaffiliated agent.
The aggregate collateral broken out by maturity date is as follows at December 31, 2017:

	Amortized Cost	Fair Value
	(In Thousands)
Open	$—	$—
30 days or less	127,875	127,874
31 to 60 days	9,411	9,411
61 to 90 days	26,668	26,655
91 to 120 days	9,948	9,940
121 to 180 days	5,214	5,210
181 to 365 days	11,684	11,670
1 to 2 years	15,103	15,115
2 to 3 years	4,000	4,000
Greater than 3 years	44,241	44,241
Total collateral	$254,144	$254,116

At December 31, 2017, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $245.5 million and $9.3 million in the general and separate accounts, respectively, in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

Separate Account
The Company maintains a separate account, which holds all of the Company’s pension plan assets. The assets of the separate account consist primarily of marketable securities, which are recorded at fair value. These assets are considered legally insulated from the general accounts.
There are no separate account liabilities that are guaranteed by the general account. (See Note 10 for further discussion on the general account’s responsibility as it relates to the obligations of the Company’s pension plan).
The activity within the separate account, including realized and unrealized gains or losses on its investments, has no effect on net income or capital and surplus of the Company. The Company’s statements of operations reflect annuity payments to pension plan participants and other expenses of the separate account, as well as the reimbursement of such expenses from the separate account.
Federal Income Taxes
The Company files a consolidated income tax return with its eligible subsidiaries and affiliates. The provision for federal income taxes is allocated to the individual companies using a separate return method based upon a written tax-sharing agreement. Under the agreement, the benefits from losses of subsidiaries and affiliates are retained by the subsidiary and affiliated companies. The Company pays all federal income taxes due for all members of the group. The Company then immediately charges or reimburses, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.
The Company includes interest and penalties in the federal income tax line on the statements of operations.
Postretirement Benefits Other Than Pensions
The Company accounts for its postretirement benefits other than pensions on an accrual basis. The postretirement benefit obligation for current retirees and fully eligible employees is measured by estimating the actuarial present value of benefits expected to be received at retirement using explicit assumptions.
Actuarial and investment gains and losses arising from differences between assumptions and actual experience upon subsequent remeasurement of the obligation may be recognized as a component of the net periodic benefit cost in the current period or amortized. The net gain or loss will be included as a component of net postretirement benefit cost for a year if, as of the beginning of the year, the unrecognized net gain or loss exceeds 10% of the postretirement benefit obligation. That gain or loss, if not recognized immediately, will be amortized over the average life expectancy of the employer’s fully vested and retiree group.
Accounting Changes
During 2016, the Company determined that its reserves related to certain classes of traditional life policies were understated due to an error in the calculation of premium mode factors. This resulted in a change of the aggregate reserve for traditional contracts that is required to be recorded directly to surplus rather than as a part of the reserve change recognized in the statements of operations. As a result, effective January 1, 2016, the Company has recorded a $4.7 million decrease directly to surplus through the correction of traditional life reserves line on the statements of changes in capital and surplus.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

Effective January 1, 2015, the Company updated its valuation methodology on certain critical illness and accident and health reserves.  This resulted in a change of statutory reserve valuation that is required to be recorded directly to surplus rather than as a part of the reserve change recognized in the statements of operations.  The Company recorded a $0.6 million decrease directly to surplus as a result of the change in valuation bases through the change in reserve on account of change in valuation basis line on the statements of changes in capital and surplus.

During 2015, the Company determined that its critical illness reserves were understated due to an error in the calculation of ceded reserves. This resulted in a change of the statutory aggregate reserve for accident and health contracts that is required to be recorded directly to surplus rather than as a part of the reserve change recognized in the statements of operations. As a result, effective January 1, 2015, the Company recorded a $7.5 million decrease directly to surplus as a result of the change in ceded reserves through the correction of critical illness ceded reserve line on the statements of changes in capital and surplus.

Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 20, 2018.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

2. Investments

The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2017:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$59,769	$1,132	$(31)	$60,870
Debt securities issued by states of the U.S. and political subdivisions of the states	24,346	1,752	—	26,098
Corporate securities	2,885,960	420,349	(2,462)	3,303,847
Commercial mortgage-backed securities	77,580	1,297	(155)	78,722
Residential mortgage-backed securities	298,786	15,654	(1,013)	313,427
Asset-backed securities	198,015	10,909	(156)	208,768
Total	$3,544,456	$451,093	$(3,817)	$3,991,732

At December 31, 2016:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$35,039	$1,527	$(12)	$36,554
Debt securities issued by states of the U.S. and political subdivisions of the states	36,859	1,904	(133)	38,630
Corporate securities	2,655,818	320,135	(16,852)	2,959,101
Commercial mortgage-backed securities	67,731	1,693	(73)	69,351
Residential mortgage-backed securities	325,418	14,697	(2,763)	337,352
Asset-backed securities	311,381	9,963	(1,490)	319,854
Total	$3,432,246	$349,919	$(21,323)	$3,760,842

At December 31, 2017 and 2016, the Company held unrated or below-investment-grade corporate debt securities with a book/adjusted carrying value of $277.7 million and $254.2 million, respectively, and an aggregate fair value of $294.8 million and $261.3 million, respectively. As of December 31, 2017 and 2016, such holdings amounted to 7.8% and 7.4%, respectively, of the Company’s investments in debt securities and 2.6% and 2.5%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

Unrealized gains and losses on investments in unaffiliated common stocks, mutual funds and common stocks of subsidiaries are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2017:
Preferred stocks	$40,828	$5,411	$(149)	$46,090

Common stocks, unaffiliated	$909,254	$392,884	$(6,153)	$1,295,985
Common stocks, mutual funds	125,604	10,008	(473)	135,139
Common stocks, subsidiaries	1,715,649	453,273	(18,161)	2,150,761
	$2,750,507	$856,165	$(24,787)	$3,581,885

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2016:
Preferred stocks	$36,168	$4,708	$(211)	$40,665

Common stocks, unaffiliated	$922,506	$300,373	$(10,463)	$1,212,416
Common stocks, mutual funds	75,930	2,671	(1,402)	77,199
Common stocks, subsidiaries	1,649,559	541,653	—	2,191,212
	$2,647,995	$844,697	$(11,865)	$3,480,827

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2017:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(29)	$6,897	$(2)	$202
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	—	—
Corporate securities	(1,394)	217,114	(1,068)	27,719
Commercial mortgage-backed securities(1)	(155)	20,387	—	—
Residential mortgage-backed securities(1)	(314)	46,486	(699)	28,076
Asset-backed securities(1)	(30)	20,530	(126)	11,931
Total	$(1,922)	$311,414	$(1,895)	$67,928

Preferred stocks	$(149)	$1,371	$—	$—

Common stocks, unaffiliated	$(6,153)	$148,991	$—	$—
Common stocks, mutual funds	(473)	16,642	—	—
Total	$(6,626)	$165,633	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2016:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(11)	$1,428	$(1)	$525
Debt securities issued by states of the U.S. and political subdivisions of the states	(133)	3,803	—	—
Corporate securities	(12,225)	329,179	(4,627)	92,719
Commercial mortgage-backed securities(1)	(73)	6,017	—	—
Residential mortgage-backed securities(1)	(1,407)	81,227	(1,356)	35,139
Asset-backed securities(1)	(1,031)	73,908	(459)	74,060
Total	$(14,880)	$495,562	$(6,443)	$202,443

Preferred stocks	$(211)	$3,552	$—	$—

Common stocks, unaffiliated	$(10,436)	$202,794	$(27)	$202
Common stocks, mutual funds	(1,238)	20,368	(164)	2,233
Total	$(11,674)	$223,162	$(191)	$2,435
(1) Amounts relate to securities subject to SSAP 43R.

Investments that are impaired at December 31, 2017 and 2016, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed securities, residential mortgage-backed securities and unaffiliated common stocks.
The aggregated unrealized loss is approximately 1.9% and 3.5% of the carrying value of securities considered temporarily impaired at December 31, 2017 and 2016, respectively. At December 31, 2017, there were a total of 192 securities held that are considered temporarily impaired, 23 of which have been impaired for 12 months or longer. At December 31, 2016, there were a total of 250 securities held that were considered temporarily impaired, 39 of which had been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $5.0 million, $21.5 million and $24.8 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

The following is a list of each loan-backed security held at December 31, 2017, with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2017, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities:

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other- Than- Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value	Date of Other-Than-Temporary Impairment

(In Thousands)
For the year ended, December 31, 2017:
61752R-AL-6	$374	$346	$28	$346	$346	06/30/2017
61749E-AF-4	1,101	1,058	43	1,058	1,058	06/30/2017
32051G-SD-8	505	502	3	502	502	06/30/2017
86359D-SR-9	299	293	6	293	289	06/30/2017
Total	XXX	XXX	$80	XXX	XXX
The Company had no OTTI on loan-backed securities for the year ended December 31, 2017, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.
A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2017, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$174,479	$176,934
After one through five	353,634	366,185
After five through ten	524,434	567,565
After ten	1,917,528	2,280,131
Mortgage-backed securities/asset-backed securities	574,381	600,917
Total	$3,544,456	$3,991,732

The expected maturities may differ from contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

Proceeds from sales of investments in debt securities during 2017, 2016 and 2015 were $285.0 million, $322.4 million, and $354.6 million; gross gains of $9.2 million, $10.3 million, and $14.4 million and gross losses of $0.5 million, $2.1 million, and $2.3 million were realized on these sales in 2017, 2016 and 2015, respectively.
Proceeds from the sales of investments in equity securities during 2017, 2016 and 2015 were $439.0 million, $518.2 million, and $692.5 million; gross gains of $61.4 million, $107.4 million, and $200.2 million and gross losses of $43.7 million, $34.8 million, and $67.9 million were realized on these sales in 2017, 2016 and 2015, respectively.
Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2017	2016	2015
	(In Thousands)
Realized capital gains (losses)	$11,982	$28,756	$68,993
Less amount transferred to IMR (net of related taxes (benefits) of $2,211 in 2017, $4,493 in 2016, and $7,171 in 2015)	4,106	8,344	13,318
Less federal income tax expense (benefit) of realized capital gains (losses)	5,319	18,724	39,714
Net realized capital gains (losses)	$2,557	$1,688	$15,961

Net investment income was generated from the following for the years ended December 31:

	2017	2016	2015
	(In Thousands)
Debt securities	$178,001	$186,531	$181,382
Equity securities	254,309	42,688	251,800
Mortgage loans	3,854	3,973	2,368
Real estate	13,150	13,401	13,414
Policy loans	12,224	12,206	11,969
Cash, cash equivalents and short-term investments	1,265	631	552
Other invested assets	96,300	80,561	101,096
Other	1,465	1,227	1,471
Gross investment income	560,568	341,218	564,052
Investment expenses	21,404	19,053	18,728
Net investment income	$539,164	$322,165	$545,324

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2017, 80.7% of such mortgages, or $39.7 million, involved properties located in Arizona, Missouri, and South Carolina. Such investments consist of primarily first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $18.0 million. During 2017, the respective minimum and maximum lending rates for mortgage loans issued were 4.35%. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2017, the Company did not reduce interest rates on any outstanding mortgages.
Derivative Instruments
The Company entered into interest rate swaps and swaptions in an effort to mitigate the risk of rising interest rates on long maturity bonds. In 2015, the Company discontinued the use of swaptions and, in 2016, the Company discontinued the use of interest rate swaps for hedging interest rates.The interest rate swaps were forward starting and allowed the Company to pay a fixed interest rate in exchange for receipt of a floating interest rate with the counterparty on specified terms. The swaptions provided the Company an option to enter into an interest rate swap to pay floating rate in exchange for receipt of a fixed rate with the counterparty on specified terms. The swaps and swaptions utilized in these transactions were considered derivative instruments and not designated as a hedge for accounting purposes. These instruments were carried at fair value on the balance sheet with changes in fair value recorded in surplus. If the instruments were terminated prior to maturity, proceeds were exchanged equal to the fair value of the contract and a realized gain or loss would have been recognized. The change in fair value was $0.0 million, $1.0 million, and $47.5 million for the years ended December 31, 2017, 2016, and 2015, respectively.

3. Fair Values of Financial Instruments

Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.

•
Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

•
Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include debt securities within the Company’s separate account for which public quotations are not available, but that are priced by third-party pricing services or internal models using observable inputs. Also included in Level 2 assets and liabilities are NAIC 6 rated industrial and miscellaneous bonds, NAIC 4 rated preferred stock, NAIC 6 rated preferred stock, interest rate swaps, and call options. The fair value of these instruments is determined through the use of third-party pricing services or models utilizing market observable inputs. The derivative positions were closed during 2016.

•
Level 3 - Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities primarily include certain debt securities and private equity securities within the Company’s separate account that must be priced using non-binding broker quotes or other valuation techniques that utilize significant unobservable inputs. Also included in Level 3 assets and liabilities are common stocks being priced by utilizing recent financing for similar securities.

Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.
As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.
Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

inputs. Actively traded mutual funds are valued using the net asset values of the funds. The fair value of equity securities included in Level 3 has been determined by utilizing recent financing for similar securities.
Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.
Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
Derivative Instruments
The fair values of free-standing derivative instruments, primarily interest rate swaps, are determined through the use of third-party pricing services or models utilizing market observable inputs. The derivative positions were closed in 2016.
Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.
Other Invested Assets
Other invested assets primarily include surplus debentures for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.
Assets Held in Separate Accounts
Assets held in separate accounts include debt securities, equity securities, mutual funds, private equity, and private debt fund investments. The fair values of debt securities, equity securities and mutual funds have been determined using the same methodologies as similar assets held in the general account. The fair values of private equity and private debt fund investments have been determined utilizing the net asset values of the funds.
Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.
Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/ (Liabilities) Measured at	Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2017
Assets:
Bonds, Exchange traded funds	$5,479	$5,479	$—	$—
Common stocks, unaffiliated	1,295,985	1,291,083	—	4,902
Common stocks, mutual funds	135,139	135,139	—	—
Preferred stocks	782	—	782	—
Separate account assets	1,005,694	653,578	273,519	78,597
Total assets	$2,443,079	$2,085,279	$274,301	$83,499

At December 31, 2016
Assets:
Bonds, industrial & misc.	$4,012	$—	$4,012	$—
Common stocks, unaffiliated	1,212,416	1,212,416	—	—
Common stocks, mutual funds	77,199	77,199	—	—
Separate account assets	994,109	657,881	259,445	76,783
Total assets	$2,287,736	$1,947,496	$263,457	$76,783

There were no transfers between Level 1 and Level 2 of the fair value hierarchy.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2017 are as follows:

	Beginning Asset/ (Liability) as of	Total Realized/Unrealized Gains (Losses) Included in*:			Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/ (Liability) as of
	January 1, 2017	Net Income	Surplus	Other				December 31, 2017
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$3	$—	$4,899	$—	$—	$4,902
Separate account assets	76,783	—	—	1,745	69	—	—	78,597
Total assets	$76,783	$—	$3	$1,745	$4,968	$—	$—	$83,499
* Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2017, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$4,899	$—	$—	$—	$4,899
Separate account assets	24,126	—	—	(24,057)	69
Total assets	$29,025	$—	$—	$(24,057)	$4,968

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2016, is as follows:

	Beginning Asset/ (Liability) as of	Total Realized/Unrealized Gains (Losses) Included in*:			Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/ (Liability) as of
	January 1, 2016	Net Income	Surplus	Other				December 31, 2016
	(In Thousands)
Assets:
Separate account assets	$71,233	$—	$—	$4,275	$1,275	$—	$—	$76,783
* Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2016, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Separate account assets	$9,030	$—	$—	$(7,755)	$1,275

The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2017 and 2016.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2017
	Carrying Amount	Fair Value	(Level 1)	(Level 2)	(Level 3)
	(In Thousands)
Assets:
Bonds	$3,544,456	$3,991,732	$46,728	$3,926,941	$18,063
Common stock:
Unaffiliated	1,295,985	1,295,985	1,291,083	—	4,902
Mutual funds	135,139	135,139	135,139	—	—
Preferred stock	40,700	46,090	—	45,427	663
Mortgage loans	49,229	49,377	—	—	49,377
Cash, cash equivalents and short-term investments	230,950	230,963	230,963	—	—
Other invested assets, surplus notes	36,055	44,676	—	44,676	—
Securities lending reinvested collateral assets	62,048	62,048	62,048	—	—
Separate account assets	1,005,694	1,005,694	653,578	273,519	78,597

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(4,465)	$(4,715)	$—	$—	$(4,715)
Securities lending liability	(245,503)	(245,503)	—	(245,503)	—

	December 31, 2016
	Carrying Amount	Fair Value	(Level 1)	(Level 2)	(Level 3)
	(In Thousands)
Assets:
Bonds	$3,432,246	$3,760,842	$15,640	$3,724,838	$20,364
Common stock:
Unaffiliated	1,212,416	1,212,416	1,212,416	—	—
Mutual funds	77,199	77,199	77,199	—	—
Preferred stock	36,168	40,665	—	28,628	12,037
Mortgage loans	57,655	57,301	—	—	57,301
Cash, cash equivalents and short-term investments	148,695	148,695	148,695	—	—
Other invested assets, surplus notes	36,083	40,889	—	40,889	—
Securities lending reinvested collateral assets	17,592	17,592	17,592	—	—
Separate account assets	994,109	994,109	657,881	259,445	76,783

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(5,185)	$(5,488)	$—	$—	$(5,488)
Securities lending liability	(132,988)	(132,988)	—	(132,988)	—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

4. Related-Party Transactions
The Company owns a 100% interest in WSLAC, whose carrying value is $1.0 billion at December 31, 2017. The Company carries WSLAC at its underlying statutory equity, which exceeds 10% of the admitted assets of the Company. The accounting policies of WSLAC are the same as those of the Company described in Note 1. The summary financial data for WSLAC is as follows:
WSLAC Balance Sheets (Statutory-Basis)

	December 31
	2017	2016
	(In Thousands)
Admitted assets
Cash and invested assets:
Debt securities	$9,756,707	$10,087,795
Preferred and common stocks	369,415	266,127
Investment in common stock of subsidiaries	1,673	1,217
Mortgage loans	881,409	821,278
Policy loans	33,331	35,470
Cash, cash equivalents and short-term investments	289,040	94,176
Receivable for securities	9,931	3,581
Derivatives	728	472
Securities lending reinvested collateral assets	17,839	115
Other invested assets	246,427	236,263
Total cash and invested assets	11,606,500	11,546,494

Investment income due and accrued	83,163	90,727
Premiums deferred and uncollected	21,332	22,079
Net deferred income tax asset	36,736	29,837
Funds withheld under coinsurance agreement	621,100	624,512
Other admitted assets	12,439	13,497
Separate account assets	71,185	22,911
Total admitted assets	$12,452,455	$12,350,057

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

WSLAC Balance Sheets (Statutory-Basis)

	December 31
	2017	2016
	(In Thousands)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$9,525,192	$9,308,514
Liability for deposit-type contracts	1,233,366	1,461,456
Policy and contract claims	25,452	26,091
Premiums received in advance	353	374
Total policy and contract liabilities	10,784,363	10,796,435

General expense due and accrued	785	755
Current federal income taxes payable to parent	9,226	647
Transfer to (from) separate accounts due and accrued, net	380	(177)
Asset valuation reserve	152,005	148,102
Other liabilities	78,422	50,221
Payable for securities lending	375,533	238,325
Separate account liabilities	71,185	22,911
Total liabilities	11,471,899	11,257,219

Capital and surplus:
Common stock, $1 par value, authorized 10,000 shares, issued and outstanding 2,500 shares	2,500	2,500
Paid-in surplus	827,408	791,308
Accumulated surplus	150,648	299,030
Total capital and surplus	980,556	1,092,838
Total liabilities and capital and surplus	$12,452,455	$12,350,057

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

WSLAC Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2017	2016	2015
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$1,177,883	$612,121	$578,632
Net investment income	462,646	480,104	514,845
Considerations for supplementary contracts with life contingencies	3,059	2,719	4,747
Amortization of the interest maintenance reserve	(799)	(586)	3,965
Fees from management of separate accounts	804	279	343
Other revenues	30,655	28,964	32,715
Total premiums and other revenues	1,674,248	1,123,601	1,135,247
Benefits paid or provided:
Death benefits	182,815	206,855	193,064
Annuity benefits	247,304	264,311	271,448
Disability and accident and health benefits	2,485	2,564	2,627
Surrender benefits	649,811	601,651	657,761
Payments on supplementary contracts with life contingencies	3,293	3,328	3,298
Other benefits	2,190	1,992	1,816
Increase (decrease) in policy reserves and other policyholders’ funds	249,003	(224,695)	(275,351)
Total benefits paid or provided	1,336,901	856,006	854,663
Insurance expenses and other deductions:
Commissions	41,244	33,187	29,449
Commission and expense allowance on reinsurance assumed	2,142	2,251	2,425
General expenses	110,215	98,339	102,471
Net transfers to (from) separate accounts	45,524	(3,605)	(5,940)
Other deductions	7,570	3,792	4,398
Total insurance expenses and other deductions	206,695	133,964	132,803
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	130,652	133,631	147,781
Federal income tax expense (benefit), excluding tax on capital gains	54,844	46,082	56,608
Gain (loss) from operations before net realized capital gains (losses)	75,808	87,549	91,173
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	(5,987)	(32,327)	(23,204)
Net income (loss)	$69,821	$55,222	$67,969

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

The Company has an equity interest in certain partnerships that made payments of principal and interest under mortgage financing arrangements to subsidiaries in the amount of $3.7 million, $1.0 million, and $1.1 million in 2017, 2016 and 2015, respectively. The principal balance of the mortgage financing arrangements with subsidiaries was $82.0 million and $12.4 million at December 31, 2017 and 2016, respectively.
At December 31, 2017 and 2016, the Company had $95.3 million and $65.5 million, respectively, invested, in the Touchstone Funds, which are mutual funds administered by Touchstone Advisors, Inc., an indirect subsidiary of the Company.
In October 2017, the Company entered into a Pension Risk Transfer agreement with WSLAC. Refer to Note 10 for more detail.
The Company received a $200.0 million ordinary dividend from its subsidiary, WSLAC in December 2017. The dividend was $109.3 million ordinary and $90.7 million extraordinary. The dividend was in the form of cash.
The Company received a $57.1 million capital contribution from WSFG in October 2017. The contribution was in the form of cash.
The Company paid a $36.1 million capital contribution to WSLAC in October 2017. The contribution was in the form of cash.
The Company paid a $21.0 million capital contribution to its wholly-owned subsidiary, W & S Investment Holdings LLC in October 2017. The contribution was in the form of cash.
The Company paid a $30.0 million capital contribution to Columbus Life in December 2017. The contribution was in the form of cash.
The Company paid a $45.0 million capital contribution to Integrity in December 2016. The contribution was in the form of cash.
The Company paid a $30.0 million capital contribution to Columbus Life in December 2016. The contribution was in the form of cash.
The Company received a $179.0 million ordinary dividend from WSLAC in December 2015. The dividend consisted of $79.9 million in cash and $99.1 million in bonds at fair value.
The Company paid a $50.0 million capital contribution to Columbus Life in December 2015. The contribution was in the form of cash.
The Company paid a $40.0 million ordinary dividend to WSFG in December 2015. The dividend was in the form of cash.
The Company received a $25.0 million ordinary dividend from Integrity in December 2015. The dividend was in the form of cash.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

The Company had $36.3 million and $24.9 million receivable from parent, subsidiaries and affiliates as of December 31, 2017 and 2016, respectively. The Company did not have any amounts payable to parent, subsidiaries and affiliates as of December 31, 2017 or 2016. The terms of the settlement generally require that these amounts be settled in cash within 30 days.
The Company has entered into multiple reinsurance agreements with affiliated entities. See Note 5 for further description.
5. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
The Company has a modified coinsurance agreement with Integrity, whereby the Company assumes structured settlements, guaranteed rate option annuities, and accumulation products written before July 1, 2002. Under the terms of the agreement, Integrity retains the reserves and the related assets of this business.
The Company has a ceded reinsurance agreement with Columbus Life. Under the reinsurance agreement, Columbus Life reinsures the former liabilities of Columbus Mutual, a former affiliate, which was merged into the Company. Life and accident and health reserves ceded from the Company to Columbus Life totaled $532.9 million and $552.3 million at December 31, 2017 and 2016, respectively.
In 2006, the Company entered into a yearly renewable term reinsurance agreement with Lafayette Life, an affiliated entity, whereby the Company provides reinsurance coverage on certain life products and associated riders as this coverage is recaptured by Lafayette Life from unaffiliated reinsurers. Life reserves ceded from Lafayette Life to the Company under this agreement totaled $1.1 million and $1.1 million at December 31, 2017 and 2016, respectively.
Certain premiums and benefits are ceded to other unaffiliated insurance companies under various reinsurance agreements. The majority of the ceded business is due to ceding substandard business to reinsurers (facultative basis).

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2017	2016	2015
	(In Thousands)

Direct premiums	$251,423	$257,690	$259,270
Assumed premiums:
Affiliates	1,726	2,548	3,077
Nonaffiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(6,403)	(6,496)	(6,150)
Net premiums	$246,746	$253,742	$256,197
The Company’s ceded reinsurance arrangements reduced certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2017	2016	2015
	(In Thousands)
Benefits paid or provided:
Affiliates	$—	$—	$—
Nonaffiliates	3,420	3,519	3,355
Policy and contract liabilities:
Affiliates	506,178	524,323	573,039
Nonaffiliates	50,260	49,422	48,428
Amounts receivable on reinsurance contracts:
Affiliates	—	—	—
Nonaffiliates	199	511	89

In 2017, 2016 and 2015, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.
At December 31, 2017, the Company has no significant reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2017, the Company’s reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company’s capital and surplus.
Neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2017, there are no reinsurance agreements in effect

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.
There would be no reduction in surplus at December 31, 2017, if all reinsurance agreements were cancelled.
6. Federal Income Taxes
The Company and its eligible subsidiaries and affiliates file a consolidated federal income tax return. Amounts due (to)/from the subsidiaries and affiliates for federal income taxes were $(0.5) million and $13.6 million at December 31, 2017 and 2016, respectively. The tax years 2008 through 2017 remain subject to examination by major tax jurisdictions.
The amount of federal income taxes incurred that will be available for recoupment at December 31, 2017, in the event of future net losses is $35.8 million, $26.6 million, and $76.6 million from 2017, 2016 and 2015, respectively.
The components of the net deferred tax asset (liability) at December 31 are as follows:

		12/31/2017
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$203,868	$7,606	$211,474
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	203,868	7,606	211,474
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	203,868	7,606	211,474
(f)	Deferred tax liabilities	107,148	80,148	187,296
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$96,720	$(72,542)	$24,178

		12/31/2016
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$335,213	$20,961	$356,174
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	335,213	20,961	356,174
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	335,213	20,961	356,174
(f)	Deferred tax liabilities	157,838	101,874	259,712
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$177,375	$(80,913)	$96,462

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$(131,345)	$(13,355)	$(144,700)
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	(131,345)	(13,355)	(144,700)
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	(131,345)	(13,355)	(144,700)
(f)	Deferred tax liabilities	(50,690)	(21,726)	(72,416)
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$(80,655)	$8,371	$(72,284)

		12/31/2017
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	24,178	—	24,178
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	24,178	—	24,178
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	760,472
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	179,690	7,606	187,296
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$203,868	$7,606	$211,474

		12/31/2016
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$84,065	$12,397	$96,462
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	—	—	—
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	—	—	—
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	707,243
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	251,148	8,564	259,712
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$335,213	$20,961	$356,174

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$(84,065)	$(12,397)	$(96,462)
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	24,178	—	24,178
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	24,178	—	24,178
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	53,229
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	(71,458)	(958)	(72,416)
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$(131,345)	$(13,355)	$(144,700)

	2017	2016
	(In Thousands)
Ratio percentage used to determine recovery period and threshold limitation amount	1,047%	1,072%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (b)2 above	$553,910	$502,086

		12/31/2017
		(1)	(2)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$203,868	$7,606
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	—%
(c)	Net Admitted Adjusted Gross DTAs amount	$203,868	$7,606
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	—%

		12/31/2016
		(3)	(4)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$335,213	$20,961
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	3.48%	3.48%
(c)	Net Admitted Adjusted Gross DTAs amount	$335,213	$20,961
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	3.48%	3.48%

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

		Change
		(5)	(6)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)

(a)	Adjusted gross DTAs amount	$(131,345)	$(13,355)
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	(3.48)%	(3.48)%
(c)	Net Admitted Adjusted Gross DTAs amount	$(131,345)	$(13,355)
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	(3.48)%	(3.48)%

The Company's tax planning strategies do not include the use of reinsurance.

Current income taxes incurred consist of the following major components:

			12/31/2017	12/31/2016	12/31/2015
			(In Thousands)
(1)	Current income tax
	(a)	Federal	$11,938	$4,989	$28,502
	(b)	Foreign	173	204	318
	(c)	Subtotal	12,111	5,193	28,820
	(d)	Federal income tax on net capital gains	5,319	18,724	39,714
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$17,430	$23,917	$68,534

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2017	12/31/2016	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	47,155	76,720	(29,565)
		(4) Investments	—	—	—
		(5) Deferred acquisition costs	17,282	29,448	(12,166)
		(6) Policyholder dividends accrual	4,273	8,675	(4,402)
		(7) Fixed assets	4,115	5,595	(1,480)
		(8) Compensation and benefits accrual	93,056	170,531	(77,475)
		(9) Pension accrual	—	—	—
		(10) Receivables - nonadmitted	35,022	39,274	(4,252)
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	2,965	4,970	(2,005)
		(99) Subtotal	203,868	335,213	(131,345)
	(b)	Statutory valuation allowance adjustment	—	—	—
	(c)	Nonadmitted	—	—	—
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	203,868	335,213	(131,345)
	(e)	Capital
		(1) Investments	7,606	20,961	(13,355)
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	7,606	20,961	(13,355)
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	—	—
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	7,606	20,961	(13,355)
	(i)	Admitted deferred tax assets (2d + 2h)	$211,474	$356,174	$(144,700)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2017	12/31/2016	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	$95,677	$137,670	$(41,993)
		(2) Fixed assets	439	949	(510)
		(3) Deferred and uncollected premium	9,524	16,621	(7,097)
		(4) Policyholder reserves	1,472	2,564	(1,092)
		(5) Other	36	34	2
		(99) Subtotal	107,148	157,838	(50,690)
	(b)	Capital
		(1) Investments	80,148	101,874	(21,726)
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	80,148	101,874	(21,726)
	(c)	Deferred tax liabilities (3a99 + 3b99)	187,296	259,712	(72,416)
(4)	Net deferred tax assets/liabilities (2i - 3c)		$24,178	$96,462	$(72,284)

Among the more significant book-to-tax adjustments were the following:

	12/31/2017	Effective Tax Rate	12/31/2016	Effective Tax Rate	12/31/2015	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)

Provision computed at statutory rate	$101,581	35.00%	$30,050	35.00%	$122,467	35.00%
Dividends received deduction	(74,721)	(25.75)	(5,082)	(5.92)	(76,648)	(21.91)
Tax credits	(5,900)	(2.03)	(2,720)	(3.17)	(2,616)	(0.75)
Other invested assets and nonadmitted change	(21,153)	(7.29)	(9,324)	(10.86)	(20,488)	(5.86)
Post-retirement benefit plans	—	—	—	—	1,405	0.40
Statutory reserve change	(215)	(0.07)	(1,647)	(1.92)	(829)	(0.24)
Other	(1,304)	(0.45)	(5,154)	(6.00)	(5,003)	(1.41)
Change in federal tax rate	122,169	42.09	—	—	—	—
Total statutory income taxes	$120,457	41.50%	$6,123	7.13%	$18,288	5.23%

Federal taxes incurred	$17,430	6.01%	$23,917	27.86%	$68,534	19.59%
Change in net deferred income taxes	103,027	35.49	(17,794)	(20.73)	(50,246)	(14.36)
Total statutory income taxes	$120,457	41.50%	$6,123	7.13%	$18,288	5.23%

At December 31, 2017, the Company had $0.0 of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the company had $0.0 of deferred tax liabilities that are not recognized.
On December 22, 2017, the Tax Cuts and Jobs Act (the Tax Act) was enacted, significantly changing the US income tax law. Among the provisions of the Tax Act were the establishment of a flat corporate income tax rate of 21%, a general repeal of net operating loss carrybacks and a reduction in the maximum deduction for

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

net operating loss carryforwards arising in tax years beginning after 2017, and the elimination or reduction of certain deductions, exclusions and credits. The Tax Act is aimed at encouraging economic growth through the reduction in corporate income tax rates and simplification of the tax law which will create a broadened tax base.

The Company has recognized the effects of the tax rate change on its deferred tax balances in its December 31, 2017, financial statements. The re-measurement of deferred tax assets and liabilities resulted in a reduction of net deferred tax assets of $16,118,707, of which ($95,834,289) and $122,168,228 was recorded as an adjustment to the change in net unrealized capital gains (losses) and the change in net deferred income tax, respectively. Upon issuance of the Company’s financial statements for the year ended December 31, 2017, the Company’s accounting for certain income tax effects of the Tax Act is incomplete; however, the Company has included reasonable estimates of these balances in its re-measurement of deferred tax assets and liabilities. The estimates are reported as provisional amounts for the effect of the Tax Act on deferred taxes, including items related to the computation of life tax reserves. The Company will update the provisional amounts over a measurement period which will not extend beyond December 22, 2018.

7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2017 and 2016, the Company exceeded the minimum risk-based capital.
Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is able to pay dividends of up to $509.9 million by the end of 2018 without seeking prior regulatory approval based on capital and surplus of $5,099.3 million at December 31, 2017.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.
At December 31, 2017, the Company does not have any material lease agreements as a lessee for office space or equipment.

At December 31, 2017, the Company has future commitments to provide additional capital contributions of $378.4 million to investments in joint ventures, limited partnerships and limited liability companies.

The Company guarantees the payment of all policyholder obligations of each of the following wholly-owned subsidiaries: WSLAC, Columbus Life and Integrity. In addition, the Company guarantees all policyholder obligations of National and The Lafayette Life Insurance Company (Lafayette Life), an affiliated entity which is wholly-owned by the Company’s parent, WSFG. Guarantees on behalf of wholly-owned subsidiaries or on behalf of related parties that are considered to be unlimited (as in the case of the guarantee on behalf of Lafayette Life) are exempt from the initial liability recognition criteria and therefore no liability has been recognized in the financial statements. Due to the unlimited nature of the guarantees, the Company is unable to estimate the maximum potential amount of future payments under the guarantees. In the unlikely event the guarantees would be triggered, the Company may be permitted to take control of the underlying assets to recover all or a portion of the amounts paid under the guarantees.

The Company has guaranteed two mortgage loans in which the borrower is an affiliated limited liability company involved in development of real estate. These guarantees have a maximum exposure to the Company of $28.7 million for Canal Senate Apartments, LLC, and $15.9 million for 506 Phelps Holdings, LLC, in the event the real estate collateral of the affiliated limited liability company is not sufficient to cover the payment of the loan. The fair value of the real estate collateral at 12/31/2017 was approximately $46.9 million and $39.8 million, respectively. These loans mature in August 2022 and February 2024, respectively.

The Company has guaranteed a portion of the payment of mortgage loans made by its wholly-owned subsidiary, WSLAC, to two affiliated limited liability companies, Cranberry NP Hotel Company and Sundance Hotel, LLC, in the amounts of $12.2 million and $14.6 million, respectively. The guarantees have a maximum exposure to the Company of $4.6 million and $6.5 million in the event the real estate collateral of the affiliated limited liability company is not sufficient to cover the payment of the loan. The fair value of the real estate collateral at 12/31/2017 was approximately $11.2 million and $23.0 million. These loans mature in October 2018 and January 2024, respectively.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

9. Annuity Reserves and Deposit-Type Contract Liabilities
At December 31, 2017, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	—	—
Total with adjustment or at market value	—	—	—	—	—
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	340,800	—	—	340,800	25.4
Not subject to discretionary withdrawal	7,688		993,403	1,001,091	74.6
Total annuity reserves and deposit-type contract liabilities (before reinsurance)	348,488	—	993,403	1,341,891	100.0%
Less reinsurance ceded	116,181	—	—	116,181
Net annuity reserves and deposit-type contract liabilities	$232,307	$—	$993,403	$1,225,710

Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.
10. Employee Retirement Benefits
The Company has a noncontributory pension plan under group annuity contracts written by the Company covering substantially all employees and field representatives. In addition, the Company provides certain health care and life insurance benefits for retired employees or their beneficiaries. Substantially all of the Company’s employees and field representatives may become eligible for those benefits when they reach normal retirement age while working for the Company.
The Company uses a December 31 measurement date for all plans.
A summary of assets, obligations and assumptions of the pension and other postretirement benefit plans at December 31, are as follows:

	Pension Benefits		Postretirement Medical
	2017	2016	2017	2016
	(In Thousands)
Change in benefit obligation:
Benefit obligation at beginning of year	$1,015,700	$1,003,308	$169,500	$183,347
Service cost	19,990	18,051	483	621
Interest cost	35,792	36,328	5,688	6,327
Contribution by plan participants	—	—	4,855	4,605
Actuarial (gain) loss	56,848	27,710	(2,985)	(9,757)
Benefits paid	(52,192)	(69,697)	(12,841)	(15,643)
Settlements	(49,738)	—	—	—
Benefit obligation at end of year	$1,026,400	$1,015,700	$164,700	$169,500

Change in plan assets:
Fair value of plan assets at beginning of year	$914,875	$887,429	$—	$—
Actual return on plan assets	130,458	90,143	—	—
Employer contribution	50,000	7,000	7,986	11,039
Plan participants’ contributions	—	—	4,855	4,604
Benefits paid	(52,192)	(69,697)	(12,841)	(15,643)
Settlements	(49,738)	—	—	—
Fair value of plan assets at end of year	$993,403	$914,875	$—	$—

	Pension Benefits		Postretirement Medical
	2017	2016	2017	2016
	(In Thousands)
Funded status:
Overfunded (underfunded) obligation	$(32,997)	$(100,825)	$(164,700)	$(169,500)
Unrecognized net (gain) or loss	—	—	—	—
Unrecognized prior service cost	—	—	—	—
Net amount recognized*	$(32,997)	$(100,825)	$(164,700)	$(169,500)

Accumulated benefit obligation for vested employees and partially vested employees to the extent vested	$(964,937)	$(966,933)	$(164,700)	$169,500

*	Nonadmitted if overfunded

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

	Pension Benefits
	2017	2016	2015
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$19,990	$18,051	$21,331
Interest cost	35,792	36,329	41,505
Expected return on plan assets	(66,605)	(64,585)	(65,747)
Amount of recognized gains and losses	31,765	35,764	41,969
Amount of prior service cost recognized	(5,134)	(5,134)	(1,019)
Total net periodic benefit cost (benefit)	$15,808	$20,425	$38,039

	Postretirement Medical
	2017	2016	2015
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$483	$621	$924
Interest cost	5,688	6,327	8,347
Amount of recognized gains and losses	(2,986)	(1,669)	25
Amount of prior service cost recognized	(1,503)	(1,075)	(1,074)
Total net periodic benefit cost (benefit)	$1,682	$4,204	$8,222

	Pension Benefits		Postretirement Medical
	2017	2016	2017	2016
	(In Thousands)
Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost:
Items not yet recognized as a component of net periodic cost - prior year	$409,174	$437,653	$(46,811)	$(39,815)
Net transition asset or obligation recognized	—	—	—	—
Net prior service cost or credit arising during the period	—	—	—	—
Net prior service cost or credit recognized	5,134	5,134	1,503	1,075
Net gain and loss arising during the period	(7,004)	2,151	(2,966)	(9,740)
Net gain and loss recognized	(31,765)	(35,764)	2,986	1,669
Items not yet recognized as a component of net periodic cost - current year	$375,539	$409,174	$(45,288)	$(46,811)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

	Pension Benefits		Postretirement Medical
	2016	2015	2016	2015
	(In Thousands)
Amounts in unassigned funds (surplus) expected to be recognized in the next fiscal year as components of net periodic benefit cost:
Net transition asset or (obligation)	$—	$—	$—	$—
Net prior service cost or (credit)	(5,151)	(5,134)	(2,633)	(1,503)
Net recognized gains and (losses)	28,028	32,072	(3,117)	(2,665)

Amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic benefit cost:
Net transition asset or (obligation)	$—	$—	$—	$—
Net prior sevice cost or (credit)	(16,627)	(21,761)	(8,199)	(9,702)
Net recognized gains and (losses)	392,166	430,935	(37,089)	(37,092)

Assumptions used to determine net periodic benefit cost for the year ended December 31:

	Pension Benefits		Postretirement Medical
	2017	2016	2017	2016

Discount rate	4.17%	4.35%	4.12%	4.31%
Rate of compensation increase	4.60%	4.60%	N/A	N/A
Expected long-term rate of return on plan assets	7.50%	7.50%	N/A	N/A

Assumptions used to determine the benefit obligation at December 31:

	Pension Benefits		Postretirement Medical
	2017	2016	2017	2016

Discount rate	3.78%	4.17%	3.71%	4.12%
Rate of compensation increase	4.60%	4.60%	N/A	N/A

The Company’s pension liability was $33.0 million and $100.8 million at December 31, 2017 and 2016, respectively.
Effective January 1, 2016, the Company elected to utilize a full yield curve approach in the estimation of liabilities, service cost, and interest cost for pension and postretirement benefits by applying the specific spot rates along the yield curve used in the determination of the benefit obligation to the relevant projected cash flows. Historically, the Company estimates these service and interest cost components utilizing a single weighted-average discount rate derived from the yield curve used to measure the benefit obligation at the beginning of the period. The Company made the change to provide a more precise measurement of service

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

and interest costs by improving the correlation between projected benefit cash flows to the corresponding spot yield curve rates. The Company accounted for this change as a change in accounting estimate and, accordingly, accounted for it prospectively. The yield curve utilized in the cash flow analysis is comprised of highly rated (Aaa or Aa) corporate bonds. The discount rate was decreased from 4.17% at December 31, 2016, to 3.78% at December 31, 2017. This resulted in a $51.9 million increase in the pension benefit obligation in 2017. The discount rate was decreased from 4.35% at December 31, 2015 to 4.17% at December 31, 2016. This resulted in a $22.7 million increase in the pension benefit obligation in 2016.
The Company employs a prospective building block approach in determining the long-term expected rate of return for plan assets. Historical returns are determined by asset class. The historical relationships between equities, fixed income securities, and other assets are reviewed. The Company applies long-term asset return estimates to the plan’s target asset allocation to determine the weighted-average long-term return. The Company’s long-term asset allocation was determined through modeling long-term returns and asset return volatilities and is guided by an investment policy statement created for the plan.
The asset allocation for the defined benefit pension plan at the end of 2017 and 2016, and the target allocation for 2017 by asset category, are as follows:

	Target Allocation Percentage	Percentage of Plan Assets
	2017	2017	2016
Asset category:
Equity securities	55%	62%	60%
Fixed income securities	15	8	14
Short-term investments	5	—	2
Other	25	30	24
Total	100%	100%	100%

The plan employs a total return investment approach whereby a mix of fixed income and equity investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The total portfolio is structured with multiple sub-portfolios, each with a specific fixed income or equity asset management discipline. Each sub-portfolio is subject to individual limitations and performance benchmarks as well as limitations at the consolidated portfolio level. Quarterly asset allocation meetings are held to evaluate portfolio asset allocations and to establish the optimal mix of assets given current market conditions and risk tolerance. Investment mix is measured and monitored on an ongoing basis through regular investment reviews, annual liability measurements, and periodic asset/liability studies.
The Company’s pension plan assets consist primarily of debt and equity securities, mutual funds and private equity funds, all of which are carried at fair value.
Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

•	Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets primarily include exchange-traded equity securities and mutual funds.

•
Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets include certain debt securities for which public price quotations are not available, but that use other market observable inputs from third-party pricing service quotes or internal valuation models using observable inputs. Level 2 assets also include private funds that invest primarily in domestic debt securities where the Company has the right to redeem its interest at net asset values. The underlying debt securities within these funds employ similar valuation methodologies as the Company’s other investments in debt securities.

•	Level 3 - Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets primarily include private equity fund interests.
Debt Securities
The fair values of actively traded debt securities have been determined through the use of third-party pricing services utilizing market observable inputs.
Equity Securities
The fair values of actively traded equity securities have been determined utilizing publicly quoted prices from third-party pricing services.
Mutual Funds
The fair values of mutual funds have been determined utilizing the net asset values of the funds.
Private Equity and Fixed Income Funds
The fair values of private equity and fixed income funds have been determined utilizing the net asset values of the funds.
Other Assets
Other assets primarily include securities lending reinvested collateral and a group annuity contract. The fair value of securities lending reinvested collateral assets are from third-party sources utilizing publicly quoted prices. The group annuity contract is carried at cash surrender value, which approximates fair value.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

The fair value of the pension plan’s assets by asset category is as follows:

	Assets Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2017:
Debt securities:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$—	$—	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	3,068	—	3,068	—
Corporate securities	57,482	—	57,482	—
Residential mortgage-backed securities	5,102	—	5,102	—
Commercial mortgage-backed securities	—	—	—	—
Asset-backed securities	6,652	—	6,652	—
Equity securities:
Common equity	424,016	383,590	40,426	—
Mutual funds	187,488	187,488	—	—
Preferred stock	3,889	—	3,889	—
Other invested assets:
Private equity and fixed income funds	214,462	—	152,490	61,972
Surplus notes	3,399	—	3,399	—
Real estate	16,625	—	—	16,625
Other assets	83,511	82,500	1,011	—
Total plan assets	$1,005,694	$653,578	$273,519	$78,597

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

	Assets Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2016:
Debt securities:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$14,313	$14,313	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	3,444	—	3,444	—
Corporate securities	76,348	—	73,230	3,118
Residential mortgage-backed securities	14,355	—	14,355	—
Commercial mortgage-backed securities	211	—	211	—
Asset-backed securities	9,001	—	9,001	—
Equity securities:
Common equity	390,521	390,521	—	—
Mutual funds	157,469	157,469	—	—
Preferred stock	3,769	—	3,769	—
Other invested assets:
Private equity and fixed income funds	205,831	—	148,807	57,024
Surplus notes	5,013	—	5,013	—
Real estate	14,928	—	—	14,928
Other assets	98,906	95,578	1,615	1,713
Total plan assets	$994,109	$657,881	$259,445	$76,783

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

The reconciliation for all plan assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2017, is as follows:

	Beginning Assets as of	Actual Return Gains (Losses) on Plan Assets		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Assets as of
		Relating to Assets Still Held at the Reporting Date	Relating to Assets Sold During the Period
	January 1, 2017						December 31, 2017
	(In Thousands)

Corporate securities	$3,118	$(80)	$—	$(3,038)	$—	$—	$—
Other invested assets:
Private equity and fixed income funds	57,024	6,390	—	(1,442)	—	—	61,972
Real estate	14,928	(4,565)	—	6,262	—	—	16,625
Other assets	1,713	—	—	(1,713)	—	—	—
Total	$76,783	$1,745	$—	$69	$—	$—	$78,597

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2017, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)

Corporate securities	$—	$—	$—	$(3,038)	$(3,038)
Other invested assets:
Private equity and fixed income funds	8,326	—	—	(9,768)	(1,442)
Real estate	15,800	—	—	(9,538)	6,262
Other assets	—	—	—	(1,713)	(1,713)
Total	$24,126	$—	$—	$(24,057)	$69

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

The reconciliation for all plan assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2016, is as follows:

	Beginning Assets as of January 1, 2016	Actual Return Gains (Losses) on Plan Assets		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Assets as of December 31, 2016
		Relating to Assets Still Held at the Reporting Date	Relating to Assets Sold During the Period
	(In Thousands)
Corporate securities	$3,242	$(81)	$—	$(43)	$—	$—	$3,118
Other invested assets:
Private equity and fixed income funds	53,187	2,419	—	1,418	—	—	57,024
Real estate	12,991	1,937	—	—	—	—	14,928
Other assets	1,813	—	—	(100)	—	—	1,713
Total	$71,233	$4,275	$—	$1,275	$—	$—	$76,783

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2016, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)

Corporate securities	$—	$—	$—	$(43)	$(43)
Other invested assets:
Private equity and fixed income funds	9,030	—	—	(7,612)	1,418
Real estate	—	—	—	—	—
Other assets	—	—	—	(100)	(100)
Total	$9,030	$—	$—	$(7,755)	$1,275

For measurement purposes of the postretirement benefit obligation at December 31, 2017, a 5.50 percent annual rate of increase in the per capita cost of covered health care benefits is assumed for 2018. The rate was assumed to decrease gradually to 4.75 percent for 2028 and remain at that level thereafter.
Increasing or decreasing the assumed health care cost trend rate assumption by one percentage point in each year would increase (decrease) the postretirement benefit obligation as of December 31, 2017, by $20.9

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

million and $(17.5) million, respectively, and the estimated interest cost components of net period postretirement benefit cost for 2017 by $0.8 million and $(0.7) million, respectively.
At December 31, 2017, the assets of the Company’s pension include approximately $82.9 million invested in the Touchstone Family of Funds, which are administered by the Company, and $184.6 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc. At December 31, 2016, the assets of the Company’s pension include approximately $68.7 million invested in the Touchstone Family of Funds, which are administered by the Company, $185.6 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc., and a $1.7 million investment in a group annuity contract issued by Lafayette Life.
As of December 31, 2017, future benefit payments for the pension plan are expected as follows (in millions):

2018	$51.3
2019	51.8
2020	52.5
2021	53.4
2022	54.4
Five years thereafter	286.8

Future benefit payments for the postretirement medical plan, net of amounts contributed by plan participants, are expected as follows (in millions):

2018	$10.3
2019	10.3
2020	10.5
2021	10.4
2022	10.3
Five years thereafter	48.6

The Company contributed $50.0 million and $7.0 million to the pension plan in 2017 and 2016, respectively. The Company does not anticipate a required contribution to the pension plan during 2018.
In 2017, the Company entered into a group annuity contract with WSLAC to transfer risk and administration costs associated with their pension benefit obligations. This reduced plan assets, and the pension benefit obligation by $49.7 million. Future changes in plan assets and obligations will no longer reflect the participants included in the transfer.
The Company made contributions to the postretirement medical plan of $8.0 million in 2017 and expects to contribute $100.3 million between 2018 and 2026, inclusive. The Company received $0.0 million of subsidies in 2017. The Company’s postretirement medical plan did not collect the Medicare Part D Subsidy for claims activity occurring after January 1, 2013.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2017, 2016 and 2015

The Company sponsors a contributory employee retirement savings plan covering substantially all eligible, full-time employees. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Company’s contributions to the plan are based on a combination of the employee’s contributions to the plan and a percentage of the employee’s earnings for the year. The total of the Company’s contributions to the defined contribution plan were $5.1 million, $4.8 million, and $4.2 million for 2017, 2016 and 2015, respectively.
11. Premium and Annuity Considerations Deferred and Uncollected
Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2017, were as follows:

	Gross	Net of Loading
	(In Thousands)
Ordinary new business	$5,514	$198
Ordinary renewal	72,426	50,271
Accident and health renewal	470	355
Assumed investment type-contracts	196	196
Total	$78,606	$51,020

Financial Statement Schedules (Statutory-Basis)

The Western and Southern Life Insurance Company

Summary of Investments – Other Than Investments in Related Parties
(Statutory-Basis)

December 31, 2017
(In Thousands)

Schedule I
			Amount at Which
		Market	Shown in the
Type of Investment	Cost (1)	Value	Balance Sheet

Debt securities
Bonds:
United States government and
government agencies and authorities	$80,044	$81,677	$80,044
States, municipalities and political
subdivisions	235,612	247,927	235,612
Foreign governments	37,965	41,679	37,965
All other corporate bonds	3,190,480	3,620,450	3,190,835
Preferred stocks	40,828	46,090	40,700
Total fixed maturities (2)	3,584,929	4,037,823	3,585,156

Equity securities
Common stocks:
Industrial, miscellaneous and all other	1,034,858	1,431,124	1,431,124

Mortgage loans on real estate	49,229		49,229
Real estate	27,806		27,806
Policy loans	164,706		164,706
Other long-term investments	378,052		378,052
Cash, cash equivalents and short-term
investments	292,998		292,998
Total investments	$5,532,578		$5,929,071

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual discounts.

(2) Differences between cost and the amount shown on the balance sheet are Bond ETFs held at fair value and certain preferred stocks held at lower-of-cost-or-market.

The Western and Southern Life Insurance Company

Supplementary Insurance Information (Statutory-Basis)

(In Thousands)

Schedule III
						Benefits,
	Future					Claims
	Policy		Policy and		Net	Losses and	Other
	Benefits and	Unearned	Contract	Premium	Investment	Settlement	Operating	Premiums
	Expenses	Premiums	Liabilities	Revenue	Income*	Expenses	Expenses*	Written

Year ended December 31, 2017
Individual life	$2,581,464	$—	$37,144	$221,227	$170,750	$232,546	$72,938
Individual health	258,424	1,942	2,970	20,916	14,795	20,151	12,890	$20,920
Group life and health	93,909	—	562	3,739	2,951	7,175	297	—
Annuity	6,265	—	10,807	864	332	161,746	1,218
Corporate and other	—	—	—	—	350,336	—	47,056
	$2,940,062	$1,942	$51,483	$246,746	$539,164	$421,618	$134,399

Year ended December 31, 2016
Individual life	$2,554,579	$—	$32,455	$226,814	$169,578	$230,257	$78,096
Individual health	253,076	1,932	$3,095	21,340	14,425	21,692	13,894	$21,308
Group life and health	92,408	—	521	4,190	4,840	9,805	344	—
Annuity	7,257	—	12,190	1,422	382	137,776	1,114
Corporate and other	—	—	—	—	132,940	—	45,547
	$2,907,320	$1,932	$48,261	$253,766	$322,165	$399,530	$138,995

Year ended December 31, 2015
Individual life	$2,520,391	$—	$46,560	$228,465	$172,600	$241,512	$76,877
Individual health	244,891	2,125	3,138	22,248	14,191	22,545	14,523	$22,250
Group life and health	91,003	—	105	3,571	2,845	7,069	250	—
Annuity	7,702	—	12,427	1,913	673	128,884	980
Corporate and other	—	—	—	—	355,014	—	47,787
	$2,863,987	$2,125	$62,230	$256,197	$545,323	$400,010	$140,417

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

The Western and Southern Life Insurance Company

Reinsurance (Statutory-Basis)

(In Thousands)

Schedule IV
					Percentage
		Ceded to	Assumed		of Amount
	Gross	Other	From Other	Net	Assumed
	Amount	Companies	Companies	Amount	to Net
Year ended December 31, 2017
Life insurance in force	$14,882,482	$2,078,839	$269,447	$13,073,090	2%
Premiums:
Individual life	$221,905	$1,559	$881	$221,227	—%
Individual health	25,759	4,844	—	20,915	—
Group life and health	3,740	—	—	3,740	—
Annuity	19	—	845	864	98%
	$251,423	$6,403	$1,726	$246,746	1%

Year ended December 31, 2016
Life insurance in force	$15,167,224	$2,087,962	$284,222	$13,363,484	2%
Premiums:
Individual life	$227,379	$1,716	$1,151	$226,814	1%
Individual health	26,121	4,780	—	21,341	—
Group life and health	4,190	—	—	4,190	—
Annuity	24	—	1,397	1,421	98%
	$257,714	$6,496	$2,548	$253,766	1%

Year ended December 31, 2015
Life insurance in force	$15,321,486	$1,886,727	$299,845	$13,734,604	2%
Premiums:
Individual life	$228,636	$1,373	$1,202	$228,465	1%
Individual health	27,024	4,777	—	22,247	—
Group life and health	3,571	—	—	3,571	—
Annuity	39	—	1,875	1,914	98%
	$259,270	$6,150	$3,077	$256,197	1%

Financial Statements
Separate Account I of Integrity Life Insurance Company
Year Ended December 31, 2017,
With Report of Independent Registered Public
Accounting Firm

Separate Account I
of
Integrity Life Insurance Company

Financial Statements

Year Ended December 31, 2017

Report of Independent Registered Public Accounting Firm
The Board of Directors of Integrity Life Insurance Company and
The Contract Owners of Separate Account I of Integrity Life Insurance Company
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Separate Account I of Integrity Life Insurance Company (the Separate Account) comprised of the subaccounts described in Note 1 (collectively referred to as the “subaccounts”), as of December 31, 2017, the related statements of operations and the statements of changes in net assets for the periods indicated in Note 1 for each respective subaccount, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts comprising Separate Account I of Integrity Life Insurance Company at December 31, 2017, the results of their operations and changes in their net assets for each of the periods indicated in Note 1, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of the Separate Account’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Ernst & Young LLP
We have served as the Separate Account’s auditor since 1993.
Cincinnati, Ohio
April 20, 2018

1

Separate Account I
of
Integrity Life Insurance Company
Statement of Assets and Liabilities
December 31, 2017

Subaccount	Investments at fair value	Receivable from (payable to ) the general account of Integrity	Net Assets	Unit Value Range (Lowest to Highest)	Units Outstanding
Affiliated:
Touchstone Active Bond	$12,867,726	$3	$12,867,729	$11.40 to $17.11	942,826
Touchstone Aggressive ETF	13,657,744	3	13,657,747	16.64 to 24.54	661,311
Touchstone Conservative ETF	9,655,452	(5)	9,655,447	13.61 to 18.45	608,913
Touchstone Focused	29,043,000	1	29,043,001	18.87 to 35.28	1,091,824
Touchstone Large Cap Core Equity	18,754,806	4	18,754,810	16.17 to 24.21	991,949
Touchstone Moderate ETF	12,220,654	(5)	12,220,649	15.41 to 21.15	717,771
Non-Affiliated Initial Class:
Fidelity VIP Balanced	2,518,876	(1)	2,518,875	17.86 to 29.01	107,162
Fidelity VIP Overseas	2,174,033	(4)	2,174,029	11.19 to 40.94	72,884
Fidelity VIP Equity Income	10,332,126	(1)	10,332,125	26.55 to 91.97	163,695
Fidelity VIP Growth	6,934,778	—	6,934,778	130.85	52,997
Fidelity VIP High Income	1,117,533	(1)	1,117,532	29.20	38,275
Fidelity VIP Asset Manager	3,588,385	1	3,588,386	56.31	63,730
Fidelity VIP Contrafund	15,539,436	(2)	15,539,434	40.96 to 83.28	251,094
Fidelity VIP Index 500	6,149,862	3	6,149,865	19.15 to 67.19	186,041
Fidelity VIP Investment Grade Bond	3,418,141	—	3,418,141	11.64 to 41.21	161,674
Fidelity VIP Government Money Market	7,989,875	(4)	7,989,871	9.64 to 9.93	822,499
Non-Affiliated Service Class:
Fidelity VIP Equity Income	371,088	—	371,088	21.47	17,285
Fidelity VIP Growth	695,151	1	695,152	20.83 to 21.33	33,195
Fidelity VIP High Income	290,678	(1)	290,677	16.20	17,940
Fidelity VIP Asset Manager	3,688	(1)	3,687	17.56	210
Fidelity VIP Contrafund	1,209,017	2	1,209,019	30.19	40,048
Fidelity VIP Balanced	141,645	1	141,646	20.74	6,830
Fidelity VIP Mid Cap	3,772,816	—	3,772,816	67.42 to 70.43	55,242
Fidelity VIP Overseas	36,725	1	36,726	17.42	2,109
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager	1,684,116	4	1,684,120	14.29 to 19.79	100,884
Fidelity VIP Balanced	6,662,668	(3)	6,662,665	16.46 to 23.74	330,456
Fidelity VIP Contrafund	38,466,478	4	38,466,482	18.17 to 31.57	1,761,472
Fidelity VIP Disciplined Small Cap	2,226,497	4	2,226,501	16.72 to 22.05	130,207
Fidelity VIP Equity Income	5,142,123	(1)	5,142,122	13.87 to 22.91	297,214
Fidelity VIP Freedom 2010	634,730	3	634,733	14.02 to 14.75	44,728
Fidelity VIP Freedom 2015	1,520,588	3	1,520,591	14.23 to 15.19	106,176
Fidelity VIP Freedom 2020	5,176,598	(3)	5,176,595	14.13 to 15.81	361,280
Fidelity VIP Freedom 2025	4,685,560	—	4,685,560	14.87 to 16.79	311,660
Fidelity VIP Freedom 2030	628,593	(2)	628,591	14.79 to 15.65	41,950
Fidelity VIP Growth	9,069,514	(1)	9,069,513	19.05 to 25.01	432,482
Fidelity VIP High Income	13,128,081	(2)	13,128,079	13.71 to 21.54	683,549
Fidelity VIP Index 500	40,811,859	(2)	40,811,857	18.09 to 26.83	2,182,078
Fidelity VIP Investment Grade Bond	33,191,876	3	33,191,879	11.43 to 18.16	2,462,528
Fidelity VIP Mid Cap	9,894,561	(4)	9,894,557	18.69 to 43.69	354,820
Fidelity VIP Overseas	3,674,449	7	3,674,456	10.71 to 21.69	273,817
Fidelity VIP Target Volatility	3,342,918	(1)	3,342,917	12.30 to 12.53	270,264
Non-Affiliated Class 1:
Columbia VIT Mid Cap Value	1,663,465	(1)	1,663,464	16.94 to 17.72	96,544
Franklin Growth & Income VIP Fund	2,039,866	(1)	2,039,865	25.87 to 26.26	78,835
Franklin Income VIP Fund	5,285,384	(1)	5,285,383	26.34 to 26.73	200,515
JPMorgan IT Mid Cap Value	778,613	—	778,613	23.67 to 35.69	23,172
MS VIF Emerging Markets Debt	496,105	(1)	496,104	17.13 to 29.50	17,883
MS VIF U.S. Real Estate	1,913,766	2	1,913,768	15.69 to 45.55	49,143
Non-Affiliated Class 2:
American Funds Managed Risk Asset Allocation	5,098,488	—	5,098,488	12.07 to 12.37	420,887
Columbia VIT Small Cap Value	4,408,954	(4)	4,408,950	28.23 to 29.94	153,089
Franklin Growth & Income VIP Fund	8,000,735	(3)	8,000,732	14.97 to 26.29	409,225
Franklin Income VIP Fund	23,474,416	5	23,474,421	14.04 to 26.75	1,339,502
Franklin Large Cap Growth VIP Fund	5,125,293	(4)	5,125,289	16.52 to 26.88	277,440
Franklin Mutual Shares VIP Fund	21,855,419	(1)	21,855,418	13.19 to 26.37	1,437,920
Franklin Small Cap Value VIP Fund	1,665,408	(3)	1,665,405	17.30 to 20.56	92,761
Invesco VI American Franchise	2,966,376	(1)	2,966,375	20.15 to 31.42	137,067
Invesco VI American Value	6,523,723	(3)	6,523,720	17.77 to 19.74	362,097
Invesco VI Comstock	11,076,128	(1)	11,076,127	16.20 to 31.39	630,011
Invesco VI International Growth	4,182,862	1	4,182,863	12.40 to 12.92	334,086

2

Separate Account I
of
Integrity Life Insurance Company
Statement of Assets and Liabilities (continued)
December 31, 2017

Subaccount	Investments at fair value	Receivable from (payable to ) the general account of Integrity	Net Assets	Unit Value Range (Lowest to Highest)	Units Outstanding
Non-Affiliated Class 2 (continued):
Invesco VI Mid Cap Growth	$264,621	$(1)	$264,620	$12.41 to $12.49	21,283
Templeton Foreign VIP Fund	12,808,150	1	12,808,151	10.73 to 23.99	1,050,531
Templeton Global Bond VIP Fund	5,018,141	1	5,018,142	9.32 to 9.59	535,742
Templeton Growth VIP Fund	3,323,584	(3)	3,323,581	11.52 to 24.13	180,327
MS VIF Emerging Markets Debt	1,682,724	—	1,682,724	12.51 to 25.75	106,133
MS VIF Emerging Markets Equity	3,789,071	2	3,789,073	9.71 to 41.39	215,377
MS VIF U.S. Real Estate	4,448,254	1	4,448,255	12.19 to 36.61	325,592
Non-Affiliated Class 3:
BlackRock Capital Appreciation VI	8,358,732	1	8,358,733	17.80 to 18.54	466,102
BlackRock Global Allocation VI	2,030,316	1	2,030,317	12.14 to 12.64	164,069
BlackRock High Yield VI	207,726	(2)	207,724	11.19 to 11.29	18,531
BlackRock Total Return VI	855,514	1	855,515	10.00 to 10.07	85,450
TOPS Managed Risk Moderate Growth ETF	4,268,586	(1)	4,268,585	11.40 to 11.64	372,660
Non-Affiliated Class 4:
American Funds Bond	1,127,059	3	1,127,062	9.99 to 10.06	112,806
American Funds Capital Income Builder	640,423	(2)	640,421	10.55 to 10.71	60,517
American Funds Global Growth	13,020,287	4	13,020,291	14.07 to 14.42	921,081
American Funds Growth	4,842,327	2	4,842,329	15.77 to 16.16	305,958
American Funds Growth-Income	19,457,688	1	19,457,689	14.85 to 15.22	1,304,251
American Funds New World	1,009,277	—	1,009,277	11.63 to 11.92	86,119
Non-Affiliated Class A:
Deutsche Small Cap Index VIP	475,013	1	475,014	29.40 to 30.64	15,542
Non-Affiliated Class B:
Deutsche Small Cap Index VIP	1,708,761	—	1,708,761	17.32 to 29.64	85,448
Advisor Class:
Pimco VIT All Asset	1,743,678	(1)	1,743,677	12.53 to 14.15	128,427
Pimco VIT Foreign Bond	42,129	1	42,130	10.37 to 10.46	4,046
Pimco VIT Commodity Real Return Strategy	2,520,361	(1)	2,520,360	4.22 to 5.85	582,778
Pimco VIT Long Term Government	353,354	2	353,356	10.57 to 10.88	33,114
Pimco VIT Low Duration	4,425,322	1	4,425,323	10.10 to 11.67	395,557
Pimco VIT Real Return	1,310,426	(2)	1,310,424	10.60 to 12.49	109,218
Pimco VIT Total Return	42,600,326	(4)	42,600,322	11.27 to 14.08	3,136,662
Investor Class:
Guggenheim VT Global Managed Futures Strategy	587,040	1	587,041	6.44 to 6.75	89,967
Guggenheim VT Multi Hedge Strategies	379,162	1	379,163	8.63 to 11.06	42,277
Guggenheim VT Long Short Equity	311,877	1	311,878	10.83 to 13.30	27,302
ETF Shares:
iShares Core S&P 500 ETF	82,801,673	1	82,801,674	51.47 to 54.83	1,586,984
iShares Core S&P Mid-Cap ETF	23,984,832	1	23,984,833	48.17 to 52.48	477,070
iShares Core S&P Small-Cap ETF	12,436,732	(3)	12,436,729	50.75 to 55.20	235,052
iShares Core US Aggregate Bond ETF	1,439,514	—	1,439,514	24.50 to 27.41	57,060
iShares iBoxx $ High Yield Corporate Bond ETF	757,108	2	757,110	29.99 to 32.54	24,327
iShares Intermediate Credit Bond ETF	1,348,548	(2)	1,348,546	25.49 to 26.87	52,572
iShares International Treasury Bond ETF	10,987,940	2	10,987,942	22.93 to 24.41	472,743
iShares S&P 500 Growth ETF	8,619,618	3	8,619,621	52.75 to 57.36	160,589
iShares S&P 500 Value ETF	3,973,592	—	3,973,592	47.37 to 51.52	80,217
iShares TIPS Bond ETF	219,438	1	219,439	22.47 to 26.58	8,996
Vanguard Developed Markets Index ETF	11,839,237	—	11,839,237	32.38 to 38.43	325,028
Vanguard Dividend Appreciation Index ETF	2,440,950	(2)	2,440,948	45.51 to 49.85	52,389
Vanguard Emerging Markets Stock Index ETF	655,108	(2)	655,106	24.43 to 30.10	23,544
Vanguard Intermediate-Term Corporate Bond Index ETF	236,156	(2)	236,154	28.07 to 31.54	8,178
Vanguard Large-Cap Index ETF	1,744,650	2	1,744,652	51.09 to 54.11	33,465
Vanguard Mega Cap Index ETF	155,961	4	155,965	51.77 to 54.83	2,942
Vanguard Real Estate Index ETF	733,443	(1)	733,442	40.86 to 44.26	17,448
Vanguard Short-Term Bond Index ETF	366,465	2	366,467	22.69 to 23.84	16,078
Vanguard Total Bond Market Index ETF	80,320,353	—	80,320,353	24.46 to 27.45	3,223,406

3

Separate Account I
of
Integrity Life Insurance Company

Statement of Operations

Year Ended December 31, 2017

	Investment			Realized and unrealized gain (loss) on investments
	Income	Expenses
Subaccount	Reinvested dividends	Mortality and expense risk and administrative charges	Net investment income (loss)	Realized gain (loss) on sales of investments	Realized gain distributions	Change in net unrealized appreciation (depreciation) during the period	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Affiliated:
Touchstone Active Bond	$332,684	$185,672	$147,012	$22,690	$—	$76,646	$99,336	$246,348
Touchstone Aggressive ETF	235,146	192,008	43,138	752,522	—	1,114,961	1,867,483	1,910,621
Touchstone Conservative ETF	210,239	154,880	55,359	297,592	1,005,483	(522,756)	780,319	835,678
Touchstone Focused	149,603	408,174	(258,571)	(71,913)	—	3,664,264	3,592,351	3,333,780
Touchstone Large Cap Core Equity	118,771	267,221	(148,450)	658,635	271,111	2,541,232	3,470,978	3,322,528
Touchstone Moderate ETF	244,050	172,186	71,864	573,068	1,928,759	(1,171,914)	1,329,913	1,401,777
Non-Affiliated Initial Class:
Fidelity VIP Balanced	35,796	33,482	2,314	61,868	63,865	215,824	341,557	343,871
Fidelity VIP Overseas	28,865	27,661	1,204	(42,584)	1,883	552,861	512,160	513,364
Fidelity VIP Equity Income	172,988	138,226	34,762	74,038	210,082	782,536	1,066,656	1,101,418
Fidelity VIP Growth	14,505	92,035	(77,530)	572,829	485,429	939,456	1,997,714	1,920,184
Fidelity VIP High Income	59,593	15,354	44,239	64,850	—	(52,930)	11,920	56,159
Fidelity VIP Asset Manager	65,401	47,950	17,451	20,660	390,604	(10,839)	400,425	417,876
Fidelity VIP Contrafund	148,411	203,216	(54,805)	608,098	791,395	1,398,171	2,797,664	2,742,859
Fidelity VIP Index 500	106,208	82,657	23,551	415,225	19,709	650,712	1,085,646	1,109,197
Fidelity VIP Investment Grade Bond	86,853	50,874	35,979	44,543	18,220	8,024	70,787	106,766
Fidelity VIP Government Money Market	60,241	135,297	(75,056)	—	—	3	3	(75,053)
Non-Affiliated Service Class:
Fidelity VIP Equity Income	5,741	5,085	656	(1,513)	7,211	31,093	36,791	37,447
Fidelity VIP Growth	886	9,230	(8,344)	58,679	50,664	86,373	195,716	187,372
Fidelity VIP High Income	15,279	3,399	11,880	3,005	—	(5,493)	(2,488)	9,392
Fidelity VIP Asset Manager	100	159	(59)	757	1,389	(788)	1,358	1,299
Fidelity VIP Contrafund	10,088	15,155	(5,067)	23,851	56,340	111,503	191,694	186,627
Fidelity VIP Balanced	1,897	1,956	(59)	675	3,409	14,107	18,191	18,132
Fidelity VIP Mid Cap	22,301	51,549	(29,248)	141,751	174,478	364,852	681,081	651,833
Fidelity VIP Overseas	452	485	(33)	(34)	32	8,129	8,127	8,094
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager	26,556	22,959	3,597	(7,581)	183,848	7,655	183,922	187,519
Fidelity VIP Balanced	82,497	89,381	(6,884)	95,987	168,647	615,110	879,744	872,860
Fidelity VIP Contrafund	284,153	523,441	(239,288)	1,691,354	1,974,360	3,061,579	6,727,293	6,488,005
Fidelity VIP Disciplined Small Cap	10,260	28,607	(18,347)	124,745	44,363	(41,234)	127,874	109,527
Fidelity VIP Equity Income	76,844	73,900	2,944	80,367	112,463	344,085	536,915	539,859
Fidelity VIP Freedom 2010	8,036	10,084	(2,048)	54,672	13,824	5,404	73,900	71,852
Fidelity VIP Freedom 2015	18,757	24,348	(5,591)	17,968	42,772	142,100	202,840	197,249
Fidelity VIP Freedom 2020	63,401	74,471	(11,070)	88,430	139,049	460,796	688,275	677,205
Fidelity VIP Freedom 2025	55,350	65,276	(9,926)	86,194	117,304	441,156	644,654	634,728
Fidelity VIP Freedom 2030	6,819	8,555	(1,736)	15,910	20,155	63,456	99,521	97,785

4

Separate Account I
of
Integrity Life Insurance Company

Statement of Operations (continued)

Year Ended December 31, 2017

	Investment			Realized and unrealized gain (loss) on investments
	Income	Expenses
Subaccount	Reinvested dividends	Mortality and expense risk and administrative charges	Net investment income (loss)	Realized gain (loss) on sales of investments	Realized gain distributions	Change in net unrealized appreciation (depreciation) during the period	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Growth	$5,398	$108,591	$(103,193)	$207,993	$489,647	$1,408,486	$2,106,126	$2,002,933
Fidelity VIP High Income	678,493	161,654	516,839	(390,423)	—	271,723	(118,700)	398,139
Fidelity VIP Index 500	607,997	560,362	47,635	1,637,743	122,440	5,091,959	6,852,142	6,899,777
Fidelity VIP Investment Grade Bond	720,234	467,099	253,135	(107,126)	139,563	484,349	516,786	769,921
Fidelity VIP Mid Cap	45,576	129,284	(83,708)	144,738	425,918	1,135,130	1,705,786	1,622,078
Fidelity VIP Overseas	41,540	50,239	(8,699)	114,749	3,232	747,849	865,830	857,131
Fidelity VIP Target Volatility	35,973	45,455	(9,482)	18,267	196,317	211,464	426,048	416,566
Non-Affiliated Class 1:
Columbia VIT Mid Cap Value	—	25,358	(25,358)	93,018	—	126,701	219,719	194,361
Franklin Growth & Income VIP Fund	120,500	26,696	93,804	34,961	117,752	23,044	175,757	269,561
Franklin Income VIP Fund	228,010	72,239	155,771	181,137	—	103,071	284,208	439,979
JPMorgan IT Mid Cap Value	5,875	10,255	(4,380)	28,003	32,764	30,047	90,814	86,434
MS VIF Emerging Markets Debt	26,523	7,173	19,350	(3,992)	—	27,834	23,842	43,192
MS VIF U.S. Real Estate	28,515	27,014	1,501	129,401	—	(104,875)	24,526	26,027
Non-Affiliated Class 2:
American Funds Managed Risk Asset Allocation	36,652	71,719	(35,067)	20,899	45,082	536,214	602,195	567,128
Columbia VIT Small Cap Value	11,954	54,769	(42,815)	7,811	244,760	229,282	481,853	439,038
Franklin Growth & Income VIP Fund	449,802	108,924	340,878	354,363	468,234	(133,719)	688,878	1,029,756
Franklin Income VIP Fund	938,370	308,461	629,909	123,716	—	1,036,718	1,160,434	1,790,343
Franklin Large Cap Growth VIP Fund	24,206	63,171	(38,965)	86,017	309,351	607,128	1,002,496	963,531
Franklin Mutual Shares VIP Fund	477,841	308,416	169,425	275,978	866,553	57,875	1,200,406	1,369,831
Franklin Small Cap Value VIP Fund	9,069	25,685	(16,616)	(57,838)	124,046	98,557	164,765	148,149
Invesco VI American Franchise	—	30,281	(30,281)	108,659	139,020	194,577	442,256	411,975
Invesco VI American Value	37,736	88,280	(50,544)	(70,737)	74,644	507,965	511,872	461,328
Invesco VI Comstock	222,273	162,954	59,319	504,311	486,952	558,568	1,549,831	1,609,150
Invesco VI International Growth	47,374	56,131	(8,757)	72,815	—	643,028	715,843	707,086
Invesco VI Mid Cap Growth	—	2,853	(2,853)	990	15,315	17,746	34,051	31,198
Templeton Foreign VIP Fund	309,007	169,844	139,163	(12,234)	—	1,391,723	1,379,489	1,518,652
Templeton Global Bond VIP Fund	—	76,251	(76,251)	(15,933)	16,325	93,187	93,579	17,328
Templeton Growth VIP Fund	56,149	48,067	8,082	105,810	—	430,619	536,429	544,511
MS VIF Emerging Markets Debt	91,418	25,672	65,746	(12,266)	—	77,460	65,194	130,940
MS VIF Emerging Markets Equity	21,169	48,453	(27,284)	60,852	—	929,859	990,711	963,427
MS VIF U.S. Real Estate	56,165	66,316	(10,151)	296,362	—	(235,395)	60,967	50,816
Non-Affiliated Class 3:
BlackRock Capital Appreciation VI	—	93,610	(93,610)	68,002	762,121	897,503	1,727,626	1,634,016
BlackRock Global Allocation VI	24,951	26,387	(1,436)	(2,059)	23,319	212,806	234,066	232,630
BlackRock High Yield VI	7,995	2,340	5,655	354	—	2,397	2,751	8,406
BlackRock Total Return VI	16,323	10,912	5,411	(421)	—	4,890	4,469	9,880
TOPS Managed Risk Moderate Growth ETF	64,391	60,143	4,248	31,921	—	423,374	455,295	459,543
Non-Affiliated Class 4:
American Funds Bond	20,080	13,524	6,556	(275)	11,927	(6,488)	5,164	11,720

5

Separate Account I
of
Integrity Life Insurance Company

Statement of Operations (continued)

Year Ended December 31, 2017

	Investment			Realized and unrealized gain (loss) on investments
	Income	Expenses
Subaccount	Reinvested dividends	Mortality and expense risk and administrative charges	Net investment income (loss)	Realized gain (loss) on sales of investments	Realized gain distributions	Change in net unrealized appreciation (depreciation) during the period	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Non-Affiliated Class 4 (continued):
American Funds Capital Income Builder	$14,302	$7,976	$6,326	$6,141	$—	$41,841	$47,982	$54,308
American Funds Global Growth	68,460	174,937	(106,477)	77,407	348,264	2,594,425	3,020,096	2,913,619
American Funds Growth	17,487	55,072	(37,585)	15,924	339,519	463,477	818,920	781,335
American Funds Growth-Income	233,145	263,251	(30,106)	83,467	1,107,079	2,061,764	3,252,310	3,222,204
American Funds New World	7,139	11,836	(4,697)	74,190	—	111,796	185,986	181,289
Non-Affiliated Class A:
Deutsche Small Cap Index VIP	4,754	6,697	(1,943)	95,695	18,408	(55,796)	58,307	56,364
Non-Affiliated Class B:
Deutsche Small Cap Index VIP	8,530	22,051	(13,521)	148,095	45,282	(26,685)	166,692	153,171
Advisor Class:
Pimco VIT All Asset	77,565	25,776	51,789	6,769	—	138,085	144,854	196,643
Pimco VIT Foreign Bond	1,909	413	1,496	2	—	(1,022)	(1,020)	476
Pimco VIT Commodity Real Return Strategy	276,034	37,415	238,619	(221,685)	—	(8,825)	(230,510)	8,109
Pimco VIT Long Term Government	7,747	5,331	2,416	(22,960)	—	45,770	22,810	25,226
Pimco VIT Low Duration	119,192	133,095	(13,903)	32,311	—	16,035	48,346	34,443
Pimco VIT Real Return	29,965	17,959	12,006	(14,281)	—	29,664	15,383	27,389
Pimco VIT Total Return	800,726	624,936	175,790	(242,211)	—	1,391,091	1,148,880	1,324,670
Investor Class:
Guggenheim VT Global Managed Futures Strategy	8,472	9,144	(672)	(30,368)	—	71,854	41,486	40,814
Guggenheim VT Multi Hedge Strategies	—	5,976	(5,976)	8,469	—	5,978	14,447	8,471
Guggenheim VT Long Short Equity	1,055	3,956	(2,901)	6,759	—	34,017	40,776	37,875
ETF Shares:
iShares Core S&P 500 ETF	1,449,875	1,934,969	(485,094)	3,929,711	—	9,659,914	13,589,625	13,104,531
iShares Core S&P Mid-Cap ETF	284,045	556,626	(272,581)	1,068,783	—	2,030,814	3,099,597	2,827,016
iShares Core S&P Small-Cap ETF	149,195	289,642	(140,447)	682,850	—	646,691	1,329,541	1,189,094
iShares Core US Aggregate Bond ETF	34,929	39,013	(4,084)	28,404	—	(10,310)	18,094	14,010
iShares iBoxx $ High Yield Corporate Bond ETF	36,365	15,679	20,686	9,795	—	(5,272)	4,523	25,209
iShares Intermediate Credit Bond ETF	33,514	36,325	(2,811)	18,306	—	(5,904)	12,402	9,591
iShares International Treasury Bond ETF	19,944	257,185	(237,241)	(8,995)	—	1,080,299	1,071,304	834,063
iShares S&P 500 Growth ETF	114,816	202,608	(87,792)	604,629	—	1,202,146	1,806,775	1,718,983
iShares S&P 500 Value ETF	83,003	89,025	(6,022)	167,542	—	277,124	444,666	438,644
iShares TIPS Bond ETF	4,621	5,198	(577)	(59)	—	1,800	1,741	1,164
Vanguard Developed Markets Index ETF	326,909	279,410	47,499	425,491	—	1,801,494	2,226,985	2,274,484
Vanguard Dividend Appreciation Index ETF	48,493	59,902	(11,409)	163,860	—	269,363	433,223	421,814
Vanguard Emerging Markets Stock Index ETF	15,838	15,876	(38)	17,749	—	134,818	152,567	152,529
Vanguard Intermediate-Term Corporate Bond Index ETF	7,007	5,088	1,919	8,065	—	(3,986)	4,079	5,998
Vanguard Large-Cap Index ETF	30,894	39,927	(9,033)	107,473	—	184,078	291,551	282,518
Vanguard Mega Cap Index ETF	3,342	4,078	(736)	23,821	—	7,083	30,904	30,168
Vanguard Real Estate Index ETF	30,062	16,706	13,356	33,301	—	(29,870)	3,431	16,787
Vanguard Short-Term Bond Index ETF	6,669	10,860	(4,191)	4,014	11	(6,164)	(2,139)	(6,330)
Vanguard Total Bond Market Index ETF	1,868,992	1,894,768	(25,776)	277,147	36,154	392,351	705,652	679,876

6

Separate Account I
of
Integrity Life Insurance Company

Statement of Changes in Net Assets

For the Year Ended December 31, 2017

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Affiliated:
Touchstone Active Bond	$147,012	$22,690	$76,646	$246,348	$2,115,168	$(1,644,698)	$861,623	$(82,053)	$1,250,040	$1,496,388	$11,371,341	$12,867,729	309,877	(208,039)	101,838
Touchstone Aggressive ETF	43,138	752,522	1,114,961	1,910,621	602,988	(1,286,669)	(227,206)	(27,958)	(938,845)	971,776	12,685,971	13,657,747	46,766	(95,607)	(48,841)
Touchstone Conservative ETF	55,359	1,303,075	(522,756)	835,678	337,457	(1,529,162)	346,642	(44,137)	(889,200)	(53,522)	9,708,969	9,655,447	218,378	(275,477)	(57,099)
Touchstone Focused	(258,571)	(71,913)	3,664,264	3,333,780	994,107	(3,562,368)	(1,457,747)	(64,345)	(4,090,353)	(756,573)	29,799,574	29,043,001	48,703	(215,313)	(166,610)
Touchstone Large Cap Core Equity	(148,450)	929,746	2,541,232	3,322,528	411,798	(2,298,599)	(1,356,056)	(33,743)	(3,276,600)	45,928	18,708,882	18,754,810	117,426	(309,186)	(191,760)
Touchstone Moderate ETF	71,864	2,501,827	(1,171,914)	1,401,777	513,314	(2,215,709)	(149,654)	(38,909)	(1,890,958)	(489,181)	12,709,830	12,220,649	58,191	(171,890)	(113,699)
Non-Affiliated Initial Class:
Fidelity VIP Balanced	2,314	125,733	215,824	343,871	—	(290,464)	(23,943)	(998)	(315,405)	28,466	2,490,409	2,518,875	1	(17,565)	(17,564)
Fidelity VIP Overseas	1,204	(40,701)	552,861	513,364	—	(243,198)	(3,282)	(1,592)	(248,072)	265,292	1,908,737	2,174,029	2	(9,017)	(9,015)
Fidelity VIP Equity Income	34,762	284,120	782,536	1,101,418	132,015	(1,082,819)	109,995	(3,402)	(844,211)	257,207	10,074,918	10,332,125	5,155	(18,593)	(13,438)
Fidelity VIP Growth	(77,530)	1,058,258	939,456	1,920,184	—	(936,424)	(11,563)	(2,565)	(950,552)	969,632	5,965,146	6,934,778	2	(7,781)	(7,779)
Fidelity VIP High Income	44,239	64,850	(52,930)	56,159	2,752	(251,231)	(14,044)	(443)	(262,966)	(206,807)	1,324,339	1,117,532	15,458	(25,034)	(9,576)
Fidelity VIP Asset Manager	17,451	411,264	(10,839)	417,876	126,808	(430,651)	20,005	(2,012)	(285,850)	132,026	3,456,360	3,588,386	1,226	(6,597)	(5,371)
Fidelity VIP Contrafund	(54,805)	1,399,493	1,398,171	2,742,859	88,540	(1,317,238)	(13,131)	(5,505)	(1,247,334)	1,495,525	14,043,909	15,539,434	4,759	(32,564)	(27,805)
Fidelity VIP Index 500	23,551	434,934	650,712	1,109,197	—	(831,805)	(3,685)	(2,671)	(838,161)	271,036	5,878,829	6,149,865	6	(27,872)	(27,866)
Fidelity VIP Investment Grade Bond	35,979	62,763	8,024	106,766	—	(645,474)	(126,272)	(2,190)	(773,936)	(667,170)	4,085,311	3,418,141	4	(46,969)	(46,965)
Fidelity VIP Government Money Market	(75,056)	—	3	(75,053)	353,282	(4,634,086)	(1,210,776)	(7,376)	(5,498,956)	(5,574,009)	13,563,880	7,989,871	534,472	(1,098,121)	(563,649)
Non-Affiliated Service Class:
Fidelity VIP Equity Income	656	5,698	31,093	37,447	672	(5,136)	2	(78)	(4,540)	32,907	338,181	371,088	33	(261)	(228)
Fidelity VIP Growth	(8,344)	109,343	86,373	187,372	—	(29,540)	(89,651)	(390)	(119,581)	67,791	627,361	695,152	2	(6,677)	(6,675)
Fidelity VIP High Income	11,880	3,005	(5,493)	9,392	—	(14,603)	14,113	(77)	(567)	8,825	281,852	290,677	11,797	(12,213)	(416)
Fidelity VIP Asset Manager	(59)	2,146	(788)	1,299	—	(11,332)	(80)	(21)	(11,433)	(10,134)	13,821	3,687	—	(674)	(674)
Fidelity VIP Contrafund	(5,067)	80,191	111,503	186,627	1,770	(9,509)	81,946	(225)	73,982	260,609	948,410	1,209,019	4,451	(2,103)	2,348
Fidelity VIP Balanced	(59)	4,084	14,107	18,132	—	(1,405)	3	(65)	(1,467)	16,665	124,981	141,646	—	(75)	(75)
Fidelity VIP Mid Cap	(29,248)	316,229	364,852	651,833	—	(569,829)	(10)	(1,340)	(571,179)	80,654	3,692,162	3,772,816	1	(9,227)	(9,226)
Fidelity VIP Overseas	(33)	(2)	8,129	8,094	—	(455)	1	—	(454)	7,640	29,086	36,726	—	(33)	(33)
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager	3,597	176,267	7,655	187,519	11,300	(83,461)	11,886	(3,551)	(63,826)	123,693	1,560,427	1,684,120	5,016	(9,047)	(4,031)
Fidelity VIP Balanced	(6,884)	264,634	615,110	872,860	142,707	(678,865)	171,996	(12,642)	(376,804)	496,056	6,166,609	6,662,665	24,380	(43,701)	(19,321)
Fidelity VIP Contrafund	(239,288)	3,665,714	3,061,579	6,488,005	1,940,147	(4,324,301)	699,896	(135,872)	(1,820,130)	4,667,875	33,798,607	38,466,482	200,445	(268,843)	(68,398)
Fidelity VIP Disciplined Small Cap	(18,347)	169,108	(41,234)	109,527	400,035	(191,137)	(365,302)	(9,491)	(165,895)	(56,368)	2,282,869	2,226,501	36,322	(47,242)	(10,920)
Fidelity VIP Equity Income	2,944	192,830	344,085	539,859	263,895	(768,497)	18,834	(17,246)	(503,014)	36,845	5,105,277	5,142,122	59,726	(82,291)	(22,565)
Fidelity VIP Freedom 2010	(2,048)	68,496	5,404	71,852	—	(259,555)	1,359	(4,650)	(262,846)	(190,994)	825,727	634,733	403	(20,116)	(19,713)
Fidelity VIP Freedom 2015	(5,591)	60,740	142,100	197,249	50,540	(200,773)	(144,227)	(10,874)	(305,334)	(108,085)	1,628,676	1,520,591	1,333	(23,554)	(22,221)
Fidelity VIP Freedom 2020	(11,070)	227,479	460,796	677,205	41,865	(286,865)	(37,552)	(30,811)	(313,363)	363,842	4,812,753	5,176,595	6,576	(30,234)	(23,658)
Fidelity VIP Freedom 2025	(9,926)	203,498	441,156	634,728	194,388	(201,693)	98,439	(33,212)	57,922	692,650	3,992,910	4,685,560	24,589	(20,780)	3,809
Fidelity VIP Freedom 2030	(1,736)	36,065	63,456	97,785	46,063	(26,209)	83	(229)	19,708	117,493	511,098	628,591	3,162	(1,888)	1,274
Fidelity VIP Growth	(103,193)	697,640	1,408,486	2,002,933	1,445,702	(711,782)	961,189	(26,545)	1,668,564	3,671,497	5,398,016	9,069,513	177,088	(88,848)	88,240
Fidelity VIP High Income	516,839	(390,423)	271,723	398,139	233,623	(2,391,604)	(1,789,427)	(9,061)	(3,956,469)	(3,558,330)	16,686,409	13,128,079	630,787	(849,445)	(218,658)
Fidelity VIP Index 500	47,635	1,760,183	5,091,959	6,899,777	2,756,103	(3,952,696)	(299,555)	(96,446)	(1,592,594)	5,307,183	35,504,674	40,811,857	204,024	(288,554)	(84,530)
Fidelity VIP Investment Grade Bond	253,135	32,437	484,349	769,921	5,597,727	(3,762,910)	1,208,975	(203,749)	2,840,043	3,609,964	29,581,915	33,191,879	518,884	(283,822)	235,062
Fidelity VIP Mid Cap	(83,708)	570,656	1,135,130	1,622,078	376,980	(1,534,346)	260,582	(15,990)	(912,774)	709,304	9,185,253	9,894,557	74,016	(104,585)	(30,569)
Fidelity VIP Overseas	(8,699)	117,981	747,849	857,131	91,777	(545,517)	70,440	(8,424)	(391,724)	465,407	3,209,049	3,674,456	78,333	(114,865)	(36,532)
Fidelity VIP Target Volatility	(9,482)	214,584	211,464	416,566	184,985	(173,822)	192,875	(36,055)	167,983	584,549	2,758,368	3,342,917	39,882	(25,175)	14,707
Non-Affiliated Class 1:
Columbia VIT Mid Cap Value	(25,358)	93,018	126,701	194,361	88,029	(122,040)	(364,234)	(3,056)	(401,301)	(206,940)	1,870,404	1,663,464	11,789	(36,902)	(25,113)
Franklin Growth & Income VIP Fund	93,804	152,713	23,044	269,561	—	(150,948)	5	(1,259)	(152,202)	117,359	1,922,506	2,039,865	—	(6,303)	(6,303)
Franklin Income VIP Fund	155,771	181,137	103,071	439,979	49,178	(600,606)	(59,736)	(1,467)	(612,631)	(172,652)	5,458,035	5,285,383	79	(24,200)	(24,121)
JPMorgan IT Mid Cap Value	(4,380)	60,767	30,047	86,434	—	(34,277)	(1)	(1,020)	(35,298)	51,136	727,477	778,613	2	(1,104)	(1,102)
MS VIF Emerging Markets Debt	19,350	(3,992)	27,834	43,192	60	(87,198)	(22,694)	(421)	(110,253)	(67,061)	563,165	496,104	36	(4,058)	(4,022)
MS VIF U.S. Real Estate	1,501	129,401	(104,875)	26,027	273	(276,224)	(100,125)	(1,543)	(377,619)	(351,592)	2,265,360	1,913,768	1,241	(10,181)	(8,940)
Non-Affiliated Class 2:
American Funds Managed Risk Asset Allocation	(35,067)	65,981	536,214	567,128	500,872	(280,208)	373,319	(42,022)	551,961	1,119,089	3,979,399	5,098,488	87,837	(38,369)	49,468
Columbia VIT Small Cap Value	(42,815)	252,571	229,282	439,038	192,837	(299,163)	770,056	(18,407)	645,323	1,084,361	3,324,589	4,408,950	59,450	(36,083)	23,367

7

Separate Account I
of
Integrity Life Insurance Company

Statement of Changes in Net Assets (continued)

For the Year Ended December 31, 2017

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Non-Affiliated Class 2 (continued):
Franklin Growth & Income VIP Fund	$340,878	$822,597	$(133,719)	$1,029,756	$420,893	$(1,136,959)	$125,244	$(17,205)	$(608,027)	$421,729	$7,579,003	$8,000,732	41,153	(62,140)	(20,987)
Franklin Income VIP Fund	629,909	123,716	1,036,718	1,790,343	827,363	(1,454,880)	558,845	(28,541)	(97,213)	1,693,130	21,781,291	23,474,421	117,916	(88,934)	28,982
Franklin Large Cap Growth VIP Fund	(38,965)	395,368	607,128	963,531	312,268	(708,821)	754,257	(19,785)	337,919	1,301,450	3,823,839	5,125,289	79,152	(57,689)	21,463
Franklin Mutual Shares VIP Fund	169,425	1,142,531	57,875	1,369,831	2,319,996	(1,826,970)	172,178	(103,205)	561,999	1,931,830	19,923,588	21,855,418	180,732	(130,432)	50,300
Franklin Small Cap Value VIP Fund	(16,616)	66,208	98,557	148,149	93,874	(394,336)	(122,325)	(6,057)	(428,844)	(280,695)	1,946,100	1,665,405	14,878	(40,549)	(25,671)
Invesco VI American Franchise	(30,281)	247,679	194,577	411,975	256,102	(348,276)	1,080,581	(8,161)	980,246	1,392,221	1,574,154	2,966,375	64,935	(15,388)	49,547
Invesco VI American Value	(50,544)	3,907	507,965	461,328	2,190,038	(616,477)	(141,481)	(40,131)	1,391,949	1,853,277	4,670,443	6,523,720	183,113	(102,034)	81,079
Invesco VI Comstock	59,319	991,263	558,568	1,609,150	1,518,457	(1,214,917)	(1,112,852)	(67,252)	(876,564)	732,586	10,343,541	11,076,127	147,965	(194,050)	(46,085)
Invesco VI International Growth	(8,757)	72,815	643,028	707,086	825,395	(409,142)	(175,564)	(26,739)	213,950	921,036	3,261,827	4,182,863	81,435	(62,438)	18,997
Invesco VI Mid Cap Growth	(2,853)	16,305	17,746	31,198	151,978	(6,446)	(5,137)	(1,337)	139,058	170,256	94,364	264,620	14,862	(2,722)	12,140
Templeton Foreign VIP Fund	139,163	(12,234)	1,391,723	1,518,652	1,401,136	(1,129,408)	2,711,332	(44,030)	2,939,030	4,457,682	8,350,469	12,808,151	420,038	(114,943)	305,095
Templeton Global Bond VIP Fund	(76,251)	392	93,187	17,328	294,995	(462,410)	261,410	(3,737)	90,258	107,586	4,910,556	5,018,142	56,969	(47,553)	9,416
Templeton Growth VIP Fund	8,082	105,810	430,619	544,511	14,937	(469,929)	(365,858)	(3,661)	(824,511)	(280,000)	3,603,581	3,323,581	4,509	(64,115)	(59,606)
MS VIF Emerging Markets Debt	65,746	(12,266)	77,460	130,940	3,213	(168,099)	(23,698)	(3,027)	(191,611)	(60,671)	1,743,395	1,682,724	3,579	(15,842)	(12,263)
MS VIF Emerging Markets Equity	(27,284)	60,852	929,859	963,427	67,556	(756,376)	(200,026)	(7,667)	(896,513)	66,914	3,722,159	3,789,073	41,830	(117,672)	(75,842)
MS VIF U.S. Real Estate	(10,151)	296,362	(235,395)	50,816	526,415	(886,045)	(312,164)	(20,460)	(692,254)	(641,438)	5,089,693	4,448,255	67,520	(110,291)	(42,771)
Non-Affiliated Class 3:
BlackRock Capital Appreciation VI	(93,610)	830,123	897,503	1,634,016	2,411,943	(318,318)	(427,492)	(47,393)	1,618,740	3,252,756	5,105,977	8,358,733	152,418	(59,074)	93,344
BlackRock Global Allocation VI	(1,436)	21,260	212,806	232,630	10,140	(96,933)	(141,270)	(2,110)	(230,173)	2,457	2,027,860	2,030,317	7,972	(27,719)	(19,747)
BlackRock High Yield VI	5,655	354	2,397	8,406	118,098	(4,223)	53,078	(533)	166,420	174,826	32,898	207,724	17,096	(1,663)	15,433
BlackRock Total Return VI	5,411	(421)	4,890	9,880	310,068	(1,666)	232,242	(5,815)	534,829	544,709	310,806	855,515	54,789	(887)	53,902
TOPS Managed Risk Moderate Growth ETF	4,248	31,921	423,374	459,543	639,126	(482,348)	112,605	(40,020)	229,363	688,906	3,579,679	4,268,585	60,761	(39,005)	21,756
Non-Affiliated Class 4:
American Funds Bond	6,556	11,652	(6,488)	11,720	446,419	(6,744)	101,554	(6,244)	534,985	546,705	580,357	1,127,062	54,957	(1,242)	53,715
American Funds Capital Income Builder	6,326	6,141	41,841	54,308	149,184	(57,187)	89,181	(2,698)	178,480	232,788	407,633	640,421	31,794	(14,069)	17,725
American Funds Global Growth	(106,477)	425,671	2,594,425	2,913,619	433,818	(1,154,221)	819,153	(3,306)	95,444	3,009,063	10,011,228	13,020,291	121,656	(115,519)	6,137
American Funds Growth	(37,585)	355,443	463,477	781,335	777,115	(240,097)	1,130,311	(2,882)	1,664,447	2,445,782	2,396,547	4,842,329	135,238	(20,210)	115,028
American Funds Growth-Income	(30,106)	1,190,546	2,061,764	3,222,204	1,355,876	(1,568,557)	645,188	(14,816)	417,691	3,639,895	15,817,794	19,457,689	214,499	(185,528)	28,971
American Funds New World	(4,697)	74,190	111,796	181,289	335,335	(20,904)	150,797	(2,252)	462,976	644,265	365,012	1,009,277	82,245	(35,811)	46,434
Non-Affiliated Class A:
Deutsche Small Cap Index VIP	(1,943)	114,103	(55,796)	56,364	—	(76,177)	(44,757)	(200)	(121,134)	(64,770)	539,784	475,014	3,642	(8,011)	(4,369)
Non-Affiliated Class B:
Deutsche Small Cap Index VIP	(13,521)	193,377	(26,685)	153,171	184,793	(478,188)	237,865	(2,080)	(57,610)	95,561	1,613,200	1,708,761	59,535	(61,081)	(1,546)
Advisor Class:
Pimco VIT All Asset	51,789	6,769	138,085	196,643	35,620	(196,532)	(137,138)	(1,686)	(299,736)	(103,093)	1,846,770	1,743,677	5,238	(28,826)	(23,588)
Pimco VIT Foreign Bond	1,496	2	(1,022)	476	—	—	29,268	(27)	29,241	29,717	12,413	42,130	2,863	(26)	2,837
Pimco VIT Commodity Real Return Strategy	238,619	(221,685)	(8,825)	8,109	226,258	(243,406)	118,299	(15,097)	86,054	94,163	2,426,197	2,520,360	114,346	(95,165)	19,181
Pimco VIT Long Term Government	2,416	(22,960)	45,770	25,226	273	(21,844)	(93,122)	(450)	(115,143)	(89,917)	443,273	353,356	7,848	(19,406)	(11,558)
Pimco VIT Low Duration	(13,903)	32,311	16,035	34,443	557,238	(1,157,957)	(404,833)	(16,475)	(1,022,027)	(987,584)	5,412,907	4,425,323	1,123,911	(1,213,048)	(89,137)
Pimco VIT Real Return	12,006	(14,281)	29,664	27,389	141,363	(86,201)	10,912	(1,224)	64,850	92,239	1,218,185	1,310,424	16,794	(11,367)	5,427
Pimco VIT Total Return	175,790	(242,211)	1,391,091	1,324,670	4,944,623	(4,234,899)	1,402,652	(277,630)	1,834,746	3,159,416	39,440,906	42,600,322	461,512	(324,962)	136,550
Investor Class:
Guggenheim VT Global Managed Futures Strategy	(672)	(30,368)	71,854	40,814	3,247	(59,971)	(10,012)	(4,164)	(70,900)	(30,086)	617,127	587,041	3,600	(14,898)	(11,298)
Guggenheim VT Multi Hedge Strategies	(5,976)	8,469	5,978	8,471	1,677	(113,257)	16,784	(1,561)	(96,357)	(87,886)	467,049	379,163	1,940	(12,849)	(10,909)
Guggenheim VT Long Short Equity	(2,901)	6,759	34,017	37,875	960	(40,983)	8,677	(447)	(31,793)	6,082	305,796	311,878	1,075	(4,142)	(3,067)
ETF Shares:
iShares Core S&P 500 ETF	(485,094)	3,929,711	9,659,914	13,104,531	7,993,735	(4,861,605)	(3,884,408)	—	(752,278)	12,352,253	70,449,421	82,801,674	127,819	(143,310)	(15,491)
iShares Core S&P Mid-Cap ETF	(272,581)	1,068,783	2,030,814	2,827,016	2,359,945	(1,357,010)	(556,096)	—	446,839	3,273,855	20,710,978	23,984,833	52,994	(43,230)	9,764
iShares Core S&P Small-Cap ETF	(140,447)	682,850	646,691	1,189,094	1,241,084	(724,812)	(327,195)	—	189,077	1,378,171	11,058,558	12,436,729	31,489	(27,178)	4,311
iShares Core US Aggregate Bond ETF	(4,084)	28,404	(10,310)	14,010	69,948	(191,067)	29,664	—	(91,455)	(77,445)	1,516,959	1,439,514	7,584	(11,286)	(3,702)
iShares iBoxx $ High Yield Corporate Bond ETF	20,686	9,795	(5,272)	25,209	134,678	(59,424)	17,154	—	92,408	117,617	639,493	757,110	4,906	(1,968)	2,938
iShares Intermediate Credit Bond ETF	(2,811)	18,306	(5,904)	9,591	74,003	(116,023)	208,436	—	166,416	176,007	1,172,539	1,348,546	11,115	(4,536)	6,579
iShares International Treasury Bond ETF	(237,241)	(8,995)	1,080,299	834,063	1,089,733	(628,412)	773,416	—	1,234,737	2,068,800	8,919,142	10,987,942	84,939	(28,729)	56,210
iShares S&P 500 Growth ETF	(87,792)	604,629	1,202,146	1,718,983	765,155	(484,018)	(613,455)	—	(332,318)	1,386,665	7,232,956	8,619,621	16,673	(23,229)	(6,556)
iShares S&P 500 Value ETF	(6,022)	167,542	277,124	438,644	453,107	(248,450)	31,011	—	235,668	674,312	3,299,280	3,973,592	13,821	(8,576)	5,245
iShares TIPS Bond ETF	(577)	(59)	1,800	1,164	7,319	(19,203)	12,244	—	360	1,524	217,915	219,439	916	(904)	12
Vanguard Developed Markets Index ETF	47,499	425,491	1,801,494	2,274,484	1,123,384	(699,023)	(797,975)	—	(373,614)	1,900,870	9,938,367	11,839,237	26,187	(38,286)	(12,099)
Vanguard Dividend Appreciation Index ETF	(11,409)	163,860	269,363	421,814	87,682	(246,792)	(91,278)	—	(250,388)	171,426	2,269,522	2,440,948	2,783	(8,494)	(5,711)
Vanguard Emerging Markets Stock Index ETF	(38)	17,749	134,818	152,529	74,314	(70,664)	(48,127)	—	(44,477)	108,052	547,054	655,106	4,996	(6,766)	(1,770)

8

Separate Account I
of
Integrity Life Insurance Company

Statement of Changes in Net Assets (continued)

For the Year Ended December 31, 2017

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
ETF Shares (continued):
Vanguard Intermediate-Term Corporate Bond Index ETF	$1,919	$8,065	$(3,986)	$5,998	$50,962	$(42,350)	$18,451	$—	$27,063	$33,061	$203,093	$236,154	2,506	(1,536)	970
Vanguard Large-Cap Index ETF	(9,033)	107,473	184,078	282,518	191,811	(117,839)	(61,553)	—	12,419	294,937	1,449,715	1,744,652	4,658	(4,387)	271
Vanguard Mega Cap Index ETF	(736)	23,821	7,083	30,168	—	(20,431)	(9,015)	—	(29,446)	722	155,243	155,965	715	(1,286)	(571)
Vanguard Real Estate Index ETF	13,356	33,301	(29,870)	16,787	79,258	(60,030)	15,772	—	35,000	51,787	681,655	733,442	2,950	(2,127)	823
Vanguard Short-Term Bond Index ETF	(4,191)	4,025	(6,164)	(6,330)	10,352	(88,042)	29,642	—	(48,048)	(54,378)	420,845	366,467	3,486	(5,565)	(2,079)
Vanguard Total Bond Market Index ETF	(25,776)	313,301	392,351	679,876	7,889,257	(4,703,913)	8,509,180	—	11,694,524	12,374,400	67,945,953	80,320,353	581,076	(107,085)	473,991

9

Separate Account I
of
Integrity Life Insurance Company

Statement of Changes in Net Assets

For the Year Ended December 31, 2016

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Affiliated
Touchstone Active Bond	$82,187	$(64,624)	$401,545	$419,108	$2,165,063	$(1,390,511)	$800,870	$(44,659)	$1,530,763	$1,949,871	$9,421,470	$11,371,341	244,953	(122,326)	122,627
Touchstone Aggressive ETF	(12,252)	767,347	47,232	802,327	342,172	(2,280,395)	(56,846)	(21,796)	(2,016,865)	(1,214,538)	13,900,509	12,685,971	20,677	(140,524)	(119,847)
Touchstone Conservative ETF	(42,100)	148,224	330,031	436,155	679,579	(1,107,499)	(1,354,152)	(42,402)	(1,824,474)	(1,388,319)	11,097,288	9,708,969	260,877	(385,797)	(124,920)
Touchstone Focused	(418,821)	6,096,108	(2,658,970)	3,018,317	847,722	(3,877,330)	(210,648)	(42,729)	(3,282,985)	(264,668)	30,064,242	29,799,574	196,151	(316,666)	(120,515)
Touchstone Large Cap Core Equity	(74,772)	2,377,010	(1,311,884)	990,354	463,932	(2,757,097)	3,704,513	(25,114)	1,386,234	2,376,588	16,332,294	18,708,882	812,498	(694,373)	118,125
Touchstone Moderate ETF	20,698	1,360,785	(707,293)	674,190	219,402	(1,773,240)	(263,543)	(34,353)	(1,851,734)	(1,177,544)	13,887,374	12,709,830	35,982	(160,951)	(124,969)
Non-Affiliated Initial Class
Fidelity VIP Balanced	(847)	87,558	49,850	136,561	—	(214,486)	(22,306)	(1,176)	(237,968)	(101,407)	2,591,816	2,490,409	1	(13,950)	(13,949)
Fidelity VIP Overseas	1,591	(34,529)	(102,453)	(135,391)	—	(91,877)	(28,081)	(1,505)	(121,463)	(256,854)	2,165,591	1,908,737	3	(7,290)	(7,287)
Fidelity VIP Equity-Income	83,160	356,315	1,082,742	1,522,217	139,972	(1,338,279)	(90,837)	(3,786)	(1,292,930)	229,287	9,845,631	10,074,918	2,669	(32,920)	(30,251)
Fidelity VIP Growth	(80,221)	917,747	(892,372)	(54,846)	—	(524,707)	(65,322)	(2,846)	(592,875)	(647,721)	6,612,867	5,965,146	1	(6,223)	(6,222)
Fidelity VIP High Income	51,206	(96,550)	212,408	167,064	62,990	(442,343)	128,308	(508)	(251,553)	(84,489)	1,408,828	1,324,339	52,785	(62,487)	(9,702)
Fidelity VIP II Asset Manager	649	201,512	(142,305)	59,856	—	(494,015)	(50,497)	(2,207)	(546,719)	(486,863)	3,943,223	3,456,360	1	(11,060)	(11,059)
Fidelity VIP II Contrafund	(86,008)	1,988,302	(1,036,600)	865,694	256,365	(2,223,300)	(586,683)	(6,307)	(2,559,925)	(1,694,231)	15,738,140	14,043,909	5,924	(59,151)	(53,227)
Fidelity VIP II Index 500	1,019	388,116	195,177	584,312	—	(964,094)	(93,607)	(3,134)	(1,060,835)	(476,523)	6,355,352	5,878,829	5	(46,554)	(46,549)
Fidelity VIP II Investment Grade Bond	42,011	22,840	86,663	151,514	—	(611,978)	(17,038)	(2,251)	(631,267)	(479,753)	4,565,064	4,085,311	306	(41,149)	(40,843)
Fidelity VIP Government Money Market	(262,357)	—	—	(262,357)	4,138,824	(7,105,319)	(6,383,579)	(7,995)	(9,358,069)	(9,620,426)	23,184,306	13,563,880	1,992,467	(2,947,980)	(955,513)
Non-Affiliated Service Class
Fidelity VIP Equity-Income	2,443	14,450	31,268	48,161	672	(16,824)	—	(94)	(16,246)	31,915	306,266	338,181	36	(951)	(915)
Fidelity VIP Growth	(8,914)	83,413	(79,137)	(4,638)	—	(39,094)	—	(455)	(39,549)	(44,187)	671,548	627,361	—	(2,519)	(2,519)
Fidelity VIP High Income	11,381	(7,561)	22,239	26,059	—	(14,537)	65,585	(48)	51,000	77,059	204,793	281,852	27,514	(24,192)	3,322
Fidelity VIP II Asset Manager	(4)	634	(410)	220	—	(183)	226	(22)	21	241	13,580	13,821	16	(14)	2
Fidelity VIP II Contrafund	(7,276)	215,446	(152,563)	55,607	1,780	(40,210)	(167,981)	(259)	(206,670)	(151,063)	1,099,473	948,410	3,831	(12,610)	(8,779)
Fidelity VIP III Balanced	(216)	3,354	3,526	6,664	—	(1,941)	—	(74)	(2,015)	4,649	120,332	124,981	1	(116)	(115)
Fidelity VIP III Mid Cap	(39,918)	371,334	32,094	363,510	—	(866,733)	(141,379)	(1,540)	(1,009,652)	(646,142)	4,338,304	3,692,162	214	(19,633)	(19,419)
Fidelity VIP Overseas	(22)	(78)	(1,973)	(2,073)	—	(461)	—	—	(461)	(2,534)	31,620	29,086	—	(35)	(35)
Non-Affiliated Service Class 2
Fidelity VIP Asset Manager	(1,558)	59,047	(36,264)	21,225	12,400	(93,141)	45,095	(2,904)	(38,550)	(17,325)	1,577,752	1,560,427	4,769	(7,442)	(2,673)
Fidelity VIP Balanced	(13,086)	232,507	111,228	330,649	105,343	(727,445)	56,610	(9,646)	(575,138)	(244,489)	6,411,098	6,166,609	26,547	(59,136)	(32,589)
Fidelity VIP Contrafund	(277,954)	4,202,019	(1,886,239)	2,037,826	2,056,145	(3,999,991)	(972,875)	(98,687)	(3,015,408)	(977,582)	34,776,189	33,798,607	207,092	(336,551)	(129,459)
Fidelity VIP Disciplined Small Cap	(11,833)	90,398	269,686	348,251	419,798	(134,121)	442,607	(4,068)	724,216	1,072,467	1,210,402	2,282,869	76,652	(25,522)	51,130
Fidelity VIP Equity-Income	36,434	225,578	473,758	735,770	251,031	(704,309)	126,106	(13,200)	(340,372)	395,398	4,709,879	5,105,277	62,901	(80,226)	(17,325)
Fidelity VIP Freedom 2010	(1,959)	39,196	(7,633)	29,604	21,920	(75,249)	(43,019)	(4,030)	(100,378)	(70,774)	896,501	825,727	2,405	(10,495)	(8,090)
Fidelity VIP Freedom 2015	(8,308)	63,331	5,429	60,452	12,000	(493,914)	(273,683)	(7,003)	(762,600)	(702,148)	2,330,824	1,628,676	29,858	(89,824)	(59,966)
Fidelity VIP Freedom 2020	(24,055)	452,050	(200,870)	227,125	93,211	(993,646)	255,447	(28,906)	(673,894)	(446,769)	5,259,522	4,812,753	73,496	(127,300)	(53,804)
Fidelity VIP Freedom 2025	(5,144)	247,147	(79,853)	162,150	412,816	(438,504)	169,712	(26,590)	117,434	279,584	3,713,326	3,992,910	65,706	(57,584)	8,122
Fidelity VIP Freedom 2030	(1,280)	30,770	(4,498)	24,992	37,443	(23,529)	(10,192)	(288)	3,434	28,426	482,672	511,098	3,183	(2,689)	494
Fidelity VIP Growth	(72,713)	526,135	(471,785)	(18,363)	990,151	(603,088)	112,861	(12,132)	487,792	469,429	4,928,587	5,398,016	97,208	(64,222)	32,986
Fidelity VIP High Income	638,241	96,936	1,043,588	1,778,765	268,536	(3,341,864)	4,807,653	(5,347)	1,728,978	3,507,743	13,178,666	16,686,409	1,739,059	(1,668,984)	70,075
Fidelity VIP Index 500	(22,117)	1,500,429	1,771,642	3,249,954	2,658,098	(2,962,661)	498,803	(57,149)	137,091	3,387,045	32,117,629	35,504,674	297,293	(280,234)	17,059
Fidelity VIP Investment Grade Bond	266,777	(47,694)	440,133	659,216	5,744,090	(2,473,227)	2,170,497	(118,336)	5,323,024	5,982,240	23,599,675	29,581,915	623,618	(210,583)	413,035
Fidelity VIP Mid Cap	(97,741)	497,173	516,005	915,437	401,822	(1,279,656)	(243,256)	(12,730)	(1,133,820)	(218,383)	9,403,636	9,185,253	67,102	(107,681)	(40,579)
Fidelity VIP Overseas	(7,159)	(972)	(264,892)	(273,023)	197,822	(458,485)	(201,089)	(6,425)	(468,177)	(741,200)	3,950,249	3,209,049	48,891	(87,148)	(38,257)
Fidelity VIP Target Volatility	2,072	9,883	66,504	78,459	684,538	(93,485)	421,939	(18,080)	994,912	1,073,371	1,684,997	2,758,368	106,645	(12,482)	94,163
Non-Affiliated Class 1
Columbia VIT Mid Cap Value	(22,592)	52,252	155,075	184,735	43,489	(69,785)	(353,740)	(1,821)	(381,857)	(197,122)	2,067,526	1,870,404	61,935	(91,434)	(29,499)
Franklin Growth and Income VIP Fund	30,128	217,162	(54,850)	192,440	—	(380,508)	(59,871)	(1,532)	(441,911)	(249,471)	2,171,977	1,922,506	1	(21,007)	(21,006)
Franklin Income VIP Fund	203,521	56,509	394,094	654,124	1,647	(805,141)	(49,962)	(1,637)	(855,093)	(200,969)	5,659,004	5,458,035	3,435	(41,544)	(38,109)
JP Morgan IT Mid Cap Value	(3,666)	132,832	(38,466)	90,700	—	(111,252)	(40,568)	(814)	(152,634)	(61,934)	789,411	727,477	2	(5,395)	(5,393)
Morgan Stanley UIF Emerging Markets Debt	25,972	(19,047)	46,422	53,347	90	(60,036)	12,377	(422)	(47,991)	5,356	557,809	563,165	4,316	(6,047)	(1,731)
Morgan Stanley UIF U.S. Real Estate	(512)	333,566	(208,111)	124,943	—	(430,865)	(43,998)	(1,589)	(476,452)	(351,509)	2,616,869	2,265,360	4,400	(16,926)	(12,526)
Non-Affiliated Class 2
American Funds Managed Risk Asset Allocation	(5,744)	80,838	102,193	177,287	1,135,052	(84,955)	398,653	(18,719)	1,430,031	1,607,318	2,372,081	3,979,399	165,302	(27,700)	137,602
Columbia VIT Small Cap Value	(29,656)	330,079	515,190	815,613	237,075	(260,768)	105,171	(12,409)	69,069	884,682	2,439,907	3,324,589	28,392	(23,316)	5,076
Franklin Growth and Income VIP Fund	90,859	1,063,537	(460,845)	693,551	416,040	(1,377,658)	187,435	(11,092)	(785,275)	(91,724)	7,670,727	7,579,003	64,638	(98,050)	(33,412)
Franklin Income VIP Fund	731,995	(121,436)	1,822,957	2,433,516	1,162,346	(2,227,127)	701,514	(20,969)	(384,236)	2,049,280	19,732,011	21,781,291	196,361	(185,733)	10,628

10

Separate Account I
of
Integrity Life Insurance Company

Statement of Changes in Net Assets (continued)

For the Year Ended December 31, 2016

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Non-Affiliated Class 2 (continued)
Franklin Large Cap Growth VIP Fund	$(59,682)	$98,526	$(202,741)	$(163,897)	$441,238	$(900,868)	$(100,893)	$(13,910)	$(574,433)	$(738,330)	$4,562,169	$3,823,839	91,097	(121,363)	(30,266)
Franklin Mutual Shares VIP Fund	106,693	1,869,084	594,651	2,570,428	2,549,348	(2,114,758)	(289,872)	(68,177)	76,541	2,646,969	17,276,619	19,923,588	227,681	(172,522)	55,159
Franklin Small Cap Value VIP Fund	(11,559)	180,871	252,747	422,059	103,634	(165,010)	221,904	(3,838)	156,690	578,749	1,367,351	1,946,100	58,223	(46,886)	11,337
Invesco VI American Franchise	(23,823)	186,335	(157,330)	5,182	53,495	(59,533)	(169,852)	(4,235)	(180,125)	(174,943)	1,749,097	1,574,154	11,566	(21,221)	(9,655)
Invesco VI American Value	(46,642)	7,467	563,354	524,179	1,440,901	(237,206)	(232,997)	(16,810)	953,888	1,478,067	3,192,376	4,670,443	157,204	(94,020)	63,184
Invesco VI Comstock	(11,169)	1,168,291	129,858	1,286,980	1,600,772	(890,602)	355,778	(36,758)	1,029,190	2,316,170	8,027,371	10,343,541	208,674	(120,325)	88,349
Invesco VI International Growth	(5,644)	1,787	(48,748)	(52,605)	596,422	(103,230)	248,862	(15,349)	726,705	674,100	2,587,727	3,261,827	92,434	(21,769)	70,665
Invesco VI Mid Cap Growth	(237)	800	(2,781)	(2,218)	70,069	—	26,551	(38)	96,582	94,364	—	94,364	9,943	(800)	9,143
Templeton Foreign VIP Fund	36,793	77,282	363,693	477,768	1,269,591	(866,165)	55,751	(26,652)	432,525	910,293	7,440,176	8,350,469	160,763	(85,266)	75,497
Templeton Global Bond VIP Fund	(72,962)	(81,851)	218,379	63,566	205,006	(343,222)	(63,253)	(2,903)	(204,372)	(140,806)	5,051,362	4,910,556	36,679	(59,221)	(22,542)
Templeton Growth VIP Fund	21,519	161,998	91,860	275,377	31,006	(445,499)	(24,074)	(3,547)	(442,114)	(166,737)	3,770,318	3,603,581	15,816	(45,241)	(29,425)
Morgan Stanley UIF Emerging Markets Debt	76,784	(38,326)	100,743	139,201	42,419	(354,369)	585,186	(2,657)	270,579	409,780	1,333,615	1,743,395	56,187	(35,174)	21,013
Morgan Stanley UIF Emerging Markets Equity	(33,915)	(80,261)	237,337	123,161	142,100	(486,314)	646,402	(6,858)	295,330	418,491	3,303,668	3,722,159	75,878	(64,419)	11,459
Morgan Stanley UIF U. S. Real Estate	(19,868)	223,673	6,528	210,333	449,076	(554,242)	385,157	(13,355)	266,636	476,969	4,612,724	5,089,693	78,386	(55,007)	23,379
Non-Affiliated Class 3
BlackRock Capital Appreciation VI	(69,409)	111,524	(23,991)	18,124	1,776,059	(275,893)	(38,033)	(26,551)	1,435,582	1,453,706	3,652,271	5,105,977	143,572	(32,713)	110,859
BlackRock Global Allocation VI	(3,838)	(73,298)	128,831	51,695	41,955	(258,889)	(72,077)	(2,119)	(291,130)	(239,435)	2,267,295	2,027,860	19,821	(46,803)	(26,982)
BlackRock High Yield VI Class III	363	9	476	848	17,783	(87)	14,376	(22)	32,050	32,898	—	32,898	3,162	(64)	3,098
BlackRock Total Return VI Class III	483	(552)	(6,391)	(6,460)	260,035	—	57,844	(613)	317,266	310,806	—	310,806	35,637	(4,089)	31,548
TOPS Managed Risk Moderate Growth ETF	17,801	(112,464)	239,095	144,432	1,253,723	(62,403)	125,952	(26,872)	1,290,400	1,434,832	2,144,847	3,579,679	300,668	(169,451)	131,217
Non-Affiliated Class 4
American Funds Bond	2,401	20	(17,807)	(15,386)	497,954	(3,008)	101,530	(733)	595,743	580,357	—	580,357	59,430	(339)	59,091
American Funds Capital Income Builder	4,800	(569)	(5,823)	(1,592)	86,954	(6,023)	260,676	(436)	341,171	339,579	68,054	407,633	38,687	(3,203)	35,484
American Funds Global Growth	(82,511)	755,624	(787,226)	(114,113)	264,661	(782,809)	(197,414)	(3,046)	(718,608)	(832,721)	10,843,949	10,011,228	32,811	(97,860)	(65,049)
American Funds Growth	(11,560)	78,957	74,131	141,528	538,152	(181,153)	863,248	(1,349)	1,218,898	1,360,426	1,036,121	2,396,547	120,258	(18,041)	102,217
American Funds Growth-Income	(18,162)	1,312,131	35,316	1,329,285	954,624	(1,105,101)	1,264,854	(8,097)	1,106,280	2,435,565	13,382,229	15,817,794	184,026	(91,390)	92,636
American Funds New World	(2,031)	(21,945)	32,536	8,560	186,451	(40,722)	(39,863)	(466)	105,400	113,960	251,052	365,012	27,548	(16,110)	11,438
Non-Affiliated Class A
Deutsche Small Cap Index VIP	(1,276)	60,873	28,481	88,078	286	(11,130)	(8,302)	(244)	(19,390)	68,688	471,096	539,784	1,380	(2,214)	(834)
Non-Affiliated Class B
Deutsche Small Cap Index	(8,770)	118,444	138,202	247,876	78,793	(154,874)	311,015	(1,247)	233,687	481,563	1,131,637	1,613,200	32,185	(11,846)	20,339
Advisor Class
Pimco VIT All Asset	19,671	(42,358)	198,091	175,404	70,563	(373,959)	814,648	(1,198)	510,054	685,458	1,161,312	1,846,770	86,307	(40,320)	45,987
Pimco VIT Foreign Bond	56	46	(228)	(126)	1,080	—	11,459	—	12,539	12,413	—	12,413	1,209	—	1,209
Pimco VIT Commodity Real Return	(10,860)	(522,246)	791,761	258,655	388,095	(269,055)	391,084	(9,260)	500,864	759,519	1,666,678	2,426,197	286,172	(160,409)	125,763
Pimco VIT Long Term Government	2,074	(24,686)	(50,844)	(73,456)	297,577	(34,868)	(34,474)	(333)	227,902	154,446	288,827	443,273	132,471	(116,607)	15,864
Pimco VIT Low Duration	(7,950)	(367,665)	241,349	(134,266)	749,790	(1,220,052)	(5,835,734)	(8,405)	(6,314,401)	(6,448,667)	11,861,574	5,412,907	2,197,424	(2,770,307)	(572,883)
Pimco VIT Real Return	10,249	(26,783)	59,428	42,894	223,995	(328,296)	67,370	(1,011)	(37,942)	4,952	1,213,233	1,218,185	9,774	(13,044)	(3,270)
Pimco VIT Total Return	185,744	(277,546)	473,565	381,763	4,643,025	(3,457,828)	(198,127)	(186,160)	800,910	1,182,673	38,258,233	39,440,906	455,269	(396,833)	58,436
Investor Class
Guggenheim VT Global Managed Futures Strategies	15,628	(27,761)	(105,855)	(117,988)	7,125	(91,713)	49,333	(3,302)	(38,557)	(156,545)	773,672	617,127	16,948	(22,182)	(5,234)
Guggenheim VT Multi-Hedge Strategies	(7,129)	17,203	(20,829)	(10,755)	11,734	(146,867)	(7,001)	(1,836)	(143,970)	(154,725)	621,774	467,049	7,292	(23,919)	(16,627)
Guggenheim VT Long Short Equity	(4,003)	7,290	(6,687)	(3,400)	1,540	(64,334)	13,315	(476)	(49,955)	(53,355)	359,151	305,796	3,120	(8,217)	(5,097)
ETF Shares
iShares Core S&P 500 Index ETF	(199,800)	1,743,495	4,538,375	6,082,070	9,179,705	(3,023,899)	(135,205)	—	6,020,601	12,102,671	58,346,750	70,449,421	232,372	(80,765)	151,607
iShares Core S&P MidCap Index ETF	(142,453)	842,109	2,501,195	3,200,851	2,735,830	(878,637)	(819,810)	—	1,037,383	4,238,234	16,472,744	20,710,978	72,235	(42,826)	29,409
iShares Core S&P Small Cap Index ETF	(109,160)	580,383	1,744,549	2,215,772	1,455,860	(471,732)	(664,513)	—	319,615	2,535,387	8,523,171	11,058,558	38,437	(27,546)	10,891
iShares Core US Aggregate Bond ETF	(4,281)	18,303	(17,731)	(3,709)	104,062	(141,877)	72,016	—	34,201	30,492	1,486,467	1,516,959	8,624	(7,168)	1,456
iShares iBoxx $ High Yield Corporate Bond ETF	14,408	1,993	24,573	40,974	307,415	(27,235)	(6,801)	—	273,379	314,353	325,140	639,493	10,679	(1,489)	9,190
iShares Intermediate Credit Bond ETF	(3,332)	5,731	(156)	2,243	91,208	(34,395)	80,920	—	137,733	139,976	1,032,563	1,172,539	7,593	(2,280)	5,313
iShares International Treasury Bond	(159,249)	(16,711)	(24,013)	(199,973)	1,254,702	(395,005)	445,820	—	1,305,517	1,105,544	7,813,598	8,919,142	82,590	(24,803)	57,787
iShares S&P 500 Growth ETF	(62,807)	158,220	198,931	294,344	968,282	(251,949)	155,026	—	871,359	1,165,703	6,067,253	7,232,956	28,410	(7,230)	21,180
iShares S&P 500 Value ETF	(561)	140,646	274,818	414,903	407,572	(158,259)	(60,595)	—	188,718	603,621	2,695,659	3,299,280	12,925	(8,253)	4,672
iShares TIPS Bond ETF	(1,924)	(871)	7,533	4,738	6,785	(13,406)	1,956	—	(4,665)	73	217,842	217,915	585	(747)	(162)
Vanguard Developed Markets Index Fund ETF	51,226	100,380	(86,659)	64,947	1,261,169	(425,908)	710,326	—	1,545,587	1,610,534	8,327,833	9,938,367	67,383	(13,952)	53,431
Vanguard Dividend Appreciation Index Fund ETF	(7,173)	101,437	88,735	182,999	280,060	(184,252)	(24,256)	—	71,552	254,551	2,014,971	2,269,522	8,511	(6,746)	1,765
Vanguard Emerging Markets Index Fund ETF	(551)	(10,236)	57,666	46,879	60,335	(43,271)	17,917	—	34,981	81,860	465,194	547,054	7,402	(6,034)	1,368
Vanguard Intermediate-Term Corporate Bond Index ETF	1,734	2,406	1,256	5,396	20,554	(15,279)	1,563	—	6,838	12,234	190,859	203,093	890	(634)	256

11

Separate Account I
of
Integrity Life Insurance Company

Statement of Changes in Net Assets (continued)

For the Year Ended December 31, 2016

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
ETF Shares (continued)
Vanguard Large-Cap Index ETF	$(5,616)	$83,422	$41,667	$119,473	$223,514	$(103,926)	$(10,372)	$—	$109,216	$228,689	$1,221,026	$1,449,715	7,091	(4,464)	2,627
Vanguard Mega Cap Index ETF	(291)	14,181	1,080	14,970	1,250	(32,033)	(79)	—	(30,862)	(15,892)	171,135	155,243	147	(871)	(724)
Vanguard REIT Index ETF	14,914	37,792	(26,153)	26,553	175,864	(58,911)	3,460	—	120,413	146,966	534,689	681,655	5,397	(2,642)	2,755
Vanguard Short Term Bond ETF	(5,889)	3,321	(2,014)	(4,582)	12,434	(11,722)	(102,409)	—	(101,697)	(106,279)	527,124	420,845	3,034	(7,334)	(4,300)
Vanguard Total Bond Market Index ETF	(94,535)	300,761	(480,781)	(274,555)	9,085,758	(2,979,470)	3,709,874	—	9,816,162	9,541,607	58,404,346	67,945,953	513,091	(121,882)	391,209
Vanguard VI Money Market	(3,887)	(1,660)	1,660	(3,887)	4,229	(746)	(305,434)	—	(301,951)	(305,838)	305,838	—	2,296	(35,964)	(33,668)

12

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements

December 31, 2017

1. Organization and Nature of Operations

Integrity Life Insurance Company Separate Account I (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940 (the “1940 Act”), established by the Integrity Life Insurance Company (the “Company”), a life insurance company, that is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Separate Account was established on May 19, 1986, for the purpose of issuing variable annuity contracts (“Contracts”).

Contract holders may allocate or transfer their account values to one or more of the Separate Account’s investment subaccounts, or for certain contract holders, to one or more fixed guaranteed rate options of the Company’s Separate Account Guaranteed Principal Option (“GPO”). Options in the Separate Account GPO include fixed guaranteed rate options over various maturity periods that are subject to a market value adjustment (“MVA”) and a Systematic Transfer Option (“STO”), which accumulates interest at a fixed rate without an MVA. All STO contributions must be transferred to other investment divisions or to a guaranteed rate option within either six months or one year of the contribution. In addition, certain contract holders may also allocate or transfer their account values to options held in the Company’s general account. Such options include a guaranteed interest division or quarterly rate option.

Each subaccount invests all its investible assets in shares of corresponding investment portfolios (“Underlying Funds”) of the investment companies listed below:

American Funds Insurance Series	Fidelity Variable Insurance Products
American Funds Bond Class 4	Fidelity VIP Asset Manager Service Class 2
American Funds Capital Income Builder Class 4	Fidelity VIP Asset Manager Service Class
American Funds Global Growth Class 4	Fidelity VIP Asset Manager Initial Class
American Funds Growth Class 4	Fidelity VIP Balanced Initial Class
American Funds Growth-Income Class 4	Fidelity VIP Balanced Service Class 2
American Funds Managed Risk Asset Allocation P2	Fidelity VIP Balanced Service Class
American Funds New World Class 4	Fidelity VIP Contrafund Service Class 2
Fidelity VIP Contrafund Service Class
BlackRock Variable Series Funds	Fidelity VIP Contrafund Initial Class
BlackRock Capital Appreciation VI Class III	Fidelity VIP Disciplined Small Cap Service Class 2
BlackRock Global Allocation VI Class III	Fidelity VIP Equity Income Service Class 2
BlackRock High Yield VI Class III	Fidelity VIP Equity Income Service Class
BlackRock Total Return VI Class III	Fidelity VIP Equity Income Initial Class
Fidelity VIP Freedom 2010 Service Class 2
Columbia Funds Variable Insurance Trust and Series Trust II	Fidelity VIP Freedom 2015 Service Class 2
Columbia VIT Mid Cap Value Class 1	Fidelity VIP Freedom 2020 Service Class 2
Columbia VIT Small Cap Value Class 2	Fidelity VIP Freedom 2025 Service Class 2
Fidelity VIP Freedom 2030 Service Class 2
Deutsche Investments VIT Funds	Fidelity VIP Government Money Market Initial Class
Deutsche Small Cap Index VIP Class A	Fidelity VIP Growth Service Class 2
Deutsche Small Cap Index VIP Class B	Fidelity VIP Growth Service Class

13

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

1. Organization and Nature of Operations (continued)

Fidelity Variable Insurance Products (continued)	Invesco Variable Insurance Funds
Fidelity VIP Growth Initial Class	Invesco VI American Franchise Series II
Fidelity VIP High Income Service Class 2	Invesco VI American Value Series II
Fidelity VIP High Income Service Class	Invesco VI Comstock Series II
Fidelity VIP High Income Initial Class	Invesco VI International Growth Series II
Fidelity VIP Index 500 Service Class 2	Invesco VI Mid Cap Growth Series II
Fidelity VIP Index 500 Initial Class
Fidelity VIP Investment Grade Bond Service Class 2	JPMorgan Insurance Trust
Fidelity VIP Investment Grade Bond Initial Class	JPMorgan IT Mid Cap Value Class 1
Fidelity VIP Mid Cap Service Class
Fidelity VIP Mid Cap Service Class 2	Morgan Stanley Variable Insurance Funds
Fidelity VIP Overseas Service Class 2	(formerly The Universal Institutional Funds)
Fidelity VIP Overseas Service Class	MS VIF Emerging Markets Equity Class II
Fidelity VIP Overseas Initial Class	MS VIF Emerging Markets Debt Class II
Fidelity VIP Target Volatility Service Class 2	MS VIF Emerging Markets Debt Class I
MS VIF U.S. Real Estate Class II
Franklin Templeton VIP Trust	MS VIF U.S. Real Estate Class I
Franklin Growth & Income VIP Fund Class 1
Franklin Growth & Income VIP Fund Class 2	Pimco Variable Insurance Trust
Franklin Income VIP Fund Class 1	Pimco VIT All Asset Advisor Class
Franklin Income VIP Fund Class 2	Pimco VIT Commodity Real Return Strategy Advisor Class
Franklin Large Cap Growth VIP Fund Class 2	Pimco VIT Foreign Bond Advisor Class
Franklin Mutual Shares VIP Fund Class 2	Pimco VIT Long Term Government Advisor Class
Franklin Small Cap Value VIP Fund Class 2	Pimco VIT Low Duration Advisor Class
Templeton Foreign VIP Fund Class 2	Pimco VIT Real Return Advisor Class
Templeton Global Bond VIP Fund Class 2	Pimco VIT Total Return Advisor Class
Templeton Growth VIP Fund Class 2
Northern Lights Variable Trust
Guggenheim Variable Insurance Funds	TOPS Managed Risk Moderate Growth ETF Class 3
Guggenheim VT Global Managed Futures Strategy
Guggenheim VT Long Short Equity	Touchstone Variable Series Trust
Guggenheim VT Multi Hedge Strategies	Touchstone Active Bond
Touchstone Aggressive ETF
iShares Trust	Touchstone Conservative ETF
iShares Intermediate Credit Bond ETF	Touchstone Focused
iShares Core S&P 500 ETF	Touchstone Large Cap Core Equity
iShares Core S&P Mid-Cap ETF	Touchstone Moderate ETF
iShares Core S&P Small-Cap ETF
iShares Core US Aggregate Bond ETF	The Vanguard Index Funds
iShares iBoxx $ High Yield Corporate Bond ETF	Vanguard Dividend Appreciation Index ETF
iShares International Treasury Bond ETF	Vanguard Developed Markets Index ETF
iShares S&P 500 Growth ETF	Vanguard Emerging Markets Stock Index ETF
iShares S&P 500 Value ETF	Vanguard Intermediate-Term Corporate Bond Index ETF
iShares TIPS Bond ETF	Vanguard Large-Cap Index ETF
Vanguard Mega Cap Index ETF
Vanguard Real Estate Index ETF
Vanguard Short-Term Bond Index ETF
Vanguard Total Bond Market Index ETF
Vanguard VI Money Market

14

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

1. Organization and Nature of Operations (continued)

The statements of operations for all of the Underlying Funds are presented in the financial statements for the year ended December 31, 2017. The statements of changes in net assets for all of the Underlying Funds are presented in the financial statements for the year ended December 31, 2017 and December 31, 2016 with the exception of the following fund:

Presented only on the statement of changes in net assets for year ended December 31, 2016:
Vanguard VI Money Market

Mid Atlantic Trust Company (“MATC”), a South Dakota registered non-depository trust company, is the custodian for the Vanguard ETFs and the iShares ETFs held by the subaccounts.

The contract holder’s account value in a subaccount will vary depending on the performance of the corresponding Underlying Fund. The Separate Account currently has 107 subaccounts available. The investment objective of each subaccount is to invest in the corresponding Underlying Fund. Refer to each Underlying Fund’s prospectus for a description of investment objectives.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to contract holders’ accounts is not chargeable with liabilities arising out of any other business the Company may conduct.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”).

Investments

Investments in shares of the Underlying Funds are valued at fair value as determined by the closing net asset value per share on December 31, 2017. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Share transactions are recorded on the trade date. Realized gains and losses on sales of the Underlying Funds’ shares are determined based on the identified cost basis.

Capital gain distributions are included in the realized gain distributions line on the Statements of Operations. Dividends are included in the reinvested dividends line on the Statements of Operations. Dividends and capital gain distributions are recorded on the ex-dividend date. Dividends and capital gain distributions from the Underlying Funds’ are reinvested in the respective Underlying Funds and are reflected in the unit values of the subaccounts.

15

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

The Separate Account’s investments are held at fair value. Fair value is the price that the Separate Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Fair Value is established using a three-level hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Separate Account’s investments are assigned a level based upon the observability of the inputs that are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - inputs to the valuation methodology are quoted prices in active markets.

•	Level 2 - inputs to the valuation methodology are observable, directly or indirectly.

•	Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity.

The Separate Account’s investments are valued as Level 1. There were no transfers between levels 1, 2, and 3 during the year. The Separate Account’s policy is to recognize the transfers in and transfers out of levels at the beginning of the annual reporting period.

Unit Value

Unit values for the subaccounts are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the net asset value of the Underlying Fund, reinvested dividends and capital gains, and the daily asset charge for the mortality and expense risk and certain administrative charges, as applicable.

Taxes

Operations of the Separate Account are included in the income tax return of the Company, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). The Separate Account is not taxed as a regulated investment company under Subchapter M of the IRC. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current tax law, the Company pays no tax on investment income and capital gains reflected in variable annuity policy reserves. However, the Company retains the right to charge for any federal income tax incurred, which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

16

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Subsequent Events

Management has evaluated subsequent events through the issuance of these financial statements and determined that no additional disclosures are required.

17

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

3. Investments

The aggregate cost of Underlying Fund shares purchased and proceeds from Underlying Fund shares sold during the period ended December 31, 2017 and the cost of investments held at December 31, 2017, for each subaccount, were as follows:

Subaccount	Purchases	Sales	Cost
Affiliated:
Touchstone Active Bond	$4,629,496	$3,232,441	$12,872,835
Touchstone Aggressive ETF	1,199,688	2,095,401	10,451,841
Touchstone Conservative ETF	4,557,261	4,385,615	10,175,202
Touchstone Focused	1,359,990	5,708,920	28,978,151
Touchstone Large Cap Core Equity	2,130,254	5,284,202	14,859,127
Touchstone Moderate ETF	3,107,154	2,997,487	12,938,367
Non-Affiliated Initial Class:
Fidelity VIP Balanced	99,661	348,886	2,092,273
Fidelity VIP Overseas	30,828	275,812	1,832,680
Fidelity VIP Equity Income	536,938	1,136,303	9,034,998
Fidelity VIP Growth	500,101	1,042,758	3,766,010
Fidelity VIP High Income	504,232	722,955	1,140,153
Fidelity VIP Asset Manager	522,554	400,350	3,362,787
Fidelity VIP Contrafund	1,137,945	1,648,687	12,936,057
Fidelity VIP Index 500	126,222	921,126	4,825,668
Fidelity VIP Investment Grade Bond	105,142	824,880	3,385,784
Fidelity VIP Government Money Market	5,257,709	10,831,714	7,989,868
Non-Affiliated Service Class:
Fidelity VIP Equity Income	13,624	10,298	331,420
Fidelity VIP Growth	51,561	128,820	367,185
Fidelity VIP High Income	204,162	192,848	298,402
Fidelity VIP Asset Manager	1,489	11,592	3,605
Fidelity VIP Contrafund	197,039	71,788	1,079,192
Fidelity VIP Balanced	5,306	3,427	115,076
Fidelity VIP Mid Cap	196,799	622,751	3,080,014
Fidelity VIP Overseas	484	940	26,706
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager	284,523	160,906	1,726,601
Fidelity VIP Balanced	692,422	907,461	5,830,249
Fidelity VIP Contrafund	6,179,144	6,264,201	32,901,479
Fidelity VIP Disciplined Small Cap	647,193	787,086	1,927,104
Fidelity VIP Equity Income	1,025,564	1,413,185	4,681,081
Fidelity VIP Freedom 2010	27,569	278,641	546,985
Fidelity VIP Freedom 2015	80,983	349,132	1,394,423
Fidelity VIP Freedom 2020	291,823	477,218	4,457,107
Fidelity VIP Freedom 2025	516,850	351,546	3,993,556
Fidelity VIP Freedom 2030	73,207	35,078	480,827
Fidelity VIP Growth	3,834,256	1,779,236	7,667,988
Fidelity VIP High Income	12,947,357	16,386,995	13,427,609
Fidelity VIP Index 500	4,212,377	5,634,888	32,029,640
Fidelity VIP Investment Grade Bond	7,776,812	4,544,088	33,297,088

18

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

3. Investments (continued)

Subaccount	Purchases	Sales	Cost
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Mid Cap	$1,966,820	$2,537,386	$8,547,698
Fidelity VIP Overseas	954,838	1,352,031	3,085,051
Fidelity VIP Target Volatility	690,275	335,460	3,143,079
Non-Affiliated Class 1:
Columbia VIT Mid Cap Value	190,752	617,413	1,369,469
Franklin Growth & Income VIP Fund	238,252	178,902	1,584,376
Franklin Income VIP Fund	230,023	686,884	4,691,768
JPMorgan IT Mid Cap Value	38,638	45,553	448,916
MS VIF Emerging Markets Debt	27,513	118,413	488,769
MS VIF U.S. Real Estate	83,966	460,098	1,312,623
Non-Affiliated Class 2:
American Funds Managed Risk Asset Allocation	1,071,111	509,133	4,551,683
Columbia VIT Small Cap Value	1,842,429	995,155	3,924,304
Franklin Growth & Income VIP Fund	1,574,502	1,373,417	7,221,803
Franklin Income VIP Fund	2,651,574	2,118,886	22,109,431
Franklin Large Cap Growth VIP Fund	1,623,780	1,015,484	4,655,279
Franklin Mutual Shares VIP Fund	3,873,006	2,275,103	21,401,045
Franklin Small Cap Value VIP Fund	376,848	698,258	1,537,748
Invesco VI American Franchise	1,453,750	364,764	2,642,535
Invesco VI American Value	3,223,612	1,807,563	5,964,003
Invesco VI Comstock	2,953,005	3,283,300	9,697,167
Invesco VI International Growth	990,576	785,374	3,678,939
Invesco VI Mid Cap Growth	186,737	35,214	249,656
Templeton Foreign VIP Fund	4,816,124	1,737,933	12,191,639
Templeton Global Bond VIP Fund	559,168	528,841	5,173,508
Templeton Growth VIP Fund	131,914	948,339	2,692,123
MS VIF Emerging Markets Debt	147,354	273,222	1,654,856
MS VIF Emerging Markets Equity	1,042,972	1,966,782	3,167,405
MS VIF U.S. Real Estate	916,287	1,618,701	4,103,497
Non-Affiliated Class 3:
BlackRock Capital Appreciation VI	3,339,143	1,051,896	7,673,331
BlackRock Global Allocation VI	143,369	351,657	1,973,888
BlackRock High Yield VI	192,558	20,483	204,851
BlackRock Total Return VI	560,003	19,764	857,027
TOPS Managed Risk Moderate Growth ETF	715,235	478,600	3,835,857
Non-Affiliated Class 4:
American Funds Bond	579,377	25,911	1,151,355
American Funds Capital Income Builder	334,533	149,728	606,751
American Funds Global Growth	2,019,363	1,682,131	11,424,519
American Funds Growth	2,315,907	349,528	4,356,275
American Funds Growth-Income	4,271,533	2,776,864	17,831,200
American Funds New World	871,611	413,334	896,035
Non-Affiliated Class A:
Deutsche Small Cap Index VIP	128,295	232,960	409,592
Non-Affiliated Class B:
Deutsche Small Cap Index VIP	1,044,245	1,070,100	1,574,041

19

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

3. Investments (continued)

Subaccount	Purchases	Sales	Cost
Advisor Class:
Pimco VIT All Asset	$143,182	$391,137	$1,632,737
Pimco VIT Foreign Bond	31,425	689	43,379
Pimco VIT Commodity Real Return Strategy	757,719	433,046	2,773,891
Pimco VIT Long Term Government	89,392	202,112	364,084
Pimco VIT Low Duration	12,639,780	13,675,720	4,433,826
Pimco VIT Real Return	229,161	152,320	1,389,225
Pimco VIT Total Return	7,027,619	5,017,082	43,203,098
Investor Class:
Guggenheim VT Global Managed Futures Strategy	30,661	102,239	664,664
Guggenheim VT Multi Hedge Strategies	16,897	119,227	352,661
Guggenheim VT Long Short Equity	12,234	46,933	261,344
ETF Shares:
iShares Core S&P 500 ETF	7,492,919	8,826,343	59,606,221
iShares Core S&P Mid-Cap ETF	2,728,317	2,578,338	17,534,407
iShares Core S&P Small-Cap ETF	1,662,619	1,630,002	9,001,533
iShares Core US Aggregate Bond ETF	216,474	319,849	1,508,421
iShares iBoxx $ High Yield Corporate Bond ETF	180,162	75,920	790,152
iShares Intermediate Credit Bond ETF	313,981	154,534	1,378,784
iShares International Treasury Bond ETF	1,894,693	911,579	10,662,786
iShares S&P 500 Growth ETF	915,464	1,350,557	6,139,336
iShares S&P 500 Value ETF	706,007	483,922	3,183,089
iShares TIPS Bond ETF	25,319	26,024	224,549
Vanguard Developed Markets Index ETF	1,180,978	1,538,009	10,350,058
Vanguard Dividend Appreciation Index ETF	160,378	428,878	1,906,749
Vanguard Emerging Markets Stock Index ETF	135,618	187,846	565,590
Vanguard Intermediate-Term Corporate Bond Index ETF	74,720	49,667	241,087
Vanguard Large-Cap Index ETF	247,895	249,035	1,314,096
Vanguard Mega Cap Index ETF	32,074	66,165	122,612
Vanguard Real Estate Index ETF	146,817	103,659	742,267
Vanguard Short-Term Bond Index ETF	84,903	129,290	388,105
Vanguard Total Bond Market Index ETF	16,224,268	4,622,932	81,621,220

20

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

4. Expenses and Related Party Transactions

The Company assumes mortality and expense risks and incurs certain administrative expenses related to the operations of the Separate Account. All charges listed below under “Mortality and Expenses %” are the annual rates deducted as a daily charge, thus affecting the unit values. All other charges, including the annual administration fee, some optional benefit fees (those not listed under “Mortality and Expense %”), withdrawal charges and transfer charges, if any, are taken from the contract’s account value by redeeming units. Fourteen contracts are currently included in the Separate Account. The products are stated in the table below, along with the mortality and expense charges and the annual administration fee:

	Contracts	Mortality and Expense %	Annual Administration Fee
1	GrandMaster	1.35	$30
2	GrandMaster flex3	1.55	$50
3	IQ	1.35	$30
4	IQ3	1.45	$30
5	IQ Advisor - Standard	0.60	N/A
	IQ Advisor - Enhanced	0.80	N/A
6	AnnuiChoice	1.00	$30
	AnnuiChoice - GMAB Rider	1.60	$30
7	AnnuiChoice II	1.15	$30
	AnnuiChoice II - GMAB Rider	1.75	$30
8	Pinnacle Plus	1.67	$40
	Pinnacle Plus- Reduced M&E	1.15	$40
9	Pinnacle	1.35	$30
	Pinnacle-Reduced M&E	1.10	$30
10	Pinnacle IV	1.45	$30
	Pinnacle IV - GMAB	2.05	$30
11	Pinnacle V	1.55	$30
	Pinnacle V - GMAB	2.15	$30
12	AdvantEdge	1.60	$50
13	Varoom	1.75	N/A
	Varoom - Standard option	2.35	N/A
	Varoom - Self Styled Option	2.55	N/A
14	Varoom II	1.90	N/A
	Varoom II - Standard Option	2.55	N/A
	Varoom II - Self Styled Option	2.75	N/A

For optional benefits that are not included in the daily mortality and expense charge, the Company deducts an amount either quarterly or annually, depending on the benefit, to cover the cost of the additional benefits elected.

21

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

4. Expenses and Related Party Transactions (continued)

For charges that are dependent on contract owner actions, e.g., withdrawal charges and transfer fees, the Company deducts an amount at the time of the transaction to cover the cost. In both situations (ongoing benefit charges and transaction charges), the fees are deducted from the account value by redeeming units.

Touchstone Advisors Inc., which is affiliated with the Company, advises each of the Touchstone Variable Series Trust offered through the Company’s variable products.

22

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights

A summary of net assets, unit values and units outstanding for variable annuity contracts, investment income and expense ratios, excluding expenses of the underlying funds and total returns are presented for each period ended December 31. The ranges of lowest to highest unit values and total return are based on the product groupings that represent lowest and highest expense ratio amounts. The first unit value presented in the range of each subaccount within the table corresponds to the highest expense ratio for each subaccount presented within the table. The first total return presented in the range of each subaccount within the table corresponds to the highest expense ratio for each subaccount presented within the table. Therefore, some individual contract ratios are not within the ranges presented.

** Investment income ratio amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Underlying Fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Underlying Fund in which the subaccounts invest.

*** Expense ratio amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense risk and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

**** Total return amounts represent the total return for the periods indicated, including changes in the fair value of the Underlying Fund, which includes expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. Subaccounts with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

23

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2017				Investment
	Units	Unit Value	Net Assets	Income	Expense Ratio	Total Return
Subaccount	(000s)	Range	(000s)	Ratio (**)	Range (***)	Range (****)
Affiliated:
Touchstone Active Bond	943	$13.64 to $17.11	$12,868	2.67%	1.00% to 1.67%	1.81% to 2.51%
Touchstone Aggressive ETF	661	22.46 to 22.97	13,658	1.78%	0.60% to 2.15%	14.78% to 16.59%
Touchstone Conservative ETF	609	14.98 to 18.45	9,655	2.04%	0.60% to 2.15%	7.70% to 9.40%
Touchstone Focused	1,092	34.00 to 33.35	29,043	0.51%	0.60% to 1.67%	11.75% to 12.96%
Touchstone Large Cap Core Equity	992	23.86 to 22.06	18,755	0.65%	1.00% to 1.67%	19.30% to 20.11%
Touchstone Moderate ETF	718	18.85 to 21.15	12,221	1.99%	0.60% to 2.15%	11.22% to 12.98%
Non-Affiliated Initial Class:
Fidelity VIP Balanced	107	17.86 to 18.12	2,519	1.45%	1.10% to 1.35%	14.86% to 15.15%
Fidelity VIP Overseas	73	11.19 to 11.87	2,174	1.39%	1.00% to 1.55%	28.27% to 28.99%
Fidelity VIP Equity Income	164	26.55 to 91.97	10,332	1.69%	1.35%	11.38%
Fidelity VIP Growth	53	130.85	6,935	0.21%	1.35%	33.32%
Fidelity VIP High Income	38	29.20	1,118	5.26%	1.35%	5.50%
Fidelity VIP Asset Manager	64	56.31	3,588	1.85%	1.35%	12.57%
Fidelity VIP Contrafund	251	40.96 to 41.57	15,539	0.99%	1.10% to 1.35%	20.24% to 20.54%
Fidelity VIP Index 500	186	22.04 to 19.36	6,150	1.75%	1.35% to 1.45%	19.95% to 20.08%
Fidelity VIP Investment Grade Bond	162	13.43 to 14.26	3,418	2.29%	1.00% to 1.55%	2.61% to 3.18%
Fidelity VIP Government Money Market	822	9.72 to 9.93	7,990	0.65%	0.60% to 2.75%	(2.08%) to 0.07%
Non-Affiliated Service Class:
Fidelity VIP Equity Income	17	21.47	371	1.64%	1.45%	11.17%
Fidelity VIP Growth	33	20.83 to 21.33	695	0.13%	1.10% to 1.45%	33.05% to 33.52%
Fidelity VIP High Income	18	16.20	291	6.54%	1.45%	5.52%
Fidelity VIP Asset Manager	*-	17.56	4	0.92%	1.45%	12.29%
Fidelity VIP Contrafund	40	30.19	1,209	0.97%	1.45%	20.00%
Fidelity VIP Balanced	7	20.74	142	1.41%	1.45%	14.57%
Fidelity VIP Mid Cap	55	70.43 to 67.42	3,773	0.60%	1.35% to 1.45%	18.96% to 19.08%
Fidelity VIP Overseas	2	17.42	37	1.35%	1.45%	28.22%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager	101	14.29 to 19.79	1,684	1.62%	0.60% to 1.60%	11.93% to 13.06%
Fidelity VIP Balanced	330	17.45 to 22.69	6,663	1.28%	1.00% to 1.60%	14.27% to 14.96%
Fidelity VIP Contrafund	1,761	30.81 to 31.57	38,466	0.79%	0.60% to 1.67%	19.56% to 20.86%
Fidelity VIP Disciplined Small Cap	130	20.39 to 17.75	2,226	0.51%	1.00% to 1.60%	5.09% to 5.73%
Fidelity VIP Equity Income	297	22.67 to 22.91	5,142	1.47%	0.60% to 1.67%	10.78% to 11.98%
Fidelity VIP Freedom 2010	45	14.37 to 14.68	635	1.20%	1.15% to 1.60%	11.00% to 11.50%
Fidelity VIP Freedom 2015	106	14.70 to 15.19	1,521	1.17%	1.15% to 1.60%	12.97% to 13.48%
Fidelity VIP Freedom 2020	361	14.13 to 15.81	5,177	1.26%	1.15% to 1.67%	14.33% to 14.93%
Fidelity VIP Freedom 2025	312	15.61 to 16.79	4,686	1.27%	1.15% to 1.60%	15.69% to 16.22%
Fidelity VIP Freedom 2030	42	14.79 to 15.65	629	1.20%	1.15% to 1.55%	18.83% to 19.31%
Fidelity VIP Growth	432	19.75 to 19.14	9,070	0.07%	1.00% to 1.60%	32.67% to 33.47%
Fidelity VIP High Income	684	19.42 to 20.76	13,128	6.21%	0.60% to 1.67%	5.13% to 6.27%
Fidelity VIP Index 500	2,182	26.83 to 20.44	40,812	1.58%	0.60% to 1.67%	19.39% to 20.68%
Fidelity VIP Investment Grade Bond	2,463	13.74 to 15.78	33,192	2.26%	0.60% to 1.67%	2.26% to 3.37%
Fidelity VIP Mid Cap	355	38.94 to 36.88	9,895	0.49%	0.60% to 1.67%	18.53% to 19.82%
Fidelity VIP Overseas	274	21.69 to 19.98	3,674	1.17%	0.60% to 1.67%	27.83% to 29.21%
*- Less than 500.

24

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2017				Investment
	Units	Unit Value	Net Assets	Income	Expense Ratio	Total Return
Subaccount	(000s)	Range	(000s)	Ratio (**)	Range (***)	Range (****)
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Target Volatility	270	$12.30 to $12.53	$3,343	1.16%	1.15% to 1.60%	14.44% to 14.96%
Non-Affiliated Class 1:
Columbia VIT Mid Cap Value	97	16.94 to 17.72	1,663	—%	1.00% to 1.67%	11.65% to 12.41%
Franklin Growth & Income VIP Fund	79	25.87 to 26.26	2,040	6.11%	1.10% to 1.35%	14.59% to 14.87%
Franklin Income VIP Fund	201	26.34 to 26.73	5,285	4.24%	1.10% to 1.35%	8.46% to 8.74%
JPMorgan IT Mid Cap Value	23	34.01 to 35.69	779	0.79%	1.00% to 1.55%	12.01% to 12.63%
MS VIF Emerging Markets Debt	18	25.90 to 28.32	496	5.07%	1.00% to 1.55%	8.02% to 8.62%
MS VIF U.S. Real Estate	49	34.73 to 37.43	1,914	1.45%	1.00% to 1.55%	1.52% to 2.08%
Non-Affiliated Class 2:
American Funds Managed Risk Asset Allocation	421	12.07 to 12.37	5,098	0.78%	1.00% to 1.60%	12.97% to 13.66%
Columbia VIT Small Cap Value	153	28.23 to 29.94	4,409	0.31%	1.00% to 1.67%	12.09% to 12.85%
Franklin Growth & Income VIP Fund	409	23.03 to 26.29	8,001	5.82%	1.00% to 1.67%	13.93% to 14.70%
Franklin Income VIP Fund	1,340	21.54 to 22.08	23,474	4.12%	0.60% to 1.67%	7.85% to 9.02%
Franklin Large Cap Growth VIP Fund	277	22.29 to 26.88	5,125	0.57%	1.00% to 1.67%	25.98% to 26.83%
Franklin Mutual Shares VIP Fund	1,438	21.99 to 26.37	21,855	2.27%	1.00% to 1.67%	6.54% to 7.27%
Franklin Small Cap Value VIP Fund	93	17.30 to 18.61	1,665	0.52%	1.00% to 1.67%	8.81% to 9.55%
Invesco VI American Franchise	137	25.27 to 27.14	2,966	—%	0.60% to 1.67%	24.91% to 26.27%
Invesco VI American Value	362	17.77 to 18.83	6,524	0.63%	1.00% to 1.60%	7.93% to 8.59%
Invesco VI Comstock	630	18.99 to 26.58	11,076	2.02%	0.60% to 1.60%	15.70% to 16.87%
Invesco VI International Growth	334	12.40 to 12.92	4,183	1.25%	1.00% to 1.60%	20.77% to 21.50%
Invesco VI Mid Cap Growth	21	12.41 to 12.49	265	—%	1.15% to 1.55%	20.26% to 20.74%
Templeton Foreign VIP Fund	1,051	20.34 to 19.69	12,808	2.68%	0.60% to 1.67%	14.75% to 16.00%
Templeton Global Bond VIP Fund	536	9.32 to 9.59	5,018	—%	1.00% to 1.60%	0.30% to 0.91%
Templeton Growth VIP Fund	180	20.28 to 24.13	3,324	1.64%	1.00% to 1.67%	16.53% to 17.32%
MS VIF Emerging Markets Debt	106	21.63 to 15.86	1,683	5.36%	1.00% to 1.67%	7.76% to 8.49%
MS VIF Emerging Markets Equity	215	32.84 to 29.69	3,789	0.62%	0.60% to 1.67%	32.82% to 34.26%
MS VIF U.S. Real Estate	326	30.50 to 12.94	4,448	1.25%	1.00% to 1.67%	1.16% to 1.84%
Non-Affiliated Class 3:
BlackRock Capital Appreciation VI	466	17.80 to 18.54	8,359	—%	1.00% to 1.60%	30.83% to 31.62%
BlackRock Global Allocation VI	164	12.14 to 12.64	2,030	1.24%	1.00% to 1.60%	11.90% to 12.58%
BlackRock High Yield VI	19	11.19 to 11.29	208	4.89%	1.00% to 1.55%	5.41% to 6.00%
BlackRock Total Return VI	85	10.00 to 10.07	856	2.24%	1.15% to 1.55%	1.61% to 2.02%
TOPS Managed Risk Moderate Growth ETF	373	11.40 to 11.64	4,269	1.62%	1.15% to 1.60%	12.02% to 12.53%
Non-Affiliated Class 4:
American Funds Bond	113	9.99 to 10.06	1,127	2.30%	1.15% to 1.55%	1.70% to 2.11%
American Funds Capital Income Builder	61	10.55 to 10.71	640	2.60%	1.00% to 1.55%	10.91% to 11.53%
American Funds Global Growth	921	14.07 to 14.42	13,020	0.58%	1.00% to 1.60%	29.03% to 29.81%
American Funds Growth	306	15.77 to 16.16	4,842	0.48%	1.00% to 1.60%	25.95% to 26.71%
American Funds Growth-Income	1,304	14.85 to 15.22	19,458	1.32%	1.00% to 1.60%	20.13% to 20.86%
American Funds New World	86	11.63 to 11.92	1,009	0.89%	1.00% to 1.60%	27.00% to 27.77%
Non-Affiliated Class A:
Deutsche Small Cap Index VIP	16	29.40 to 30.64	475	0.97%	1.35% to 1.45%	12.68% to 12.79%
Non-Affiliated Class B:
Deutsche Small Cap Index VIP	85	27.99 to 29.64	1,709	0.56%	1.00% to 1.67%	12.14% to 12.90%
Advisor Class:
Pimco VIT All Asset	128	13.25 to 14.15	1,744	4.41%	1.00% to 1.67%	11.49% to 12.25%
Pimco VIT Foreign Bond	4	10.37 to 10.46	42	6.06%	1.00% to 1.55%	1.08% to 1.64%
Pimco VIT Commodity Real Return Strategy	583	4.22 to 4.51	2,520	11.11%	1.00% to 1.67%	0.35% to 1.03%
Pimco VIT Long Term Government	33	10.57 to 10.88	353	2.08%	1.00% to 1.60%	7.11% to 7.76%
Pimco VIT Low Duration	396	10.93 to 11.67	4,425	1.30%	1.00% to 1.67%	(0.44%) to 0.24%
Pimco VIT Real Return	109	11.70 to 12.49	1,310	2.30%	1.00% to 1.67%	1.83% to 2.52%
Pimco VIT Total Return	3,137	13.18 to 14.08	42,600	1.92%	1.00% to 1.67%	3.07% to 3.77%
Investor Class:
Guggenheim VT Global Managed Futures Strategy	90	6.44 to 6.75	587	1.42%	1.15% to 1.67%	6.90% to 7.46%
Guggenheim VT Multi Hedge Strategies	42	8.63 to 9.21	379	—%	1.00% to 1.67%	1.95% to 2.64%
Guggenheim VT Long Short Equity	27	10.83 to 11.56	312	0.35%	1.00% to 1.67%	12.94% to 13.71%
25

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2017				Investment
	Units	Unit Value	Net Assets	Income	Expense Ratio	Total Return
Subaccount	(000s)	Range	(000s)	Ratio (**)	Range (***)	Range (****)
ETF Shares:
iShares Core S&P 500 ETF	1,587	$51.47 to $54.83	$82,802	1.90%	1.75% to 2.75%	18.42% to 19.63%
iShares Core S&P Mid-Cap ETF	477	49.78 to 51.01	23,985	1.29%	1.75% to 2.75%	13.07% to 14.23%
iShares Core S&P Small-Cap ETF	235	52.36 to 53.75	12,437	1.30%	1.75% to 2.75%	10.04% to 11.16%
iShares Core US Aggregate Bond ETF	57	24.50 to 27.41	1,440	2.33%	1.75% to 2.75%	0.71% to 1.74%
iShares iBoxx $ High Yield Corporate Bond ETF	24	29.99 to 32.54	757	5.12%	1.75% to 2.75%	3.17% to 4.23%
iShares Intermediate Credit Bond ETF	53	25.49 to 26.87	1,349	2.51%	1.90% to 2.75%	0.70% to 1.58%
iShares International Treasury Bond ETF	473	22.93 to 24.41	10,988	0.20%	1.75% to 2.75%	8.31% to 9.42%
iShares S&P 500 Growth ETF	161	52.75 to 57.36	8,620	1.43%	1.75% to 2.75%	23.73% to 25.00%
iShares S&P 500 Value ETF	80	48.86 to 50.17	3,974	2.29%	1.75% to 2.75%	12.08% to 13.23%
iShares TIPS Bond ETF	9	22.47 to 26.58	219	2.07%	1.75% to 2.75%	0.10% to 1.12%
Vanguard Developed Markets Index ETF	325	36.45 to 34.30	11,839	2.97%	1.75% to 2.75%	22.94% to 24.20%
Vanguard Dividend Appreciation Index ETF	52	45.51 to 49.85	2,441	2.03%	1.75% to 2.75%	18.88% to 20.10%
Vanguard Emerging Markets Stock Index ETF	24	28.55 to 25.87	655	2.53%	1.75% to 2.75%	27.88% to 29.18%
Vanguard Intermediate-Term Corporate Bond Index ETF	8	28.07 to 31.54	236	3.25%	1.75% to 2.75%	2.42% to 3.47%
Vanguard Large-Cap Index ETF	33	51.29 to 54.11	1,745	1.91%	1.75% to 2.75%	18.66% to 19.88%
Vanguard Mega Cap Index ETF	3	51.77 to 54.83	156	1.96%	1.75% to 2.75%	19.25% to 20.47%
Vanguard Real Estate Index ETF	17	40.86 to 44.26	733	4.24%	1.75% to 2.75%	2.01% to 3.05%
Vanguard Short-Term Bond Index ETF	16	22.69 to 23.84	366	1.63%	1.90% to 2.75%	(1.57%) to (0.71%)
Vanguard Total Bond Market Index ETF	3,223	24.46 to 27.45	80,320	2.56%	1.75% to 2.75%	0.73% to 1.76%

26

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2016				Investment
	Units	Unit Value	Net Assets	Income	Expense Ratio	Total Return
Subaccount	(000s)	Range	(000s)	Ratio (**)	Range (***)	Range (****)
Affiliated
Touchstone Active Bond	841	$13.40 to $16.69	$11,371	2.25%	1.00% to 1.67%	4.21% to 4.92%
Touchstone Aggressive ETF	710	19.57 to 19.70	12,686	1.45%	0.60% to 2.15%	5.64% to 7.31%
Touchstone Conservative ETF	666	13.91 to 16.86	9,709	1.18%	0.60% to 2.15%	3.31% to 4.95%
Touchstone Focused	1,258	30.43 to 29.52	29,800	0.00%	0.60% to 1.67%	11.22% to 12.43%
Touchstone Large Cap Core Equity	1,184	20.00 to 18.37	18,709	0.99%	1.00% to 1.67%	7.02% to 7.75%
Touchstone Moderate ETF	831	16.95 to 18.72	12,710	1.62%	0.60% to 2.15%	4.56% to 6.21%
Non-Affiliated Initial Class:
Fidelity VIP Balanced	125	15.55 to 15.74	2,490	1.32%	1.10% to 1.35%	5.82% to 6.08%
Fidelity VIP Overseas	82	8.72 to 9.20	1,909	1.42%	1.00% to 1.55%	(6.53)% to (6.01)%
Fidelity VIP Equity-Income	177	82.57	10,075	2.21%	1.35%	16.43%
Fidelity VIP Growth	61	98.15	5,965	0.04%	1.35%	(0.56)%
Fidelity VIP High Income	48	27.68	1,324	5.08%	1.35%	13.06%
Fidelity VIP II Asset Manager	69	50.02	3,456	1.38%	1.35%	1.68%
Fidelity VIP II Contrafund	279	34.06 to 34.49	14,044	0.77%	1.10% to 1.35%	6.55% to 6.82%
Fidelity VIP II Index 500	214	15.97 to 16.13	5,879	1.38%	1.35% to 1.45%	10.24% to 10.35%
Fidelity VIP II Investment Grade Bond	209	13.09 to 13.82	4,085	2.29%	1.00% to 1.55%	3.12% to 3.69%
Fidelity VIP Government Money Market	1,386	9.74 to 9.92	13,564	0.20%	0.60% to 1.67%	(1.47)% to (0.40)%
Non-Affiliated Service Class:
Fidelity VIP Equity-Income	18	19.31	338	2.23%	1.45%	16.19%
Fidelity VIP Growth	40	15.65 to 15.97	627	0.00%	1.10% to 1.45%	(0.75)% to (0.39)%
Fidelity VIP High Income	18	15.35	282	6.34%	1.45%	12.72%
Fidelity VIP II Asset Manager	1	15.63	14	1.43%	1.45%	1.52%
Fidelity VIP II Contrafund	38	25.16	948	0.71%	1.45%	6.35%
Fidelity VIP III Balanced	7	18.10	125	1.28%	1.45%	5.61%
Fidelity VIP III Mid Cap	64	59.21 to 56.62	3,692	0.39%	1.35% to 1.45%	10.49% to 10.60%
Fidelity VIP Overseas	2	13.58	29	1.38%	1.45%	(6.50)%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager	105	16.12 to 17.50	1,560	1.30%	0.60% to 1.67%	1.12% to 2.22%
Fidelity VIP Balanced	350	18.78 to 19.74	6,167	1.19%	1.00% to 1.67%	5.19% to 5.91%
Fidelity VIP Contrafund	1,830	25.77 to 26.13	33,799	0.61%	0.60% to 1.67%	5.93% to 7.08%
Fidelity VIP Disciplined Small Cap	141	19.40 to 16.79	2,283	0.63%	1.00% to 1.60%	20.35% to 21.09%
Fidelity VIP Equity-Income	320	20.47 to 20.46	5,105	2.16%	0.60% to 1.67%	15.75% to 17.00%
Fidelity VIP Freedom 2010	64	12.57 to 13.16	826	1.24%	1.15% to 1.67%	3.47% to 4.02%
Fidelity VIP Freedom 2015	128	12.55 to 13.39	1,629	1.12%	1.15% to 1.67%	3.82% to 4.36%
Fidelity VIP Freedom 2020	385	12.36 to 13.00	4,813	1.17%	1.15% to 1.67%	4.04% to 4.59%
Fidelity VIP Freedom 2025	308	12.84 to 13.51	3,993	1.32%	1.15% to 1.67%	4.22% to 4.77%
Fidelity VIP Freedom 2030	41	12.45 to 13.12	511	1.23%	1.15% to 1.55%	4.73% to 5.15%
Fidelity VIP Growth	344	20.15 to 14.34	5,398	0.00%	1.00% to 1.67%	(1.13)% to (0.45)%
Fidelity VIP High Income	902	18.47 to 19.54	16,686	5.69%	0.60% to 1.67%	12.26% to 13.48%
Fidelity VIP Index 500	2,267	22.47 to 16.94	35,505	1.39%	0.60% to 1.67%	9.72% to 10.91%
Fidelity VIP Investment Grade Bond	2,227	13.44 to 15.26	29,582	2.43%	0.60% to 1.67%	2.73% to 3.85%
Fidelity VIP Mid Cap	385	32.86 to 30.78	9,185	0.31%	0.60% to 1.67%	10.06% to 11.25%
Fidelity VIP Overseas	310	16.97 to 15.46	3,209	1.21%	0.60% to 1.67%	(6.85)% to (5.84)%
Fidelity VIP Target Volatility	256	10.75 to 10.90	2,758	1.51%	1.15% to 1.60%	3.38% to 3.85%

27

Separate Account I
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Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2016				Investment
	Units	Unit Value	Net Assets	Income	Expense Ratio	Total Return
Subaccount	(000s)	Range	(000s)	Ratio (**)	Range (***)	Range (****)
Non-Affiliated Class 1:
Columbia VIT Mid Cap Value	122	$15.17 to $15.76	$1,870	0.00%	1.00% to 1.67%	12.24% to 13.01%
Franklin Growth and Income VIP Fund	85	22.58 to 22.86	1,923	2.85%	1.10% to 1.35%	10.35% to 10.63%
Franklin Income VIP Fund	225	24.28 to 24.58	5,458	5.10%	1.10% to 1.35%	12.79% to 13.08%
JP Morgan IT Mid Cap Value	24	30.36 to 31.69	727	0.89%	1.00% to 1.55%	12.92% to 13.55%
Morgan Stanley UIF Emerging Markets Debt	22	23.98 to 26.07	563	5.72%	1.00% to 1.55%	8.84% to 9.45%
Morgan Stanley UIF U.S. Real Estate	58	34.21 to 36.67	2,265	1.36%	1.00% to 1.55%	5.16% to 5.75%
Non-Affiliated Class 2:
American Funds Managed Risk Asset Allocation	371	10.68 to 10.88	3,979	1.30%	1.00% to 1.60%	5.56% to 6.20%
Columbia VIT Small Cap Value	130	25.19 to 26.53	3,325	0.40%	1.00% to 1.67%	30.53% to 31.41%
Franklin Growth and Income VIP Fund	430	20.21 to 22.92	7,579	2.63%	1.00% to 1.67%	9.76% to 10.51%
Franklin Income VIP Fund	1,311	19.98 to 20.26	21,781	4.93%	0.60% to 1.67%	12.12% to 13.34%
Franklin Large Cap Growth VIP Fund	256	17.69 to 21.20	3,824	0.00%	1.00% to 1.67%	(3.43)% to (2.77)%
Franklin Mutual Shares VIP Fund	1,388	20.64 to 24.59	19,924	2.04%	1.00% to 1.67%	14.12% to 14.90%
Franklin Small Cap Value VIP Fund	118	15.90 to 16.98	1,946	0.80%	1.00% to 1.67%	28.02% to 28.89%
Invesco VI American Franchise	88	20.23 to 21.49	1,574	0.00%	0.60% to 1.67%	0.31% to 1.41%
Invesco VI American Value	281	16.46 to 17.34	4,670	0.12%	1.00% to 1.60%	13.38% to 14.07%
Invesco VI Comstock	676	16.41 to 22.75	10,344	1.32%	0.60% to 1.60%	15.12% to 16.29%
Invesco VI International Growth	315	10.42 to 10.54	3,262	1.25%	0.80% to 1.67%	(2.04)% to (1.84)%
Invesco VI Mid Cap Growth (April 29, 2016)	9	10.32 to 10.33	94	0.00%	1.10% to 1.55%	3.20% to 3.27%
Templeton Foreign VIP Fund	745	17.73 to 16.97	8,350	1.92%	0.60% to 1.67%	5.39% to 6.53%
Templeton Global Bond VIP Fund	526	9.29 to 9.50	4,911	0.00%	1.00% to 1.60%	1.29% to 1.91%
Templeton Growth VIP Fund	240	17.40 to 20.57	3,604	2.04%	1.00% to 1.67%	7.79% to 8.52%
Morgan Stanley UIF Emerging Markets Debt	118	20.07 to 14.62	1,743	5.94%	1.00% to 1.67%	8.74% to 9.48%
Morgan Stanley UIF Emerging Markets Equity	291	24.73 to 22.11	3,722	0.42%	0.60% to 1.67%	4.84% to 5.98%
Morgan Stanley UIF U. S. Real Estate	368	30.15 to 12.70	5,090	1.06%	1.00% to 1.67%	4.77% to 5.48%
Non-Affiliated Class 3:
BlackRock Capital Appreciation VI	373	13.61 to 14.09	5,106	0.00%	1.00% to 1.60%	(1.73)% to (1.13)%
BlackRock Global Allocation VI	184	10.85 to 11.23	2,028	1.16%	1.00% to 1.60%	2.15% to 2.77%
BlackRock High Yield VI Class III (April 29, 2016)	3	10.61 to 10.65	33	5.21%	1.00% to 1.55%	6.12% to 6.52%
BlackRock Total Return VI Class III (April 29, 2016)	32	9.84 to 9.87	311	1.81%	1.15% to 1.55%	(1.55)% to (1.28)%
TOPS Managed Risk Moderate Growth ETF	351	10.18 to 10.35	3,580	1.95%	1.15% to 1.60%	4.45% to 4.92%
Non-Affiliated Class 4:
American Funds Bond (April 29, 2016)	59	9.82	580	2.78%	1.15%	(1.79)%
American Funds Capital Income Builder	43	9.55 to 9.60	408	3.66%	1.00% to 1.60%	2.38% to 2.75%
American Funds Global Growth	915	10.90 to 11.11	10,011	0.70%	1.00% to 1.60%	(1.24)% to (0.63)%
American Funds Growth	191	12.52 to 12.76	2,397	0.74%	1.00% to 1.60%	7.47% to 8.13%
American Funds Growth-Income	1,275	12.36 to 12.59	15,818	1.36%	1.00% to 1.60%	9.48% to 10.14%
American Funds New World	40	9.16 to 9.33	365	0.71%	1.00% to 1.60%	3.36% to 3.99%
Non-Affiliated Class A:
Deutsche Small Cap Index VIP	20	26.09 to 27.17	540	1.09%	1.35% to 1.45%	19.27% to 19.39%
Non-Affiliated Class B:
Deutsche Small Cap Index	87	24.96 to 26.25	1,613	0.74%	1.00% to 1.67%	18.69% to 19.5%

28

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2016				Investment
	Units	Unit Value	Net Assets	Income	Expense Ratio	Total Return
Subaccount	(000s)	Range	(000s)	Ratio (**)	Range (***)	Range (****)
Advisor Class:
Pimco VIT All Asset	152	$11.88 to $12.60	$1,847	2.59%	1.00% to 1.67%	11.02% to 11.78%
Pimco VIT Foreign Bond (April 29, 2016)	1	10.30	12	3.47%	1.15%	2.96%
Pimco VIT Commodity Real Return	564	4.21 to 4.47	2,426	1.03%	1.00% to 1.67%	12.96% to 13.72%
Pimco VIT Long Term Government	45	9.93 to 10.09	443	1.82%	1.00% to 1.55%	(0.88)% to (0.43)%
Pimco VIT Low Duration	485	10.98 to 11.64	5,413	1.35%	1.00% to 1.67%	(0.39)% to 0.29%
Pimco VIT Real Return	104	11.49 to 12.19	1,218	2.21%	1.00% to 1.67%	3.34% to 4.04%
Pimco VIT Total Return	3,000	12.79 to 13.56	39,441	1.98%	1.00% to 1.67%	0.86% to 1.55%
Investor Class:
Guggenheim VT Global Managed Futures Strategies	101	6.02 to 6.29	617	3.82%	1.15% to 1.67%	(16.19)% to (15.74)%
Guggenheim VT Multi-Hedge Strategies	53	8.46 to 8.97	467	0.10%	1.00% to 1.67%	(2.14)% to (1.48)%
Guggenheim VT Long Short Equity	30	9.59 to 10.17	306	0.00%	1.00% to 1.67%	(1.02)% to (0.35)%
ETF Shares:
iShares Core S&P 500 Index ETF	1,602	43.46 to 45.83	70,447	2.24%	1.75% to 2.75%	9.07% to 10.19%
iShares Core S&P MidCap Index ETF	467	44.02 to 44.66	20,711	1.78%	1.75% to 2.75%	17.36% to 18.56%
iShares Core S&P Small Cap Index ETF	231	47.58 to 48.35	11,059	1.42%	1.75% to 2.75%	23.12% to 24.38%
iShares Core US Aggregate Bond ETF	61	24.32 to 26.94	1,517	2.33%	1.75% to 2.75%	(0.41)% to 0.62%
iShares iBoxx $ High Yield Corporate Bond ETF	21	29.07 to 31.22	639	5.47%	1.75% to 2.75%	10.28% to 11.42%
iShares Intermediate Credit Bond ETF	46	25.31 to 26.45	1,173	2.42%	1.90% to 2.75%	0.47% to 1.35%
iShares International Treasury Bond	417	21.17 to 22.31	8,919	0.70%	1.75% to 2.75%	(1.92)% to (0.91)%
iShares S&P 500 Growth ETF	167	42.64 to 45.89	7,233	1.59%	1.75% to 2.75%	3.88% to 4.94%
iShares S&P 500 Value ETF	75	43.60 to 44.31	3,299	2.47%	1.75% to 2.75%	14.08% to 15.25%
iShares TIPS Bond ETF	9	22.44 to 26.28	218	1.46%	1.75% to 2.75%	1.80% to 2.84%
Vanguard Developed Markets Index Fund ETF	337	29.65 to 27.62	9,938	3.12%	1.75% to 2.75%	(0.17)% to 0.85%
Vanguard Dividend Appreciation Index Fund ETF	58	38.28 to 41.50	2,270	2.22%	1.75% to 2.75%	8.91% to 10.03%
Vanguard Emerging Markets Index Fund ETF	25	22.32 to 20.03	547	2.53%	1.75% to 2.75%	9.11% to 10.23%
Vanguard Intermediate-Term Corporate Bond Index ETF	7	27.40 to 30.48	203	3.22%	1.75% to 2.75%	2.36% to 3.41%
Vanguard Large-Cap Index ETF	33	43.22 to 45.14	1,450	2.10%	1.75% to 2.75%	8.70% to 9.81%
Vanguard Mega Cap Index ETF	4	43.41 to 45.52	155	2.23%	1.75% to 2.75%	8.83% to 9.95%
Vanguard REIT Index ETF	17	40.05 to 42.95	682	4.87%	1.75% to 2.75%	5.64% to 6.72%
Vanguard Short Term Bond ETF	18	23.05 to 24.01	421	1.45%	1.90% to 2.75%	(1.45)% to (0.59)%
Vanguard Total Bond Market Index ETF	2,749	24.28 to 26.98	67,946	2.42%	1.75% to 2.75%	(0.30)% to 0.73%

29

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2015				Investment
	Units	Unit Value	Net Assets	Income	Expense Ratio	Total Return
Subaccount	(000s)	Range	(000s)	Ratio (**)	Range (***)	Range (****)
Affiliated
Touchstone Active Bond	718	$12.86 to $15.91	$9,421	1.79%	1.00% to 1.67%	(2.92)% to (2.26)%
Touchstone Aggressive ETF	830	18.53 to 18.36	13,901	1.62%	0.60% to 2.15%	(2.25)% to (0.70)%
Touchstone Conservative ETF	791	13.46 to 16.07	11,097	1.41%	0.60% to 2.15%	(2.38)% to (0.84)%
Touchstone Focused	1,379	27.36 to 26.26	30,064	0.00%	0.60% to 1.67%	0.27% to 1.36%
Touchstone Large Cap Core Equity	1,065	18.69 to 17.05	16,326	1.22%	1.00% to 1.67%	(5.61)% to (4.97)%
Touchstone Moderate ETF	956	16.21 to 17.63	13,887	1.78%	0.60% to 2.15%	(2.33)% to (0.78)%
Non-Affiliated Initial Class:
Fidelity VIP Balanced	139	14.69 to 14.84	2,592	1.43%	1.10% to 1.35%	(0.77)% to (0.51)%
Fidelity VIP Overseas	89	9.33 to 9.79	2,165	1.29%	1.00% to 1.55%	2.02% to 2.59%
Fidelity VIP Equity-Income	205	70.92	9,803	2.98%	1.35%	(5.26)%
Fidelity VIP Growth	67	98.70	6,613	0.25%	1.35%	5.73%
Fidelity VIP High Income	58	24.48	1,409	6.44%	1.35%	(4.93)%
Fidelity VIP II Asset Manager	80	49.19	3,943	1.42%	1.35%	(1.21)%
Fidelity VIP II Contrafund	332	31.97 to 32.29	15,738	0.96%	1.10% to 1.35%	(0.69)% to (0.44)%
Fidelity VIP II Index 500	258	14.49 to 14.61	6,319	1.81%	1.35% to 1.45%	(0.13)% to (0.03)%
Fidelity VIP II Investment Grade Bond	249	12.70 to 13.33	4,561	2.38%	1.00% to 1.55%	(2.13)% to (1.59)%
Fidelity VIP Government Money Market	2,342	9.89 to 9.96	23,184	0.03%	0.60% to 1.67%	(1.13)% to (0.39)%
Non-Affiliated Service Class:
Fidelity VIP Equity-Income	18	16.62	306	3.06%	1.45%	(5.48)%
Fidelity VIP Growth	42	15.77 to 16.04	672	0.14%	1.10% to 1.45%	5.50% to 5.88%
Fidelity VIP High Income	15	13.62	205	6.97%	1.45%	(5.15)%
Fidelity VIP II Asset Manager	1	15.40	14	1.47%	1.45%	(1.42)%
Fidelity VIP II Contrafund	46	23.66	1,099	0.94%	1.45%	(0.90)%
Fidelity VIP III Balanced	7	17.14	120	1.42%	1.45%	(0.95)%
Fidelity VIP III Mid Cap	84	53.59 to 51.19	4,338	0.36%	1.35% to 1.45%	(2.93)% to (2.83)%
Fidelity VIP Overseas	2	14.53	32	1.28%	1.45%	1.99%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager	108	15.94 to 17.12	1,578	1.33%	0.60% to 1.67%	(1.73)% to (0.66)%
Fidelity VIP Balanced	382	17.85 to 18.64	6,411	1.27%	1.00% to 1.67%	(1.31)% to (0.64)%
Fidelity VIP Contrafund	1,959	24.33 to 24.40	34,776	0.76%	0.60% to 1.67%	(1.26)% to (0.19)%
Fidelity VIP Disciplined Small Cap	90	13.21 to 13.86	1,209	0.27%	1.00% to 1.55%	(3.69)% to (3.16)%
Fidelity VIP Equity-Income	337	17.68 to 17.49	4,710	2.59%	0.60% to 1.67%	(5.84)% to (4.81)%
Fidelity VIP Freedom 2010	73	12.15 to 12.66	897	1.32%	1.15% to 1.67%	(2.19)% to (1.67)%
Fidelity VIP Freedom 2015	163	12.09 to 12.83	1,988	1.32%	1.15% to 1.67%	(2.17)% to (1.65)%
Fidelity VIP Freedom 2020	436	11.88 to 12.43	5,220	1.61%	1.15% to 1.67%	(2.12)% to (1.60)%
Fidelity VIP Freedom 2025	300	12.32 to 12.90	3,713	1.88%	1.15% to 1.67%	(2.17)% to (1.65)%
Fidelity VIP Freedom 2030	40	11.89 to 12.48	483	1.45%	1.15% to 1.55%	(2.07)% to (1.67)%
Fidelity VIP Growth	311	15.05 to 14.40	4,921	0.03%	1.00% to 1.60%	5.20% to 5.84%
Fidelity VIP High Income	810	16.46 to 17.22	12,830	6.72%	0.60% to 1.67%	(5.47)% to (4.44)%
Fidelity VIP Index 500	2,250	20.48 to 15.27	32,118	2.91%	0.60% to 1.67%	(0.60)% to 0.48%
Fidelity VIP Investment Grade Bond	1,814	13.08 to 14.70	23,600	2.50%	0.60% to 1.67%	(2.50)% to (1.44)%
Fidelity VIP Mid Cap	426	29.85 to 27.67	9,404	0.23%	0.60% to 1.67%	(3.27)% to (2.22)%
Fidelity VIP Overseas	349	18.22 to 16.42	3,950	1.08%	0.60% to 1.67%	1.57% to 2.68%
Fidelity VIP Target Volatility	161	10.40 to 10.49	1,685	1.32%	1.15% to 1.60%	(2.92)% to (2.47)%
Non-Affiliated Class 1:
Columbia VIT Mid Cap Value	151	13.51 to 13.95	2,068	0.00%	1.00% to 1.67%	(6.57)% to (5.94)%
Franklin Growth and Income VIP Fund	106	20.46 to 20.66	2,172	3.70%	1.10% to 1.35%	(1.96)% to (1.71)%
Franklin Income VIP Fund	263	21.53 to 21.74	5,659	4.88%	1.10% to 1.35%	(8.09)% to (7.86)%
JP Morgan IT Mid Cap Value	30	26.89 to 27.91	789	1.00%	1.00% to 1.55%	(4.16)% to (3.63)%
Morgan Stanley UIF Emerging Markets Debt	24	22.03 to 23.82	558	5.66%	1.00% to 1.55%	(2.65)% to (2.10)%
Morgan Stanley UIF U.S. Real Estate	71	32.53 to 34.68	2,617	1.32%	1.00% to 1.55%	0.59% to 1.15%
Non-Affiliated Class 2:
American Funds Managed Risk Asset Allocation	234	10.12 to 10.25	2,372	1.62%	1.00% to 1.60%	(2.65)% to (2.06)%
Columbia VIT Small Cap Value	125	19.30 to 20.19	2,440	0.57%	1.00% to 1.67%	(7.88)% to (7.25)%
Franklin Growth and Income VIP Fund	464	18.42 to 20.74	7,671	3.40%	1.00% to 1.67%	(2.56)% to (1.90)%
Franklin Income VIP Fund	1,300	17.82 to 17.87	19,732	4.84%	0.60% to 1.67%	(8.61)% to (7.61)%

30

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2015				Investment
	Units	Unit Value	Net Assets	Income	Expense Ratio	Total Return
Subaccount	(000s)	Range	(000s)	Ratio (**)	Range (***)	Range (****)
Non-Affiliated Class 2 (continued):
Franklin Large Cap Growth VIP Fund	285	$18.32 to $21.80	$4,543	0.27%	1.00% to 1.67%	3.86% to 4.57%
Franklin Mutual Shares VIP Fund	1,332	18.09 to 21.40	17,277	3.29%	1.00% to 1.67%	(6.52)% to (5.89)%
Franklin Small Cap Value VIP Fund	107	12.42 to 13.18	1,367	0.66%	1.00% to 1.67%	(8.93)% to (8.31)%
Invesco VI American Franchise	97	20.17 to 21.20	1,749	0.00%	0.60% to 1.67%	3.00% to 4.12%
Invesco VI American Value	218	14.52 to 15.20	3,192	0.01%	1.00% to 1.60%	(10.81)% to (10.26)%
Invesco VI Comstock	587	14.26 to 19.56	8,009	1.74%	0.60% to 1.60%	(7.69)% to (6.76)%
Invesco VI International Growth	244	10.64 to 10.74	2,588	1.40%	0.80% to 1.67%	(3.93)% to (3.73)%
Templeton Foreign VIP Fund	670	16.82 to 15.93	7,440	3.22%	0.60% to 1.67%	(8.05)% to (7.05)%
Templeton Global Bond VIP Fund	549	9.18 to 9.33	5,051	9.73%	1.00% to 1.60%	(5.83)% to (5.26)%
Templeton Growth VIP Fund	269	16.15 to 18.95	3,770	2.69%	1.00% to 1.67%	(8.05)% to (7.42)%
Morgan Stanley UIF Emerging Markets Debt	97	18.46 to 13.36	1,334	6.82%	1.00% to 1.67%	(2.82)% to (2.16)%
Morgan Stanley UIF Emerging Markets Equity	280	23.59 to 20.86	3,304	0.75%	0.60% to 1.67%	(12.20)% to (11.24)%
Morgan Stanley UIF U. S. Real Estate	345	28.78 to 12.04	4,607	1.18%	1.00% to 1.67%	0.22% to 0.90%
Non-Affiliated Class 3:
BlackRock Capital Appreciation VI	262	13.85 to 14.25	3,652	0.00%	1.00% to 1.60%	4.91% to 5.54%
BlackRock Global Allocation VI	209	10.62 to 10.93	2,252	1.03%	1.00% to 1.60%	(2.58)% to (1.99)%
TOPS Managed Risk Moderate Growth ETF	219	9.74 to 9.86	2,139	1.39%	1.15% to 1.60%	(7.96)% to (7.54)%
Non-Affiliated Class 4:
American Funds Capital Income Builder (April 23, 2015)	7	9.31 to 9.34	68	3.11%	1.15% to 1.55%	(6.90)% to (6.64)%
American Funds Global Growth	980	11.04 to 11.18	10,844	4.09%	1.00% to 1.60%	4.98% to 5.62%
American Funds Growth	89	11.65 to 11.80	1,036	0.84%	1.00% to 1.60%	4.88% to 5.52%
American Funds Growth-Income	1,183	11.29 to 11.43	13,382	4.54%	1.00% to 1.60%	(0.41)% to 0.20%
American Funds New World	26	8.86 to 8.97	227	0.69%	1.00% to 1.60%	(4.92)% to (4.34)%
Non-Affiliated Class A:
Deutsche Small Cap Index VIP	21	21.87 to 22.75	471	1.02%	1.35% to 1.45%	(5.98)% to (5.88)%
Non-Affiliated Class B:
Deutsche Small Cap Index	67	21.03 to 21.97	1,132	0.82%	1.00% to 1.67%	(6.44)% to (5.81)%
Advisor Class:
Pimco VIT All Asset	105	10.86 to 11.28	1,148	2.47%	1.00% to 1.60%	(10.64)% to (10.10)%
Pimco VIT Commodity Real Return	438	3.73 to 3.93	1,667	4.20%	1.00% to 1.67%	(26.90)% to (26.41)%
Pimco VIT Long Term Government	29	10.01 to 10.14	289	1.92%	1.00% to 1.55%	(2.90)% to (2.46)%
Pimco VIT Low Duration	1,041	11.02 to 11.61	11,670	3.46%	1.00% to 1.67%	(1.45)% to (0.78)%
Pimco VIT Real Return	107	11.12 to 11.71	1,213	3.48%	1.00% to 1.67%	(4.42)% to (3.77)%
Pimco VIT Total Return	2,941	12.68 to 13.36	38,244	4.63%	1.00% to 1.67%	(1.31)% to (0.63)%
Investor Class:
Guggenheim VT Global Managed Futures Strategies	106	7.19 to 7.46	774	2.58%	1.15% to 1.67%	(3.19)% to (2.68)%
Guggenheim VT Multi-Hedge Strategies	70	8.65 to 9.11	622	0.64%	1.00% to 1.67%	0.15% to 0.83%
Guggenheim VT Long Short Equity	35	9.69 to 10.21	359	0.00%	1.00% to 1.67%	(0.43)% to 0.25%
ETF Shares:
iShares Core S&P 500 Index ETF	1,451	39.85 to 41.59	58,349	2.19%	1.75% to 2.75%	(1.49)% to (0.48)%
iShares Core S&P MidCap Index ETF	438	37.51 to 37.67	16,473	1.52%	1.75% to 2.75%	(4.97)% to (3.99)%
iShares Core S&P Small Cap Index ETF	220	38.65 to 38.87	8,523	1.45%	1.75% to 2.75%	(4.76)% to (3.78)%
iShares Core US Aggregate Bond ETF	59	24.42 to 26.77	1,486	2.27%	1.75% to 2.75%	(2.28)% to (1.27)%
iShares iBoxx $ High Yield Corporate Bond ETF	12	26.36 to 28.02	325	5.41%	1.75% to 2.75%	(7.64)% to (6.69)%
iShares Intermediate Credit Bond ETF	41	25.19 to 26.10	1,033	2.50%	1.90% to 2.75%	(2.19)% to (1.33)%
iShares International Treasury Bond	359	21.59 to 22.51	7,814	0.12%	1.75% to 2.75%	(9.79)% to (8.86)%
iShares S&P 500 Growth ETF	146	41.04 to 43.73	6,067	1.56%	1.75% to 2.75%	2.48% to 3.53%
iShares S&P 500 Value ETF	70	38.21 to 38.44	2,696	2.38%	1.75% to 2.75%	(5.94)% to (4.98)%
iShares TIPS Bond ETF	9	22.05 to 25.56	218	0.32%	1.75% to 2.75%	(4.46)% to (3.47)%
Vanguard Developed Markets Index Fund ETF	284	29.70 to 27.38	8,328	2.76%	1.75% to 2.75%	(3.10)% to (2.10)%
Vanguard Dividend Appreciation Index Fund ETF	56	35.15 to 37.72	2,015	2.33%	1.75% to 2.75%	(4.62)% to (3.64)%
Vanguard Emerging Markets Index Fund ETF	24	20.46 to 18.17	465	2.85%	1.75% to 2.75%	(18.14)% to (17.30)%
Vanguard Intermediate-Term Corporate Bond Index ETF	7	26.77 to 29.48	191	3.27%	1.75% to 2.75%	(1.85)% to (0.85)%
Vanguard Large-Cap Index ETF	31	39.76 to 41.10	1,221	1.93%	1.75% to 2.75%	(1.75)% to (0.74)%

31

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2015				Investment
	Units	Unit Value	Net Assets	Income	Expense Ratio	Total Return
Subaccount	(000s)	Range	(000s)	Ratio (**)	Range (***)	Range (****)
ETF Shares (continued):
Vanguard Mega Cap Index ETF	4	39.89 to 41.40	$171	2.09%	1.75% to 2.75%	(1.35)% to (0.34)%
Vanguard REIT Index ETF	14	37.92 to 40.24	535	3.90%	1.75% to 2.75%	(0.39)% to 0.63%
Vanguard Short Term Bond ETF	22	$23.39 to $24.16	527	1.33%	1.90% to 2.75%	(1.85)% to (0.99)%
Vanguard Total Bond Market Index ETF	2,358	24.35 to 26.78	58,404	2.46%	1.75% to 2.75%	(2.20)% to (1.19)%

32

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2014				Investment
	Units	Unit Value	Net Assets	Income	Expense Ratio	Total Return
Subaccount	(000s)	Range	(000s)	Ratio (**)	Range (***)	Range (****)
Affiliated
Touchstone Active Bond	863	$13.24 to $16.27	$11,784	2.51%	1.00% to 1.67%	2.09% to 2.78%
Touchstone Aggressive ETF	927	18.95 to 18.49	15,659	0.00%	0.60% to 2.15%	5.18% to 6.85%
Touchstone Conservative ETF	903	13.79 to 16.20	12,905	1.14%	0.60% to 2.15%	2.97% to 4.59%
Touchstone Focused	503	27.28 to 25.90	10,416	0.00%	0.60% to 1.67%	11.21% to 12.42%
Touchstone Large Cap Core Equity	1,576	19.80 to 17.94	25,357	1.09%	1.00% to 1.67%	13.01% to 13.78%
Touchstone Moderate ETF	1,079	16.60 to 17.76	15,997	1.44%	0.60% to 2.15%	4.66% to 6.32%
Non-Affiliated Initial Class:
Fidelity VIP Balanced	159	14.80 to 14.91	3,028	1.43%	1.10% to 1.35%	8.77% to 9.05%
Fidelity VIP Overseas	103	9.14 to 9.54	2,352	1.23%	1.00% to 1.55%	(9.5)% to (9.00)%
Fidelity VIP Equity-Income	242	74.86	12,186	2.73%	1.35%	7.25%
Fidelity VIP Growth	78	93.35	7,265	0.18%	1.35%	9.80%
Fidelity VIP High Income	44	25.75	1,138	3.30%	1.35%	(0.21)%
Fidelity VIP II Asset Manager	100	49.79	4,955	1.32%	1.35%	4.41%
Fidelity VIP II Contrafund	391	32.19 to 32.43	18,883	0.94%	1.10% to 1.35%	10.43% to 10.71%
Fidelity VIP II Index 500	305	14.50 to 14.62	7,738	1.51%	1.35% to 1.45%	11.93% to 12.04%
Fidelity VIP II Investment Grade Bond	305	12.97 to 13.54	5,640	2.05%	1.00% to 1.55%	4.19% to 4.77%
Non-Affiliated Service Class:
Fidelity VIP Equity-Income	19	17.58	338	2.69%	1.45%	7.07%
Fidelity VIP Growth	51	14.95 to 15.15	770	0.08%	1.10% to 1.45%	9.58% to 9.97%
Fidelity VIP High Income	9	14.36	123	2.32%	1.45%	(0.39)%
Fidelity VIP II Asset Manager	1	15.62	14	1.40%	1.45%	4.15%
Fidelity VIP II Contrafund	40	23.87	963	0.85%	1.45%	10.20%
Fidelity VIP III Balanced	8	17.31	134	1.35%	1.45%	8.50%
Fidelity VIP III Mid Cap	102	55.20 to 52.68	5,419	0.15%	1.35% to 1.45%	4.66% to 4.76%
Fidelity VIP Overseas	2	14.24	32	1.26%	1.45%	(9.49)%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager	119	16.22 to 17.24	1,740	1.42%	0.60% to 1.67%	3.78% to 4.91%
Fidelity VIP Balanced	404	18.09 to 18.76	6,960	1.27%	1.00% to 1.67%	8.18% to 8.92%
Fidelity VIP Contrafund	2,180	24.64 to 24.44	39,494	0.75%	0.60% to 1.67%	9.79% to 10.99%
Fidelity VIP Disciplined Small Cap	106	16.75 to 14.32	1,466	0.11%	1.00% to 1.60%	3.25% to 3.88%
Fidelity VIP Equity-Income	448	18.78 to 18.37	6,515	2.55%	0.60% to 1.67%	6.67% to 7.83%
Fidelity VIP Freedom 2010	100	12.42 to 12.93	1,258	1.37%	1.15% to 1.67%	2.47% to 3.01%
Fidelity VIP Freedom 2015	341	12.36 to 12.87	4,235	1.36%	1.15% to 1.67%	2.71% to 3.25%
Fidelity VIP Freedom 2020	415	12.13 to 12.64	5,076	1.48%	1.15% to 1.67%	2.85% to 3.39%
Fidelity VIP Freedom 2025	228	12.59 to 13.12	2,880	1.45%	1.15% to 1.67%	3.10% to 3.65%
Fidelity VIP Freedom 2030	39	12.14 to 12.69	476	1.48%	1.15% to 1.55%	3.12% to 3.54%
Fidelity VIP Growth	455	19.39 to 13.61	6,912	0.00%	1.00% to 1.67%	9.16% to 9.90%
Fidelity VIP High Income	236	17.41 to 18.02	3,813	1.26%	0.60% to 1.67%	(0.78)% to 0.30%
Fidelity VIP Index 500	1,109	20.61 to 15.20	16,358	1.52%	0.60% to 1.67%	11.40% to 12.61%
Fidelity VIP Investment Grade Bond	1,594	13.42 to 14.91	21,548	2.14%	0.60% to 1.67%	3.86% to 4.98%
Fidelity VIP Mid Cap	519	30.86 to 28.30	11,975	0.02%	0.60% to 1.67%	4.26% to 5.40%
Fidelity VIP Overseas	429	17.94 to 15.99	4,720	1.13%	0.60% to 1.67%	(9.83)% to (8.85)%
Fidelity VIP Target Volatility	95	10.71 to 10.76	1,020	1.72%	1.15% to 1.60%	7.08% to 7.59%
Non-Affiliated Class 1:
Columbia VIT Mid Cap Value	110	14.46 to 14.83	1,611	0.00%	1.00% to 1.67%	10.49% to 11.24%
Franklin Growth and Income VIP Fund	143	20.87 to 21.02	2,993	2.57%	1.10% to 1.35%	7.92% to 8.19%
Franklin Income VIP Fund	303	23.43 to 23.60	7,092	5.06%	1.10% to 1.35%	3.51% to 3.77%
JP Morgan IT Mid Cap Value	32	28.06 to 28.96	889	0.79%	1.00% to 1.55%	13.32% to 13.96%
Morgan Stanley UIF Emerging Markets Debt	34	22.63 to 24.33	829	5.81%	1.00% to 1.55%	1.33% to 1.90%
Morgan Stanley UIF U.S. Real Estate	89	32.34 to 34.28	3,187	1.41%	1.00% to 1.55%	27.71% to 28.43%
Non-Affiliated Class 2:
American Funds Managed Risk Asset Allocation	103	10.40 to 10.46	1,077	0.10%	1.00% to 1.60%	3.98% to 4.64%
Columbia VIT Small Cap Value	115	20.95 to 21.77	2,436	0.47%	1.00% to 1.67%	1.33% to 2.02%
Franklin Growth and Income VIP Fund	515	18.90 to 21.14	8,810	2.36%	1.00% to 1.67%	7.31% to 8.05%
Franklin Income VIP Fund	1,809	19.49 to 19.35	30,434	4.90%	0.60% to 1.67%	2.87% to 3.99%
Franklin Large Cap Growth VIP Fund	287	17.64 to 20.85	4,504	1.07%	1.00% to 1.67%	10.58% to 11.34%

33

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2014				Investment
	Units	Unit Value	Net Assets	Income	Expense Ratio	Total Return
Subaccount	(000s)	Range	(000s)	Ratio (**)	Range (***)	Range (****)
Non-Affiliated Class 2 (continued):
Franklin Mutual Shares VIP Fund	1,777	$19.35 to $22.74	$25,815	2.05%	1.00% to 1.67%	5.33% to 6.05%
Franklin Small Cap Value VIP Fund	125	13.64 to 14.37	1,749	0.58%	1.00% to 1.67%	(1.11)% to (0.43)%
Invesco VI American Franchise	90	19.58 to 20.36	1,621	0.00%	0.60% to 1.67%	6.36% to 7.52%
Invesco VI American Value	180	16.28 to 16.94	2,959	0.22%	1.00% to 1.60%	7.73% to 8.38%
Invesco VI Comstock	501	15.44 to 20.98	7,666	1.15%	0.60% to 1.60%	7.36% to 8.45%
Invesco VI International Growth	178	11.07 to 11.15	1,961	1.58%	0.80% to 1.67%	(1.26)% to (1.06)%
Templeton Foreign VIP Fund	653	18.29 to 17.14	8,156	1.89%	0.60% to 1.67%	(12.62)% to (11.66)%
Templeton Global Bond VIP Fund	364	9.74 to 9.84	3,551	5.02%	1.00% to 1.60%	0.21% to 0.82%
Templeton Growth VIP Fund	318	17.56 to 20.47	4,837	1.50%	1.00% to 1.67%	(4.44)% to (3.79)%
Morgan Stanley UIF Emerging Markets Debt	119	19.00 to 13.65	1,683	5.32%	1.00% to 1.67%	1.17% to 1.86%
Morgan Stanley UIF Emerging Markets Equity	314	26.86 to 23.51	4,392	0.31%	0.60% to 1.67%	(6.15)% to (5.13)%
Morgan Stanley UIF U. S. Real Estate	365	28.71 to 11.94	4,970	1.16%	1.00% to 1.67%	27.27% to 28.13%
Non-Affiliated Class 3:
BlackRock Capital Appreciation VI	224	13.20 to 13.50	2,974	0.00%	1.00% to 1.60%	6.82% to 7.47%
BlackRock Global Allocation VI	218	10.90 to 11.15	2,393	2.40%	1.00% to 1.60%	0.30% to 0.91%
TOPS Managed Risk Moderate Growth ETF	133	10.59 to 10.67	1,410	1.87%	1.15% to 1.60%	1.11% to 1.57%
Non-Affiliated Class 4:
American Funds Global Growth	12	10.52 to 10.57	130	2.04%	1.15% to 1.55%	5.21% to 5.66%
American Funds Growth	55	11.11 to 11.16	612	2.52%	1.15% to 1.60%	11.08% to 11.62%
American Funds Growth-Income	100	11.33 to 11.41	1,131	2.19%	1.00% to 1.60%	13.35% to 14.07%
American Funds New World	8	9.32 to 9.38	75	1.67%	1.00% to 1.60%	(6.79)% to (6.19)%
Non-Affiliated Class A:
Deutsche Small Cap Index VIP	24	23.27 to 24.18	582	0.95%	1.35% to 1.45%	3.22% to 3.33%
Non-Affiliated Class B:
Deutsche Small Cap Index	88	22.48 to 23.32	1,616	0.74%	1.00% to 1.67%	2.73% to 3.43%
Advisor Class:
Pimco VIT All Asset	208	12.15 to 12.54	2,548	4.79%	1.00% to 1.60%	(1.15)% to (0.55)%
Pimco VIT Commodity Real Return	401	5.10 to 5.34	2,084	0.26%	1.00% to 1.67%	(19.98)% to (19.43)%
Pimco VIT Long Term Government	6	10.30 to 10.39	57	2.30%	1.00% to 1.55%	2.95% to 3.91%
Pimco VIT Low Duration	1,824	11.18 to 11.70	20,697	1.07%	1.00% to 1.67%	(0.93)% to (0.26)%
Pimco VIT Real Return	152	11.63 to 12.17	1,801	1.33%	1.00% to 1.67%	1.27% to 1.96%
Pimco VIT Total Return	3,315	12.85 to 13.44	43,609	2.14%	1.00% to 1.67%	2.44% to 3.13%
Investor Class:
Guggenheim VT Global Managed Futures Strategies	128	7.42 to 7.67	958	0.00%	1.15% to 1.67%	10.21% to 10.80%
Guggenheim VT Multi-Hedge Strategies	87	8.63 to 9.03	767	0.00%	1.00% to 1.67%	2.91% to 3.61%
Guggenheim VT Long Short Equity	51	9.73 to 10.18	515	0.00%	1.00% to 1.67%	1.08% to 1.77%
ETF Shares:
iShares Core S&P 500 Index ETF	1,189	40.45 to 41.80	48,435	2.01%	1.75% to 2.75%	10.47% to 11.60%
iShares Core S&P MidCap Index ETF	360	39.48 to 39.23	14,190	1.47%	1.75% to 2.75%	6.67% to 7.77%
iShares Core S&P Small Cap Index ETF	183	40.58 to 40.40	7,427	1.35%	1.75% to 2.75%	2.86% to 3.92%
iShares Core US Aggregate Bond ETF	54	24.99 to 27.12	1,397	2.56%	1.75% to 2.75%	3.08% to 4.14%
iShares iBoxx $ High Yield Corporate Bond ETF	13	28.54 to 30.03	375	5.91%	1.75% to 2.75%	(0.93)% to 0.09%
iShares Intermediate Credit Bond ETF	33	25.76 to 26.46	846	2.64%	1.90% to 2.75%	0.98% to 1.87%
iShares International Treasury Bond	260	23.93 to 24.70	6,265	1.31%	1.75% to 2.75%	(5.40)% to (4.43)%
iShares S&P 500 Growth ETF	121	40.05 to 42.23	4,882	1.52%	1.75% to 2.75%	11.52% to 12.66%
iShares S&P 500 Value ETF	62	40.63 to 40.46	2,518	2.32%	1.75% to 2.75%	9.09% to 10.21%
iShares TIPS Bond ETF	10	23.08 to 26.48	256	1.48%	1.75% to 2.75%	0.74% to 1.78%
Vanguard Developed Markets Index Fund ETF	225	30.65 to 27.97	6,750	3.43%	1.75% to 2.75%	(8.58)% to (7.64)%
Vanguard Dividend Appreciation Index Fund ETF	49	36.86 to 39.15	1,831	2.09%	1.75% to 2.75%	7.05% to 8.15%
Vanguard Emerging Markets Index Fund ETF	21	25.00 to 21.97	486	2.76%	1.75% to 2.75%	(2.80)% to (1.80)%
Vanguard Intermediate-Term Corporate Bond Index ETF	7	27.28 to 29.73	191	3.24%	1.75% to 2.75%	4.70% to 5.77%
Vanguard Large-Cap Index ETF	31	40.47 to 41.41	1,243	1.91%	1.75% to 2.75%	10.26% to 11.39%
Vanguard Mega Cap Index ETF	5	40.44 to 41.54	222	1.97%	1.75% to 2.75%	10.22% to 11.35%
Vanguard REIT Index ETF	14	38.07 to 39.99	522	4.02%	1.75% to 2.75%	26.76% to 28.06%
Vanguard Short Term Bond ETF	12	23.83 to 24.40	279	1.23%	1.90% to 2.75%	(1.42)% to (0.56)%
Vanguard Total Bond Market Index ETF	1,874	24.90 to 27.11	47,472	2.56%	1.75% to 2.75%	2.99% to 4.04%

34

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2013				Investment
	Units	Unit Value	Net Assets	Income	Expense Ratio	Total Return
Subaccount	(000s)	Range	(000s)	Ratio (**)	Range (***)	Range (****)
Affiliated
Touchstone Active Bond	911	$12.97 to $15.83	$12,258	2.99%	1.00% to 1.67%	(3.81)% to (3.16)%
Touchstone Aggressive ETF	1,058	18.02 to 17.30	16,798	3.13%	0.60% to 2.15%	20.28% to 22.18%
Touchstone Conservative ETF	966	13.40 to 15.49	13,317	1.52%	0.60% to 2.15%	6.17% to 7.85%
Touchstone Focused	530	24.53 to 23.04	10,154	0.00%	0.60% to 1.67%	32.56% to 34.00%
Touchstone Large Cap Core Equity	1,453	17.52 to 15.77	21,284	1.42%	1.00% to 1.67%	29.33% to 30.21%
Touchstone Moderate ETF	1,451	15.86 to 16.71	20,526	1.82%	0.60% to 2.15%	13.82% to 15.62%
Non-Affiliated Initial Class:
Fidelity VIP Balanced	190	13.61 to 13.68	3,274	1.49%	1.10% to 1.35%	18.05% to 18.34%
Fidelity VIP Overseas	128	10.10 to 10.49	3,238	1.34%	1.00% to 1.55%	28.42% to 29.13%
Fidelity VIP Equity-Income	282	20.15 to 69.80	13,022	2.46%	1.35%	26.42%
Fidelity VIP Growth	87	85.02	7,397	0.28%	1.35%	34.50%
Fidelity VIP High Income	100	25.80	2,574	5.65%	1.35%	4.52%
Fidelity VIP II Asset Manager	129	47.69	6,158	1.50%	1.35%	14.15%
Fidelity VIP II Contrafund	449	29.15 to 29.29	19,394	1.06%	1.10% to 1.35%	29.52% to 29.84%
Fidelity VIP II Index 500	364	12.96 to 13.05	8,363	1.84%	1.35% to 1.45%	30.33% to 30.46%
Fidelity VIP II Investment Grade Bond	366	12.45 to 12.92	6,469	2.24%	1.00% to 1.55%	(3.30)% to (2.76)%
Non-Affiliated Service Class:
Fidelity VIP Equity-Income	22	16.42	361	2.20%	1.45%	26.16%
Fidelity VIP Growth	73	13.64 to 13.77	993	0.19%	1.10% to 1.45%	34.23% to 34.71%
Fidelity VIP High Income	23	14.42	325	4.99%	1.45%	4.34%
Fidelity VIP II Asset Manager	1	15.00	14	0.35%	1.45%	13.86%
Fidelity VIP II Contrafund	46	21.66	995	1.01%	1.45%	29.25%
Fidelity VIP III Balanced	9	15.95	136	1.41%	1.45%	17.77%
Fidelity VIP III Mid Cap	120	52.75 to 50.29	6,075	0.39%	1.35% to 1.45%	34.09% to 34.23%
Fidelity VIP Overseas	2	15.74	37	1.32%	1.45%	28.49%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager	103	15.63 to 16.43	1,474	1.39%	0.60% to 1.67%	13.41% to 14.65%
Fidelity VIP Balanced	429	16.72 to 17.22	6,859	1.32%	1.00% to 1.67%	17.29% to 18.09%
Fidelity VIP Contrafund	2,160	22.44 to 22.02	36,772	0.86%	0.60% to 1.67%	28.77% to 30.17%
Fidelity VIP Disciplined Small Cap	104	16.22 to 13.78	1,394	0.25%	1.00% to 1.60%	35.75% to 36.58%
Fidelity VIP Equity-Income	517	17.60 to 17.04	7,205	2.46%	0.60% to 1.67%	25.70% to 27.06%
Fidelity VIP Freedom 2010	109	12.12 to 12.55	1,331	1.43%	1.15% to 1.67%	11.31% to 11.90%
Fidelity VIP Freedom 2015	182	12.03 to 12.47	2,203	1.56%	1.15% to 1.67%	12.20% to 12.79%
Fidelity VIP Freedom 2020	405	11.80 to 12.22	4,803	1.61%	1.15% to 1.67%	13.71% to 14.31%
Fidelity VIP Freedom 2025	229	12.22 to 12.65	2,801	1.76%	1.15% to 1.67%	17.72% to 18.34%
Fidelity VIP Freedom 2030	38	11.77 to 12.26	458	1.53%	1.15% to 1.55%	19.53% to 20.01%
Fidelity VIP Growth	348	17.76 to 12.38	4,796	0.05%	1.00% to 1.67%	33.73% to 34.64%
Fidelity VIP High Income	1,335	17.54 to 17.96	23,694	5.90%	0.60% to 1.67%	3.93% to 5.06%
Fidelity VIP Index 500	1,123	18.50 to 13.50	14,990	1.89%	0.60% to 1.67%	29.71% to 31.12%
Fidelity VIP Investment Grade Bond	1,384	12.92 to 14.20	18,176	2.26%	0.60% to 1.67%	(3.70)% to (2.65)%
Fidelity VIP Mid Cap	599	29.60 to 26.85	13,623	0.27%	0.60% to 1.67%	33.60% to 35.06%
Fidelity VIP Overseas	446	19.89 to 17.54	5,566	1.14%	0.60% to 1.67%	28.00% to 29.39%
Non-Affiliated Class 1:
Columbia VIT Mid Cap Value	160	13.09 to 13.33	2,103	0.00%	1.00% to 1.67%	35.57% to 36.49%
Franklin Growth and Income VIP Fund	165	19.34 to 19.43	3,193	2.76%	1.10% to 1.35%	28.21% to 28.53%
Franklin Income VIP Fund	351	22.63 to 22.74	7,939	6.50%	1.10% to 1.35%	12.64% to 12.93%
JP Morgan IT Mid Cap Value	34	24.76 to 25.41	833	1.03%	1.00% to 1.55%	30.25% to 30.98%
Morgan Stanley UIF Emerging Markets Debt	38	22.33 to 23.88	907	4.09%	1.00% to 1.55%	(10.16)% to (9.66)%
Morgan Stanley UIF U.S. Real Estate	103	25.32 to 26.69	2,884	1.08%	1.00% to 1.55%	0.47% to 1.03%
Non-Affiliated Class 2:
Columbia VIT Small Cap Value	91	20.67 to 21.34	1,905	1.06%	1.00% to 1.67%	31.80% to 32.70%
Franklin Growth and Income VIP Fund	646	17.61 to 19.57	10,345	2.55%	1.00% to 1.67%	27.44% to 28.31%
Franklin Income VIP Fund	1,689	18.95 to 18.60	28,766	6.31%	0.60% to 1.67%	12.04% to 13.26%
Franklin Large Cap Growth VIP Fund	288	15.95 to 18.72	4,048	1.04%	1.00% to 1.67%	26.49% to 27.35%
Franklin Mutual Shares VIP Fund	1,645	18.37 to 21.44	23,825	2.15%	1.00% to 1.67%	26.12% to 26.98%
Franklin Small Cap Value VIP Fund	140	13.79 to 14.43	1,981	1.35%	1.00% to 1.67%	33.97% to 34.88%

35

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2013				Investment
	Units	Unit Value	Net Assets	Income	Expense Ratio	Total Return
Subaccount	(000s)	Range	(000s)	Ratio (**)	Range (***)	Range (****)
Non-Affiliated Class 2 (continued):
Invesco VI American Franchise	105	$18.41 to $18.93	$1,938	0.25%	0.60% to 1.67%	37.46% to 38.96%
Invesco VI American Value	143	15.11 to 15.63	2,178	0.71%	1.00% to 1.60%	31.79% to 32.59%
Invesco VI Comstock	391	14.39 to 19.34	5,852	1.55%	0.60% to 1.60%	33.49% to 34.84%
Invesco VI International Growth	102	11.21 to 11.27	1,138	1.56%	0.80% to 1.67%	17.12% to 17.35%
Templeton Foreign VIP Fund	545	20.93 to 19.40	8,396	2.38%	0.60% to 1.67%	20.92% to 22.23%
Templeton Global Bond VIP Fund (April 30, 2013)	261	9.72 to 9.76	2,537	3.38%	1.00% to 1.60%	(2.76)% to (2.36)%
Templeton Growth VIP Fund	658	18.37 to 21.28	9,538	2.36%	1.00% to 1.67%	28.64% to 29.51%
Morgan Stanley UIF Emerging Markets Debt	145	18.78 to 13.40	2,022	4.13%	1.00% to 1.67%	(10.28)% to (9.67)%
Morgan Stanley UIF Emerging Markets Equity	287	28.62 to 24.78	4,827	1.08%	0.60% to 1.67%	(2.75)% to (1.69)%
Morgan Stanley UIF U. S. Real Estate	354	22.56 to 9.31	3,823	0.81%	1.00% to 1.67%	0.05% to 0.74%
Non-Affiliated Class 3:
BlackRock Capital Appreciation VI	191	12.36 to 12.56	2,372	0.00%	1.00% to 1.60%	31.26% to 32.06%
BlackRock Global Allocation VI	191	10.87 to 11.05	2,091	1.12%	1.00% to 1.60%	12.59% to 13.27%
TOPS Managed Risk Moderate Growth ETF (April 30, 2013)	7	10.47 to 10.50	71	1.42%	1.15% to 1.60%	4.69% to 5.01%
Non-Affiliated Class A:
Deutsche Small Cap Index VIP	26	22.54 to 23.40	614	1.75%	1.35% to 1.45%	36.63% to 36.77%
Non-Affiliated Class B:
Deutsche Small Cap Index	110	21.88 to 22.55	1,983	1.34%	1.00% to 1.67%	36.00% to 36.93%
Advisor Class:
Pimco VIT All Asset	263	12.29 to 12.61	3,250	4.35%	1.00% to 1.60%	(1.49)% to (0.89)%
Pimco VIT Commodity Real Return	428	6.37 to 6.62	2,771	1.69%	1.00% to 1.67%	(16.14)% to (15.57)%
Pimco VIT Long Term Government (April 30, 2013)	9	8.45 to 8.46	76	1.73%	1.15% to 1.35%	(15.48)% to (15.36)%
Pimco VIT Low Duration	319	11.29 to 11.73	3,668	1.37%	1.00% to 1.67%	(1.90)% to (1.23)%
Pimco VIT Real Return	207	11.49 to 11.94	2,419	1.21%	1.00% to 1.67%	(10.82)% to (10.21)%
Pimco VIT Total Return	2,990	12.54 to 13.03	38,338	2.11%	1.00% to 1.67%	(3.69)% to (3.04)%
Investor Class:
Guggenheim VT Global Managed Futures Strategies	87	6.73 to 6.92	591	0.00%	1.15% to 1.67%	0.88% to 1.41%
Guggenheim VT Multi-Hedge Strategies	112	8.39 to 8.72	965	0.00%	1.00% to 1.67%	(0.04)% to 0.64%
Guggenheim VT Long Short Equity	39	9.62 to 10.00	393	0.00%	1.00% to 1.67%	15.50% to 16.28%
ETF Shares:
iShares Core S&P 500 Index ETF	866	36.62 to 37.45	31,843	2.11%	1.75% to 2.75%	29.22% to 30.55%
iShares Core S&P MidCap Index ETF	253	37.01 to 36.41	9,291	1.51%	1.75% to 2.75%	30.00% to 31.33%
iShares Core S&P Small Cap Index ETF	124	39.45 to 38.87	4,866	1.21%	1.75% to 2.75%	38.03% to 39.44%
iShares Core US Aggregate Bond ETF	49	24.25 to 26.04	1,225	2.25%	1.75% to 2.75%	(4.69)% to (3.71)%
iShares iBoxx $ High Yield Corporate Bond ETF	8	28.81 to 30.00	241	6.07%	1.75% to 2.75%	2.94% to 4.00%
iShares Intermediate Credit Bond ETF	23	25.50 to 25.97	596	2.64%	1.90% to 2.75%	(3.04)% to (2.19)%
iShares International Treasury Bond	161	25.30 to 25.85	4,096	1.72%	1.75% to 2.75%	(3.79)% to (2.81)%
iShares S&P 500 Growth ETF	87	35.91 to 37.49	3,170	1.73%	1.75% to 2.75%	29.28% to 30.61%
iShares S&P 500 Value ETF	46	37.24 to 36.71	1,702	2.35%	1.75% to 2.75%	27.98% to 29.30%
iShares TIPS Bond ETF	9	22.91 to 26.01	226	1.05%	1.75% to 2.75%	(10.98)% to (10.06)%
Vanguard Developed Markets Index Fund ETF	139	33.53 to 30.28	4,497	2.90%	1.75% to 2.75%	18.75% to 19.97%
Vanguard Dividend Appreciation Index Fund ETF	39	34.43 to 36.20	1,378	2.03%	1.75% to 2.75%	25.92% to 27.21%
Vanguard Emerging Markets Index Fund ETF	16	25.71 to 22.37	375	2.87%	1.75% to 2.75%	(7.38)% to (6.43)%
Vanguard Intermediate-Term Corporate Bond Index ETF	3	26.06 to 28.11	85	3.83%	1.75% to 2.75%	(4.80)% to (3.82)%
Vanguard Large-Cap Index ETF	23	36.70 to 37.17	838	1.97%	1.75% to 2.75%	29.58% to 30.92%
Vanguard Mega Cap Index ETF	4	36.69 to 37.30	142	2.14%	1.75% to 2.75%	29.09% to 30.42%
Vanguard REIT Index ETF	12	30.03 to 31.23	354	4.01%	1.75% to 2.75%	(0.32)% to 0.70%
Vanguard Short Term Bond ETF	6	24.18 to 24.53	157	1.51%	1.90% to 2.75%	(2.63)% to (1.77)%
Vanguard Total Bond Market Index ETF	1,225	24.18 to 26.05	30,194	2.8%	1.75% to 2.75%	(4.88)% to (3.90)%

36

Integrity AnnuiChoice II        April 2018

PART C - Other Information

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements included in Part A:

Condensed Financial Information for the Portfolios

Financial Statements included in Part B:

Separate Account I of Integrity Life Insurance Company:
Report of Independent Registered Public Accounting Firm
Statements of Assets and Liabilities as of December 31, 2017
Statements of Operations for the Year Ended December 31, 2017
Statements of Changes in Net Assets for the Years Ended December 31, 2017 and 2016
Notes to Financial Statements

Integrity Life Insurance Company (Depositor):
Report of Independent Auditors
Balance Sheets (Statutory-Basis) as of December 31, 2017 and 2016
Statements of Operations (Statutory-Basis) for the Years Ended December 31, 2017, 2016 and 2015
Statements of Changes in Capital and Surplus (Statutory-Basis) for the Years Ended December 31, 2017, 2016 and 2014
Statements of Cash Flow (Statutory-Basis) for the Years Ended December 31, 2017, 2016 and 2015
Notes to Financial Statements (Statutory-Basis)

The Western and Southern Life Insurance Company (Guarantor):
Report of Independent Auditors
Balance Sheets (Statutory-Basis) as of December 31, 2017 and 2016
Statements of Operations (Statutory-Basis) for the Years Ended December 31, 2017, 2016 and 2015
Statements of Changes in Capital and Surplus (Statutory-Basis) for the Years Ended December 31, 2017, 2016 and 2014
Statements of Cash Flow (Statutory-Basis) for the Years Ended December 31, 2017, 2016 and 2015
Notes to Financial Statements (Statutory-Basis)

(b) Exhibits:

The following exhibits are filed herewith or incorporated by reference as indicated:

1.
Resolutions of the Board of Directors of Integrity Life Insurance Company (Integrity) authorizing the establishment of Separate Account I, the Registrant. Incorporated by reference to Exhibit 99.1 to Registrant's Post-Effective Amendment No. 15 to registration statement on Form N-4 (File No. 333-44876), filed November 7, 2008.

2.	Not applicable

3.

a.
Form of Selling/General Agent Agreement among Integrity, Touchstone Securities, Inc. and broker dealers. Incorporated by reference to Exhibit 99.3(A) to Registrant’s initial registration statement on Form N-4 (File No. 333-178438), filed December 12, 2011.

b.
Form of Selling Agreement among W&S Financial Group Distributors, Inc., on behalf of Integrity, Touchstone Securities, Inc., and broker dealers. Incorporated by reference to Exhibit 99.3(B) to Registrant’s Post-Effective Amendment No. 4 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2014.

c.
Variable Contract Principal Underwriter Agreement with Touchstone Securities, Inc. dated January 1, 2006. Incorporated by reference to Exhibit 99.3(B) to Registrant’s initial registration statement on Form N-4 (File No. 333-178438), filed December 12, 2011.

4.

a.	Form of variable annuity contract. Incorporated by reference to Exhibit 99.4(A) to Registrant’s initial registration statement on Form N-4 (File No. 333-175480), filed July 12, 2011.

Integrity AnnuiChoice II        April 2018

b.
Form of Guaranteed Minimum Accumulation Benefit Rider. Incorporated by reference to Exhibit 99.4(B) to Registrant's Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-175480), filed April 25, 2012.

c.
Form of Guaranteed Minimum Withdrawal Benefit and Schedule Page. Incorporated by reference to Exhibit 99.4(C) to Registrant's Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-175480), filed April 25, 2012.

d.
Form of Individual Guaranteed Lifetime Withdrawal Benefit and Schedule Page (GLIA). Incorporated by reference to Exhibit 99.4(B) to Registrant's Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

e.
Form of Spousal Guaranteed Lifetime Withdrawal Benefit and Schedule Page (GLIA). Incorporated by reference to Exhibit 99.4(C) to Registrant's Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

f.
Form of Individual Guaranteed Lifetime Withdrawal Benefit (GLIA Plus) and Data Page, form number ICC14 IR.37 1410. Incorporated by reference to Exhibit 99.4(D) to Registrant's Post-Effective Amendment No. 7 to registration statement on Form N-4 (File No. 333-177616), filed April 28, 2015.

g.
Form of Spousal Guaranteed Lifetime Withdrawal Benefit (GLIA Plus) and Data Page, form number ICC14 IR.38 1410. Incorporated by reference to Exhibit 99.4(E) to Registrant's Post-Effective Amendment No. 7 to registration statement on Form N-4 (File No. 333-177616), filed April 28, 2015.

5.	Form of Application. Incorporated by reference to Exhibit 99.5 to Registrant's Post-Effective Amendment No. 4 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2014.

6.

a.	Certificate of Incorporation of Integrity. Incorporated by reference to Exhibit 99.6(A) to Registrant’s initial registration statement on Form N-4 (File No. 333-178438), filed December 12, 2011.

b.	By-Laws of Integrity. Incorporated by reference to Exhibit 99.6(B) to Registrant’s initial registration statement on Form N-4 (File No. 333-178438), filed December 12, 2011.

7.

a.
Reinsurance Agreement between Integrity and Connecticut General Life Insurance Company effective January 1, 1995. Incorporated by reference to Exhibit 99.7(A) to Registrant's Post Effective Amendment No. 5 to registration statement on Form N-4 (File No. 033-56654), filed May 1, 1996.

b.
Amendments dated May 1, 1996, June 12, 1998, September 24, 1999 and May 1, 2000 to Reinsurance Agreement between Integrity and Connecticut General Life Insurance Company effective January 1, 1995. Incorporated by reference to Exhibit 99.7(B) to Post-Effective Amendment No. 34 on Form N-4 (File No. 033-56654), filed April 24, 2009.

c.
Reinsurance Agreement between Integrity and Connecticut General Life Insurance Company effective January 1, 1997 and amendments dated October 1, 1997, June 12, 1998, September 24, 1999 and May 1, 2000 to that Reinsurance Agreement. Incorporated by reference to Exhibit 99.7(C) to Post-Effective Amendment No. 34 on Form N-4 (File No. 033-56654), filed April 24, 2009.

8.

a.
Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Integrity dated August 10, 2007. Incorporated by reference to Exhibit 99.8(A) to Registrant's Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.

b.
Amendment No. 1 to Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Integrity dated August 10, 2007. Incorporated by reference to Exhibit 99.8(B) to Registrant's Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.

c.
Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and Integrity dated May 1, 2007. Incorporated by reference to Exhibit 99.8(C) to Registrant's Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.

d.
Rule 22c-2 Agreement between Fidelity Distributors Corporation and Integrity dated March 26, 2007. Incorporated by reference to Exhibit 99.8(D) to Registrant's Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.

e.
Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Touchstone Securities, Inc. and Integrity dated January 6, 2003. Incorporated by reference to Exhibit 99.8(E) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.

f.
Amendment No.1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Touchstone Securities, Inc. and Integrity dated May 3, 2004. Incorporated by reference to Exhibit 99.8(F) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.

Integrity AnnuiChoice II        April 2018

g.
Amendment No. 3 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Touchstone Securities, Inc. and Integrity dated May 1, 2007. Incorporated by reference to Exhibit 99.8(F) to Registrant's Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.

h.
Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Touchstone Securities, Inc. and Integrity dated November 29, 2007. Incorporated by reference to Exhibit 99.8(G) to Registrant's Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed on April 23, 2008.

i.
Amendment No. 5 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Touchstone Securities, Inc. and Integrity dated November 29, 2010. Incorporated by reference to Exhibit 99.8(I) to Registrant's Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

j.
Amendment No. 6 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Touchstone Securities, Inc. and Integrity dated April 10, 2013. Incorporated by reference to Exhibit 99.8(J) to Registrant’s Post-Effective Amendment No. 4 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2014.

k.
Participation Agreement Addendum among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Touchstone Securities, Inc. and Integrity dated May 1, 2013. Incorporated by reference to Exhibit 99.8(K) to Registrant’s Post-Effective Amendment No. 4 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2014.

l.
Administrative Services Agreement and relevant amendments between Franklin Templeton Services, LLC and Integrity dated January 6, 2003, amended August 1, 2007 and June 10, 2013. Incorporated by reference to Exhibit 99.8(L) to Registrant’s Post-Effective Amendment No. 4 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2014.

m.
Shareholder Information Agreement between Franklin Templeton Distributors, Inc. and Integrity dated April 16, 2007. Incorporated by reference to Exhibit 99.8(M) to Registrant’s Post-Effective Amendment No. 4 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2014.

n.
Fund Participation Agreement among JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J.P. Morgan Investment Management Inc., JPMorgan Funds Management, Inc. and Integrity dated April 24, 2009. Incorporated by reference to Exhibit 99.8(J) to Registrant's Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

o.
Supplemental Payment Agreement between JPMorgan Investment Advisors Inc., J.P. Morgan Investment Management Inc. and Integrity dated April 24, 2009. Incorporated by reference to Exhibit 99.8(K) to Registrant's Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

p.
Participation Agreement among PIMCO Variable Insurance Trust, Allianz Global Investors Distributors LLC and Integrity dated January 1, 2008. Incorporated by reference to Exhibit 99.8(D) to Registrant's Post-Effective Amendment No. 30 to registration statement on Form N-4 (File No. 033-56654), filed December 5, 2007.

q.
Novation of and Amendment to Participation Agreement among PIMCO Variable Insurance Trust, Allianz Global Investors Distributors LLC, PIMCO Investments LLC and Integrity dated April 1, 2011. Incorporated by reference to Exhibit 99.8(M) to Registrant's Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

r.
Selling Agreement between Allianz Global Investors Distributors LLC and Integrity dated January 1, 2008. Incorporated by reference to Exhibit 99.8(E) to Registrant's Post-Effective Amendment No. 30 to registration statement on Form N-4 (File No. 033-56654), filed December 5, 2007.

s.
Services Agreement between Pacific Investment Management Company LLC and Integrity dated January 1, 2008. Incorporated by reference to Exhibit 99.8(F) to Registrant's Post-Effective Amendment No. 30 to registration statement on Form N-4 (File No. 033-56654), filed December 5, 2007.

t.
Termination, New Agreements and Amendments Relating to Intermediary Agreements for PIMCO Variable Insurance Trust among Allianz Global Investors Distributors LLC, PIMCO Investments LLC and Integrity dated April 1, 2011. Incorporated by reference to Exhibit 99.8(P) to Registrant's Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

u.
Participation Agreement among Rydex Variable Trust, Rydex Distributors, Inc. and Integrity dated January 1, 2008. Incorporated by reference to Exhibit 99.8(G) to Registrant's Post-Effective Amendment No. 30 to registration statement on Form N-4 (File No. 033-56654), filed December 5, 2007.

Integrity AnnuiChoice II        April 2018

v.
Amendment No. 1 to Participation Agreement among Rydex Variable Trust, Rydex Distributors, Inc. and Integrity dated November 1, 2009. Incorporated by reference to Exhibit 99.8(R) to Registrant's Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

w.
Amendment No. 2 to Participation Agreement among Rydex Variable Trust, Rydex Distributors, LLC (formerly Rydex Distributors, Inc.) and Integrity dated December 20, 2010. Incorporated by reference to Exhibit 99.8(S) to Registrant's Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

x.
Variable Product Services Agreement between Rydex Distributors, Inc. and Integrity dated January 1, 2008. Incorporated by reference to Exhibit 99.8(H) to Registrant's Post-Effective Amendment No. 30 to registration statement on Form N-4 (File No. 033-56654), filed December 5, 2007.

y.
Amendment No. 1 to Variable Product Services Agreement between Rydex Distributors, LLC (formerly Rydex Distributors, Inc.) and Integrity dated December 20, 2010. Incorporated by reference to Exhibit 99.8(U) to Registrant's Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

z.
Administrative Services Agreement between PADCO Advisors II, Inc. and Integrity dated January 1, 2008. Incorporated by reference to Exhibit 99.8(I) to Registrant's Post-Effective Amendment No. 30 to registration statement on Form N-4 (File No. 033-56654), filed December 5, 2007.

aa.
Amendment No. 1 to Administrative Services Agreement between Rydex Advisors II, LLC (formerly PADCO Advisors II, Inc.) and Integrity dated December 20, 2010. Incorporated by reference to Exhibit 99.8(W) to Registrant's Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

bb.
Fund Participation Agreement between Touchstone Variable Series Trust and Integrity dated April 30, 2001. Incorporated by reference to Exhibit 99.8(H) to Registrant’s Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 033-56654), filed October 15, 2001.

cc.
Amendment No. 1 to Fund Participation Agreement between Touchstone Variable Series Trust and Integrity dated January 26, 2006. Incorporated by reference to Exhibit 99.8(Y) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.

dd.
Amendment No. 2 to Fund Participation Agreement among Touchstone Variable Series Trust, Touchstone Advisors, Inc. and Integrity dated December 31, 2009. Incorporated by reference to Exhibit 99.8(Z) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.

ee.
22c-2 Agreement between Touchstone Variable Series Trust and Integrity dated February 14, 2008. Incorporated by reference to Exhibit 99.8(Q) to Registrant's Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.

ff.
Shareholder Services Agreement between Touchstone Advisors, Inc. and Integrity dated January 1, 2008. Incorporated by reference to Exhibit 99.8(R) to Registrant's Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.

gg.
Fund Participation Agreement among BT Insurance Funds Trust, Bankers Trust Company and Integrity dated October 2, 1997. Incorporated by reference to Exhibit 99.8(CC) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.

hh.
22c-2 Agreement between DWS Scudder Distributors and Integrity dated February 16, 2007. Incorporated by reference to Exhibit 99.8(T) to Registrant's Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.

ii.
Amendment No. 1 to Fund Participation Agreement among Deutsche Asset Management VIT Funds (formerly BT Insurance Funds Trust), Bankers Trust Company and Integrity dated May 1, 2001. Incorporated by reference to Exhibit 99.8(EE) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.

jj.
Amendment No. 2 to Fund Participation Agreement among Deutsche Asset Management VIT Funds, Deutsche Asset Management, Inc. (formerly Bankers Trust Company) and Integrity dated May 1, 2002. Incorporated by reference to Exhibit 99.8(FF) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.

kk.
Amendment No. 3 to Fund Participation Agreement among Deutsche Asset Management VIT Funds, Deutsche Asset Management, Inc. and Integrity dated May 1, 2004. Incorporated by reference to Exhibit 99.8(GG) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.

ll.	Amendment No. 4 to Fund Participation Agreement among DWS Investments VIT Funds (formerly Deutsche Asset Management VIT Funds), Deutsche Asset Management, Inc. and Integrity dated July

Integrity AnnuiChoice II        April 2018

22, 2006. Incorporated by reference to Exhibit 99.8(HH) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.

mm.
Administrative services letter between Deutsche Investment Management Americas Inc. and Integrity dated January 31, 2007. Incorporated by reference to Exhibit 99.8(II) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.

nn.
Distribution and Services Agreement between PFPC Distributors, Inc. and Integrity dated May 18, 2004. Incorporated by reference to Exhibit 99.8(JJ) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.

oo.
Amendment No. 1 to Distribution and Services Agreement between PFPC Distributors, Inc. (as assigned to DWS Scudder Distributors, Inc.) and Integrity dated January 31, 2007. Incorporated by reference to Exhibit 99.8(KK) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.

pp.
Participation Agreement among The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc and Integrity dated January 2, 2003. Incorporated by reference to Exhibit 99.8(LL) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.

qq.
Amendment No. 1 to Participation Agreement among The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and Integrity dated January 26, 2006. Incorporated by reference to Exhibit 99.8(MM) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.

rr.
Amendment No. 2 to Participation Agreement among The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and Integrity dated May 1, 2008. Incorporated by reference to Exhibit 99.8(NN) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.

ss.
Amendment 3 to Participation Agreement among The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc. (as successor-in-interest to Morgan Stanley & Co. Incorporated), Morgan Stanley Investment Management Inc and Integrity dated May 1, 2015. Incorporated by reference to Exhibit 99.8(SS) to Registrant's Post-Effective Amendment No. 7 to registration statement on Form N-4 (File No. 333-177616), filed April 28, 2015.

tt.
Administrative Services Letter between Morgan Stanley Investment Management Inc. and Integrity dated May 1, 2015. Incorporated by reference to Exhibit 99.8(TT) to Registrant's Post-Effective Amendment No. 7 to registration statement on Form N-4 (File No. 333-177616), filed April 28, 2015.

uu.
22c-2 Agreement among The Universal Institutional Funds, Inc., Morgan Stanley & Co., Incorporated, Morgan Stanley Investment Management, Inc. and Integrity dated February 16, 2007. Incorporated by reference to Exhibit 99.8(V) to Registrant's Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.

vv.
Administrative Service Agreement between Morgan Stanley Distribution, Inc. (successor to Morgan Stanley & Co. Incorporated) and Integrity dated May 1, 2008. Incorporated by reference to Exhibit 99.8(W) to Registrant's Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.

ww.
Amendment 1 to Administrative Service Agreement between Morgan Stanley Distribution, Inc. and Integrity dated May 1, 2015. Incorporated by reference to Exhibit 99.8(WW) to Registrant's Post-Effective Amendment No. 7 to registration statement on Form N-4 (File No. 333-177616), filed April 28, 2015.

xx.
Servicing Agreement between The Universal Institutional Funds, Inc. and Integrity dated May 1, 2015. Incorporated by reference to Exhibit 99.8(XX) to Registrant's Post-Effective Amendment No. 7 to registration statement on Form N-4 (File No. 333-177616), filed April 28, 2015

yy.
Fund Participation Agreement among Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC, Columbia Management Distributors, Inc. and Integrity dated May 1, 2009. Incorporated by reference to Exhibit 99.8(SS) to Registrant's Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

zz.
Assignment of Fund Participation Agreement among Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC, Columbia Management Distributors, Inc. and Integrity to RiverSource Investments, LLC and RiverSource Fund Distributors, Inc. dated April 12, 2010. Incorporated by reference to Exhibit 99.8(TT) to Registrant's Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

aaa.
Mutual Fund Sales Agreement between Columbia Management Distributors, Inc. and Touchstone Securities, Inc. dated May 1, 2009. Incorporated by reference to Exhibit 99.8(UU) to Registrant's Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

Integrity AnnuiChoice II        April 2018

bbb.
Agreement between Columbia Management Distributors, Inc. and Integrity dated May 1, 2009. Incorporated by reference to Exhibit 99.8(VV) to Registrant's Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

ccc.
Assignment of Agreement between Columbia Management Distributors, Inc. and Integrity to RiverSource Fund Distributors, Inc. dated March 25, 2010. Incorporated by reference to Exhibit 99.8(WW) to Registrant's Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

ddd.
Participation Agreement among AIM Variable Insurance Funds (Invesco Variable Insurance Funds), INVESCO Distributors, Inc., Touchstone Securities, Inc. and Integrity dated June 1, 2010. Incorporated by reference to Exhibit 99.8(XX) to Registrant's Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

eee.
Administrative Services Agreement between Invesco Advisors, Inc. and Integrity dated June 1, 2010. Incorporated by reference to Exhibit 99.8(YY) to Registrant's Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

fff.
Distribution Services Agreement between INVESCO Distributors, Inc and Integrity dated June 1, 2010. Incorporated by reference to Exhibit 99.8(ZZ) to Registrant's Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

ggg.
Intermediary Agreement between Invesco Investment Services, Inc. and Integrity dated June 1, 2010. Incorporated by reference to Exhibit 99.8(AAA) to Registrant's Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

hhh.
Fund Participation Agreement among BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC and Integrity dated April 29, 2011. Incorporated by reference to Exhibit 99.8(BBB) to Registrant's Pre-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed December 28, 2011.

iii.
Distribution Sub-Agreement between BlackRock Variable Series Funds, Inc. and Integrity dated April 29, 2011. Incorporated by reference to Exhibit 99.8(CCC) to Registrant's Pre-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed December 28, 2011.

jjj.
Administrative Services Agreement between BlackRock Advisors, LLC and Integrity dated April 29, 2011. Incorporated by reference to Exhibit 99.8(DDD) to Registrant's Pre-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed December 28, 2011.

kkk.
Fund Participation Agreement among Northern Lights Variable Trust, ValMark Advisers, Inc., Northern Lights Distributors, LLC and Integrity Life Insurance Company dated May 1, 2013. Incorporated by reference to Exhibit 99.8(DDD) to Registrant's Post-Effective Amendment No. 2 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2013.

lll.
Distribution and Shareholder Services Agreement among Northern Lights Variable Trust, Touchstone Securities, Inc., and Integrity Life Insurance Company dated May 1, 2013. Incorporated by reference to Exhibit 99.8(EEE) to Registrant's Post-Effective Amendment No. 2 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2013.

mmm. Amendment to Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Investment LLC and Integrity dated May 1, 2011. Incorporated by reference to Exhibit 99.8(FFF) to Registrant's Post-Effective Amendment No. 2 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2013.

nnn.
Amendment No. 2 to Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Investment LLC and Integrity dated May 1, 2013. Incorporated by reference to Exhibit 99.8(GGG) to Registrant's Post-Effective Amendment No. 2 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2013.

ooo.
Amendment to Selling Agreement between PIMCO Investment LLC and Integrity dated May 1, 2013. Incorporated by reference to Exhibit 99.8(HHH) to Registrant's Post-Effective Amendment No. 2 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2013.

ppp.
Fund Participation and Service Agreement among American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, American Funds Insurance Series and Integrity dated December 13, 2013. Incorporated by reference to Exhibit 99.8(MMM) to Registrant's Post-Effective Amendment No. 4 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2014.

qqq.
Amendment No. 1 to Fund Participation and Service Agreement among American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, American Funds Insurance Series and Integrity dated April 24, 2015. Incorporated by reference to Exhibit 99.8(QQQ) to Registrant's Post-Effective Amendment No. 7 to registration statement on Form N-4 (File No. 333-177616), filed April 28, 2015.

Integrity AnnuiChoice II        April 2018

rrr.
Business Agreement among American Funds Distributors, Inc., Capital Research and Management Company, Integrity and Touchstone Securities, Inc. dated December 13, 2013. Incorporated by reference to Exhibit 99.8(NNN) to Registrant's Post-Effective Amendment No. 4 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2014.

sss.
Rule 22c-2 Agreement between American Funds Service Company and Integrity dated December 13, 2013. Incorporated by reference to Exhibit 99.8(OOO) to Registrant's Post-Effective Amendment No. 4 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2014.

ttt.
Amendment No. 3 to Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Investment LLC and Integrity dated March 21, 2016. Incorporated by reference to Exhibit 99.8(TTT) to Registrant's Post-Effective Amendment No. 8 to registration statement on Form N-4 (File No. 333-177616), filed April 28, 2016.

9.	Opinion and Consent of Mark J. Mahoney, Esq. as to the legality of the securities registered, filed herewith.

10.

a.	Consent of Independent Registered Public Accounting Firm, filed herewith.

b.	Consent of Independent Auditors, filed herewith.

11.	Not applicable.

12.	Not applicable.

13.
Powers of Attorney of each members of the Board of Directors of The Western and Southern Life Insurance Company (WSLIC), specifically John F. Barrett, James N. Clark, Jo Ann Davidson, George H. Walker, III and Thomas L. Williams, each dated December 20, 2011. Incorporated by reference to Exhibit 99.13 to Registrant’s Pre-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-178438), filed December 28, 2011.

14.
Guarantee from WSLIC to the policyholders of Integrity. Incorporated by reference to Exhibit 99.14 to Registrant's initial registration statement on Form N-4 (File No. 333-178438), filed December 12, 2011.

Item 25.    Directors and Officers of the Depositor

The names and principal business addresses* of the directors and officers of, and their positions with the Depositor, are as follows:

Directors:

John F. Barrett	Director, Chairman of the Board

Edward J. Babbitt	Director, Secretary

Jill T. McGruder	Director, President and Chief Executive Officer

Jonathan D. Niemeyer	Director

Donald J. Wuebbling	Director

Officers:

John F. Barrett	Director, Chairman of the Board

Jill T. McGruder	Director, President and Chief Executive Officer

Edward J. Babbitt	Director, Secretary

Roger M. Lanham	Senior Vice President and Co-Chief Investment Officer

Brendan M. White	Senior Vice President and Co-Chief Investment Officer

Karen A. Chamberlain	Senior Vice President and Chief Information Officer

Kevin L. Howard	Senior Vice President and General Counsel

Daniel W. Harris	Senior Vice President and Chief Actuary

Mark E. Caner	Senior Vice President

Daniel J. Downing	Senior Vice President

Lisa B. Fangman	Senior Vice President

D. Todd Henderson	Senior Vice President and Chief Risk Officer

Bradley J. Hunkler	Senior Vice President and Chief Financial Officer

James J. Vance	Senior Vice President and Treasurer

Wade M. Fugate	Vice President and Controller

Bruce W. Maisel	Vice President and Chief Compliance Officer

Terrie A. Wiedenheft	Vice President

Phillip E. King	Vice President and Auditor

Paul M. Kruth	Vice President

Daniel R. Larsen	Vice President

Denise L. Sparks	Vice President

Integrity AnnuiChoice II        April 2018

Robert F. Noschang	Assistant Vice President

Brian A. Eichhold	Assistant Vice President

Donald P. Myers	Assistant Vice President

Ryan K. Richey	Assistant Vice President

Andrew P. Shull	Assistant Vice President

Jacob C. Steuber	Assistant Vice President

James R. Murray	Assistant Vice President

Aaron J. Wolf	Assistant Vice President and Chief Underwriter

Jay V. Johnson	Assistant Vice President and Assistant Treasurer

John S. Musgrove	Assistant Vice President and Assistant Treasurer

Cheryl J. Stotts	Assistant Vice President and Assistant Treasurer

Kathleen A. Cornelius	Assistant Treasurer

Timothy D. Speed	Assistant Treasurer

Rebecca L. Deppen	Manager, Annuity New Business

Sharon A. Cummings	Licensing Officer

Brenda L. Elliott	Manager, Licensing

*The principal business address for the above is 400 Broadway, Cincinnati, Ohio 45202, unless otherwise noted.

Item 26.	Persons Controlled by or Under Common Control with Integrity or Registrant

SEC Integrity
Affiliate	State	Entity Abb	Ownership	Type of Business
1373 Lexington Road Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC; 2% owned by ERI	ownership and operation of real estate
2758 South Main SPE, LLC	OH	LLC	100% owned by The Western and Southern Life Insurance Company	ownership and operation of real estate
309 Holding LLC	DE	LLC	97% owned by W&S Real Estate Holdings, LLC; 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
506 Phelps Holdings, LLC	OH	LLC	98% owned by WSLIC and 2% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
82 Flats, LLC	IN	LLC	64% owned by Flats Apartments Investor Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
Airport Exchange Hotel Partners	KY	GP	74% owned by WS Airport Exchange GP, LLC; 1% owned by Eagle Realty Investments, Inc. (ERI)	ownership and operation of real estate
Alta Mercer Crossing, LLC	DE	LLC	50% by Wood Mercer Crossing, LLC, 49% by Mercer Crossing Investor Holdings, LLC, and 1% by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Alta Stony Point, LLC	DE	LLC	49% owned by Stony Investor Holdings, LLC; 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
Apex Housing Investor Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Apex Louisville, LLC	KY	LLC	64% by Apex Housing Investor Holdings, LLC; 35% by Cityscape Apex Louisville, LLC; 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
Arvada Kipling Housing Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Ascent Plainfield, LLC	IN	LLC	64% owned by Stout Metro Housing Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Autumn Village Apartments, LLC	GA	LLC	100% owned by Country Place Associates	real estate ownership entity(ies)

Integrity AnnuiChoice II        April 2018

Axis JV, LLC	KY	LLC	64% owned by 1373 Lexington Road Investor Holdings, LLC; 35% by Cityscape Axis Louisville, LLC; 1% by Eagle	ownership and operation of real estate
Axis Louisville, LLC	KY	LLC	100% owned by Axis JV, LLC	ownership and operation of real estate
Belle Haven Apts, LLC	DE	LLC	Owned 100% by Fore Eagle JV, LLC	real estate ownership entity(ies)
Belle Housing Investor Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings, LLC and Eagle Realty Investments, Inc. 2%	real estate ownership entity(ies)
BP Summerville Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Brickyard Apartments, LLC	DE	LLC	54% owned by BY Apartment Investor Holdings, LLC	ownership and operation of real estate
Brickyard Investments, LLC	DE	LLC	100% by Brickyard Apartments, LLC	ownership and operation of real estate
Buckeye Venture Partners, LLC	OH	LLC	60% owned by Fort Washington Investment Advisors, Inc. (FWIA); 40% owned by Peppertree Partners, LLC	private equity fund management
BVP NEO, LLC	OH	LLC	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund management
BY Apartment Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Canal Senate Apartments, LLC	IN	LLC	100% owned by WSLIC	ownership and operation of real estate
Cape Barnstable Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Carmel Holdings, LLC	OH	LLC	49% owned by W&S Real Estate Holdings, LLC; 1% owned by ERI	real estate ownership entity(ies)
Carmel Hotel Investor, LLC	OH	LLC	100% owned by Carmel Holdings, LLC	real estate ownership entity(ies)
Carmel Hotel, LLC	IN	LLC	74% owned by Carmel Hotel Investor, LLC; 1% owned by ERI	ownership and operation of real estate
Carthage Senior Housing, Ltd.	OH	LLC	98% owned by W&S Real Estate Holdings, LLC; 1% owned by ERI	ownership and operation of real estate
CCA CBD Cincinnati LLC	OH	LLC	100% owned by 309 Holding, LLC	ownership and operation of real estate
CDC-Baton Rouge, LLC	AL	LLC	59% owned by Baton Rouge Cottages Investor, LLC	ownership and operation of real estate
Centreport Hotel LLC	TX	LLC	75% owned by ERI	ownership and operation of real estate
Centreport Partners LP	TX	LP	25.25% owned by WSLIC; 49% owned by WSLR Dallas LLC, 1% owned by ERI	ownership and operation of real estate
Chattanooga Southside Housing Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Choo Choo Residences, LLC	DE	LLC	49% owned by Chattanooga Southside Apartments Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
Cinnaire Fund for Housing Limited Partnership 31	MI	LP	16.7% limited partnership interest owned by Columbus Life Insurance Company	real estate ownership entity(ies)
Cleo Residences, LLC	DE	LLC	49% by Gallatin Eastland Investor Holdings, LLC; 1% ERI; 50% by Cleo Investment Partners, LLC	ownership and operation of real estate
Cleveland East Hotel, LLC	OH	LLC	74% owned by WSALD CEH, LLC; 1% owned by ERI	ownership and operation of real estate
Columbus Life Insurance Company	OH	Corp	100% owned by WSLIC

Integrity AnnuiChoice II        April 2018

Concorde Circle Apartments, LLC	DE	LLC	49% owned by W&S; 50% by SCH 107 Concorde, L.P.; and 1% by Eagle	ownership and operation of real estate
Country Place Associates	OH	GP	90% owned by WS Country Place GP, LLC; 10% owned by ERI	real estate ownership entity(ies)
Countryside-Alexander Investments, LLC	FL	LLC	69% Golf Countryside Investor Holdings, LLC and 1% Eagle Realty Investments, Inc.	ownership and operation of real estate
Cove Housing Investor Holdings, LLC	OH	LLC	98% W&S Real Estate Holdings, LLC and 2% Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Crabtree Apartments, LLC	TX	LLC	59% by Crabtree Commons Apts Investor Holdings, LLC (W&S); 33% by MF Crabtree Partners, LTD.; 7% MF CTGP, LLC; and 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
Crabtree Commons Apts Investor Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Cranberry NP Hotel Company, LLC	PA	LLC	74% owned by NP Cranberry Hotel Investor LLC; 1% owned by Eagle Realty Investments, Inc.; and 25% owned by third party developer	ownership and operation of real estate
Crossings Apartments Holdings, LLC	OH	LLC	98% by WSLIC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Curve Luxury Apartments Investors, LLC	DE	LLC	59% owned by MC Investor Holdings, LLC; 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Curve Luxury Apartments, LLC	AZ	LLC	100% owned by Curve Luxury Apartments Investors, LLC	ownership and operation of real estate
Dallas City Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Day Hill Road Land LLC	CT	LLC	74% owned by W&S Real Estate Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Daybreak Parkway Fee Owner, LLC	DE	LLC	100% owned by Daybreak Parkway Land Partners, LLC	ownership and operation of real estate
Daybreak Parkway Land Partners, LLC	DE	LLC	64% owned by Crossings Apartments Holdings, LLC; 1% owned by Eagle Realty Investments, Inc.; 35% owned by third party developer	real estate ownership entity(ies)
Delco Lofts, LLC	OH	LLC	99% owned by Patterson at First Investor Holdings, LLC	ownership and operation of real estate
Domain at Dunvale, LLC	TX	LLC	49% by Dunvale Investor Holdings; 1% ERI; 49.9% Briar Meadow at Dunvale, LT; and .1% BMD-GP, LLC	ownership and operation of real estate
Dublin Hotel LLC	OH	LLC	25% owned by WSLIC, 49% owned by WSLR Columbus LLC, 1% owned by ERI	ownership and operation of real estate
Dunvale Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Dwell at Legacy, LLC	TX	LLC	50% owned by Sonterra Legacy Investor Holdings, LLC; 49.9% by Dwell at Legacy Investors, LLC; and .1% by SAH GP, LLC	ownership and operation of real estate
Eagle Realty Capital Partners, LLC	OH	LLC	100% Eagle Realty Group, LLC	investment advisor
Eagle Realty Group, LLC	OH	LLC	100% owned by Western & Southern Investment Holdings, LLC	real estate holding company
Eagle Realty Investments, Inc. (ERI)	OH	Corp	100% owned by Eagle Realty Group, LLC	real estate ownership entity(ies)

Integrity AnnuiChoice II        April 2018

Eagle Rose Apartment Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Eagle Rose Land Partners, LLC	DE	LLC	wned by Allstate Insurance Company (65%), Eagle Rose Apartment Holdings, LLC (24%), Eagle Rose Manager LLC (10%), and Eagle Realty Investments, Inc. (1%)	real estate ownership entity(ies)
Eagle Rose Owner, LLC	DE	LLC	100% owned by Eagle Rose Land Partners, LLC	ownership and operation of real estate
East Denver Investor Holdings, LLC	OH	LLC	76.0946% by W&S Real Estate Holdings, LLC; 1.5529% by Eagle Realty Investments, Inc.; 17.0630% by Hubert Family, LLC; and 5.2895% by Sweet Gum Capital II, LLC.	real estate ownership entity(ies)
Elan Dallas City Lights GP, LLC	DE	LLC	100% owned by Elan Dallas City Lights, LLC	real estate ownership entity(ies)
Elan Dallas City Lights Limited Partner, LP	DE	LLC	100% by Elan Dallas City Lights, LLC; 0% by Elan Dallas City Lights GP, LLC	real estate ownership entity(ies)
Elan Dallas City Lights Owner, LP	DE	LP	99% owned by Elan Dallas City Lights Limited Partner, LP; 1% owned by Elan Dallas City Lights GP, LLC	ownership and operation of real estate
Elan Dallas City Lights, LLC	DE	LLC	59% owned by Dallas City Investor Holdings, LLC; 1% owned by Eagle Realty Investments, Inc.; 40% owned by third-party partner entity (GS Dallas City Lights Holdings, LLC)	real estate ownership entity(ies)
Elan Galleria Investment, LLC	OH	LLC	100% owned by Galleria Investor Holdings, LLC	real estate ownership entity(ies)
Elan Kennedy Flats, LLC	DE	LLC	59% owned by One Kennedy Housing Investor Holdings, LLC; 1% by Eagle Realty Investments, Inc.; 40% by GS Kennedy Flats Holdings, LLC (a third party developer)	ownership and operation of real estate
EMF DT SA, LLC (2017) (Encore River Walk)	DE	LLC	100% owned by EMF River Walk Investments, LLC	ownership and operation of real estate
EMF River Walk Investments, LLC	DE	LLC	54% owned by South Flores Housing Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
FDC Siena JV, LLC	DE	LLC	69% by Siena Investor Holdings, LLC; 1% by Eagle Realty Investments, Inc.; 30% by third party developer	real estate ownership entity(ies)
Flats Crossing Investment, LLC	OH	LLC	100% owned by Flats Apartments Investor Holdings, LLC	real estate ownership entity(ies)
Fore Eagle JV, LLC	DE	LLC	Owned 69% by Belle Housing Investor Holdings, LLC; 1% by Eagle Realty Investments, Inc.; 30% by third party developer	real estate ownership entity(ies)
Forsyth Halcyon AA Investor Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Fort Washington Capital Partners, LLC (FWCP)	DE	LLC	100% owned by FWIA	managing partner for numerous private equity funds
Fort Washington Emerging Market Debt LLC	DE	LLC	Managing Member is Fort Washington Fixed Income LLC	fixed income
Fort Washington Fixed Income LLC	DE	LLC	100% owned by FWIA	private fixed income fund
Fort Washington Full Discretion Fixed Income LLC	DE	LLC	Managing Member Fort Washington Fixed Income LLC and investors include WSLIC	managing member for private fixed income fund

Integrity AnnuiChoice II        April 2018

Fort Washington Global Alpha Master Fund LP	Cayman Isles	LP	Fort Washington Global Alpha GP LLC is the GP, Fort Washington Global Alpha Domestic Fund LP is a limited partner	hedge fund
Fort Washington Global Alpha SLP LLC	DE	LLC	50% owned by FWIA; 50% owned by Patrol Advisory Services (unaffiliated)	special limited partner of hedge fund
Fort Washington High Yield Investors II, LLC	DE	LLC	managing member is FWCP	private fixed income fund
Fort Washington High Yield Investors LLC	DE	LLC	managing member is FWCP	private fixed income fund
Fort Washington Investment Advisors, Inc. (FWIA)	OH	Corp	100% owned by Western & Southern Investment Holdings, LLC	registered investment adviser
Fort Washington Private Equity Investors II, L.P.	DE	LP	general partner is FWCP and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors III, L.P.	DE	LP	general partner is FWCP and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors IV, L.P.	DE	LP	general partner is FWCP and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors IX, L.P.	DE	LP	general partner is FWPEI IX GP, LLC and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors IX-B, L.P.	DE	LP	General Partner is FWPEI IX GP, LLC and WSLIC is the sole limited partner	private equity fund
Fort Washington Private Equity Investors IX-K, L.P.	DE	LP	general partner is FWPEI IX GP, LLC	private equity fund
Fort Washington Private Equity Investors V, L.P.	DE	LP	general partner is FWPEI V GP, LLC and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors V-B, L.P.	DE	LP	general partner is FWPEI V GP, LLC and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors VI, L.P.	DE	LP	general partner is FWPEI VI GP, LLC and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors VII, L.P.	DE	LP	general partner is FWPEI VII GP, LLC and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors VIII, L.P.	DE	LP	general partner is FWPEI VIII GP, LLC and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors VIII-B, L.P.	DE	LP	General Partner is FWPEI VIII GP, LLC and WSLIC is the sole limited partner	private equity fund
Fort Washington Private Equity Investors V-VC, L.P.	DE	LP	general partner is FWPEI V GP, LLC and investors include WSLIC	private equity fund
Fort Washington Private Equity Opportunities Fund II, L.P.	DE	LP	General Partner is FWPEO II GP, LLC and WSLIC is an investor	private equity fund
Fort Washington Private Equity Opportunities Fund III, L.P.	DE	LP	General Partner is FWPEO III GP, LLC and WSLIC is an investor	private equity fund
Fort Washington Private Equity Opportunities Fund III-B, L.P.	DE	LP	General Partner is FWPEO III GP, LLC and WSLIC is the sole limited partner	private equity fund
Frontage Lodging Investor Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
FWPEI IX GP, LLC	DE	LLC	100% owned by FWIA	general partner of Fund IX
FWPEI V GP, LLC	DE	LLC	100% owned by FWIA	general partner of the three private equity funds
FWPEI VI GP, LLC	DE	LLC	100% owned by FWIA	general partner of Fund VI
FWPEI VII GP, LLC	DE	LLC	100% owned by FWIA	general partner of Fund VII
FWPEI VIII GP, LLC	DE	LLC	100% owned by FWIA	general partner of Fund VIII
FWPEO II GP, LLC	DE	LLC	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund management
FWPEO III GP, LLC	DE	LLC	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund management

Integrity AnnuiChoice II        April 2018

Gallatin Eastland Investor Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Galveston Summerbrooke Apts., LLC	TX	LLC	54% owned by Summerbrooke Apartments Investor, LLC; 1% owned by ERI	ownership and operation of real estate
Gateway at Arvada Ridge, LLC	DE	LLC	35.39% owned by Arvada Kipling Housing Holdings, LLC and 0.72% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
Golf Countryside Investor Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Golf Sabal Investor Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Great Lakes Capital Fund for Housing LP 30	MI	LP	13.5% limited partnership interest owned by The Lafayette Life Insurance Company	real estate ownership entity(ies)
Greenwood Reserve Apartments, LLC	KS	LLC	64% owned by Olathe Apartments Investor Holdings, LLC; 35% owned by Cityscape Greenwood, LLC; and 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
Grelot Cody Apartments, LLC	OH	LLC	100% owned by Vinings Trace, LLC	real estate ownership entity(ies)
GS Beach Club, LLC	DE	LLC	76.5% owned by Winkler Extension Apartments Investor, LLC	real estate ownership entity(ies)
GS McFarland AA Apartments, LLC	DE	LLC	49% owned by Forsyth Halcyon AA Investor Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.
GS Yorktown Apartments, LP	DE	LP	59% owned by YT Crossing Apartments Investor, LLC and 1% by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
IFS Financial Services, Inc. (IFS)	OH	Corp	100% owned by Western-Southern Life Assurance Company (WSLAC)	real estate ownership entity(ies)
Insurance Profillment Solutions, LLC	OH	LLC	100% owned by WSLIC	insurance marketing services
IR Mall Associates, Ltd.	FL	LP	49.50% owned by WSLIC	ownership and operation of real estate
IR Mall Company, L.C.	FL	LLC	50% owned by ERI	ownership and operation of real estate
Jacksonville Salisbury Apartment Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
JLB Southpark Apartments LLC	DE	LLC	49% owned by SP Charlotte Apts Investor Holdings, LLC; 1% owned by Eagle Realty Investments, Inc.; 50% owned by third-party partner entity (JLB Southpark Apartments Management LLC)	ownership and operation of real estate
Kissimmee Investor Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
LaCenterra Apartments Investor Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
LaCenterra Apartments, LLC	TX	LLC	59% LaCenterra Apartments Investor Holdings, LLC (WS); 35% MF LC Grand Partners Ltd; 5% MF LCGP, LLC; and 1% Eagle Realty Investments, Inc.	ownership and operation of real estate
LaFrontera Hotel LLC	TX	LLC	75% owned by ERI	ownership and operation of real estate
LaFrontera Lodging Partners LP	OH	LP	74.25% owned by W&S Real Estate Holdings, LLC	ownership and operation of real estate

Integrity AnnuiChoice II        April 2018

LeRoy Glen Investment, LLC	OH	LLC	100% owned by The Western and Southern Life Insurance Company	real estate ownership entity(ies)
Linthicum Investor Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
LLIA, Inc.	OH	Corp	100% owned by The Lafayette Life Insurance Company	general insurance agency
Lookout Corporate Center	KY	JVGP	50% owned by WS Lookout GP, LLC	ownership and operation of real estate
Lorraine Senior Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Lugano Apartments, LLC	DE	LLC	59% by WS; 1% ERG; 40% Fore Lugano, LLC	ownership and operation of real estate
Lytle Park Inn, LLC	OH	LLC	98% by W&S Real Estate Holdings, LLC and 2% by Eagle Realty Investments, Inc.	ownership and operation of real estate
Main Hospitality Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
MC Investor Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Mercer Crossing Investor Holdings, LLC	OH	LLC	98% by WSLIC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Midtown Park Investor Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Miller Creek Associates, LLC	DE	LLC	59% by Miller Creek Investor Holdings, LLC	real estate ownership entity(ies)
Miller Creek Investor Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings, LLC and Eagle Realty Investments, Inc. 2%	real estate ownership entity(ies)
Miller Creek Residences, LLC	DE	LLC	100% owned by Miller Creek Associates, LLC	real estate ownership entity(ies)
MP Dallas Development Holdings, LLC	DE	LLC	49% by Midtown Park Investor Holdings, LLC; 1% ERI; 50% THC Dallas Midtown Park, LLC	real estate ownership entity(ies)
MP Dallas Project Owner, LLC	DE	LLC	100% by MP Dallas Development Holdings, LLC	ownership and operation of real estate
National Integrity Life Insurance Company	NY	Corp	100% owned by ILIC
NE Emerson Edgewood, LLC	IN	LLC	60% owned by The Lafayette Life Insurance Company and 40% by a third party.	real estate ownership entity(ies)
NEO Capital Fund, LP	DE	LP	General Partner is BVP NEO, LLC	private equity fund
North Pittsburgh Hotel LLC	PA	LLC	74% owned by WSALD NPH, LLC; 1% owned by ERI	ownership and operation of real estate
Northeast Cincinnati Hotel LLC	OH	LLC	25% owned by WSLIC, 49% owned by WSLR Cincinnati LLC, 1% owned by ERI	ownership and operation of real estate
NP Cranberry Hotel Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC, 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
NP Cranberry Hotel Investor, LLC	OH	LLC	100% owned by NP Cranberry Hotel Holdings, LLC	real estate ownership entity(ies)
Olathe Apartments Investor Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
One Kennedy Housing Investor Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)

Integrity AnnuiChoice II        April 2018

OTR Housing Associates, L.P.	OH	LP	98% owned by WSLIC; 1% owned by ERI	ownership and operation of real estate
OTR Redevelopment Group, LLC	OH	LLC	100% owned by OTR Walnut Housing, Ltd.	real estate ownership entity(ies)
OTR Transitional Housing, L.P.	OH	LP	99% owned by WSLIC	ownership and operation of real estate
OTR-Walnut Housing, Ltd.	OH	LLC	100% owned by ERI	ownership and operation of real estate
Overland Apartments Investor Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings, LLC and 2% by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Park Avenue Lofts, LLC	CO	LLC	49% owned by Uptown Denver Investor, LLC; 1% owned by ERI	ownership and operation of real estate
Parkside Residences, LLC	DE	LLC	54% owned by Railroad Parkside Investor Holdings, LLC; 1% by Eagle Realty Investments, Inc.; 45% by Parkside Investment Partners, LLC (a third party developer)	ownership and operation of real estate
Patterson at First Investor Holdings, LLC	OH	LLC	100% owned by Integrity Life Insurance Company	real estate ownership entity(ies)
Peppertree Fund II, LP	DE	LP	General Partner is Peppertree Partners, LLC	private equity fund
Peppertree Partners, LLC	OH	LLC	100% voting interest owned by Fort Washington Investment Advisors, Inc.	private equity fund management
Perimeter Development Holdings, LLC	DE	LLC	49% by Perimeter TC Investor Holdings, LLC; 1% ERG; 50% THC Perimeter, LLC	real estate ownership entity(ies)
Perimeter Project Owner, LLC	DE	LLC	100% Perimeter Development Holdings, LLC	ownership and operation of real estate
Perimeter TC Investor Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Pleasanton Hotel Holding Company, LLC	DE	LLC	69% owned by Pleasanton Hotel Investor Holdings, 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Pleasanton Hotel Investor Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Pleasanton Project Owner, LLC	DE	LLC	100% owned by Pleasanton Hotel Holdings	ownership and operation of real estate
Portiva Residences, LLC	DE	LLC	49% Jacksonville Salisbury Apartment Holdings, LLC and 1% Eagle Realty Investments, Inc.	ownership and operation of real estate
Prairie Lakes Apartments, LLC	IN	LLC	65% total WS affiliated ownership (64% by Prairie Lakes Apartments Investor, LLC and 1% by Eagle Realty Investments, Inc.)	real estate ownership entity(ies)
Prairiefire Apartments II, LLC	KS	LLC	100% by Prairiefire Apartments, LLC	ownership and operation of real estate
Prairiefire Apartments, LLC	KS	LLC	64% by Overland Apartments Investor Holdings, LLC; 1% by Eagle Realty Investments, Inc.; 35% by third party developer	real estate ownership entity(ies)
Price Road Hotel LLC	DE	LLC	64% owned by Price Willis Lodging Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
Price Willis Lodging Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Queen City Square Development I, LLC	OH	LLC	100% owned by Eagle Realty Group, LLC	operation of real estate
Queen City Square, LLC	OH	LLC	99.75% owned to WSLIC; .25% ERI	ownership and operation of real estate

Integrity AnnuiChoice II        April 2018

R4 Housing Partners V LP	DE	LP	9.3% limited partnership interest owned by The Lafayette Life Insurance Company	real estate ownership entity(ies)
R4 Housing Partners VI LP	DE	LP	16.7% limited partnership interest owned by The Lafayette Life Insurance Company	real estate ownership entity(ies)
Railroad Parkside Investor Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Randolph Tower Affordable Investment Fund, LLC	DE	LLC	99.99% owned by the Western and Southern Life Insurance Company	real estate ownership entity(ies)
Revel Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Ridge at Robinson Apartments, LLC	DE	LLC	59% owned by Settlers Ridge Robinson Investor Holdings, LLC; 40% by Fore Robinson PA, LLC; and 1% by Eagle	ownership and operation of real estate
Ridgegate Commonwealth Apartments, LLC	CO	LLC	55% total WS affiliated ownership (44% by Ridgegate Apartments Investor, LLC and 1% by Eagle Realty Investments, Inc.)	real estate ownership entity(ies)
Russell Bay Apartment Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Russell Bay Fee Owner LLC	DE	LLC	100% owned by Russell Bay Land Partners LLC	ownership and operation of real estate
Russell Bay Land Partners LLC	DE	LLC	88.6289% owned by Russell Bay Apartment Holdings, LLC; 1.38% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Sabal-Alexander Investments, LLC	FL	LLC	69% Golf Sabal Investor Holdings, LLC and 1% Eagle Realty Investments, Inc.	ownership and operation of real estate
San Tan Investor Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Settlers Ridge Robinson Investor Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
Seventh and Culvert Garage, LLC	OH	LLC	100% owned by W&S Real Estate Holdings, LLC	real estate ownership entity(ies)
Shelbourne Campus Properties, LLC	DE	LLC	54% owned by Shelbourne Housing Investor, LLC; 1% owned by ERI	ownership and operation of real estate
Shelbourne Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC; 2% owned by ERI	real estate ownership entity(ies)
Shelbourne Housing Investor, LLC	OH	LLC	100% owned by Shelbourne Holdings, LLC	real estate ownership entity(ies)
Siena Medical District, LLC	DE	LLC	100% owned by FDC Siena JV, LLC	real estate ownership entity(ies)
Sixth and Race Development, LLC	OH	LLC	71% owned by Race Street Development, Ltd., 29% owned by ERI	ownership and operation of real estate
Skye Apartments Investor Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Skye at Arbor Lakes II, LLC	DE	LLC	59% by Skye Apartments Investor Holdings, LLC, 40% by SK Arbor Lakes Limited Partnership II, LLP, 1% by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Skye at Arbor Lakes, LLC	DE	LLC	69% owned by Skye Apartments Investor Holdings, LLC; 1% owned by Eagle Realty Investments, Inc.; 30% owned by third-party partner entity (SK Arbor Lakes Limited Partnership)	real estate ownership entity(ies)
Skye at Maple Grove II, LLC	DE	LLC	100% owned by Sky at Arbor Lakes II, LLC	real estate ownership entity(ies)

Integrity AnnuiChoice II        April 2018

Skye at Maple Grove, LLC	DE	LLC	100% owned by Skye at Arbor Lakes, LLC	ownership and operation of real estate
Skyport Hotel LLC	KY	LLC	25% owned by WSLIC, 49% owned by WSLR Skyport LLC; 1% owned by ERI	ownership and operation of real estate
Sonterra Legacy Investor Holdings, LLC	OH	LLC	100% by Trust dated August 25, 2014 for benefit of WSLIC Separate Account A (Eagle Realty Group, LLC, Trustee)	real estate ownership entity(ies)
South Flores Housing Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Southside Tunnel Apartments Investor Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings, LLC and 2% by Eagle Realty Investments, Inc.	ownership and operation of real estate
Southside Works City Apartments, LLC	DE	LLC	49% by Southside Tunnel Apartments Investor Holdings, LLC; 50% by Village Green Holdings, LLC; 1% by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
SP Charlotte Apts Investor Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
SPX Holding LLC	OH	LLC	50% owned by W&SFG	Airplane ownership/leasing
SSW Jet Ltd	OH	LLC	50% owned by W&SFG	Airplane ownership/leasing
Stony Investor Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Stout Metro Housing Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Sundance Hotel Investor, LLC	OH	LLC	100% owned by Sundance LaFrontera Holdings, LLC	real estate ownership entity(ies)
Sundance Hotel, LLC	DE	LLC	64% by Sundance Hotel Investor, LLC and 1% by Eagle Realty Investments, Inc; 35% owned by third party developer	real estate ownership entity(ies)
Sundance LaFrontera Holdings, LLC	OH	LLC	98% by WSLIC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
The Cove Apartments, LLC	DE	LLC	49% owned by Cove Housing Investor Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
The Cove JV, LLC	DE	LLC	100% owned by The Cove Apartments, LLC	real estate ownership entity(ies)
The Flats at San Tan, LLC	TX	LLC	49% owned by San Tan Investor Holdings, LLC; 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
The Lafayette Life Insurance Company	OH	Corp	100% owned by Western & Southern Financial Group, Inc. (WSFG)
The Ohio Capital Fund LLC	OH	LLC	Managed by Buckeye Venture Partners, LLC	state funded private equity fund
The Western and Southern Life Insurance Company (WSLIC)	OH	Corp	100% owned by WSFG
Touchstone Advisors, Inc.	OH	Corp	100% owned by IFS	registered investment adviser
Touchstone Securities, Inc.	NE	Corp	100% owned by IFS Financial Services, Inc.	securities broker-dealer
Trevi Apartment Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Trevi Fee Owner, LLC	DE	LLC	100% Trevi Land Partners, LLC	ownership and operation of real estate
Trevi Land Partners, LLC	DE	LLC	64% Trevi Apartment Holdings, LLC; 1% ERI	real estate ownership entity(ies)

Integrity AnnuiChoice II        April 2018

Tri-State Growth Capital Fund I, L.P.	DE	LP	general partner is Tri-State Ventures, LLC and investors include WSLIC	private equity fund
Tri-State Growth Capital Fund II, L.P.	DE	LP	general partner is Tri-State Ventures II, LLC and investors include WSLIC	private equity fund
Tri-State Ventures II, LLC	DE	LLC	100% owned by FWIA	private equity fund
Tri-State Ventures, LLC	DE	LLC	100% owned by FWIA	private equity fund
Union Centre Hotel LLC	OH	LLC	25% owned by WSLIC; 49% owned by WSLR Union LLC; 1% owned by ERI	ownership and operation of real estate
Uptown Denver Apartments, LLC	DE	LLC	49% owned by East Denver Investor Holdings, LLC; 1% by Eagle Realty Investments, Inc.; and 50% by CoCH 103 Uptown, L.P. (a third party developer)	ownership and operation of real estate
Vail Hotel Holdings ESHV, LLC	DE	LLC	74% owned by Frontage Lodging Investor Holdings, LLC; 1 % by Eagle Realty Investments, Inc.; and 25% by PH Vail Hotel Owner, LLC (a third-party developer)	real estate ownership entity(ies)
Vail Hotel Owner ESHV, LLC	DE	LLC	100% by Vail Hotel Holdings ESHV, LLC	ownership and operation of real estate
Vernazza Apartments, LLC	DE	LLC	54% owned by Vernazza Housing Investor Holdings and 1% by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Vernazza Housing Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Vinings Trace, LLC	IN	LLC	99% owned by WSLIC, 1% owned by ERI	ownership and operation of real estate
Vulcan Hotel LLC	AL	LLC	25% owned by WSLIC; 49% owned by WSLR Birmingham LLC; 1% owned by ERI	ownership and operation of real estate
W Apts Investor Holdings, LLC	OH	LLC	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
W Flats Residences, LLC	DE	LLC	66.5% owned by W Apts Investor Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
W&S Brokerage Services, Inc.	OH	Corp	100% owned by WSLAC	investment advisor and broker dealer
W&S Financial Group Distributors, Inc.	OH	Corp	100% owned by WSLAC	general insurance agency
W&S Real Estate Holdings, LLC	OH	LLC	100% owned by WSLIC	real estate ownership entity(ies)
West Crescent Venture Partners LLC	DE	LLC	owned 50% by West Crescent Realty Partners LLC, 49% by Revel Investor Holdings, LLC, and 1% by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Western & Southern Agency, Inc.	OH	Corp	100% owned by WSLIC	general insurance agency
Western & Southern Financial Fund Inc	OH	NP Corp		charitable giving
Western & Southern Financial Group, Inc. (WSFG)	OH	Corp	100% owned by WSMHC	holding company
Western & Southern Investment Holdings, LLC	OH	LLC	100% owned by WSLIC	real estate ownership entity(ies)
Western & Southern Mutual Holding Company (WSMHC)	OH	Corp	Mutual Insurance Holding Company
Western-Southern Life Assurance Company (WSLAC)	OH	Corp	100% owned by WSLIC
Windsor Hotel LLC	CT	LLC	25% owned by WSLIC; 49% owned by WSLR Hartford LLC; 1% owned by ERI	ownership and operation of real estate

Integrity AnnuiChoice II        April 2018

Winkler Extension Apartments Investor, LLC	OH	LLC	100% owned by Eagle Realty Group, LLC, as Trustee under a Trust Agreement dated November 30, 2009 for the benefit of WSLIC Separate Account A	real estate ownership entity(ies)
WL Apartment Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
WL Houston Parkway, LLC	TX	LLC	55% owned by WL Apartment Holdings and 1% by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Wright Executive Hotel Limited Partners	OH	LP	60.50% owned by WSLIC; 0.61% owned by WS Wright Hotel GP, LLC	real estate ownership entity(ies)
WS Airport Exchange GP, LLC	OH	LLC	100% owned by W&S Real Estate Holdings, LLC	real estate ownership entity(ies)
WS Country Place GP, LLC	OH	LLC	100% owned by W&S Real Estate Holdings, LLC	real estate ownership entity(ies)
WS Lookout JV, LLC	OH	LLC	100% owned by WSLIC	real estate ownership entity(ies)
WS Wright Hotel GP, LLC	OH	LLC	100% owned by WSLIC	real estate ownership entity(ies)
WSA Commons, LLC	GA	LLC	50% owned by WSLIC	ownership and operation of real estate
WSALD CEH, LLC	OH	LLC	50% owned by WSLIC	real estate ownership entity(ies)
WSALD NPH, LLC	OH	LLC	50% owned by WSLIC; 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
WSFG WG Aurora IL, LLC	OH	LLC	100% owned by Country Place Associates	ownership and operation of real estate
WSFG WG Charlotte NC, LLC	OH	LLC	100% owned by Country Place Associates	ownership and operation of real estate
WSFG WG Columbus OH, LLC	OH	LLC	100% owned by Vinings Trace, LLC	ownership and operation of real estate
WSFG WG Holding RI, LLC	OH	LLC	100% owned by Country Place Associates	ownership and operation of real estate
WSFG WG Providence RI, LLC	OH	LLC	100% owned by Country Place Associates	ownership and operation of real estate
WSFG WG Stallings NC, LLC	OH	LLC	100% owned by Vinings Trace, LLC	ownership and operation of real estate
WSL Partners, L.P.	DE	LP	general partner is FWCP and investors include WSLIC	private equity fund
WSLR Birmingham LLC	OH	LLC	100% owned by WSLR LLC	real estate ownership entity(ies)
WSLR Cincinnati LLC	OH	LLC	100% owned by WSLR LLC	real estate ownership entity(ies)
WSLR Columbus LLC	OH	LLC	100% owned by WSLR LLC	real estate ownership entity(ies)
WSLR Dallas LLC	OH	LLC	100% owned by WSLR LLC	real estate ownership entity(ies)
WSLR Hartford LLC	OH	LLC	100% owned by WSLR LLC	real estate ownership entity(ies)
WSLR Holdings LLC	DE	LLC	24.49% owned by WSLIC	real estate ownership entity(ies)
WSLR LLC	DE	LLC	100% owned by WSLR Holdings LLC	real estate ownership entity(ies)
WSLR Skyport LLC	OH	LLC	100% owned by WSLR LLC	real estate ownership entity(ies)
WSLR Union LLC	OH	LLC	100% owned by WSLR LLC	real estate ownership entity(ies)

Integrity AnnuiChoice II        April 2018

Item 27.    Number of Contract Owners
As of March 2, 2018, 953 qualified and non-qualified contracts issued pursuant to this registration statement were outstanding.

Item 28.    Indemnification
Integrity's By-Laws provide, in Article V, Section 5.1 provides:
To the extent permitted by the laws of the State of Ohio, subject to all applicable requirements thereof:
(a)    The Corporation shall indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the Corporation, by reason of the fact that he is or was a Director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a Director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.
(b)    The Corporation shall indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect to any of the following:
(1)    Any claim, issue, or matter as to which such person is adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless, and only to the extent the court of common pleas or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;
(2)    Any action of suit in which the only liability asserted against a Director is pursuant to Section 1701.95 of the Ohio Revised Code.
(c) To the extent that a Director, trustee, officer, employee, or agent has been successful in the merits or otherwise in defense of any action, suit, or proceeding referred to in division (a) and (b) of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the action, suit, or proceeding.
(d) Any indemnification under divisions (a) and (b) of this Article, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon the determination that indemnification of the Director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (a) and (b) of this Article. Such determination shall be made as follows:
(1)    By a majority vote of a quorum consisting of Directors of the Corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;
(2)    If the quorum described in division (d)(1) of this Article is not obtainable or if a majority vote of a quorum of disinterested Directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the Corporation or any person to be indemnified within the past five years;
(3)    By the Shareholders; or
(4)    By the court of common pleas or the court in which such action, suit or proceeding was brought.
Any determination made by the disinterested Directors under Article (d)(1) or by independent legal counsel under Article (d)(2) shall be promptly communicated to the person who threatened or brought the action or suit by in the right of the Corporation under (b) of this Article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

Integrity AnnuiChoice II        April 2018

(e)    (1)    Expenses, including attorney's fees, incurred by a Director in defending the action, suit, or proceeding shall be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the Director in which he agrees to do both of the following:
(i)    Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Corporation or undertaken with reckless disregard for the best interests of the Corporation;
(ii)    Reasonably cooperate with the Corporation concerning the action, suit or proceeding.
(2)    Expenses, including attorney's fees, incurred by a Director, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (a) and (b) of this Article, may be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the Directors in the specific case upon receipt of an undertaking by or on behalf of the Director, officer, employee, or agent to repay such amount, if it ultimately is determined that he is not entitled to be indemnified by the Corporation.
(f)    The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the Articles or the Regulations for any agreement, vote of Shareholders or disinterested Directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.
(g)    The Corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self insurance, on behalf of or for any person who is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in whom the Corporation has a financial interest.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.    Principal Underwriters
(a)        Touchstone Securities, Inc. (Touchstone Securities) is the principal underwriter for Separate Account I of Integrity Life Insurance Company. Touchstone Securities also serves as an underwriter for Separate Account VUL of Integrity Life Insurance Company, Separate Account I of National Integrity Life Insurance Company, Western-Southern Life Assurance Company’s Separate Account 1, Columbus Life Insurance Company Separate Account I and for the shares of several series of Touchstone Variable Series Trust, Touchstone Strategic Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Institutional Funds Trust and Touchstone Funds Group Trust, each of which is affiliated with the Depositor.
(b)    The names and principal business addresses* of the officers and directors of, and their positions with, Touchstone Securities, Inc. are as follows:

Directors:

James N. Clark	Director

Jill T. McGruder	Director and Chief Executive Officer

Donald J. Wuebbling	Director

Officers:

Steven M. Graziano	President

Integrity AnnuiChoice II        April 2018

Jill T. McGruder	Chief Executive Officer

Stephen C. Owen	Senior Vice President

James J. Vance	Senior Vice President and Treasurer

Jeffrey T. Herman	Vice President

Sharon L. Karp	Vice President

Daniel R. Larsen	Vice President

Todd M. Nuss	Vice President

Timothy S. Stearns	Vice President

Thomas A. Shoemake	Chief Compliance Officer

Terrie A. Wiedenheft	Chief Financial Officer

Cheryl J. Stotts	Assistant Vice President and Assistant Treasurer

Jay V. Johnson	Assistant Vice President and Assistant Treasurer

John S. Musgrove	Assistant Vice President and Assistant Treasurer

Kathleen A. Cornelius	Assistant Treasurer

Timothy D. Speed	Assistant Treasurer

Sarah Sparks Herron	Secretary

*The principal business address for the above is 400 Broadway, Cincinnati, Ohio 45202, unless otherwise noted.

(c)    Not applicable.

Item 30.    Location of Accounts and Records
The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Integrity at 400 Broadway, Cincinnati, Ohio 45202

Item 31.    Management Services
There are currently no management-related services provided to the Registrant.

Item 32.    Undertakings
The Registrant hereby undertakes:

(a)
to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements of the Registrant, Depositor and Guarantor in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b)
to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c)
to deliver any Statement of Additional Information and any financial statements required to be made available under this Form, including the WSLIC financial statements, promptly upon written or oral request; and

(d)	to update the registration statement if WSLIC terminates its guarantee to Integrity policyholders.

During any time there are insurance obligations outstanding and covered by its guarantee (Guarantee) issued by WSLIC, filed as an exhibit to this registration statement, Integrity hereby undertakes to provide notice to contract owners promptly after the happening of significant events related to the Guarantee. These significant events include: (i) termination of the Guarantee that has a material adverse effect on the contract owner's rights under the Guarantee; (ii) a default under the Guarantee that has a material adverse effect on the contract owner's rights under the Guarantee; or (iii) the insolvency of WSLIC.

Pursuant to Section 26(f) of the Investment Company Act of 1940, as amended, the Registrant and Depositor represent that the aggregate charges under variable annuity contracts described in this Registration Statement are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Integrity.

Integrity represents that it recognizes the requirements of Section 17(h) of the Investment Company Act of 1940, specifically that it shall not protect or purport to protect any director or officer of the Registrant or Depositor against any liability to them or to their security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Integrity AnnuiChoice II	June 2018

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, the Depositor and the Guarantor, certify that they meet all of the requirements for effectiveness of this post-effective amendment to their Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this amendment to the Registration Statement to be signed on their behalf, in the City of Cincinnati and State of Ohio on this June 25, 2018.

SEPARATE ACCOUNT I OF
INTEGRITY LIFE INSURANCE COMPANY
(Registrant)

By: Integrity Life Insurance Company
(Depositor)

By:	/s/ Jill T. McGruder
Jill T. McGruder, President and CEO

INTEGRITY LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Jill T. McGruder
Jill T. McGruder, President and CEO

THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY
(Guarantor)

By:	/s/ John F. Barrett
John F. Barrett, Chairman, President and CEO

Integrity AnnuiChoice II	April 2018

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this amendment to the Registration Statement to be signed on its behalf, in the City of Cincinnati and State of Ohio on this June 25, 2018.

INTEGRITY LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Jill T. McGruder
Jill T. McGruder, President and CEO

The following persons, in the capacities and on the dates indicated, have signed this Registration Statement as required by the Securities Act of 1933:

PRINCIPAL EXECUTIVE OFFICER:	/s/ Jill T. McGruder
Jill T. McGruder, President and CEO
June 25, 2018

PRINCIPAL FINANCIAL OFFICER:	/s/ Bradley J. Hunkler
Bradley J. Hunkler, Senior Vice President and Chief Financial Officer
June 25, 2018

PRINCIPAL ACCOUNTING OFFICER:	/s/ Wade M. Fugate
Wade M. Fugate, Vice President and Controller
June 25, 2018

DIRECTORS:

/s/ John F. Barrett	/s/ Jonathan D. Niemeyer
John F. Barrett	Jonathan D. Niemeyer
June 25, 2018	June 25, 2018
/s/ Edward J. Babbitt	/s/ Donald J. Wuebbling
Edward J. Babbitt	Donald J. Wuebbling
June 25, 2018	June 25, 2018
/s/ Jill T. McGruder
Jill T. McGruder
June 25, 2018

Integrity AnnuiChoice II	April 2018

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Guarantor has duly caused this amendment to the Registration Statement to be signed on its behalf, in the City of Cincinnati and State of Ohio on this June 25, 2018.

THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY
(Guarantor)

By:	/s/ John F. Barrett
John F. Barrett, Chairman, President and CEO

PRINCIPAL EXECUTIVE OFFICER:	/s/ John F. Barrett
John F. Barrett, Chairman, President and CEO
June 25, 2018

PRINCIPAL FINANCIAL OFFICER:	/s/ Bradley J. Hunkler
Bradley J. Hunkler, Senior Vice President and Chief Financial Officer
June 25, 2018

PRINCIPAL ACCOUNTING OFFICER:	/s/ Wade M. Fugate
Wade M. Fugate, Vice President and Controller
June 25, 2018

DIRECTORS:

/s/ John F. Barrett	/s/ Bradley J. Hunkler
John F. Barrett	Bradley J. Hunkler, Attorney-in-Fact for Jo Ann Davidson
June 25, 2018
June 25, 2018

/s/ Bradley J. Hunkler	/s/ Bradley J. Hunkler
Bradley J. Hunkler, Attorney-in-Fact for James N. Clark	Bradley J. Hunkler, Attorney-in-Fact for George H. Walker, III
June 25, 2018	June 25, 2018

/s/ Bradley J. Hunkler
Bradley J. Hunkler, Attorney-in-Fact for Thomas L. Williams
June 25, 2018